UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® International Growth Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/10

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
BHP Billiton Ltd.	3.8%
LVMH Moet Hennessy Louis Vuitton S.A.	2.8%
Teck Resources Ltd., “B”	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.1%
Schneider Electric S.A.	2.1%
Groupe Danone	1.9%
Nestle S.A.	1.8%
Accenture Ltd., “A”	1.7%
Saipem S.p.A.	1.6%
Linde AG	1.6%

Equity sectors
Financial Services	15.4%
Basic Materials	14.3%
Consumer Staples	12.9%
Technology	10.9%
Health Care	10.5%
Retailing	10.3%
Special Products & Services	6.8%
Industrial Goods & Services	5.4%
Energy	5.2%
Utilities & Communications	3.6%
Leisure	2.4%
Transportation	0.9%

Issuer country weightings
United Kingdom	11.7%
France	11.2%
Japan	10.4%
Switzerland	10.1%
Germany	9.6%
Australia	5.7%
Brazil	5.6%
Taiwan	3.7%
Canada	3.4%
Other Countries	28.6%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS International Growth Portfolio (the “fund”) provided a total return of 15.16%, while Service Class shares of the fund provided a total return of 14.86%. These compare with a return of 14.79% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-US) Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the retailing sector was a primary factor driving relative performance. The fund’s overweight positions in luxury goods maker LVMH Moët Hennessy Louis Vuitton (France), watch maker Swatch Group (Switzerland), and export trading company Li & Fung (Hong Kong) were among the fund’s top relative contributors. Shares of LVMH rose during the reporting period as the company reported better-than-expected sales and earnings results. Strength was evident across all of LVMH’s business segments, as the company benefited from robust demand for luxury goods, as well as the replenishing of inventories at U.S. and European retailers following the recession.

Stock selection in the financial services and special products & services sectors also positively contributed to relative performance. In the financial services sector, holdings of commercial banking firm Credicorp (b) (Peru) was among the fund’s top contributors. In the special products & services sector, product safety testing company Intertek Group (United Kingdom) was another positive factor.

Stocks in other sectors that contributed to relative results included zircon producer Iluka Resources (b) (Australia), brewery company Companhia de Bebidas das Americas (Brazil), and oil and gas turnkey contractor Saipem S.p.A. (Italy). Shares of Iluka Resources soared as the company’s management announced significantly higher-than-expected earnings in the second half of 2010, following a partial recovery in global demand earlier in the year. The fund’s timing of ownership in shares of diversified mining company Teck Resources (Canada) and digital products manufacturer ARM Holdings (h) (United Kingdom) also helped.

Detractors from Performance

Stock selection in the energy sector held back relative performance. The fund’s investment in shares of oil and gas explorer INPEX (Japan), and timing of ownership in shares of integrated oil and gas company TOTAL (b)(h) (France), negatively impacted relative results. The share price of INPEX fell as the company announced plans to raise capital via a stock issue to finance the development of the Ichthys natural gas project in Australia.

Elsewhere, holdings of securities broker Nomura Holdings  (b) (Japan), apparel retailer Esprit Holdings (Hong Kong), stock exchange Deutsche Boerse (Germany), copy machine maker Konica Minolta Holdings (Japan), skin and beauty care products company Beiersdorf (Germany), paint and specialty chemical maker Akzo Nobel (b) (Netherlands), specialty chemical manufacturer Shin-Etsu Chemical (Japan), and oil and gas exploration and production company Petroleo Brasileiro (Brazil) detracted from relative performance.

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MFS International Growth Portfolio

Management Review – continued

During the reporting period, the fund’s currency exposure was also a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/03/96	15.16%	7.05%	7.04%	N/A
Service Class	8/24/01	14.86%	6.78%	N/A	8.84%

Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		14.79%	5.59%	4.71%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary).

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.07%	$1,000.00	$1,264.84	$6.11
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
Service Class	Actual	1.32%	$1,000.00	$1,263.55	$7.53
	Hypothetical (h)	1.32%	$1,000.00	$1,018.55	$6.72

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.6%
Airlines – 0.9%
Copa Holdings S.A., “A”	36,320	$2,137,069

Alcoholic Beverages – 4.2%
Companhia de Bebidas das Americas, ADR	109,790	$3,406,784
Diageo PLC	171,422	3,167,077
Heineken N.V.	28,163	1,380,799
Pernod Ricard S.A.	27,898	2,623,027

		$10,577,687

Apparel Manufacturers – 6.3%
Compagnie Financiere Richemont S.A.	46,276	$2,722,118
Li & Fung Ltd.	566,600	3,287,575
LVMH Moet Hennessy Louis Vuitton S.A.	42,882	7,054,026
Swatch Group Ltd.	6,443	2,872,131

		$15,935,850

Broadcasting – 1.5%
Grupo Televisa S.A., ADR (a)	57,100	$1,480,603
Publicis Groupe S.A.	46,500	2,423,380

		$3,903,983

Brokerage & Asset Managers – 4.4%
Aberdeen Asset Management PLC	744,394	$2,354,825
BM&F Bovespa S.A.	380,000	3,005,663
Deutsche Boerse AG	36,501	2,526,611
ICAP PLC	163,496	1,363,750
Nomura Holdings, Inc.	273,600	1,735,485

		$10,986,334

Business Services – 6.8%
Accenture Ltd., “A” (s)	86,090	$4,174,504
Amadeus IT Holding S.A. (a)	93,523	1,959,604
Capita Group PLC	193,116	2,097,071
Hays PLC	1,111,086	2,232,926
Infosys Technologies Ltd., ADR	24,780	1,885,262
Intertek Group PLC	79,670	2,204,788
Michael Page International	317,870	2,750,529

		$17,304,684

Computer Software – 1.4%
Dassault Systems S.A.	21,802	$1,643,741
SAP AG	39,392	2,005,566

		$3,649,307

Computer Software – Systems – 3.4%
Acer, Inc.	1,239,750	$3,831,100
Konica Minolta Holdings, Inc.	256,000	2,661,214
NICE Systems Ltd., ADR (a)	56,960	1,987,904

		$8,480,218

Consumer Products – 4.6%
AmorePacific Corp. (a)	1,665	$1,671,015
Beiersdorf AG	40,376	2,240,458
Henkel KGaA, IPS	32,310	2,009,188

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Reckitt Benckiser Group PLC	59,082	$3,247,043
Uni-Charm Corp.	59,700	2,371,479

		$11,539,183

Electrical Equipment – 2.6%
Keyence Corp.	4,300	$1,243,163
Schneider Electric S.A.	36,008	5,389,159

		$6,632,322

Electronics – 5.5%
Hoya Corp.	77,700	$1,887,232
Infineon Technologies AG (a)	202,496	1,884,156
Samsung Electronics Co. Ltd.	3,353	2,803,769
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	431,040	5,405,242
Tokyo Electron Ltd.	32,100	2,032,196

		$14,012,595

Energy – Independent – 0.7%
INPEX Corp.	319	$1,868,266

Energy – Integrated – 2.9%
OAO Gazprom, ADR	106,260	$2,683,065
Petroleo Brasileiro S.A., ADR	48,060	1,818,590
Suncor Energy, Inc.	74,722	2,876,756

		$7,378,411

Engineering – Construction – 0.8%
JGC Corp.	90,000	$1,954,038

Food & Beverages – 4.1%
Coca-Cola Hellenic Bottling Co. S.A.	44,654	$1,155,233
Groupe Danone	75,158	4,722,389
Nestle S.A.	75,873	4,442,831

		$10,320,453

Food & Drug Stores – 2.4%
Dairy Farm International Holdings Ltd.	214,200	$1,989,918
Lawson, Inc.	27,500	1,359,927
Tesco PLC	420,151	2,783,993

		$6,133,838

Internet – 0.6%
Yahoo Japan Corp.	4,113	$1,595,757

Leisure & Toys – 0.9%
Shimano, Inc.	44,000	$2,238,207

Machinery & Tools – 2.0%
KONE Oyj “B”	44,737	$2,486,933
Schindler Holding AG	20,608	2,437,695

		$4,924,628

Major Banks – 6.1%
Credit Suisse Group AG	68,357	$2,754,019
Erste Group Bank AG	56,679	2,661,509

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
HSBC Holdings PLC	347,524	$3,527,819
Julius Baer Group Ltd.	55,670	2,607,857
Standard Chartered PLC	140,550	3,781,112

		$15,332,316

Medical & Health Technology & Services – 1.9%
Diagnosticos da America S.A.	90,400	$1,225,301
Fleury S.A.	63,600	1,021,048
Fresenius Medical Care AG & Co. KGaA	41,957	2,423,782

		$4,670,131

Medical Equipment – 3.1%
Essilor International S.A.	31,511	$2,028,560
Sonova Holding AG	25,726	3,320,993
Synthes, Inc.	19,130	2,584,084

		$7,933,637

Metals & Mining – 7.5%
BHP Billiton Ltd.	208,972	$9,671,582
Iluka Resources Ltd. (a)	381,247	3,564,047
Teck Resources Ltd., “B”	93,395	5,803,960

		$19,039,589

Oil Services – 1.6%
Saipem S.p.A.	81,532	$4,013,762

Other Banks & Diversified Financials – 4.9%
Akbank T.A.S.	453,200	$2,518,430
Banco Santander Brasil S.A., ADR	279,220	3,797,392
Bank Rakyat Indonesia	1,436,500	1,674,057
China Construction Bank (a)	1,421,410	1,274,602
Credicorp Ltd.	8,320	989,331
HDFC Bank Ltd.	38,773	2,034,553

		$12,288,365

Pharmaceuticals – 5.5%
Bayer AG	44,085	$3,257,766
Merck KGaA	17,104	1,367,936
Novo Nordisk A/S, “B”	22,471	2,533,907
Roche Holding AG	13,145	1,926,059
Santen, Inc.	53,800	1,868,654
Teva Pharmaceutical Industries Ltd., ADR	57,200	2,981,836

		$13,936,158

Precious Metals & Minerals – 0.5%
Newcrest Mining Ltd.	30,150	$1,247,066

Specialty Chemicals – 6.3%
Akzo Nobel N.V.	55,731	$3,461,893
L’Air Liquide S.A.	19,431	2,457,388
Linde AG	26,316	3,993,107
Shin-Etsu Chemical Co. Ltd.	64,900	3,517,182
Symrise AG	90,647	2,486,226

		$15,915,796

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 1.6%
Esprit Holdings Ltd.	414,169	$1,971,523
Industria de Diseno Textil S.A.	28,741	2,151,922

		$4,123,445

Telecommunications – Wireless – 1.9%
MTN Group Ltd.	120,819	$2,465,350
Philippine Long Distance Telephone Co.	39,970	2,330,139

		$4,795,489

Telephone Services – 1.7%
China Unicom Ltd.	2,148,000	$3,072,993
Telefonica S.A.	55,739	1,263,621

		$4,336,614

Total Common Stocks (Identified Cost, $216,172,332)		$249,205,198

MONEY MARKET FUNDS (v) – 0.8%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	2,123,761	$2,123,761

Total Investments (Identified Cost, $218,296,093)		$251,328,959
OTHER ASSETS, LESS LIABILITIES – 0.6%		1,475,234

Net Assets – 100.0%		$252,804,193

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and written options. At December 31, 2010, the value of securities pledged amounted to $166,321. At December 31, 2010, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

PLC	Public Limited Company

See Notes to Financial Statements

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MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $216,172,332)	$249,205,198
Underlying funds, at cost and value	2,123,761
Total investments, at value (identified cost, $218,296,093)	$251,328,959
Foreign currency, at value (identified cost, $48,565)	48,613
Receivables for
Investments sold	1,429,793
Fund shares sold	109,722
Interest and dividends	427,032
Other assets	8,567
Total assets		$253,352,686
Liabilities
Payables for
Investments purchased	$299,726
Fund shares reacquired	86,655
Payable to affiliates
Investment adviser	12,459
Shareholder servicing costs	132
Distribution and/or service fees	428
Administrative services fee	495
Payable for Trustees’ compensation	78
Deferred country tax expense payable	43,806
Accrued expenses and other liabilities	104,714
Total liabilities		$548,493
Net assets		$252,804,193
Net assets consist of
Paid-in capital	$197,544,320
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $43,806 deferred country tax)	33,007,396
Accumulated net realized gain (loss) on investments and foreign currency transactions	19,674,240
Undistributed net investment income	2,578,237
Net assets		$252,804,193
Shares of beneficial interest outstanding		18,270,880

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$221,456,475	15,992,589	$13.85
Service Class	31,347,718	2,278,291	13.76

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$5,950,128
Interest	80,737
Dividends from underlying funds	8,172
Foreign taxes withheld	(581,755)
Total investment income		$5,457,282
Expenses
Management fee	$2,131,103
Distribution and/or service fees	68,993
Shareholder servicing costs	27,351
Administrative services fee	84,613
Trustees’ compensation	27,727
Custodian fee	209,211
Shareholder communications	18,417
Auditing fees	55,958
Legal fees	7,157
Miscellaneous	29,313
Total expenses		$2,659,843
Fees paid indirectly	(10)
Net expenses		$2,659,833
Net investment income		$2,797,449
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $7,813 country tax)	$28,087,937
Foreign currency transactions	(206,902)
Net realized gain (loss) on investments and foreign currency transactions		$27,881,035
Change in unrealized appreciation (depreciation)
Investments (net of $2,032 increase in deferred country tax)	$7,195,481
Translation of assets and liabilities in foreign currencies	10,342
Net unrealized gain (loss) on investments and foreign currency translation		$7,205,823
Net realized and unrealized gain (loss) on investments and foreign currency		$35,086,858
Change in net assets from operations		$37,884,307

See Notes to Financial Statements

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MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$2,797,449	$1,964,427
Net realized gain (loss) on investments and foreign currency transactions	27,881,035	4,026,805
Net unrealized gain (loss) on investments and foreign currency translation	7,205,823	44,703,242
Change in net assets from operations	$37,884,307	$50,694,474
Distributions declared to shareholders
From net investment income	$(1,936,143)	$(1,417,238)
Change in net assets from fund share transactions	$9,593,366	$52,895,067
Total change in net assets	$45,541,530	$102,172,303
Net assets
At beginning of period	207,262,663	105,090,360
At end of period (including undistributed net investment income of $2,578,237 and $1,931,646, respectively)	$252,804,193	$207,262,663

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.13	$8.90	$17.63	$17.93	$15.42
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.14	$0.16	$0.21	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.68	3.20	(6.04)	2.57	3.70
Total from investment operations	$1.83	$3.34	$(5.88)	$2.78	$3.93
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.19)	$(0.27)	$(0.11)
From net realized gain on investments	—	—	(2.66)	(2.81)	(1.31)
Total distributions declared to shareholders	$(0.11)	$(0.11)	$(2.85)	$(3.08)	$(1.42)
Net asset value, end of period	$13.85	$12.13	$8.90	$17.63	$17.93
Total return (%) (k)(s)	15.16	38.06	(39.82)	16.58	26.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.09	1.25	1.22	1.11	1.12
Net investment income	1.21	1.39	1.25	1.16	1.40
Portfolio turnover	66	56	73	56	86
Net assets at end of period (000 omitted)	$221,456	$179,925	$87,034	$139,633	$140,242

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.06	$8.84	$17.53	$17.85	$15.36
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.13	$0.15	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	1.67	3.18	(6.00)	2.56	3.69
Total from investment operations	$1.78	$3.30	$(5.87)	$2.71	$3.88
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.16)	$(0.22)	$(0.08)
From net realized gain on investments	—	—	(2.66)	(2.81)	(1.31)
Total distributions declared to shareholders	$(0.08)	$(0.08)	$(2.82)	$(3.03)	$(1.39)
Net asset value, end of period	$13.76	$12.06	$8.84	$17.53	$17.85
Total return (%) (k)(s)	14.86	37.69	(39.96)	16.26	25.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.34	1.50	1.46	1.37	1.37
Net investment income	0.94	1.17	1.04	0.85	1.15
Portfolio turnover	66	56	73	56	86
Net assets at end of period (000 omitted)	$31,348	$27,338	$18,056	$28,689	$22,979

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

13

MFS International Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$29,510,934	$—	$—	$29,510,934
France	28,341,670	—	—	28,341,670
Japan	20,764,120	5,568,680	—	26,332,800
Switzerland	25,667,786	—	—	25,667,786
Germany	24,194,797	—	—	24,194,797
Australia	14,482,695	—	—	14,482,695
Brazil	14,274,778	—	—	14,274,778
Taiwan	9,236,342	—	—	9,236,342
Canada	8,680,715	—	—	8,680,715
Other Countries	68,482,681	—	—	68,482,681
Mutual Funds	2,123,761	—	—	2,123,761
Total Investments	$245,760,279	$5,568,680	$—	$251,328,959

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,243,163 were considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $116,545,699 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$1,936,143	$1,417,238

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$218,951,945
Gross appreciation	39,401,120
Gross depreciation	(7,024,106)
Net unrealized appreciation (depreciation)	$32,377,014
Undistributed ordinary income	4,590,472
Undistributed long-term capital gain	18,333,928
Other temporary differences	(41,541)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$1,752,956	$1,263,603
Service Class	183,187	153,635
Total	$1,936,143	$1,417,238

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.35% of average daily net assets for the Initial Class shares and 1.60% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $27,323, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $28.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0357% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,065 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $163,081,395 and $151,266,931, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,318,787	$62,995,452	6,779,227	$67,075,450
Service Class	529,150	6,406,687	615,094	6,459,951
	5,847,937	$69,402,139	7,394,321	$73,535,401
Shares issued to shareholders in reinvestment of distributions
Initial Class	142,981	$1,752,956	148,834	$1,263,603
Service Class	15,004	183,187	18,182	153,635
	157,985	$1,936,143	167,016	$1,417,238
Shares reacquired
Initial Class	(4,301,835)	$(55,307,266)	(1,869,251)	$(18,228,127)
Service Class	(532,563)	(6,437,650)	(408,327)	(3,829,445)
	(4,834,398)	$(61,744,916)	(2,277,578)	$(22,057,572)
Net change
Initial Class	1,159,933	$9,441,142	5,058,810	$50,110,926
Service Class	11,591	152,224	224,949	2,784,141
	1,171,524	$9,593,366	5,283,759	$52,895,067

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $2,642 and $1,959, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,001,551	67,229,368	(69,107,158)	2,123,761

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,172	$2,123,761

18

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

19

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

21

MFS International Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager David Antonelli

22

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund, and concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $5,137,916. The fund intends to pass through foreign tax credits of $459,820 for the fiscal year.

25

MFS International Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® INVESTMENT MANAGEMENT

MFS® Blended Research® Core Equity Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	4.3%
Apple, Inc.	3.6%
Chevron Corp.	2.7%
Bank of America Corp.	2.3%
Google, Inc., “A”	2.2%
Oracle Corp.	2.1%
Intel Corp.	1.9%
Procter & Gamble Co.	1.9%
JPMorgan Chase & Co.	1.7%
Abbott Laboratories	1.6%

Equity sectors
Technology	16.8%
Financial Services	16.7%
Energy	11.5%
Health Care	11.2%
Consumer Staples	9.6%
Industrial Goods & Services	6.4%
Utilities & Communications	5.9%
Retailing	5.7%
Leisure	5.6%
Basic Materials	4.3%
Autos & Housing	3.0%
Transportation	2.3%
Special Products & Services	0.6%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Blended Research Core Equity Portfolio (the “fund”) provided a total return of 16.46%, while Service Class shares provided a total return of 16.12%. These compare with a return of 15.06% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Strong stock selection in the leisure sector contributed to the fund’s performance relative to the S&P 500 Index. Casino resorts operator Las Vegas Sands (b) and cruise line operator Royal Caribbean Cruises (b), both impressive performers, boosted relative returns. Shares of Las Vegas Sands outpaced industry peers during the latter part of the reporting period after announcing strong earnings that exceeded expectations. A new casino in Singapore, combined with strong growth throughout its casinos in Macau, contributed to the company’s strong results and investor optimism. In addition, the timing of our ownership in shares of media firm Time Warner Cable (h) aided relative results.

Favorable security selection in the retailing sector also bolstered relative performance. The fund’s ownership in shares of specialty retailer Limited Brands and an overweight position in strong-performing department store operator Macy’s supported returns. Shares of Limited Brands appreciated as the company experienced a rise in same store sales that beat expectations. In addition, the company announced a special dividend along with a new share repurchase program.

Stock selection in the technology & energy sectors was another positive factor for relative results. Within the technology sector, internet software service provider Akamai Technologies (h) was among the fund’s top relative contributors. Within the energy sector, oil and gas drilling equipment manufacturers National Oilwell Varco and Smith International (h) benefited relative performance. During the latter part of the reporting period, the stock price of National Oilwell Varco appreciated after the company posted better-than-expected quarterly earnings stemming from high oil and gas activity across North America. In addition, the company boosted its quarterly dividend during the quarter.

Elsewhere, the fund’s holdings of iron ore miner Cliffs Natural Resources and diversified technology and industrial company Johnson Controls aided relative returns.

Detractors from Performance

Stock selection in the health care sector detracted from relative performance. Holdings of medical device maker Medtronic, pharmaceutical and medical products maker Abbott Laboratories, respiratory therapy services provider Lincare Holdings (b)(h), and biotechnology firm Amgen were among the fund’s top relative detractors. Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance.

3

MFS Blended Research Core Equity Portfolio

Management Review – continued

Individual securities in other sectors that held back relative performance included publishing software company Adobe Systems (h), soft drink maker Dr Pepper Snapple Group, specialty consumer electronics retailer Best Buy, defense contractor Lockheed Martin, power generation company NRG Energy (h), and hard drives and storage solutions manufacturer Seagate Technology (b)(h).

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/14/86	16.46%	2.64%	1.15%	N/A
Service Class	8/24/01	16.12%	2.38%	N/A	2.63%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		15.06%	2.29%	1.41%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Blended Research Core Equity Portfolio

Performance Summary – continued

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.60%	$1,000.00	$1,227.66	$3.37
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,225.88	$4.77
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Aerospace – 3.5%
Lockheed Martin Corp.	76,920	$5,377,474
Northrop Grumman Corp.	108,200	7,009,196
United Technologies Corp.	85,030	6,693,562

		$19,080,232

Airlines – 0.2%
United Continental Holdings, Inc. (a)	56,530	$1,346,545

Automotive – 2.3%
Ford Motor Co. (a)	270,210	$4,536,826
Johnson Controls, Inc.	215,560	8,234,392

		$12,771,218

Biotechnology – 1.4%
Amgen, Inc. (a)	134,890	$7,405,461

Broadcasting – 1.3%
CBS Corp., “B”	361,250	$6,881,813

Brokerage & Asset Managers – 0.9%
NASDAQ OMX Group, Inc. (a)	201,747	$4,783,421

Business Services – 0.6%
Dun & Bradstreet Corp.	39,960	$3,280,316

Cable TV – 1.3%
DIRECTV, “A” (a)	173,560	$6,930,251

Chemicals – 3.6%
3M Co.	61,720	$5,326,436
Celanese Corp.	114,790	4,725,904
E.I. du Pont de Nemours & Co.	155,080	7,735,390
PPG Industries, Inc.	20,730	1,742,771

		$19,530,501

Computer Software – 5.2%
Intuit, Inc. (a)	122,170	$6,022,981
Microsoft Corp.	198,940	5,554,405
Oracle Corp.	361,600	11,318,080
VeriSign, Inc.	166,590	5,442,495

		$28,337,961

Computer Software – Systems – 5.3%
Apple, Inc. (a)	60,940	$19,656,806
Hewlett-Packard Co.	42,850	1,803,985
International Business Machines Corp.	29,760	4,367,578
Lexmark International, Inc., “A” (a)	84,270	2,934,281

		$28,762,650

Construction – 0.7%
Owens Corning (a)	126,860	$3,951,689

Consumer Products – 2.7%
Energizer Holdings, Inc. (a)	60,630	$4,419,927
Procter & Gamble Co.	163,240	10,501,229

		$14,921,156

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 1.0%
General Electric Co.	307,010	$5,615,213

Electronics – 1.9%
Intel Corp.	504,700	$10,613,841

Energy – Integrated – 9.8%
Chevron Corp.	159,490	$14,553,463
ConocoPhillips	65,590	4,466,679
Exxon Mobil Corp.	320,290	23,419,605
Hess Corp.	97,710	7,478,723
Marathon Oil Corp.	97,220	3,600,057

		$53,518,527

Food & Beverages – 4.7%
Bunge Ltd.	70,680	$4,630,954
Coca-Cola Co.	20,030	1,317,373
Dr Pepper Snapple Group, Inc.	154,110	5,418,508
General Mills, Inc.	181,860	6,472,397
PepsiCo, Inc.	100,680	6,577,424
Tyson Foods, Inc., “A”	79,170	1,363,307

		$25,779,963

Food & Drug Stores – 2.4%
Kroger Co.	262,420	$5,867,711
Walgreen Co.	180,110	7,017,086

		$12,884,797

Gaming & Lodging – 1.6%
Las Vegas Sands Corp. (a)	96,120	$4,416,714
Royal Caribbean Cruises Ltd. (a)	89,300	4,197,100

		$8,613,814

General Merchandise – 1.2%
Macy’s, Inc.	256,520	$6,489,956

Health Maintenance Organizations – 2.0%
Aetna, Inc.	157,850	$4,816,004
WellPoint, Inc. (a)	103,200	5,867,952

		$10,683,956

Insurance – 5.0%
Aflac, Inc.	121,820	$6,874,303
Allied World Assurance Co.	53,470	3,178,257
Berkshire Hathaway, Inc., “B” (a)	18,230	1,460,405
Chubb Corp.	29,890	1,782,640
Prudential Financial, Inc.	124,180	7,290,608
Travelers Cos., Inc.	122,380	6,817,790

		$27,404,003

Internet – 2.2%
Google, Inc., “A” (a)	20,540	$12,200,144

Machinery & Tools – 1.1%
Cummins, Inc.	54,010	$5,941,640

8

MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 6.1%
Bank of America Corp.	946,170	$12,621,908
Bank of New York Mellon Corp.	132,818	4,011,104
Goldman Sachs Group, Inc.	31,410	5,281,906
JPMorgan Chase & Co.	217,250	9,215,745
Wells Fargo & Co.	60,910	1,887,601

		$33,018,264

Medical & Health Technology & Services – 1.2%
McKesson Corp.	95,950	$6,752,961

Medical Equipment – 1.9%
Medtronic, Inc.	195,500	$7,251,095
Thermo Fisher Scientific, Inc. (a)	60,200	3,332,672

		$10,583,767

Metals & Mining – 0.7%
Cliffs Natural Resources, Inc.	51,260	$3,998,793

Natural Gas – Distribution – 0.6%
NiSource, Inc.	191,370	$3,371,939

Network & Telecom – 2.2%
Cisco Systems, Inc. (a)	133,880	$2,708,392
F5 Networks, Inc. (a)	35,510	4,621,982
Polycom, Inc. (a)	120,810	4,709,174

		$12,039,548

Oil Services – 1.7%
Halliburton Co.	111,360	$4,546,829
National Oilwell Varco, Inc.	66,890	4,498,353

		$9,045,182

Other Banks & Diversified Financials – 3.9%
American Express Co.	178,200	$7,648,344
Citigroup, Inc. (a)	1,594,060	7,539,904
MasterCard, Inc., “A”	26,590	5,959,085

		$21,147,333

Pharmaceuticals – 4.7%
Abbott Laboratories	186,830	$8,951,025
Johnson & Johnson	128,820	7,967,517
Pfizer, Inc.	510,580	8,940,256

		$25,858,798

Pollution Control – 0.8%
Republic Services, Inc.	152,770	$4,561,712

Railroad & Shipping – 0.7%
Union Pacific Corp.	41,360	$3,832,418

Real Estate – 0.8%
Annaly Mortgage Management, Inc., REIT	235,560	$4,221,235

Restaurants – 1.4%
Darden Restaurants, Inc.	115,460	$5,361,962
McDonald’s Corp.	29,100	2,233,716

		$7,595,678

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.1%
Best Buy Co., Inc.	117,920	$4,043,477
Limited Brands, Inc.	235,410	7,234,149

		$11,277,626

Telephone Services – 3.0%
AT&T, Inc.	298,320	$8,764,642
Qwest Communications International, Inc.	963,760	7,334,214

		$16,098,856

Tobacco – 2.2%
Altria Group, Inc.	277,420	$6,830,080
Philip Morris International, Inc.	91,500	5,355,495

		$12,185,575

Trucking – 1.4%
United Parcel Service, Inc., “B”	101,940	$7,398,805

Utilities – Electric Power – 2.3%
Entergy Corp.	51,640	$3,657,661
PG&E Corp.	120,700	5,774,288
Public Service Enterprise Group, Inc.	102,220	3,251,618

		$12,683,567

Total Common Stocks (Identified Cost, $500,403,606)		$543,401,125

MONEY MARKET FUNDS (v) – 0.4%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	1,951,910	$1,951,910

Total Investments (Identified Cost, $502,355,516)		$545,353,035

OTHER ASSETS, LESS LIABILITIES – 0.0%		112,937

Net Assets – 100.0%		$545,465,972

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $500,403,606)	$543,401,125
Underlying funds, at cost and value	1,951,910
Total investments, at value (identified cost, $502,355,516)	$545,353,035
Receivables for
Fund shares sold	87,955
Dividends	670,712
Receivable from investment adviser	15,803
Other assets	15,958
Total assets		$546,143,463
Liabilities
Payable for
Fund shares reacquired	$514,169
Payable to affiliates
Investment adviser	16,463
Shareholder servicing costs	284
Distribution and/or service fees	2,535
Administrative services fee	1,050
Payable for Trustees’ compensation	618
Accrued expenses and other liabilities	142,372
Total liabilities		$677,491
Net assets		$545,465,972
Net assets consist of
Paid-in capital	$641,735,879
Unrealized appreciation (depreciation) on investments	42,997,519
Accumulated net realized gain (loss) on investments and foreign currency transactions	(148,323,502)
Undistributed net investment income	9,056,076
Net assets		$545,465,972
Shares of beneficial interest outstanding		17,147,621

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$360,667,372	11,311,194	$31.89
Service Class	184,798,600	5,836,427	31.66

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$12,748,848
Dividends from underlying funds	5,694
Total investment income		$12,754,542
Expenses
Management fee	$2,955,292
Distribution and/or service fees	467,119
Shareholder servicing costs	62,178
Administrative services fee	188,257
Trustees’ compensation	74,201
Custodian fee	82,067
Shareholder communications	29,290
Auditing fees	50,205
Legal fees	7,406
Miscellaneous	46,467
Total expenses		$3,962,482
Fees paid indirectly	(29)
Reduction of expenses by investment adviser	(266,193)
Net expenses		$3,696,260
Net investment income		$9,058,282
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$30,651,867
Change in unrealized appreciation (depreciation) on investments		$41,875,927
Net realized and unrealized gain (loss) on investments		$72,527,794
Change in net assets from operations		$81,586,076

See Notes to Financial Statements

11

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$9,058,282	$8,939,467
Net realized gain (loss) on investments	30,651,867	(67,667,592)
Net unrealized gain (loss) on investments	41,875,927	179,009,138
Change in net assets from operations	$81,586,076	$120,281,013
Distributions declared to shareholders
From net investment income	$(9,141,057)	$(11,711,698)
Change in net assets from fund share transactions	$(87,431,906)	$(84,015,359)
Total change in net assets	$(14,986,887)	$24,553,956
Net assets
At beginning of period	560,452,859	535,898,903
At end of period (including undistributed net investment income of $9,056,076 and $8,476,101, respectively)	$545,465,972	$560,452,859

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$27.84	$22.80	$35.51	$33.89	$30.15
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.43	$0.48	$0.38	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	5.16	(12.74)	1.64	3.62
Total from investment operations	$4.56	$5.59	$(12.26)	$2.02	$3.99
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.55)	$(0.45)	$(0.40)	$(0.25)
Net asset value, end of period	$31.89	$27.84	$22.80	$35.51	$33.89
Total return (%) (k)(r)(s)	16.46	25.26	(34.95)	5.95	13.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.66	0.64	0.62	0.61
Expenses after expense reductions (f)	0.60	0.60	0.60	0.61	N/A
Net investment income	1.77	1.81	1.60	1.07	1.18
Portfolio turnover	68	74	76	102	35
Net assets at end of period (000 omitted)	$360,667	$361,105	$342,241	$673,008	$826,937

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$27.66	$22.62	$35.23	$33.65	$29.96
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.37	$0.41	$0.29	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	4.00	5.14	(12.66)	1.63	3.61
Total from investment operations	$4.44	$5.51	$(12.25)	$1.92	$3.89
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.47)	$(0.36)	$(0.34)	$(0.20)
Net asset value, end of period	$31.66	$27.66	$22.62	$35.23	$33.65
Total return (%) (k)(r)(s)	16.12	25.00	(35.12)	5.69	13.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.91	0.90	0.87	0.86
Expenses after expense reductions (f)	0.85	0.85	0.85	0.86	N/A
Net investment income	1.52	1.57	1.35	0.84	0.88
Portfolio turnover	68	74	76	102	35
Net assets at end of period (000 omitted)	$184,799	$199,348	$193,658	$338,647	$319,869

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may

14

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$543,401,125	$—	$—	$543,401,125
Mutual Funds	1,951,910	—	—	1,951,910
Total Investments	$545,353,035	$—	$—	$545,353,035

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$9,141,057	$11,711,698

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$505,061,740
Gross appreciation	68,892,283
Gross depreciation	(28,600,988)
Net unrealized appreciation (depreciation)	$40,291,295
Undistributed ordinary income	9,056,076
Capital loss carryforwards	(145,617,278)

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(73,792,613)
12/31/17	(71,824,665)
Total	$(145,617,278)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$6,266,489	$7,740,496
Service Class	2,874,568	3,971,202
Total	$9,141,057	$11,711,698

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $266,193 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $62,104, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $74.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0350% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,105 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $361,156,192 and $444,385,510, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	51,684	$1,484,658	181,724	$3,472,695
Service Class	146,260	4,101,313	521,406	9,059,324
	197,944	$5,585,971	703,130	$12,532,019
Shares issued to shareholders in reinvestment of distributions
Initial Class	206,526	$6,266,489	365,118	$7,740,496
Service Class	95,345	2,874,568	188,298	3,971,202
	301,871	$9,141,057	553,416	$11,711,698
Shares reacquired
Initial Class	(1,916,648)	$(55,333,836)	(2,589,673)	$(59,635,833)
Service Class	(1,613,548)	(46,825,098)	(2,062,531)	(48,623,243)
	(3,530,196)	$(102,158,934)	(4,652,204)	$(108,259,076)
Net change
Initial Class	(1,658,438)	$(47,582,689)	(2,042,831)	$(48,422,642)
Service Class	(1,371,943)	(39,849,217)	(1,352,827)	(35,592,717)
	(3,030,381)	$(87,431,906)	(3,395,658)	$(84,015,359)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $6,022 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,252,331	85,683,022	(84,983,443)	1,951,910

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,694	$1,951,910

18

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

21

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

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MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

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MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the fees were reasonable in light of the nature and quality of services provided by MFS, and determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Blended Research Core Equity Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® INVESTMENT MANAGEMENT

MFS® Global Research Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/10

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.7%
Teck Resources Ltd., “B”	2.0%
Exxon Mobil Corp.	1.7%
BP PLC	1.7%
Target Corp.	1.6%
Royal Dutch Shell PLC, “A”	1.6%
PepsiCo, Inc.	1.6%
Oracle Corp.	1.5%
Procter & Gamble Co.	1.5%
Danaher Corp.	1.4%

Global equity sectors
Capital Goods (s)	22.0%
Financial Services	20.7%
Energy	15.1%
Technology	12.8%
Consumer Cyclicals	8.6%
Health Care	7.9%
Consumer Staples	7.1%
Telecommunications/Cable Television	5.3%

Issuer country weightings
United States	49.8%
United Kingdom	9.9%
Japan	5.6%
Germany	4.1%
Switzerland	3.7%
France	3.4%
Canada	3.1%
Netherlands	3.0%
China	2.8%
Other Countries	14.6%

(s)	Global equity sector includes equities and securities sold short.

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Global Research Portfolio (the “fund”) provided a total return of 12.66%, while Service Class shares of the fund provided a total return of 12.42%. These compare with a return of 13.21% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Security selection in the financial services sector detracted from the fund’s performance relative to the MSCI All Country World Index. The fund’s holdings of global banking firm BNP Paribas (France) and diversified financial services firm Bank of America were among the top detractors. Shares of Bank of America fell during the period as the company reported weaker-than-expected capital markets revenues and net interest income. We believe concerns about potential losses tied to loan repurchases also weighed on the company’s stock price.

Stock selection in the health care sector also held back relative returns. Pharmaceutical companies, Sanofi-Aventis (France) and Roche Holding (Switzerland), and medical device maker Medtronic hurt relative results. Shares of Medtronic came under pressure due to weaker-than-expected sales and lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance.

Stock selection in the consumer staples sector was another negative factor for relative performance. However, no individual stocks within this sector were among the fund’s top detractors.

Stocks in other sectors that detracted from relative performance included network equipment company Cisco, agrichemical products company Monsanto, apparel retailer Esprit Holdings (Hong Kong), internet search engine Google, and telecommunications services provider Royal KPN (Netherlands).

During the reporting period, the fund’s currency exposure detracted from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Contributors to Performance

Stock selection in the capital goods sector was the primary contributor to relative performance. Holdings of mining companies, Teck Resources (Canada) and Iluka Resources (b) (Australia), project management provider Fluor, automotive and industrial products manufacturer Tomkins (h) (United Kingdom), and shipbuilder Keppel (Singapore) were among the fund’s top contributors. Shares of Teck appreciated due to increased demand from developing economies and weaker-than-expected supply from competitors. The company also benefited from an increase in commodities prices during the reporting period.

3

MFS Global Research Portfolio

Management Review – continued

Elsewhere, personal electronics maker Apple, specialty retailer Limited Brands, apparel retailer Abercrombie & Fitch, and entertainment and communications services provider Virgin Media (United Kingdom) bolstered relative returns. Shares of Abercrombie & Fitch climbed as the company reported better-than-expected earnings results. The company also cut its capital expenditure forecast and benefited from improving U.S. sales and increasing international penetration. The timing of our ownership in shares of integrated oil and gas company BP (United Kingdom) also positively impacted relative results.

The total return of the fund includes proceeds from a non-recurring litigation settlement received during the reporting period, which if excluded would have resulted in a lower total return.

Respectfully,

Michael Cantara

Portfolio Manager

Note to Contract Owners: Effective October 2010, Jose Luis Garcia is no longer a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/07/94	12.66%	3.51%	0.92%	N/A
Service Class	8/24/01	12.42%	3.25%	N/A	3.22%

Comparative benchmark
MSCI All Country World Index (f)		13.21%	3.98%	3.69%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Includedin the Initial Class and Service Class total returns for the year ended December 31, 2010 are proceeds received from a non-recurring litigation settlement against Tyco International Ltd. Had these proceeds not been included, the 1-year total returns would have been lower by approximately 0.71% and 0.70%, respectively.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Global Research Portfolio

Performance Summary – continued

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.98%	$1,000.00	$1,261.81	$5.59
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
Service Class	Actual	1.23%	$1,000.00	$1,260.55	$7.01
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Aerospace – 1.2%
Honeywell International, Inc.	14,920	$793,147
Precision Castparts Corp.	8,440	1,174,932

		$1,968,079

Alcoholic Beverages – 0.6%
Heineken N.V.	19,683	$965,035

Apparel Manufacturers – 1.3%
Li & Fung Ltd.	80,000	$464,183
LVMH Moet Hennessy Louis Vuitton S.A.	4,687	771,005
NIKE, Inc., “B”	10,770	919,973

		$2,155,161

Automotive – 1.7%
Bayerische Motoren Werke AG	17,500	$1,376,222
DENSO Corp.	17,500	603,954
General Motors Co. (a)	10,940	403,248
Mando Corp. (a)	2,840	326,288

		$2,709,712

Biotechnology – 0.5%
Gilead Sciences, Inc. (a)	21,200	$768,288

Broadcasting – 0.4%
Publicis Groupe S.A.	12,616	$657,492

Brokerage & Asset Managers – 2.7%
Aberdeen Asset Management PLC	229,651	$726,481
Affiliated Managers Group, Inc. (a)	5,190	514,952
Blackrock, Inc.	3,327	634,060
BM&F Bovespa S.A.	97,600	771,981
Deutsche Boerse AG	13,461	931,775
Franklin Resources, Inc.	7,100	789,591

		$4,368,840

Business Services – 1.9%
Accenture Ltd., “A”	26,530	$1,286,440
Cielo S.A.	43,100	349,214
Cognizant Technology Solutions Corp., “A” (a)	12,540	919,057
Mitsubishi Corp.	18,500	500,838

		$3,055,549

Cable TV – 0.8%
Comcast Corp., “Special A”	34,470	$717,321
Virgin Media, Inc.	18,570	505,847

		$1,223,168

Chemicals – 2.3%
Celanese Corp.	27,630	$1,137,527
Ecolab, Inc.	12,760	643,359
Monsanto Co.	20,690	1,440,852
Nufarm Ltd. (a)	100,559	528,658

		$3,750,396

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 1.8%
Autodesk, Inc. (a)	13,730	$524,486
Oracle Corp.	78,520	2,457,676

		$2,982,162

Computer Software – Systems – 5.6%
Acer, Inc.	410,679	$1,269,088
Apple, Inc. (a)(s)	13,360	4,309,402
EMC Corp. (a)	80,030	1,832,687
Hewlett-Packard Co.	31,990	1,346,779
Konica Minolta Holdings, Inc.	31,000	322,256

		$9,080,212

Conglomerates – 0.7%
Hutchison Whampoa Ltd.	110,000	$1,132,153

Construction – 1.0%
Anhui Conch Cement Co. Ltd.	94,000	$440,806
Corporacion GEO S.A.B. de C.V., “B” (a)	29,750	109,075
Duratex S.A.	7,800	83,873
Owens Corning (a)	16,850	524,878
Urbi Desarrollos Urbanos S.A. de C.V. (a)	162,150	380,626

		$1,539,258

Consumer Products – 2.4%
Procter & Gamble Co.	37,490	$2,411,732
Reckitt Benckiser Group PLC	26,032	1,430,673

		$3,842,405

Electrical Equipment – 2.9%
Danaher Corp. (s)	49,520	$2,335,858
Schneider Electric S.A.	6,931	1,037,332
Siemens AG	10,518	1,302,917

		$4,676,107

Electronics – 1.4%
Advanced Micro Devices, Inc. (a)	72,940	$596,649
First Solar, Inc. (a)(l)	4,840	629,878
Samsung Electronics Co. Ltd.	616	515,097
Samsung Electronics Co. Ltd., GDR	1,063	448,480

		$2,190,104

Energy – Independent – 3.0%
Apache Corp.	8,310	$990,801
Bankers Petroleum Ltd. (a)	75,582	577,716
CONSOL Energy, Inc.	7,250	353,365
INPEX Corp.	157	919,491
Occidental Petroleum Corp.	16,770	1,645,137
Southwestern Energy Co. (a)	8,950	334,999

		$4,821,509

Energy – Integrated – 6.3%
BP PLC	371,804	$2,698,697
Chevron Corp. (s)	17,600	1,606,000
China Petroleum & Chemical Corp.	628,000	601,112

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – continued
Exxon Mobil Corp.	37,430	$2,736,882
Royal Dutch Shell PLC, “A”	75,859	2,529,240

		$10,171,931

Engineering – Construction – 2.3%
Fluor Corp.	33,390	$2,212,421
JGC Corp.	33,000	716,481
Keppel Corp. Ltd.	82,000	723,295

		$3,652,197

Food & Beverages – 3.6%
General Mills, Inc.	30,730	$1,093,681
Nestle S.A.	38,311	2,243,345
PepsiCo, Inc.	38,610	2,522,391

		$5,859,417

Food & Drug Stores – 1.5%
Lawson, Inc.	11,200	$553,861
Tesco PLC	186,358	1,234,840
Walgreen Co.	16,570	645,567

		$2,434,268

Gaming & Lodging – 0.5%
Sands China Ltd. (a)	349,200	$767,334

General Merchandise – 2.5%
Kohl’s Corp. (a)	24,570	$1,335,134
Target Corp.	43,680	2,626,478

		$3,961,612

Insurance – 3.9%
ACE Ltd.	8,620	$536,595
Aflac, Inc.	14,430	814,285
Aon Corp.	15,220	700,272
China Pacific Insurance Co. Ltd.	112,400	467,080
Hiscox Ltd.	164,358	977,339
ING Groep N.V. (a)	114,855	1,117,340
Prudential Financial, Inc.	13,020	764,404
Swiss Reinsurance Co.	15,944	857,736

		$6,235,051

Internet – 0.8%
Google, Inc., “A” (a)	2,060	$1,223,578

Machinery & Tools – 1.7%
Beml Ltd.	16,460	$379,981
Glory Ltd.	19,100	470,501
MAN SE	10,884	1,294,296
Sinotruk Hong Kong Ltd.	556,500	573,483

		$2,718,261

Major Banks – 9.1%
Bank of America Corp.	145,430	$1,940,036
Bank of New York Mellon Corp.	22,156	669,111
Barclays PLC	160,847	656,157
BNP Paribas	25,936	1,650,080
Credit Suisse Group AG	31,650	1,275,140
Erste Group Bank AG	21,502	1,009,682
Goldman Sachs Group, Inc.	5,390	906,382

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
HSBC Holdings PLC	196,930	$1,999,095
JPMorgan Chase & Co.	47,070	1,996,709
KBC Group N.V. (a)	15,311	521,732
Sumitomo Mitsui Financial Group, Inc.	26,900	958,182
SunTrust Banks, Inc.	23,250	686,108
The Toronto-Dominion Bank	5,488	409,820

		$14,678,234

Medical & Health Technology & Services – 0.8%
Miraca Holdings, Inc.	17,200	$692,745
Rhoen-Klinikum AG	29,250	643,759

		$1,336,504

Medical Equipment – 2.5%
Becton, Dickinson & Co.	10,190	$861,259
Medtronic, Inc.	34,340	1,273,671
St. Jude Medical, Inc. (a)	23,380	999,495
Thermo Fisher Scientific, Inc. (a)	14,850	822,096

		$3,956,521

Metals & Mining – 4.4%
BHP Billiton PLC	48,674	$1,935,893
Iluka Resources Ltd. (a)	135,503	1,266,735
Steel Authority of India Ltd.	98,217	400,863
Teck Resources Ltd., “B”	52,267	3,248,092
Usinas Siderurgicas de Minas Gerais S.A., IPS	26,400	304,713

		$7,156,296

Natural Gas – Distribution – 0.4%
Tokyo Gas Co. Ltd.	129,000	$571,992

Network & Telecom – 1.3%
Cisco Systems, Inc. (a)	107,390	$2,172,500
Nortel Networks Corp. (a)	11,112	153

		$2,172,653

Oil Services – 2.0%
Halliburton Co.	46,290	$1,890,021
Schlumberger Ltd.	15,470	1,291,745

		$3,181,766

Other Banks & Diversified Financials – 4.6%
Aeon Credit Service Co. Ltd.	37,800	$534,480
Banco Santander S.A., IEU	85,800	1,165,536
Bank Rakyat Indonesia	877,500	1,022,614
China Construction Bank (a)	2,092,860	1,876,703
Citigroup, Inc. (a)	114,050	539,457
ICICI Bank Ltd.	37,201	952,675
MasterCard, Inc., “A”	3,540	793,349
Zions Bancorporation	20,390	494,050

		$7,378,864

Pharmaceuticals – 4.1%
Abbott Laboratories	26,830	$1,285,425
Pfizer, Inc.	97,990	1,715,805
Roche Holding AG	10,378	1,520,627
Sanofi-Aventis	20,605	1,317,524
Teva Pharmaceutical Industries Ltd., ADR	15,300	797,589

		$6,636,970

9

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Precious Metals & Minerals – 0.6%
Anglo American Platinum Corp. Ltd. (a)	2,589	$272,805
Newcrest Mining Ltd.	17,594	727,724

		$1,000,529

Railroad & Shipping – 0.8%
Canadian National Railway Co.	11,510	$765,070
East Japan Railway Co.	9,300	604,804

		$1,369,874

Restaurants – 0.9%
McDonald’s Corp.	19,890	$1,526,756

Specialty Chemicals – 2.0%
Airgas, Inc.	10,010	$625,225
Akzo Nobel N.V.	18,906	1,174,401
Formosa Plastics Corp.	96,000	321,026
Linde AG	7,207	1,093,568

		$3,214,220

Specialty Stores – 1.5%
Abercrombie & Fitch Co., “A”	9,300	$535,959
Best Buy Co., Inc.	14,460	495,833
Esprit Holdings Ltd.	149,322	710,801
Limited Brands, Inc.	10,830	332,806
Staples, Inc.	15,990	364,092

		$2,439,491

Telecommunications – Wireless – 1.7%
Cellcom Israel Ltd.	13,440	$439,354
Vivo Participacoes S.A., ADR	19,210	626,054
Vodafone Group PLC	679,989	1,757,762

		$2,823,170

Telephone Services – 2.8%
American Tower Corp., “A” (a)	10,070	$520,015
AT&T, Inc.	35,930	1,055,623
China Unicom Ltd.	422,000	603,726
Royal KPN N.V.	105,889	1,545,174
Telecom Italia S.p.A.	357,967	462,566
Telecom Italia S.p.A.	357,053	387,429

		$4,574,533

Tobacco – 0.5%
Japan Tobacco, Inc.	215	$795,757

Trucking – 1.0%
Expeditors International of Washington, Inc.	15,500	$846,300
Yamato Holdings Co. Ltd.	49,800	709,063

		$1,555,363

Utilities – Electric Power – 3.4%
American Electric Power Co., Inc.	19,440	$699,451
CEZ AS	17,692	739,131
Energias de Portugal S.A.	281,102	935,711

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – continued
Fortum Corp.	30,884	$929,816
PG&E Corp.	32,970	1,577,285
Tractebel Energia S.A.	35,170	581,576

		$5,462,970

Total Common Stocks (Identified Cost, $139,901,855)		$160,741,742

CONVERTIBLE PREFERRED STOCKS – 0.4%
Other Banks & Diversified Financials – 0.4%
Citigroup, Inc., 7.5% (Identified Cost, $507,179)	4,000	$546,760

MONEY MARKET FUNDS (v) – 0.0%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	20	$20

COLLATERAL FOR SECURITIES LOANED – 0.3%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	485,512	$485,512

Total Investments (Identified Cost, $140,894,566)		$161,774,034

SECURITIES SOLD SHORT – (0.6)%
Electrical Equipment – (0.3)%
Emerson Electric Co.	(7,500)	$(428,775)

Machinery & Tools – (0.3)%
Caterpillar, Inc.	(5,300)	$(496,398)

Total Securities Sold Short (Proceeds Received, $725,318)		$(925,173)

OTHER ASSETS, LESS LIABILITIES – 0.2%		343,224

Net Assets – 100.0%		$161,192,085

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $757,729.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

IEU	International Equity Unit

IPS	International Preference Stock

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $140,894,546)	$161,774,014
Underlying funds, at cost and value	20
Total investments, at value, including $472,408 of securities on loan (identified cost, $140,894,566)	$161,774,034
Foreign currency, at value (identified cost, $97,677)	107,164
Deposits with brokers for securities sold short	704,041
Receivables for
Investments sold	814,322
Fund shares sold	98,268
Interest and dividends	252,269
Other assets	5,152
Total assets		$163,755,250
Liabilities
Payable to custodian	$788,179
Payables for
Securities sold short, at value (proceeds received, $725,318)	925,173
Fund shares reacquired	248,712
Collateral for securities loaned, at value	485,512
Payable to affiliates
Investment adviser	6,624
Shareholder servicing costs	84
Distribution and/or service fees	233
Administrative services fee	322
Payable for Trustees’ compensation	194
Accrued expenses and other liabilities	108,132
Total liabilities		$2,563,165
Net assets		$161,192,085
Net assets consist of
Paid-in capital	$192,111,783
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $19,068 deferred country tax)	20,678,982
Accumulated net realized gain (loss) on investments and foreign currency transactions	(53,331,933)
Undistributed net investment income	1,733,253
Net assets		$161,192,085
Shares of beneficial interest outstanding		8,386,054

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$144,156,139	7,494,712	$19.23
Service Class	17,035,946	891,342	19.11

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$3,563,055
Interest	25,457
Dividends from underlying funds	780
Foreign taxes withheld	(223,222)
Total investment income		$3,366,070
Expenses
Management fee	$1,172,517
Distribution and/or service fees	42,303
Shareholder servicing costs	18,074
Administrative services fee	56,999
Trustees’ compensation	22,143
Custodian fee	134,113
Shareholder communications	16,950
Auditing fees	55,697
Legal fees	7,193
Dividend and interest expense on securities sold short	15,360
Miscellaneous	24,364
Total expenses		$1,565,713
Fees paid indirectly	(9)
Net expenses		$1,565,704
Net investment income		$1,800,366
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $15,659 country tax) (s)	$11,022,023
Securities sold short	(8,939)
Foreign currency transactions	(49,911)
Net realized gain (loss) on investments and foreign currency transactions		$10,963,173
Change in unrealized appreciation (depreciation)
Investments (net of $10,888 increase in deferred country tax)	$5,768,021
Securities sold short	(199,855)
Translation of assets and liabilities in foreign currencies	15,021
Net unrealized gain (loss) on investments and foreign currency translation		$5,583,187
Net realized and unrealized gain (loss) on investments and foreign currency		$16,546,360
Change in net assets from operations		$18,346,726

(s)	Realized gain (loss) on investment transactions includes proceeds received from a non-recurring cash settlement in the amount of $917,197 from a litigation settlement against Tyco International Ltd.

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$1,800,366	$2,104,817
Net realized gain (loss) on investments and foreign currency transactions	10,963,173	(17,948,787)
Net unrealized gain (loss) on investments and foreign currency translation	5,583,187	58,678,719
Change in net assets from operations	$18,346,726	$42,834,749
Distributions declared to shareholders
From net investment income	$(2,115,081)	$(2,477,434)
Change in net assets from fund share transactions	$(22,699,043)	$(25,568,497)
Total change in net assets	$(6,467,398)	$14,788,818
Net assets
At beginning of period	167,659,483	152,870,665
At end of period (including undistributed net investment income of $1,733,253 and $2,113,538, respectively)	$161,192,085	$167,659,483

See Notes to Financial Statements

13

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.29	$13.30	$21.04	$18.73	$17.04
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.20	$0.19	$0.10	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.97	4.03	(7.81)	2.37	1.67
Total from investment operations	$2.17	$4.23	$(7.62)	$2.47	$1.80
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.12)	$(0.16)	$(0.11)
Net asset value, end of period	$19.23	$17.29	$13.30	$21.04	$18.73
Total return (%) (k)(s)	12.66	32.44	(36.43)	13.24	10.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.97	0.98	0.87	0.83	0.82
Net investment income	1.18	1.42	1.06	0.48	0.76
Portfolio turnover	59	63	144	84	87
Net assets at end of period (000 omitted)	$144,156	$149,758	$134,672	$268,217	$309,757
Supplemental Ratios (%):
Ratio of expenses to average net assets excluding short sale dividend and interest expense (f)	0.96	0.98	N/A	N/A	N/A

See Notes to Financial Statements

14

MFS Global Research Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.18	$13.21	$20.89	$18.60	$16.93
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17	$0.14	$0.05	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.96	3.99	(7.76)	2.36	1.65
Total from investment operations	$2.12	$4.16	$(7.62)	$2.41	$1.74
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.19)	$(0.06)	$(0.12)	$(0.07)
Net asset value, end of period	$19.11	$17.18	$13.21	$20.89	$18.60
Total return (%) (k)(s)	12.42	32.03	(36.57)	12.97	10.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.22	1.23	1.12	1.08	1.07
Net investment income	0.93	1.21	0.81	0.23	0.54
Portfolio turnover	59	63	144	84	87
Net assets at end of period (000 omitted)	$17,036	$17,901	$18,199	$28,832	$29,316
Supplemental Ratios (%):
Ratio of expenses to average net assets excluding short sale dividend and interest expense (f)	1.21	1.23	N/A	N/A	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.86%. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have been lower by approximately 0.71% and 0.70%, respectively.

See Notes to Financial Statements

15

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$81,223,932	$—	$—	$81,223,932
United Kingdom	15,946,177	—	—	15,946,177
Japan	8,237,922	716,481	—	8,954,403
Germany	6,642,537	—	—	6,642,537
Switzerland	5,896,847	—	—	5,896,847
France	5,433,433	—	—	5,433,433
Canada	5,000,851	—	—	5,000,851
Netherlands	4,801,950	—	—	4,801,950
China	4,562,909	—	—	4,562,909
Other Countries	22,499,175	326,288	—	22,825,463
Mutual Funds	485,532	—	—	485,532
Total Investments	$160,731,265	$1,042,769	$—	$161,774,034

Short Sales	$(925,173)	$—	$—	$(925,173)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $33,383,334 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include purchased options. At December 31, 2010, the fund did not have any outstanding derivative instruments.

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)
Equity Contracts	$(251,005)

There is no unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2010, this expense amounted to $15,360. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. On September 6, 2010, the fund received $917,197 from a non-recurring litigation settlement against Tyco International Ltd.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to the expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$2,115,081	$2,477,434

19

MFS Global Research Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$141,239,018
Gross appreciation	25,851,805
Gross depreciation	(5,316,789)
Net unrealized appreciation (depreciation)	$20,535,016
Undistributed ordinary income	1,733,253
Capital loss carryforwards	(52,987,481)
Other temporary differences	(200,486)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(34,265,726)
12/31/17	(18,721,755)
Total	$(52,987,481)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$1,921,573	$2,227,418
Service Class	193,508	250,016
Total	$2,115,081	$2,477,434

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $18,061, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $13.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0365% of the fund’s average daily net assets.

20

MFS Global Research Portfolio

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,655 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $91,250,538 and $112,201,550, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	17,219	$315,125	18,709	$238,415
Service Class	76,615	1,283,428	150,965	1,652,653
	93,834	$1,598,553	169,674	$1,891,068
Shares issued to shareholders in reinvestment of distributions
Initial Class	107,231	$1,921,573	177,767	$2,227,418
Service Class	10,847	193,508	20,049	250,016
	118,078	$2,115,081	197,816	$2,477,434
Shares reacquired
Initial Class	(1,293,440)	$(22,290,770)	(1,657,341)	$(22,985,827)
Service Class	(238,078)	(4,121,907)	(507,104)	(6,951,172)
	(1,531,518)	$(26,412,677)	(2,164,445)	$(29,936,999)
Net change
Initial Class	(1,168,990)	$(20,054,072)	(1,460,865)	$(20,519,994)
Service Class	(150,616)	(2,644,971)	(336,090)	(5,048,503)
	(1,319,606)	$(22,699,043)	(1,796,955)	$(25,568,497)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $1,755 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

21

MFS Global Research Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	100	22,080,192	(22,080,272)	20

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$780	$20

22

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

24

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

25

MFS Global Research Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Michael Cantara

26

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

27

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 60.09% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

MFS Global Research Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® INVESTMENT MANAGEMENT

MFS® International Value Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.3%
Nestle S.A.	2.9%
Vodafone Group PLC	2.7%
Roche Holding AG	2.7%
GlaxoSmithKline PLC	2.7%
Sanofi-Aventis	2.6%
BP PLC	2.6%
KDDI Corp.	2.6%
Heineken N.V.	2.6%
Kao Corp.	2.5%

Equity sectors
Consumer Staples	17.3%
Financial Services	16.8%
Health Care	15.0%
Utilities & Communications	8.6%
Technology	8.1%
Energy	7.0%
Industrial Goods & Services	6.3%
Basic Materials	3.9%
Leisure	3.3%
Special Products & Services	3.1%
Transportation	2.3%
Autos & Housing	2.0%
Retailing	1.9%

Issuer country weightings
United Kingdom	24.5%
Japan	24.1%
Switzerland	12.7%
France	7.9%
Germany	7.2%
Netherlands	6.5%
Taiwan	2.8%
Sweden	2.4%
South Korea	1.2%
Other Countries	10.7%

Percentages	are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS International Value Portfolio (the “fund”) provided a total return of 9.11%, while Service Class shares of the fund provided a total return of 8.78%. These compare with a return of 3.81% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Value Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection and an underweight position in the financial services sector contributed to performance relative to the MSCI EAFE Value Index. Not holding poor-performing financial services firms Banco Santander S.A. (Spain) and Banco Bilbao Vizcaya (Spain) aided results as both stocks underperformed the benchmark over the reporting period.

An overweight position and stock selection in the consumer staples sector were other positive factors for relative returns. Holdings of global food company Nestle S.A. (b) (Switzerland) and tobacco distributor British American Tobacco (b) (United Kingdom) bolstered performance as both stocks turned in strong performance relative to the benchmark. Shares of British American Tobacco rose as the company reported strong price gains and higher profit margins for its cigarette sales.

Stock selection in the autos & housing sector benefited relative results. Holdings of automotive and industrial products manufacturer Tomkins (h) (United Kingdom) and used vehicle auction sites operator USS Co. (Japan) helped performance. Shares of Tomkins benefited from Canadian private equity firm, Onex, and the Canadian Pension Plan Investment Board completing the acquisition of Tomkins.

Elsewhere, the timing of our ownership in integrated oil company BP PLC (United Kingdom) aided performance. The fund’s holdings of precision instrumentation and controls supplier Spectris PLC (b) (United Kingdom), flavors and fragrances company Givaudan (b) (Switzerland), and locks manufacturer Assa Abloy were also among the fund’s top contributors. Shares of Spectris rose as the company announced better-than-expected earnings due to an increase in demand from industrial customers.

During the reporting period, the fund’s currency exposure was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Detractors from Performance

Stock selection in the health care sector held back relative performance. Holdings of pharmaceutical and diagnostic company Roche Holding (b) (Switzerland) and pharmaceutical company Sanofi-Aventis (France) were among the fund’s top detractors. Shares of Sanofi-Aventis came under pressure due, in part, to no movement in the drug maker’s hostile bid for biotech company Genzyme.

3

MFS International Value Portfolio

Management Review – continued

Other individual stocks that hindered relative results included oil and gas exploration company INPEX (Japan), aerospace and defense technology firm Cobham (United Kingdom), and telecommunications services provider Koninklijike KPN (Netherlands). Shares of INPEX were negatively affected by the company’s announcement that it was raising capital via a stock issue to finance the development of its Ichthys natural gas project in Australia. Not holding electronics and electrical engineering company Siemens, chemical company BASF (Germany), carmaker Volkswagen (Germany), and financial services firm Australia and New Zealand Banking Group dampened performance as all four stocks outperformed the benchmark over the reporting period.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	10/02/95	9.11%	5.41%	7.50%	N/A
Service Class	8/24/01	8.78%	5.15%	N/A	8.97

Comparative benchmarks
MSCI EAFE Value Index (f)		3.81%	1.96%	4.72%	N/A
MSCI EAFE Index (f)		8.21%	2.94%	3.94%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS International Value Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.05%	$1,000.00	$1,197.39	$5.82
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
Service Class	Actual	1.30%	$1,000.00	$1,196.12	$7.20
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.6%
Aerospace – 1.1%
Cobham PLC	1,333,777	$4,231,769

Alcoholic Beverages – 2.6%
Heineken N.V.	204,898	$10,045,912

Automotive – 0.7%
USS Co. Ltd.	34,530	$2,823,983

Broadcasting – 2.4%
Fuji Television Network, Inc.	1,741	$2,753,349
Nippon Television Network Corp.	18,650	2,933,372
Vivendi S.A.	139,848	3,774,953

		$9,461,674

Brokerage & Asset Managers – 1.3%
Daiwa Securities Group, Inc.	963,000	$4,957,926
Van Lanschot N.V. (a)	7,361	295,587

		$5,253,513

Business Services – 3.1%
Amadeus IT Holding S.A. (a)	121,941	$2,555,052
Bunzl PLC	250,240	2,805,171
Compass Group PLC	295,750	2,679,012
Nomura Research, Inc.	184,100	4,087,009

		$12,126,244

Chemicals – 1.1%
Givaudan S.A.	4,145	$4,473,053

Computer Software – 0.2%
OBIC Co. Ltd.	4,830	$994,674

Computer Software – Systems – 3.1%
Acer, Inc.	1,527,636	$4,720,731
Asustek Computer, Inc.	142,000	1,349,065
Konica Minolta Holdings, Inc.	365,000	3,794,310
Venture Corp. Ltd.	309,000	2,229,587

		$12,093,693

Construction – 1.3%
Geberit AG	22,472	$5,196,199

Consumer Products – 5.8%
Henkel KGaA, IPS	94,528	$5,878,197
Kao Corp.	357,900	9,645,094
KOSE Corp.	86,300	2,232,171
Reckitt Benckiser Group PLC	93,245	5,124,582

		$22,880,044

Containers – 1.1%
Brambles Ltd.	426,264	$3,104,198
Smurfit Kappa Group PLC (a)	108,522	1,058,631

		$4,162,829

Electrical Equipment – 1.8%
Legrand S.A.	101,354	$4,127,514
Spectris PLC	152,099	3,108,872

		$7,236,386

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 3.1%
Halma PLC	442,235	$2,475,263
Samsung Electronics Co. Ltd.	5,752	4,809,805
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	397,348	4,982,744

		$12,267,812

Energy – Independent – 1.1%
INPEX Corp.	725	$4,246,059

Energy – Integrated – 5.9%
BP PLC	1,419,383	$10,302,430
Royal Dutch Shell PLC, “A”	392,937	13,101,045

		$23,403,475

Food & Beverages – 4.8%
Barry Callebaut AG	1,400	$1,159,679
Groupe Danone	104,676	6,577,089
Nestle S.A.	193,096	11,306,958

		$19,043,726

Food & Drug Stores – 1.1%
Lawson, Inc.	86,600	$4,282,535

General Merchandise – 0.2%
Daiei, Inc. (a)	201,150	$795,285

Insurance – 7.4%
Amlin PLC	224,614	$1,431,949
Catlin Group Ltd.	300,757	1,734,967
Euler Hermes (a)	16,517	1,574,813
Hiscox Ltd.	460,477	2,738,182
ING Groep N.V. (a)	465,089	4,524,508
Jardine Lloyd Thompson Group PLC	266,915	2,617,564
Muenchener Ruckvers AG	29,086	4,409,531
SNS REAAL Groep N.V. (a)	181,230	772,547
Swiss Reinsurance Co.	85,162	4,581,442
Zurich Financial Services Ltd.	18,145	4,700,234

		$29,085,737

Leisure & Toys – 0.5%
Sankyo Co. Ltd.	33,800	$1,908,770

Machinery & Tools – 3.4%
ASSA ABLOY AB, “B”	136,238	$3,838,603
Glory Ltd.	91,600	2,256,436
Neopost S.A. (l)	55,159	4,805,825
Schindler Holding AG	20,815	2,462,181

		$13,363,045

Major Banks – 4.2%
HSBC Holdings PLC	825,480	$8,379,691
Julius Baer Group Ltd.	45,761	2,143,670
Sumitomo Mitsui Financial Group, Inc.	126,100	4,491,701
UniCredito Italiano S.p.A.	672,262	1,390,636

		$16,405,698

8

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 2.3%
Kobayashi Pharmaceutical Co. Ltd.	65,700	$3,047,514
Miraca Holdings, Inc.	106,200	4,277,300
Rhoen-Klinikum AG	73,344	1,614,218

		$8,939,032

Medical Equipment – 1.8%
Smith & Nephew PLC	379,158	$3,999,096
Synthes, Inc.	23,629	3,191,810

		$7,190,906

Network & Telecom – 1.7%
Ericsson, Inc., “B”	356,539	$4,142,874
Nokia Oyj	237,395	2,455,367

		$6,598,241

Other Banks & Diversified Financials – 3.0%
Anglo Irish Bank Corp. PLC (a)	249,800	$0
Chiba Bank Ltd.	224,000	1,456,731
DnB NOR A.S.A.	251,274	3,526,849
Hachijuni Bank Ltd.	226,000	1,263,752
Joyo Bank Ltd.	306,000	1,345,511
Jyske Bank A.S. (a)	16,783	779,268
Sapporo Hokuyo Holdings, Inc.	251,100	1,175,243
Sydbank A.S. (a)	30,501	827,314
Unione di Banche Italiane ScpA	143,859	1,259,164

		$11,633,832

Pharmaceuticals – 10.9%
Bayer AG	89,214	$6,592,681
GlaxoSmithKline PLC	539,763	10,435,146
Hisamitsu Pharmaceutical Co., Inc.	51,200	2,156,719
Roche Holding AG	71,969	10,545,190
Sanofi-Aventis	162,634	10,399,135
Santen, Inc.	82,900	2,879,394

		$43,008,265

Printing & Publishing – 0.4%
United Business Media Ltd.	137,438	$1,478,528

Real Estate – 0.9%
Deutsche Wohnen AG (a)	252,437	$3,541,981

Specialty Chemicals – 1.7%
Shin-Etsu Chemical Co. Ltd.	73,300	$3,972,410
Symrise AG	92,898	2,547,965

		$6,520,375

Specialty Stores – 0.6%
Esprit Holdings Ltd.	490,372	$2,334,264

Telecommunications – Wireless – 5.3%
KDDI Corp.	1,780	$10,282,301
Vodafone Group PLC	4,171,244	10,782,609

		$21,064,910

Issuer	Shares/Par		Value ($)

COMMON STOCKS – continued
Telephone Services – 2.4%
China Unicom Ltd.		1,044,000	$1,493,578
Royal KPN N.V.		440,783	6,432,080
Telecom Italia S.p.A.		1,554,309	1,686,543

			$9,612,201

Tobacco – 4.1%
British American Tobacco PLC		230,556	$8,855,289
Japan Tobacco, Inc.		1,525	5,644,322
Swedish Match AB		53,821	1,558,057

			$16,057,668

Trucking – 2.3%
TNT N.V.		136,639	$3,606,166
Yamato Holdings Co. Ltd.		370,000	5,268,136

			$8,874,302

Utilities – Electric Power – 0.9%
E.ON AG		122,488	$3,754,017

Total Common Stocks (Identified Cost, $369,994,825)			$376,390,637

Issuer/Expiration Date/Strike Price	Par Amount of Contracts

CALL OPTIONS PURCHASED – 0.1%
EUR Currency – August 2011 @ JPY 120 (Premiums Paid, $398,060)	EUR	11,438,785	$186,292

PUT OPTIONS PURCHASED – 0.0%
JPY Currency – August 2011 @ $0.0108 (Premiums Paid, $244,716)	JPY	1,372,654,146	$78,241

Issuer	Shares/Par

MONEY MARKET FUNDS (v) – 4.8%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value		18,785,164	$18,785,164

COLLATERAL FOR SECURITIES LOANED – 0.9%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value		3,710,187	$3,710,187

Total Investments (Identified Cost, $393,132,952)			$399,150,521

OTHER ASSETS, LESS LIABILITIES – (1.4)%			(5,592,530)

Net Assets – 100.0%			$393,557,991

9

MFS International Value Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

JPY	Japanese Yen

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $374,347,788)	$380,365,357
Underlying funds, at cost and value	18,785,164
Total investments, at value, including $3,517,482 of securities on loan (identified cost, $393,132,952)	$399,150,521
Foreign currency, at value (identified cost, $86,940)	86,992
Receivables for
Fund shares sold	776,809
Interest and dividends	734,341
Other assets	10,896
Total assets		$400,759,559
Liabilities
Payables for
Investments purchased	$3,198,951
Fund shares reacquired	150,187
Collateral for securities loaned, at value	3,710,187
Payable to affiliates
Investment adviser	19,374
Shareholder servicing costs	205
Distribution and/or service fees	4,445
Administrative services fee	760
Payable for Trustees’ compensation	64
Accrued expenses and other liabilities	117,395
Total liabilities		$7,201,568
Net assets		$393,557,991
Net assets consist of
Paid-in capital	$410,338,263
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,038,767
Accumulated net realized gain (loss) on investments and foreign currency transactions	(27,542,085)
Undistributed net investment income	4,723,046
Net assets		$393,557,991
Shares of beneficial interest outstanding		25,455,335

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$68,356,398	4,384,674	$15.59
Service Class	325,201,593	21,070,661	15.43

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$9,506,849
Interest	194,562
Dividends from underlying funds	27,797
Foreign taxes withheld	(867,287)
Total investment income		$8,861,921
Expenses
Management fee	$2,887,553
Distribution and/or service fees	641,013
Shareholder servicing costs	36,950
Administrative services fee	113,542
Trustees’ compensation	36,178
Custodian fee	195,702
Shareholder communications	22,396
Auditing fees	59,822
Legal fees	7,233
Miscellaneous	32,558
Total expenses		$4,032,947
Fees paid indirectly	(13)
Net expenses		$4,032,934
Net investment income		$4,828,987
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $105,811 country tax)	$(801,875)
Foreign currency transactions	19,635
Net realized gain (loss) on investments and foreign currency transactions		$(782,240)
Change in unrealized appreciation (depreciation)
Investments (net of $73,910 decrease in deferred country tax)	$28,225,867
Translation of assets and liabilities in foreign currencies	14,022
Net unrealized gain (loss) on investments and foreign currency translation		$28,239,889
Net realized and unrealized gain (loss) on investments and foreign currency		$27,457,649
Change in net assets from operations		$32,286,636

See Notes to Financial Statements

12

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$4,828,987	$4,427,279
Net realized gain (loss) on investments and foreign currency transactions	(782,240)	(16,898,012)
Net unrealized gain (loss) on investments and foreign currency translation	28,239,889	69,725,072
Change in net assets from operations	$32,286,636	$57,254,339
Distributions declared to shareholders
From net investment income	$(4,425,164)	$(7,654,372)
Change in net assets from fund share transactions	$95,712,274	$(16,651,005)
Total change in net assets	$123,573,746	$32,948,962
Net assets
At beginning of period	269,984,245	237,035,283
At end of period (including undistributed net investment income of $4,723,046 and $4,405,399, respectively)	$393,557,991	$269,984,245

See Notes to Financial Statements

13

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.51	$12.03	$18.68	$20.02	$17.39
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.44	$0.33	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	1.05	2.64	(5.94)	1.13	4.54
Total from investment operations	$1.31	$2.89	$(5.50)	$1.46	$4.93
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.41)	$(0.16)	$(0.33)	$(0.24)
From net realized gain on investments	—	—	(0.99)	(2.47)	(2.06)
Total distributions declared to shareholders	$(0.23)	$(0.41)	$(1.15)	$(2.80)	$(2.30)
Net asset value, end of period	$15.59	$14.51	$12.03	$18.68	$20.02
Total return (%) (k)(s)	9.11	25.37	(31.41)	7.35	29.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.06	1.09	1.05	1.05	1.11
Net investment income	1.79	2.00	2.82	1.67	2.09
Portfolio turnover	28	49	44	44	55
Net assets at end of period (000 omitted)	$68,356	$63,978	$57,968	$117,100	$134,008

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.38	$11.91	$18.53	$19.92	$17.32
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.23	$0.39	$0.16	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.05	2.62	(5.87)	1.24	4.53
Total from investment operations	$1.25	$2.85	$(5.48)	$1.40	$4.87
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.38)	$(0.15)	$(0.32)	$(0.21)
From net realized gain on investments	—	—	(0.99)	(2.47)	(2.06)
Total distributions declared to shareholders	$(0.20)	$(0.38)	$(1.14)	$(2.79)	$(2.27)
Net asset value, end of period	$15.43	$14.38	$11.91	$18.53	$19.92
Total return (%) (k)(s)	8.78	25.11	(31.58)	7.04	28.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.31	1.34	1.30	1.30	1.36
Net investment income	1.43	1.83	2.52	0.87	1.84
Portfolio turnover	28	49	44	44	55
Net assets at end of period (000 omitted)	$325,202	$206,006	$179,067	$224,339	$14,973

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

15

MFS International Value Portfolio

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$96,281,160	$—	$—	$96,281,160
Japan	87,837,483	7,134,524	—	94,972,007
Switzerland	49,760,419	—	—	49,760,419
France	31,259,329	—	—	31,259,329
Germany	28,338,591	—	—	28,338,591
Netherlands	25,676,800	—	—	25,676,800
Taiwan	11,052,540	—	—	11,052,540
Sweden	9,539,535	—	—	9,539,535
South Korea	4,809,805	—	—	4,809,805
Other Countries	24,700,451	—	0	24,700,451
Purchased Currency Options	—	264,533	—	264,533
Mutual Funds	22,495,351	—	—	22,495,351
Total Investments	$391,751,464	$7,399,057	$0	$399,150,521

For further information regarding security characteristics, see the Portfolio of Investments. At December 31, 2010, the fund held one level 3 security valued at $0, which was also held and valued at $0 at December 31, 2009.

Of the level 1 investments presented above, equity investments amounting to $224,672,967 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

16

MFS International Value Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives
Foreign Exchange Contracts	Purchased Currency Options	$264,533

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)
Foreign Exchange Contracts	$(525,344)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange Contracts	$(505,478)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

17

MFS International Value Portfolio

Notes to Financial Statements – continued

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$4,425,164	$7,654,372

18

MFS International Value Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$393,915,999
Gross appreciation	35,597,092
Gross depreciation	(30,362,570)
Net unrealized appreciation (depreciation)	$5,234,522
Undistributed ordinary income	4,741,489
Capital loss carryforwards	(26,759,038)
Other temporary differences	2,755

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(7,444,841)
12/31/17	(18,221,256)
12/31/18	(1,092,941)
Total	$(26,759,038)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$1,040,282	$1,823,810
Service Class	3,384,882	5,830,562
Total	$4,425,164	$7,654,372

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $36,917, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $33.

19

MFS International Value Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0354% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,404 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $174,312,477 and $84,293,286, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	818,696	$11,858,777	290,600	$4,072,824
Service Class	9,375,648	133,038,501	2,568,502	29,145,117
	10,194,344	$144,897,278	2,859,102	$33,217,941
Shares issued to shareholders in reinvestment of distributions
Initial Class	71,448	$1,040,282	173,366	$1,823,810
Service Class	234,410	3,384,882	557,948	5,830,562
	305,858	$4,425,164	731,314	$7,654,372
Shares reacquired
Initial Class	(914,793)	$(13,007,882)	(874,433)	$(10,178,448)
Service Class	(2,868,953)	(40,602,286)	(3,832,506)	(47,344,870)
	(3,783,746)	$(53,610,168)	(4,706,939)	$(57,523,318)
Net change
Initial Class	(24,649)	$(108,823)	(410,467)	$(4,281,814)
Service Class	6,741,105	95,821,097	(706,056)	(12,369,191)
	6,716,456	$95,712,274	(1,116,523)	$(16,651,005)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with

20

MFS International Value Portfolio

Notes to Financial Statements – continued

certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $3,532 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,462,583	138,979,883	(129,657,302)	18,785,164

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$27,797	$18,785,164

21

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

22

MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

23

MFS International Value Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

24

MFS International Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Benjamin Stone Barnaby Wiener

25

MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year and five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services historically provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

26

MFS International Value Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $7,573,152. The fund intends to pass through foreign tax credits of $683,712 for the fiscal year.

28

MFS International Value Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS INVESTMENT MANAGEMENT

MFS® Blended Research® Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
BRG-ANN

MFS® BLENDED RESEARCH® GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	6.2%
Apple, Inc.	4.3%
Google, Inc., “A”	3.2%
Oracle Corp.	2.5%
International Business Machines Corp.	2.2%
Philip Morris International, Inc.	2.2%
Abbott Laboratories	2.0%
Intel Corp.	1.9%
United Parcel Service, Inc., “B”	1.8%
McDonald’s Corp.	1.6%

Equity sectors
Technology	27.3%
Energy	10.2%
Health Care	9.5%
Retailing	8.6%
Industrial Goods & Services	7.9%
Leisure	7.3%
Consumer Staples	7.0%
Basic Materials	6.6%
Financial Services	6.3%
Autos & Housing	3.0%
Special Products & Services	2.6%
Transportation	2.1%
Utilities & Communications	0.5%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Blended Research Growth Portfolio (the “fund”) provided a total return of 18.35%, while Service Class shares of the fund provided a total return of 17.94%. These compare with a return of 16.71% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Favorable stock selection in the technology sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. The fund’s ownership in shares of network storage products company F5 Networks and technology systems developer Riverbed Technology (b) contributed to relative returns. Shares of F5 Networks climbed higher as the company released strong quarterly earnings and impressive earnings guidance for the fourth quarter of 2010. Our underweight position in software giant Microsoft also contributed to relative results.

Security selection in the retailing sector boosted relative returns during the reporting period. The fund’s ownership in shares of specialty retailer Limited Brands, outdoor accessory retailer Deckers Outdoor (b), and department store operator Macy’s contributed to strong returns. The share price of Deckers rose due to stronger-than-expected earnings results. Increased demand for their Teva brand and growth in the United Kingdom and China further supported the stock price.

Elsewhere, the fund’s holdings of iron ore miner Cliffs Natural Resources, technology services provider Cognizant Technology, biotech firm Gilead Sciences, and cruise line operator Royal Caribbean Cruises aided relative returns.

Detractors from Performance

A combination of stock selection and an overweight position in the health care sector detracted from the fund’s relative results. Top detractors within the sector included products manufacturer and supplier Alere (h), medical device maker Medtronic, and biotechnology firm Amgen. Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance.

Stock selection in the consumer staples sector was another negative area of relative performance. Holdings of weak-performing oilseeds, corn, and wheat processor Archer-Daniel Midland (h) weighed on relative returns.

Security selection in the industrial goods & services sector also dampened relative returns. Not owning industrial manufacturer Caterpillar (h) held back relative performance as the stock outperformed the benchmark over the reporting period.

3

MFS Blended Research Growth Portfolio

Management Review – continued

Individual securities in other sectors that hindered relative results included higher education provider Devry (h), solar electric power modules manufacturer First Solar, and publishing software company Adobe Systems (h). The fund’s underweight position in oil field services company Schlumberger also detracted from relative returns. The timing of our transactions in online travel company Priceline.com (h) hindered relative performance as the fund missed some of the stock’s positive price gains during the reporting period.

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	12/18/07	18.35%	(0.11)%
Service Class	12/18/07	17.94%	(0.37)%

Comparative benchmark
Russell 1000 Growth Index (f)		16.71%	0.10%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.60%	$1,000.00	$1,253.52	$3.41
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,252.36	$4.83
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Blended Research Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.9%
Aerospace – 3.5%
Honeywell International, Inc.	449	$23,869
Lockheed Martin Corp.	455	31,809
Northrop Grumman Corp.	787	50,982
Textron, Inc.	2,201	52,032
United Technologies Corp.	204	16,059

		$174,751

Airlines – 0.3%
United Continental Holdings, Inc. (a)	595	$14,173

Apparel Manufacturers – 1.0%
Deckers Outdoor Corp. (a)	231	$18,420
Phillips-Van Heusen Corp.	500	31,505

		$49,925

Automotive – 3.0%
Ford Motor Co. (a)	3,077	$51,663
Johnson Controls, Inc.	1,842	70,364
TRW Automotive Holdings Corp. (a)	475	25,033

		$147,060

Biotechnology – 1.8%
Amgen, Inc. (a)	931	$51,112
Genzyme Corp. (a)	172	12,246
Gilead Sciences, Inc. (a)	723	26,202

		$89,560

Broadcasting – 1.1%
CBS Corp., “B”	2,827	$53,854

Brokerage & Asset Managers – 0.9%
NASDAQ OMX Group, Inc. (a)	1,877	$44,504

Business Services – 2.6%
Accenture Ltd., “A”	600	$29,094
Cognizant Technology Solutions Corp., “A” (a)	620	45,440
MSCI, Inc., “A” (a)	1,404	54,700

		$129,234

Cable TV – 0.5%
DIRECTV, “A” (a)	656	$26,194

Chemicals – 3.4%
3M Co.	486	$41,942
E.I. du Pont de Nemours & Co.	1,087	54,220
Ecolab, Inc.	369	18,605
PPG Industries, Inc.	625	52,544

		$167,311

Computer Software – 7.4%
Autodesk, Inc. (a)	664	$25,365
Intuit, Inc. (a)	1,187	58,519
Microsoft Corp.	2,070	57,794
Oracle Corp.	3,999	125,169
Rovi Corp. (a)	662	41,051

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
VeriSign, Inc.	1,775	$57,989

		$365,887

Computer Software – Systems – 7.2%
Apple, Inc. (a)	662	$213,535
Hewlett-Packard Co.	846	35,617
International Business Machines Corp.	745	109,336

		$358,488

Consumer Products – 1.0%
Energizer Holdings, Inc. (a)	672	$48,989

Electrical Equipment – 0.5%
Danaher Corp.	578	$27,264

Electronics – 4.3%
First Solar, Inc. (a)	349	$45,419
Intel Corp.	4,554	95,771
Linear Technology Corp.	1,143	39,536
Microchip Technology, Inc.	945	32,328

		$213,054

Energy – Independent – 0.3%
QEP Resources, Inc.	433	$15,722

Energy – Integrated – 7.3%
Chevron Corp.	632	$57,670
Exxon Mobil Corp.	4,186	306,080

		$363,750

Food & Beverages – 3.6%
Coca-Cola Co.	399	$26,242
Dr Pepper Snapple Group, Inc.	1,376	48,380
General Mills, Inc.	1,680	59,791
PepsiCo, Inc.	670	43,771

		$178,184

Food & Drug Stores – 1.2%
Walgreen Co.	472	$18,389
Whole Foods Market, Inc.	833	42,141

		$60,530

Forest & Paper Products – 0.5%
International Paper Co.	868	$23,644

Gaming & Lodging – 1.3%
Las Vegas Sands Corp. (a)	997	$45,812
Royal Caribbean Cruises Ltd. (a)	418	19,646

		$65,458

General Merchandise – 3.2%
Dollar Tree, Inc. (a)	866	$48,565
Macy’s, Inc.	2,348	59,404
Target Corp.	444	26,698
Wal-Mart Stores, Inc.	429	23,136

		$157,803

7

MFS Blended Research Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Health Maintenance Organizations – 0.9%
UnitedHealth Group, Inc.	1,296	$46,799

Insurance – 2.3%
ACE Ltd.	200	$12,450
Aflac, Inc.	484	27,312
Allied World Assurance Co.	467	27,758
Prudential Financial, Inc.	814	47,790

		$115,310

Internet – 3.2%
Google, Inc., “A” (a)	268	$159,184

Leisure & Toys – 0.8%
Activision Blizzard, Inc.	3,392	$42,196

Machinery & Tools – 3.1%
Cummins, Inc.	552	$60,726
Pitney Bowes, Inc.	1,719	41,565
Timken Co.	1,100	52,503

		$154,794

Major Banks – 0.6%
Goldman Sachs Group, Inc.	174	$29,260

Medical & Health Technology & Services – 0.3%
McKesson Corp.	193	$13,583

Medical Equipment – 3.5%
Medtronic, Inc.	1,844	$68,394
Thermo Fisher Scientific, Inc. (a)	842	46,613
Waters Corp. (a)	754	58,593

		$173,600

Metals & Mining – 1.7%
Cliffs Natural Resources, Inc.	670	$52,267
Freeport-McMoRan Copper & Gold, Inc.	266	31,944

		$84,211

Network & Telecom – 5.2%
Cisco Systems, Inc. (a)	2,399	$48,532
F5 Networks, Inc. (a)	560	72,890
Juniper Networks, Inc. (a)	1,226	45,264
Polycom, Inc. (a)	936	36,485
QUALCOMM, Inc.	141	6,978
Riverbed Technology, Inc. (a)	1,338	47,058

		$257,207

Oil Services – 2.6%
Halliburton Co.	843	$34,420
Noble Corp.	555	19,852
Schlumberger Ltd.	308	25,718
Transocean, Inc. (a)	686	47,684

		$127,674

Other Banks & Diversified Financials – 2.2%
American Express Co.	1,466	$62,921
Visa, Inc., “A”	647	45,536

		$108,457

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 3.0%
Abbott Laboratories	2,093	$100,276
Johnson & Johnson	818	50,593

		$150,869

Pollution Control – 0.8%
Republic Services, Inc.	1,331	$39,744

Printing & Publishing – 0.9%
Moody’s Corp.	1,639	$43,499

Real Estate – 0.3%
Public Storage, Inc., REIT	134	$13,590

Restaurants – 2.7%
Darden Restaurants, Inc.	1,245	$57,818
McDonald’s Corp.	1,029	78,986

		$136,804

Specialty Chemicals – 1.0%
Air Products & Chemicals, Inc.	303	$27,558
Praxair, Inc.	248	23,677

		$51,235

Specialty Stores – 3.2%
Advance Auto Parts, Inc.	736	$48,686
Best Buy Co., Inc.	1,180	40,462
Limited Brands, Inc.	2,203	67,698

		$156,846

Telephone Services – 0.5%
American Tower Corp., “A” (a)	472	$24,374

Tobacco – 2.4%
Lorillard, Inc.	134	$10,996
Philip Morris International, Inc.	1,825	106,817

		$117,813

Trucking – 1.8%
United Parcel Service, Inc., “B”	1,202	$87,241

Total Common Stocks (Identified Cost, $4,207,916)		$4,909,629

MONEY MARKET FUNDS (v) – 1.5%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	73,664	$73,664

Total Investments (Identified Cost, $4,281,580)		$4,983,293

OTHER ASSETS, LESS LIABILITIES – (0.4)%		(19,995)

Net Assets – 100.0%		$4,963,298

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $4,207,916)	$4,909,629
Underlying funds, at cost and value	73,664
Total investments, at value (identified cost, $4,281,580)	$4,983,293
Receivable for dividends	3,374
Receivable from investment adviser	11,801
Other assets	302
Total assets		$4,998,770
Liabilities
Payable to affiliates
Investment adviser	$164
Shareholder servicing costs	3
Distribution and/or service fees	34
Administrative services fee	55
Payable for Trustees’ compensation	3
Accrued expenses and other liabilities	35,213
Total liabilities		$35,472
Net assets		$4,963,298
Net assets consist of
Paid-in capital	$5,122,397
Unrealized appreciation (depreciation) on investments	701,713
Accumulated net realized gain (loss) on investments	(860,899)
Undistributed net investment income	87
Net assets		$4,963,298
Shares of beneficial interest outstanding		515,423

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,491,059	258,734	$9.63
Service Class	2,472,239	256,689	9.63

See Notes to Financial Statements

9

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$82,510
Dividends from underlying funds	92
Total investment income		$82,602
Expenses
Management fee	$26,383
Distribution and/or service fees	5,481
Shareholder servicing costs	510
Administrative services fee	10,000
Trustees’ compensation	559
Custodian fee	5,376
Shareholder communications	3,934
Auditing fees	48,572
Legal fees	7,100
Miscellaneous	8,475
Total expenses		$116,390
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(84,475)
Net expenses		$31,913
Net investment income		$50,689
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$259,981
Change in unrealized appreciation (depreciation) on investments		$452,163
Net realized and unrealized gain (loss) on investments		$712,144
Change in net assets from operations		$762,833

See Notes to Financial Statements

10

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$50,689	$41,102
Net realized gain (loss) on investments	259,981	(541,369)
Net unrealized gain (loss) on investments	452,163	1,662,199
Change in net assets from operations	$762,833	$1,161,932
Distributions declared to shareholders
From net investment income	$(50,602)	$(41,102)
From tax return of capital	—	(102)
Total distributions declared to shareholders	$(50,602)	$(41,204)
Change in net assets from fund share transactions	$50,602	$41,204
Total change in net assets	$762,833	$1,161,932
Net assets
At beginning of period	4,200,465	3,038,533
At end of period (including undistributed net investment income of $87 and $0, respectively)	$4,963,298	$4,200,465

See Notes to Financial Statements

11

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009		2008		2007 (c)
Net asset value, beginning of period	$8.23	$6.01		$10.11		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.09		$0.07		$0.00	(w)
Net realized and unrealized gain (loss) on investments	1.40	2.22		(4.10)		0.11
Total from investment operations	$1.51	$2.31		$(4.03)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.09)		$(0.07)		$(0.00	)(w)
From tax return of capital	—	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.11)	$(0.09)		$(0.07)		$(0.00	)(w)
Net asset value, end of period	$9.63	$8.23		$6.01		$10.11
Total return (%) (k)(r)(s)	18.35	38.42		(39.84)		1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.52	2.85		2.87		10.74	(a)
Expenses after expense reductions (f)	0.60	0.60		0.60		0.60	(a)
Net investment income	1.28	1.30		0.83		0.81	(a)
Portfolio turnover	83	74		50		0
Net assets at end of period (000 omitted)	$2,491	$2,106		$1,521		$2,528

See Notes to Financial Statements

12

MFS Blended Research Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009		2008		2007 (c)
Net asset value, beginning of period	$8.24	$6.02		$10.11		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07		$0.05		$0.00	(w)
Net realized and unrealized gain (loss) on investments	1.39	2.22		(4.09)		0.11
Total from investment operations	$1.48	$2.29		$(4.04)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)		$(0.05)		$(0.00)	(w)
From tax return of capital	—	(0.00	)(w)	(0.00	)(w)	(0.00)	(w)
Total distributions declared to shareholders	$(0.09)	$(0.07)		$(0.05)		$(0.00)	(w)
Net asset value, end of period	$9.63	$8.24		$6.02		$10.11
Total return (%) (k)(r)(s)	17.94	38.07		(39.96)		1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.77	3.10		3.12		10.99	(a)
Expenses after expense reductions (f)	0.85	0.85		0.85		0.85	(a)
Net investment income	1.03	1.05		0.58		0.56	(a)
Portfolio turnover	83	74		50		0
Net assets at end of period (000 omitted)	$2,472	$2,095		$1,517		$2,528

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

MFS Blended Research Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Except as otherwise described in Note 3, the shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted

14

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,909,629	$—	$—	$4,909,629
Mutual Funds	73,664	—	—	73,664
Total Investments	$4,983,293	$—	$—	$4,983,293

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2010, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$50,602	$41,102
Tax return of capital (b)	—	102
Total distributions	$50,602	$41,204

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

15

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$4,281,580
Gross appreciation	838,209
Gross depreciation	(136,496)
Net unrealized appreciation (depreciation)	$701,713
Undistributed ordinary income	87
Capital loss carryforwards	(860,899)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(17,746)
12/31/17	(843,153)
Total	$(860,899)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$28,122	$22,774	$—	$51
Service Class	22,480	18,328	—	51
Total	$50,602	$41,102	$—	$102

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $84,475 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $507, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $3.

16

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.2273% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $69 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 18, 2007, MFS purchased 250,000 shares of both the Initial Class and Service Class for an aggregate amount of $5,000,000. At December 31, 2010, MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $3,648,114 and $3,610,587, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,917	$28,122	2,743	$22,825
Service Class	2,332	22,480	2,207	18,379
	5,249	$50,602	4,950	$41,204

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $47 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	64,225	156,582	(147,143)	73,664

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$92	$73,664

18

MFS Blended Research Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholder of

MFS Blended Research Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Blended Research Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Blended Research Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

21

MFS Blended Research Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

22

MFS Blended Research Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for the one-year period ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over the one year period ended December 31, 2009. (The Fund commenced operations in December 2007.) The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-year period. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

23

MFS Blended Research Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Fund was still too small to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Blended Research Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS Blended Research Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® INVESTMENT MANAGEMENT

MFS® Blended Research® Value Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
BRV-ANN

MFS® BLENDED RESEARCH® VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Chevron Corp.	3.9%
AT&T, Inc.	3.4%
Wells Fargo & Co.	3.1%
JPMorgan Chase & Co.	3.1%
Bank of America Corp.	3.0%
Pfizer, Inc.	2.2%
General Electric Co.	1.9%
Johnson & Johnson	1.8%
Procter & Gamble Co.	1.7%
Prudential Financial, Inc.	1.7%

Equity sectors
Financial Services	27.3%
Health Care	12.7%
Utilities & Communications	11.9%
Energy	10.7%
Consumer Staples	9.9%
Leisure	6.8%
Industrial Goods & Services	6.4%
Basic Materials	3.4%
Technology	3.3%
Retailing	3.2%
Autos & Housing	1.8%
Transportation	1.5%
Special Products & Services	0.3%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Blended Research Value Portfolio (the “fund”) provided a total return of 15.77%, while Service Class shares of the fund provided a total return of 15.51%. These compare with a return of 15.51% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the leisure sector boosted performance relative to the Russell 1000 Value Index. Holdings of casino resorts operator Las Vegas Sands, cruise line operator Royal Caribbean Cruises, entertainment and communications services company Virgin Media (United Kingdom), and media firm Time Warner Cable (h) were among the fund’s top relative contributors. Shares of Royal Caribbean rose as the company reported strong revenues driven by beneficial foreign exchange rates, cost controls throughout the company, and no disturbances from the traditional hurricane season.

Stock selection in the industrial goods & services sector was another positive. The fund’s overweight positions in bearings and assemblies manufacturer Timken and electrical products manufacturer Wesco International benefited performance as both stocks outperformed the benchmark over the reporting period. Shares of Timken appreciated due to better-than-expected earnings results. The company attributed the positive results to strong demand in their mobile and steel businesses and increased sales in Asia.

Stock selection in the retailing sector also contributed to relative performance. The fund’s holdings of specialty retailer Limited Brands (h) and department stores operator Macy’s aided results. Shares of Limited Brands appreciated as the company experienced a rise in same store sales that beat expectations. In addition, the company announced a special dividend along with a new share repurchase program.

Elsewhere, the fund’s holdings of iron ore miner Cliffs Natural Resources and oil and gas drilling equipment manufacturer National Oilwell Varco benefited performance. Shares of National Oilwell Varco rose as the company posted better-than-expected earnings stemming from high oil and gas activity across North America.

Detractors from Performance

Stock selection in the consumer staples sector detracted from relative performance. The timing of our ownership in beverage manufacturer and distributor Dr Pepper Snapple Group and holdings of weak-performing oilseeds, corn, and wheat processor Archer Daniels Midland (h) hindered results.

Stocks in other sectors that held back relative returns included financial services firm Bank of America, power generation company NRG Energy, consumer electronics retailer Best Buy (b), computer hard drive maker Western Digital (h), global power company AES Corp. (h), and electric company PPL Corp. Shares of Western Digital declined as the company’s management

3

MFS Blended Research Value Portfolio

Management Review – continued

announced earnings that fell short of expectations. The company experienced weakness in European and consumer demand, increased pricing pressure within the industry, and shifts in market share among competitors. The timing of our ownership in financial services firm Citigroup, and not holding strong-performing aerospace company Boeing, also detracted from performance.

Respectfully,

Jonathan Sage

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	12/18/07	15.77%	(2.53)%
Service Class	12/18/07	15.51%	(2.79)%

Comparative benchmark
Russell 1000 Value Index (f)		15.51%	(3.84)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.60%	$1,000.00	$1,220.42	$3.36
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,217.68	$4.75
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Blended Research Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Aerospace – 2.1%
Lockheed Martin Corp.	390	$27,260
Northrop Grumman Corp.	1,090	70,610

		$97,870

Airlines – 0.4%
Copa Holdings S.A., “A”	320	$18,829

Automotive – 1.0%
Johnson Controls, Inc.	1,160	$44,312

Biotechnology – 1.4%
Amgen, Inc. (a)	1,180	$64,782

Broadcasting – 1.5%
CBS Corp., “B”	3,270	$62,294
Walt Disney Co.	180	6,752

		$69,046

Brokerage & Asset Managers – 1.1%
NASDAQ OMX Group, Inc. (a)	2,050	$48,606

Business Services – 0.3%
Accenture Ltd., “A”	290	$14,062

Cable TV – 2.2%
Comcast Corp., “A”	1,110	$24,387
DIRECTV, “A” (a)	570	22,760
Virgin Media, Inc.	2,050	55,842

		$102,989

Chemicals – 2.3%
Celanese Corp.	640	$26,349
E.I. du Pont de Nemours & Co.	1,570	78,312

		$104,661

Computer Software – 1.3%
Microsoft Corp.	2,210	$61,703

Construction – 0.8%
Owens Corning (a)	1,160	$36,134

Consumer Products – 3.6%
Energizer Holdings, Inc. (a)	840	$61,236
Newell Rubbermaid, Inc.	1,280	23,270
Procter & Gamble Co.	1,240	79,769

		$164,275

Electrical Equipment – 2.4%
General Electric Co.	4,850	$88,707
WESCO International, Inc. (a)	400	21,120

		$109,827

Electronics – 1.6%
Linear Technology Corp.	800	$27,672
Microchip Technology, Inc.	1,310	44,815

		$72,487

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 1.1%
Apache Corp.	420	$50,077

Energy – Integrated – 8.3%
Chevron Corp.	1,960	$178,850
ConocoPhillips	650	44,265
Exxon Mobil Corp.	930	68,002
Hess Corp.	710	54,343
Marathon Oil Corp.	1,010	37,400

		$382,860

Engineering – Construction – 0.3%
KBR, Inc.	430	$13,102

Food & Beverages – 4.9%
Bunge Ltd.	990	$64,865
Coca-Cola Co.	360	23,677
Dr Pepper Snapple Group, Inc.	1,580	55,553
General Mills, Inc.	1,140	40,573
Smithfield Foods, Inc. (a)	2,050	42,292

		$226,960

Gaming & Lodging – 1.7%
Las Vegas Sands Corp. (a)	370	$17,002
Royal Caribbean Cruises Ltd. (a)	1,320	62,040

		$79,042

General Merchandise – 1.3%
Macy’s, Inc.	2,350	$59,455

Health Maintenance Organizations – 1.8%
Aetna, Inc.	1,350	$41,189
Humana, Inc. (a)	750	41,055

		$82,244

Insurance – 8.5%
ACE Ltd.	390	$24,278
Aflac, Inc.	1,020	57,559
Allied World Assurance Co.	960	57,062
Aon Corp.	540	24,845
Berkshire Hathaway, Inc., “B” (a)	610	48,867
Chubb Corp.	450	26,838
Prudential Financial, Inc.	1,340	78,671
Travelers Cos., Inc.	1,300	72,423

		$390,543

Leisure & Toys – 0.8%
Activision Blizzard, Inc.	3,150	$39,186

Machinery & Tools – 1.2%
Timken Co.	1,180	$56,321

Major Banks – 12.0%
Bank of America Corp.	10,342	$137,962
Bank of New York Mellon Corp.	1,100	33,220
Goldman Sachs Group, Inc.	390	65,582
JPMorgan Chase & Co.	3,330	141,259

7

MFS Blended Research Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
PNC Financial Services Group, Inc.	510	$30,967
Wells Fargo & Co.	4,610	142,864

		$551,854

Medical & Health Technology & Services – 2.3%
Cardinal Health, Inc.	1,070	$40,992
Lincare Holdings, Inc.	1,005	26,964
McKesson Corp.	560	39,413

		$107,369

Medical Equipment – 1.0%
St. Jude Medical, Inc. (a)	540	$23,085
Thermo Fisher Scientific, Inc. (a)	400	22,144

		$45,229

Metals & Mining – 1.1%
Cliffs Natural Resources, Inc.	660	$51,487

Natural Gas – Pipeline – 1.0%
El Paso Corp.	3,360	$46,234

Network & Telecom – 0.4%
Tellabs, Inc.	2,770	$18,781

Oil Services – 1.3%
National Oilwell Varco, Inc.	920	$61,870

Other Banks & Diversified Financials – 3.0%
American Express Co.	960	$41,203
Capital One Financial Corp.	1,150	48,944
Citigroup, Inc. (a)	9,880	46,732

		$136,879

Pharmaceuticals – 6.2%
Abbott Laboratories	910	$43,598
Endo Pharmaceuticals Holdings, Inc. (a)	870	31,068
Johnson & Johnson	1,320	81,642
Merck & Co., Inc.	840	30,274
Pfizer, Inc.	5,700	99,807

		$286,389

Pollution Control – 0.4%
Republic Services, Inc.	562	$16,781

Railroad & Shipping – 1.1%
CSX Corp.	800	$51,688

Real Estate – 2.7%
Annaly Mortgage Management, Inc., REIT	2,890	$51,789
Equity Residential, REIT	630	32,729
Mack-Cali Realty Corp., REIT	1,240	40,994

		$125,512

Restaurants – 0.6%
Darden Restaurants, Inc.	600	$27,864

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 1.9%
Best Buy Co., Inc.	990	$33,947
IAC/InterActiveCorp (a)	430	12,341
Limited Brands, Inc.	1,350	41,486

		$87,774

Telecommunications – Wireless – 0.4%
Sprint Nextel Corp. (a)	4,530	$19,162

Telephone Services – 4.2%
AT&T, Inc.	5,360	$157,477
CenturyLink, Inc.	387	17,868
Verizon Communications, Inc.	570	20,395

		$195,740

Tobacco – 1.4%
Reynolds American, Inc.	1,940	$63,283

Utilities – Electric Power – 6.3%
Dominion Resources, Inc.	350	$14,952
Edison International	520	20,072
Integrys Energy Group, Inc.	940	45,599
NRG Energy, Inc. (a)	2,670	52,172
PG&E Corp.	1,210	57,886
PPL Corp.	930	24,478
Public Service Enterprise Group, Inc.	860	27,357
Wisconsin Energy Corp.	790	46,499

		$289,015

Total Common Stocks (Identified Cost, $4,453,760)		$4,572,284

MONEY MARKET FUNDS (v) – 1.1%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	51,719	$51,719

Total Investments (Identified Cost, $4,505,479)		$4,624,003

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(16,063)

Net Assets – 100.0%		$4,607,940

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $4,453,760)	$4,572,284
Underlying funds, at cost and value	51,719
Total investments, at value (identified cost, $4,505,479)	$4,624,003
Receivables for dividends	7,161
Receivable from investment adviser	12,380
Other assets	290
Total assets		$4,643,834
Liabilities
Payable to affiliates
Investment adviser	$152
Shareholder servicing costs	2
Distribution and/or service fees	31
Administrative services fee	55
Payable for Trustees’ compensation	3
Accrued expenses and other liabilities	35,651
Total liabilities		$35,894
Net assets		$4,607,940
Net assets consist of
Paid-in capital	$5,228,305
Unrealized appreciation (depreciation) on investments	118,524
Accumulated net realized gain (loss) on investments	(738,889)
Net assets		$4,607,940
Shares of beneficial interest outstanding		533,201

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,312,710	267,648	$8.64
Service Class	2,295,230	265,553	8.64

See Notes to Financial Statements

9

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividend income	$100,683
Dividends from underlying funds	109
Total investment income		$100,792
Expenses
Management fee	$24,929
Distribution and/or service fees	5,178
Shareholder servicing costs	483
Administrative services fee	10,000
Trustees’ compensation	530
Custodian fee	5,406
Shareholder communications	4,800
Auditing fees	48,572
Legal fees	7,088
Miscellaneous	9,293
Total expenses		$116,279
Reduction of expenses by investment adviser	(86,124)
Net expenses		$30,155
Net investment income		$70,637
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$214,305
Change in unrealized appreciation (depreciation) on investments		$339,872
Net realized and unrealized gain (loss) on investments		$554,177
Change in net assets from operations		$624,814

See Notes to Financial Statements

10

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$70,637	$69,546
Net realized gain (loss) on investments	214,305	(400,738)
Net unrealized gain (loss) on investments	339,872	1,015,945
Change in net assets from operations	$624,814	$684,753
Distributions declared to shareholders
From net investment income	$(72,000)	$(69,546)
From tax return of capital	—	(2,958)
Total distributions declared to shareholders	$(72,000)	$(72,504)
Change in net assets from fund share transactions	$72,000	$72,504
Total change in net assets	$624,814	$684,753
Net assets
At beginning of period	3,983,126	3,298,373
At end of period	$4,607,940	$3,983,126

See Notes to Financial Statements

11

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007 (c)
Net asset value, beginning of period	$7.59	$6.40	$10.07	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.14	$0.18	$0.01
Net realized and unrealized gain (loss) on investments	1.06	1.20	(3.66)	0.07
Total from investment operations	$1.20	$1.34	$(3.48)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.14)	$(0.17)	$(0.01)
From net realized gain on investments	—	—	—	(0.00	)(w)
From tax return of capital	—	(0.01)	(0.02)	(0.00	)(w)
Total distributions declared to shareholders	$(0.15)	$(0.15)	$(0.19)	$(0.01)
Net asset value, end of period	$8.64	$7.59	$6.40	$10.07
Total return (%) (k)(r)(s)	15.77	20.90	(34.44)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.67	2.96	2.79	10.80	(a)
Expenses after expense reductions (f)	0.60	0.60	0.60	0.60	(a)
Net investment income	1.82	2.17	2.10	2.22	(a)
Portfolio turnover	65	50	49	0
Net assets at end of period (000 omitted)	$2,313	$1,997	$1,651	$2,519

See Notes to Financial Statements

12

MFS Blended Research Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009		2008	2007 (c)
Net asset value, beginning of period	$7.59	$6.40		$10.07	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.13		$0.16	$0.01
Net realized and unrealized gain (loss) on investments	1.06	1.19		(3.66)	0.07
Total from investment operations	$1.18	$1.32		$(3.50)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)		$(0.16)	$(0.01)
From net realized gain on investments	—	—		—	(0.00	)(w)
From tax return of capital	—	(0.00	)(w)	(0.01)	(0.00	)(w)
Total distributions declared to shareholders	$(0.13)	$(0.13)		$(0.17)	$(0.01)
Net asset value, end of period	$8.64	$7.59		$6.40	$10.07
Total return (%) (k)(r)(s)	15.51	20.64		(34.66)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.92	3.21		3.04	11.05	(a)
Expenses after expense reductions (f)	0.85	0.85		0.85	0.85	(a)
Net investment income	1.57	1.95		1.85	1.97	(a)
Portfolio turnover	65	50		49	0
Net assets at end of period (000 omitted)	$2,295	$1,986		$1,647	$2,519

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

MFS Blended Research Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Except as otherwise described in Note 3, the shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

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MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,572,284	$—	$—	$4,572,284
Mutual Funds	51,719	—	—	51,719
Total Investments	$4,624,003	$—	$—	$4,624,003

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2010, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2010, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains) (a)	$72,000	$69,546
Tax return of capital (b)	—	2,958
Total distributions	$72,000	$72,504

(a)	Included in the fund’s 2010 distributions from ordinary income is $1,363 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.
(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

15

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$4,507,788
Gross appreciation	451,772
Gross depreciation	(335,557)
Net unrealized appreciation (depreciation)	$116,215
Capital loss carryforwards	(736,580)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(177,391)
12/31/17	(559,189)
Total	$(736,580)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$38,696	$36,943	$—	$1,482
Service Class	33,304	32,603	—	1,476
Total	$72,000	$69,546	$—	$2,958

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the operating expenses of the fund do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $86,124 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $480, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $3.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to

16

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.2406% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $65 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 18, 2007, MFS purchased 250,000 shares of both the Initial Class and Service Class for an aggregate amount of $5,000,000. At December 31, 2010, MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,722,338 and $2,651,040, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,479	$38,696	5,009	$38,425
Service Class	3,855	33,304	4,438	34,079
	8,334	$72,000	9,447	$72,504

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $46 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

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MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	57,659	152,722	(158,662)	51,719

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$109	$51,719

18

MFS Blended Research Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholder of

MFS Blended Research Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Value Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Blended Research Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Blended Research Value Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

21

MFS Blended Research Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jonathan Sage

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MFS Blended Research Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for the one-year period ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over the one year period ended December 31, 2009. (The Fund commenced operations in December 2007.) The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-year period. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

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MFS Blended Research Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Fund was still too small to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Blended Research Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS Blended Research Value Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Global Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
BHP Billiton PLC	2.5%
Danaher Corp.	2.3%
Cisco Systems, Inc.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.2%
Oracle Corp.	2.1%
Schneider Electric S.A.	1.8%
Groupe Danone	1.8%
Accenture Ltd., “A”	1.7%
Schlumberger Ltd.	1.7%
Pernod Ricard S.A.	1.7%

Equity sectors
Technology	17.9%
Financial Services	16.1%
Consumer Staples	13.7%
Health Care	13.5%
Basic Materials	9.1%
Retailing	7.9%
Special Products & Services	6.6%
Industrial Goods & Services	6.3%
Energy	6.2%
Leisure	1.1%
Utilities & Communications	0.8%

Issuer country weightings
United States	47.5%
United Kingdom	10.4%
France	8.9%
Switzerland	8.0%
Japan	4.8%
Germany	4.7%
Brazil	3.8%
Taiwan	3.3%
Netherlands	1.9%
Other Countries	6.7%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Global Growth Portfolio (the “fund”) provided a total return of 11.80%, while Service Class shares of the fund provided a total return of 11.53%. These returns compare with a return of 15.49% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Stock selection and an overweight position in the financial services sector were among the key detractors from performance relative to the MSCI All Country World Growth Index. Holdings of credit card company Mastercard, investment bank and brokerage house Nomura Holdings (b) (Japan), stock exchange Deutsche Boerse (Germany), brokerage and banking company Charles Schwab, and financial services firm Credit Suisse (Switzerland) were among the fund’s top detractors. Shares of Credit Suisse declined after management reported that lower client activity resulted in a decline in trading revenues, falling short of analyst expectations. Shares of Mastercard declined sharply after the Federal Reserve released a debit interchange proposal that would substantially reduce debit card transaction fees. The Fed’s proposals on debit network exclusivity also created uncertainty surrounding Mastercard’s future market share and revenues.

Stock selection in the basic materials sector also negatively impacted relative performance. However, no individual securities within this sector were among the fund’s top detractors.

Stocks in other sectors that held back results included oil and gas exploration company INPEX (Japan), apparel retailer Esprit Holdings (Hong Kong), network equipment company Cisco Systems, and integrated oil company Total S.A. (b)(h) (France). Shares of Esprit fell as the company announced weaker-than-expected sales results due, in part, to the difficulties faced by European wholesalers in financing expansion, resulting in limited floor space and cautious ordering.

During the reporting period, the fund’s currency exposure was also a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The fund’s cash position was another detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the technology sector aided relative performance. Not holding either software giant Microsoft or computer products and services provider Hewlett-Packard bolstered results as both stocks declined during the reporting period.

Top relative contributors in other sectors included oil and gas drilling equipment manufacturer National Oilwell Varco, brewer Companhia de Bebidas das Americas, product safety testing company Intertek Group (United Kingdom), mining company BHP

3

MFS Global Growth Portfolio

Management Review – continued

Billiton (United Kingdom), infant formula manufacturer Mead Johnson Nutrition, and financial services company Credicorp (b)(h) (Peru). Shares of National Oilwell Varco rose as the company posted better-than-expected earnings stemming from high oil and gas activity across North America. The fund’s overweight positions in strong-performing luxury goods company Compagnie Financiere Richemont S.A. (Switzerland) and luxury goods manufacturer LVMH Moët Hennessy Louis Vuitton (France) also boosted results. Shares of LVMH rose during the reporting period as the company reported better-than-expected sales and earnings results. Strength was evident across all of LVMH’s business segments, as the company benefited from robust demand for luxury goods, as well as the replenishing of inventories at U.S. and European retailers following the recession.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/16/93	11.80%	4.88%	3.55%	N/A
Service Class	8/24/01	11.53%	4.63%	N/A	5.83%

Comparative benchmarks
MSCI All Country World Growth Index (f)		15.49%	4.54%	2.83%	N/A
MSCI All Country World Index (f)		13.21%	3.98%	3.69%	N/A
MSCI World Growth Index (f)		14.89%	3.85%	2.10%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed markets.

It is not possible to invest directly in an index.

Note to Contract Holders: Effective September 30, 2010, the MSCI All Country World Index became the fund’s other benchmark, replacing the MSCI World Growth Index, because MFS believes that the MSCI All Country World Index more closely represents the fund’s investment policies and strategies.

5

MFS Global Growth Portfolio

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.17%	$1,000.00	$1,252.70	$6.64
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
Service Class	Actual	1.42%	$1,000.00	$1,250.39	$8.05
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Aerospace – 1.3%
United Technologies Corp.	12,120	$954,085

Alcoholic Beverages – 4.8%
Companhia de Bebidas das Americas, ADR	26,000	$806,780
Diageo PLC	55,598	1,027,191
Heineken N.V.	9,716	476,364
Pernod Ricard S.A.	13,837	1,300,983

		$3,611,318

Apparel Manufacturers – 4.1%
Compagnie Financiere Richemont S.A.	11,952	$703,059
Li & Fung Ltd.	101,800	590,673
LVMH Moet Hennessy Louis Vuitton S.A.	7,053	1,160,208
NIKE, Inc., “B”	7,290	622,712

		$3,076,652

Broadcasting – 1.1%
Publicis Groupe S.A.	15,453	$805,344

Brokerage & Asset Managers – 6.3%
BM&F Bovespa S.A.	87,800	$694,466
Charles Schwab Corp.	33,940	580,713
CME Group, Inc.	2,640	849,420
Deutsche Boerse AG	10,225	707,778
Franklin Resources, Inc.	7,280	809,609
ICAP PLC	64,227	535,729
Nomura Holdings, Inc.	90,300	572,786

		$4,750,501

Business Services – 6.6%
Accenture Ltd., “A”	27,260	$1,321,837
Cognizant Technology Solutions Corp., “A” (a)	7,370	540,147
Dun & Bradstreet Corp.	13,290	1,090,976
Hays PLC	206,494	414,987
Intertek Group PLC	15,505	429,086
MSCI, Inc., “A” (a)	19,050	742,188
Verisk Analytics, Inc., “A” (a)	13,020	443,722

		$4,982,943

Chemicals – 1.2%
Monsanto Co.	12,950	$901,838

Computer Software – 3.2%
Autodesk, Inc. (a)	22,260	$850,332
Oracle Corp.	50,140	1,569,382

		$2,419,714

Computer Software – Systems – 5.8%
Acer, Inc.	275,250	$850,583
Apple, Inc. (a)	3,670	1,183,795
EMC Corp. (a)	23,530	538,837
International Business Machines Corp.	8,380	1,229,849
Konica Minolta Holdings, Inc.	53,500	556,152

		$4,359,216

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 4.5%
Beiersdorf AG	5,471	$303,585
Church & Dwight Co., Inc.	6,800	469,336
Colgate-Palmolive Co.	11,830	950,777
Procter & Gamble Co.	13,920	895,474
Reckitt Benckiser Group PLC	14,549	799,588

		$3,418,760

Electrical Equipment – 4.1%
Danaher Corp.	36,740	$1,733,026
Schneider Electric S.A.	9,336	1,397,278

		$3,130,304

Electronics – 5.9%
Hoya Corp.	26,400	$641,222
Microchip Technology, Inc.	22,140	757,409
Samsung Electronics Co. Ltd.	964	806,094
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	132,628	1,663,155
Tokyo Electron Ltd.	10,000	633,083

		$4,500,963

Energy – Independent – 0.7%
INPEX Corp.	87	$509,527

Energy – Integrated – 2.1%
Chevron Corp.	6,170	$563,013
Hess Corp.	7,820	598,543
Suncor Energy, Inc.	12,263	472,119

		$1,633,675

Food & Beverages – 4.4%
Groupe Danone	21,139	$1,328,223
Mead Johnson Nutrition Co., “A”	6,080	378,480
Nestle S.A.	12,754	746,825
PepsiCo, Inc.	12,980	847,983

		$3,301,511

Food & Drug Stores – 1.4%
Tesco PLC	162,582	$1,077,296

General Merchandise – 1.2%
Kohl’s Corp. (a)	9,340	$507,536
Target Corp.	6,520	392,048

		$899,584

Internet – 0.8%
Google, Inc., “A” (a)	990	$588,030

Machinery & Tools – 0.9%
Schindler Holding AG	5,919	$700,151

Major Banks – 5.7%
Bank of New York Mellon Corp.	14,380	$434,276
Credit Suisse Group AG	18,601	749,411
HSBC Holdings PLC	78,101	792,826
Julius Baer Group Ltd.	18,969	888,601

8

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Standard Chartered PLC	32,641	$878,117
State Street Corp.	11,790	546,349

		$4,289,580

Medical & Health Technology & Services – 1.8%
Diagnosticos da America S.A.	27,800	$376,807
Fresenius Medical Care AG & Co. KGaA	6,276	362,554
Patterson Cos., Inc.	20,760	635,879

		$1,375,240

Medical Equipment – 7.1%
Becton, Dickinson & Co.	4,460	$376,959
DENTSPLY International, Inc.	20,480	699,802
Essilor International S.A.	5,673	365,206
Medtronic, Inc.	14,630	542,627
Sonova Holding AG	6,032	778,676
St. Jude Medical, Inc. (a)	8,530	364,658
Synthes, Inc.	6,811	920,031
Thermo Fisher Scientific, Inc. (a)	14,760	817,114
Waters Corp. (a)	6,130	476,362

		$5,341,435

Metals & Mining – 2.5%
BHP Billiton PLC	47,277	$1,880,330

Network & Telecom – 2.2%
Cisco Systems, Inc. (a)	84,280	$1,704,984

Oil Services – 3.4%
National Oilwell Varco, Inc.	18,820	$1,265,645
Schlumberger Ltd.	15,720	1,312,620

		$2,578,265

Other Banks & Diversified Financials – 4.1%
Akbank T.A.S.	74,180	$412,218
Banco Santander Brasil S.A., ADR	73,050	993,480
HDFC Bank Ltd.	5,407	283,724
MasterCard, Inc., “A”	2,710	607,338
Visa, Inc., “A”	11,620	817,816

		$3,114,576

Pharmaceuticals – 4.6%
Allergan, Inc.	5,870	$403,093
Bayer AG	11,887	878,418
Johnson & Johnson	10,650	658,703
Roche Holding AG	3,645	534,080
Teva Pharmaceutical Industries Ltd., ADR	19,390	1,010,801

		$3,485,095

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 5.4%
Akzo Nobel N.V.	15,924	$989,165
L’Air Liquide S.A.	2,934	371,055
Linde AG	6,416	973,544
Praxair, Inc.	7,090	676,882
Shin-Etsu Chemical Co. Ltd.	13,700	742,456
Symrise AG	12,477	342,214

		$4,095,316

Specialty Stores – 1.2%
Esprit Holdings Ltd.	94,369	$449,214
Industria de Diseno Textil S.A.	6,467	484,203

		$933,417

Telecommunications – Wireless – 0.8%
MTN Group Ltd.	28,862	$588,938

Total Common Stocks (Identified Cost, $67,707,756)		$75,008,588

MONEY MARKET FUNDS (v) – 0.9%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	683,229	$683,229

Total Investments (Identified Cost, $68,390,985)		$75,691,817

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(48,468)

Net Assets – 100.0%		$75,643,349

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $67,707,756)	$75,008,588
Underlying funds, at cost and value	683,229
Total investments, at value (identified cost, $68,390,985)	$75,691,817
Foreign currency, at value (identified cost, $8,072)	8,082
Receivables for
Fund shares sold	11,377
Interest and dividends	85,942
Other assets	2,584
Total assets		$75,799,802
Liabilities
Payables for
Investments purchased	$23,979
Fund shares reacquired	60,695
Payable to affiliates
Investment adviser	3,738
Shareholder servicing costs	39
Distribution and/or service fees	57
Administrative services fee	160
Payable for Trustees’ compensation	96
Accrued expenses and other liabilities	67,689
Total liabilities		$156,453
Net assets		$75,643,349
Net assets consist of
Paid-in capital	$80,534,443
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,304,555
Accumulated net realized gain (loss) on investments and foreign currency transactions	(12,647,780)
Undistributed net investment income	452,131
Net assets		$75,643,349
Shares of beneficial interest outstanding		4,653,317

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$71,545,507	4,400,038	$16.26
Service Class	4,097,842	253,279	16.18

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$1,439,058
Interest	10,939
Dividends from underlying funds	1,839
Foreign taxes withheld	(94,235)
Total investment income		$1,357,601
Expenses
Management fee	$660,402
Distribution and/or service fees	10,957
Shareholder servicing costs	8,495
Administrative services fee	28,408
Trustees’ compensation	10,573
Custodian fee	71,914
Shareholder communications	9,163
Auditing fees	60,154
Legal fees	7,141
Miscellaneous	15,899
Total expenses		$883,106
Fees paid indirectly	(2)
Net expenses		$883,104
Net investment income		$474,497
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$2,832,065
Foreign currency transactions	(20,533)
Net realized gain (loss) on investments and foreign currency transactions		$2,811,532
Change in unrealized appreciation (depreciation)
Investments	$4,578,958
Translation of assets and liabilities in foreign currencies	765
Net unrealized gain (loss) on investments and foreign currency translation		$4,579,723
Net realized and unrealized gain (loss) on investments and foreign currency		$7,391,255
Change in net assets from operations		$7,865,752

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$474,497	$573,401
Net realized gain (loss) on investments and foreign currency transactions	2,811,532	(4,835,091)
Net unrealized gain (loss) on investments and foreign currency translation	4,579,723	27,741,899
Change in net assets from operations	$7,865,752	$23,480,209
Distributions declared to shareholders
From net investment income	$(565,546)	$(797,216)
Change in net assets from fund share transactions	$(11,830,037)	$(9,468,184)
Total change in net assets	$(4,529,831)	$13,214,809
Net assets
At beginning of period	80,173,180	66,958,371
At end of period (including undistributed net investment income of $452,131 and $563,713, respectively)	$75,643,349	$80,173,180

See Notes to Financial Statements

12

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.65	$10.62	$17.54	$15.74	$13.48
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.10	$0.13	$0.14	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.62	4.07	(6.90)	1.94	2.14
Total from investment operations	$1.72	$4.17	$(6.77)	$2.08	$2.34
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.14)	$(0.15)	$(0.28)	$(0.08)
Net asset value, end of period	$16.26	$14.65	$10.62	$17.54	$15.74
Total return (%) (k)(s)	11.80	39.81	(38.93)	13.27	17.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.19	1.34	1.25	1.10	1.14
Net investment income	0.66	0.85	0.90	0.83	1.39
Portfolio turnover	61	76	81	76	92
Net assets at end of period (000 omitted)	$71,546	$75,171	$62,289	$131,870	$148,793

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.58	$10.55	$17.42	$15.63	$13.39
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.07	$0.10	$0.09	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.62	4.05	(6.86)	1.94	2.12
Total from investment operations	$1.68	$4.12	$(6.76)	$2.03	$2.29
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)	$(0.11)	$(0.24)	$(0.05)
Net asset value, end of period	$16.18	$14.58	$10.55	$17.42	$15.63
Total return (%) (k)(s)	11.53	39.43	(39.07)	13.04	17.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.44	1.59	1.49	1.35	1.39
Net investment income	0.42	0.58	0.67	0.56	1.16
Portfolio turnover	61	76	81	76	92
Net assets at end of period (000 omitted)	$4,098	$5,002	$4,670	$8,716	$8,723

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$75,008,588	$—	$—	$75,008,588
Mutual Funds	683,229	—	—	683,229
Total Investments	$75,691,817	$—	$—	$75,691,817

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $23,067,125 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$565,546	$797,216

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$68,446,627
Gross appreciation	10,584,907
Gross depreciation	(3,339,717)
Net unrealized appreciation (depreciation)	$7,245,190
Undistributed ordinary income	452,567
Capital loss carryforwards	(12,592,138)
Other temporary differences	3,287

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(7,268,811)
12/31/17	(5,323,327)
Total	$(12,592,138)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$541,002	$763,972
Service Class	24,544	33,244
Total	$565,546	$797,216

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $8,477, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $18.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0387% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,249 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $43,935,236 and $55,251,529, respectively.

17

MFS Global Growth Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	47,368	$708,923	89,730	$1,097,090
Service Class	16,148	235,445	47,525	530,482
	63,516	$944,368	137,255	$1,627,572
Shares issued to shareholders in reinvestment of distributions
Initial Class	35,899	$541,002	73,885	$763,972
Service Class	1,634	24,544	3,224	33,244
	37,533	$565,546	77,109	$797,216
Shares reacquired
Initial Class	(813,422)	$(11,782,957)	(899,889)	$(10,282,882)
Service Class	(107,508)	(1,556,994)	(150,575)	(1,610,090)
	(920,930)	$(13,339,951)	(1,050,464)	$(11,892,972)
Net change
Initial Class	(730,155)	$(10,533,032)	(736,274)	$(8,421,820)
Service Class	(89,726)	(1,297,005)	(99,826)	(1,046,364)
	(819,881)	$(11,830,037)	(836,100)	$(9,468,184)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $823 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	945,330	17,864,693	(18,126,794)	683,229

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,839	$683,229

18

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

21

MFS Global Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David Antonelli Jeffrey Constantino

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MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 49.71% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $934,574. The fund intends to pass through foreign tax credits of $78,192 for the fiscal year.

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MFS Global Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® Research International Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.1%
Royal Dutch Shell PLC, “A”	2.7%
HSBC Holdings PLC	2.7%
BHP Billiton PLC	2.3%
Siemens AG	2.1%
Roche Holding AG	2.0%
LVMH Moet Hennessy Louis Vuitton S.A.	1.9%
BNP Paribas	1.9%
Vodafone Group PLC	1.9%
BP PLC	1.7%

Global equity sectors
Capital Goods	25.9%
Financial Services	23.4%
Energy	12.8%
Health Care	8.4%
Technology	8.3%
Consumer Staples	7.8%
Consumer Cyclicals	7.6%
Telecommunications/Cable Television	5.5%

Issuer country weightings
Japan	17.6%
United Kingdom	17.3%
Switzerland	9.7%
France	9.7%
Germany	9.4%
Netherlands	5.4%
Hong Kong	4.1%
Australia	3.4%
China	3.1%
Other Countries	20.3%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Research International Portfolio (the “fund”) provided a total return of 10.63%, while Service Class shares of the fund provided a total return of 10.34%. These compare with a return of 8.21% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the capital goods sector contributed to the fund’s performance relative to the MSCI EAFE Index. Holdings of automotive and industrial products manufacturer Tomkins (h) (United Kingdom), Australian mining company Iluka Resources (b) Ltd., and diversified mining company Teck Resources (b) (Canada) were among the fund’s top contributors. Shares of Teck appreciated due to increased demand from developing economies and weaker-than-expected supply from competitors. The company also benefited from an increase in commodities prices during the reporting period. The fund’s overweight position in shares of shipbuilder and shipyard operator Keppel (Singapore) and industrial conglomerate Hutchison Whampoa (Hong Kong) also aided relative returns. The fund’s ownership in shares of industrial transport and engineering firm MAN SE (Germany) was another contributor.

Favorable stock selection in the financial services sector also had a positive impact on relative returns. The fund’s ownership in shares of banking and treasury management firm ICICI Bank (b) (India) and our avoidance of weak-performing financial services firm Banco Santander (Spain) contributed to relative returns.

Securities in other sectors that bolstered relative results included integrated oil company BP (United Kingdom) and luxury goods company LVMH Moët Hennessy Louis Vuitton (France). Shares of LVMH rose during the reporting period as the company reported sales that exceeded expectations, led by Louis Vuitton, Wines & Spirits, and cosmetics retailer Sephora. The company’s profitability reflects ongoing robust demand for luxury goods, which has been increasing in emerging markets. Price increases in Europe and the replenishing of inventories at U.S. and European retailers following the recession has also been positive for the stock.

Detractors from Performance

Stock selection in the health care sector detracted from relative performance during the reporting period. Holdings of Swiss pharmaceutical and diagnostic company Roche Holding and drug maker Sanofi-Aventis (France) detracted from relative returns. Shares of Sanofi-Aventis came under pressure due, in part, to a stalled bid by the drug maker to acquire biotech company Genzyme.

Elsewhere, the fund’s ownership in shares of weak-performing global banking group BNP Paribas (France), power and gas company E.ON (h) (Germany), and Hong Kong-based retailer Esprit Holdings weighed on relative returns. Holdings of banking services provider Unione Di Banche (h) (Italy), oil and gas exploration company INPEX (Japan), financial services firm SNS

3

MFS Research International Portfolio

Management Review – continued

REAAL Groep (b) (Netherlands), and French energy and environmental services provider GDF SUEZ (h) also detracted from relative returns. Not owning shares of Australian mining operator Rio Tinto (h), a standout performer, was an additional negative factor.

During the reporting period, the fund’s currency exposure detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	10.63%	3.74%	5.17%	N/A
Service Class	8/24/01	10.34%	3.48%	N/A	6.89%

Comparative benchmarks
MSCI EAFE (Europe, Australasia, Far East) Index (f)		8.21%	2.94%	3.94%	N/A
MSCI All Country World (ex-US) Index (f)		11.60%	5.29%	5.97%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Research International Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.11%	$1,000.00	$1,265.25	$6.34
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
Service Class	Actual	1.36%	$1,000.00	$1,263.55	$7.76
	Hypothetical (h)	1.36%	$1,000.00	$1,018.35	$6.92

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Alcoholic Beverages – 1.1%
Heineken N.V.	39,563	$1,939,728

Apparel Manufacturers – 2.4%
Li & Fung Ltd.	142,000	$823,924
LVMH Moet Hennessy Louis Vuitton S.A.	20,519	3,375,345

		$4,199,269

Automotive – 2.2%
Bayerische Motoren Werke AG	28,725	$2,258,970
DENSO Corp.	47,500	1,639,303

		$3,898,273

Broadcasting – 1.3%
Publicis Groupe S.A.	33,982	$1,770,996
WPP Group PLC	43,944	540,911

		$2,311,907

Brokerage & Asset Managers – 2.6%
Aberdeen Asset Management PLC	307,137	$971,601
BM&F Bovespa S.A.	114,000	901,699
Deutsche Boerse AG	18,625	1,289,229
Hong Kong Exchanges & Clearing Ltd.	14,100	319,811
Nomura Holdings, Inc.	152,900	969,867

		$4,452,207

Business Services – 2.1%
Cognizant Technology Solutions Corp., “A” (a)	13,650	$1,000,407
Mitsubishi Corp.	65,100	1,762,407
Nomura Research, Inc.	40,100	890,218

		$3,653,032

Chemicals – 0.8%
Monsanto Co.	8,500	$591,940
Nufarm Ltd. (a)	151,786	797,968

		$1,389,908

Computer Software – 0.5%
Dassault Systems S.A.	10,904	$822,097

Computer Software – Systems – 3.4%
Acer, Inc.	795,935	$2,459,614
Konica Minolta Holdings, Inc.	236,000	2,453,307
Ricoh Co. Ltd.	73,000	1,069,959

		$5,982,880

Conglomerates – 1.6%
Hutchison Whampoa Ltd.	271,000	$2,789,214

Construction – 0.7%
Geberit AG	4,043	$934,863
Urbi Desarrollos Urbanos S.A. de C.V. (a)	150,250	352,692

		$1,287,555

Issuer	Shares/Par	Value ($)

COMMON STOCKS - continued
Consumer Products – 1.4%
Kimberly-Clark de Mexico S.A. de C.V., “A”	81,660	$500,738
Reckitt Benckiser Group PLC	35,529	1,952,612

		$2,453,350

Electrical Equipment – 3.7%
Legrand S.A.	10,929	$445,071
Schneider Electric S.A.	16,025	2,398,391
Siemens AG	28,886	3,578,253

		$6,421,715

Electronics – 1.5%
Samsung Electronics Co. Ltd.	2,234	$1,868,064
Taiwan Semiconductor Manufacturing Co. Ltd.	277,804	676,490

		$2,544,554

Energy – Independent – 1.2%
Bankers Petroleum Ltd. (a)	82,298	$629,050
INPEX Corp.	255	1,493,441

		$2,122,491

Energy – Integrated – 6.2%
BG Group PLC	101,133	$2,043,486
BP PLC	395,894	2,873,552
China Petroleum & Chemical Corp.	1,242,000	1,188,823
Royal Dutch Shell PLC, “A”	139,346	4,645,982

		$10,751,843

Engineering – Construction – 2.3%
JGC Corp.	75,000	$1,628,365
Keppel Corp. Ltd.	202,000	1,781,774
Outotec Oyj	10,434	644,722

		$4,054,861

Food & Beverages – 4.6%
Groupe Danone	41,362	$2,598,891
Nestle S.A.	92,336	5,406,841

		$8,005,732

Food & Drug Stores – 2.0%
Lawson, Inc.	39,900	$1,973,131
Tesco PLC	236,341	1,566,036

		$3,539,167

Insurance – 4.0%
Amlin PLC	49,831	$317,680
China Pacific Insurance Co. Ltd.	256,600	1,066,306
Hiscox Ltd.	115,431	686,399
ING Groep N.V. (a)	240,098	2,335,737
SNS REAAL Groep N.V. (a)	139,877	596,267
Swiss Reinsurance Co.	36,703	1,974,504

		$6,976,893

8

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 3.1%
Beml Ltd.	19,074	$440,325
Glory Ltd.	53,400	1,315,433
KONE Oyj “B”	4,624	257,049
MAN SE	22,539	2,680,278
Schindler Holding AG	2,204	260,708
Sinotruk Hong Kong Ltd.	366,500	377,684

		$5,331,477

Major Banks – 12.1%
Bank of China Ltd.	1,608,000	$848,189
Barclays PLC	407,543	1,662,524
BNP Paribas	51,529	3,278,339
BOC Hong Kong Holdings Ltd.	243,000	826,903
Credit Suisse Group AG	48,814	1,966,656
Erste Group Bank AG	22,839	1,072,464
HSBC Holdings PLC	457,669	4,645,933
Julius Baer Group Ltd.	18,693	875,672
KBC Group N.V. (a)	19,151	652,583
Mitsubishi UFJ Financial Group, Inc.	177,900	961,918
Sumitomo Mitsui Financial Group, Inc.	61,800	2,201,325
Westpac Banking Corp.	91,760	2,084,456

		$21,076,962

Medical & Health Technology & Services – 2.2%
Diagnosticos da America S.A.	62,300	$844,428
Miraca Holdings, Inc.	36,800	1,482,153
Rhoen-Klinikum AG	64,096	1,410,680

		$3,737,261

Medical Equipment – 1.2%
Sonova Holding AG	6,399	$826,053
Synthes, Inc.	9,126	1,232,742

		$2,058,795

Metals & Mining – 4.9%
BHP Billiton PLC	98,923	$3,934,427
Iluka Resources Ltd. (a)	183,318	1,713,729
Teck Resources Ltd., “B”	46,085	2,863,916

		$8,512,072

Natural Gas – Distribution – 1.2%
Tokyo Gas Co. Ltd.	454,000	$2,013,056

Network & Telecom – 0.8%
Ericsson, Inc., “B”	112,790	$1,310,585

Oil Services – 0.9%
Schlumberger Ltd.	18,690	$1,560,615

Other Banks & Diversified Financials – 4.3%
Aeon Credit Service Co. Ltd.	83,200	$1,176,421
Banco Santander Brasil S.A., ADR	116,460	1,583,856
China Construction Bank (a)	1,229,880	1,102,854
HDFC Bank Ltd., ADR	6,720	1,122,979
ICICI Bank Ltd.	41,744	1,069,016
Komercni Banka A.S.	3,364	796,036
United Overseas Bank Ltd.	48,000	680,718

		$7,531,880

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 5.0%
Bayer AG	23,276	$1,720,036
Roche Holding AG	23,571	3,453,719
Sanofi-Aventis	33,756	2,158,423
Santen, Inc.	36,600	1,271,240

		$8,603,418

Precious Metals & Minerals – 0.8%
Newcrest Mining Ltd.	32,043	$1,325,364

Railroad & Shipping – 1.0%
East Japan Railway Co.	25,500	$1,658,332

Real Estate – 0.4%
Sun Hung Kai Properties Ltd.	39,000	$647,759

Specialty Chemicals – 3.7%
Akzo Nobel N.V.	43,586	$2,707,471
Chugoku Marine Paints Ltd.	23,000	195,184
Linde AG	18,471	2,802,731
Nippon Paint Co. Ltd.	23,000	176,204
Symrise AG	22,607	620,055

		$6,501,645

Specialty Stores – 1.9%
Esprit Holdings Ltd.	254,813	$1,212,958
Industria de Diseno Textil S.A.	12,243	916,669
Kingfisher PLC	262,660	1,078,657

		$3,208,284

Telecommunications – Wireless – 3.2%
Cellcom Israel Ltd.	14,710	$480,870
KDDI Corp.	198	1,143,762
Vivo Participacoes S.A., ADR	20,700	674,613
Vodafone Group PLC	1,248,133	3,226,407

		$5,525,652

Telephone Services – 2.3%
China Unicom Ltd.	616,000	$881,268
PT XL Axiata Tbk (a)	557,500	327,941
Royal KPN N.V.	128,146	1,869,957
Telecom Italia S.p.A.	388,109	501,515
Telecom Italia S.p.A.	387,863	420,861

		$4,001,542

Tobacco – 0.7%
Japan Tobacco, Inc.	339	$1,254,705

Trucking – 1.1%
Yamato Holdings Co. Ltd.	134,300	$1,912,191

Utilities – Electric Power – 3.3%
CEZ AS	23,845	$996,190
Cheung Kong Infrastructure Holdings Ltd.	101,000	462,587
Energias de Portugal S.A.	585,304	1,948,315
Fortum Corp.	31,943	961,703
Red Electrica de Espana	16,824	791,363
Tractebel Energia S.A.	37,840	625,728

		$5,785,886

Total Common Stocks (Identified Cost, $163,058,859)		$173,154,157

9

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.0%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	101	$101

Total Investments (Identified Cost, $163,058,960)		$173,154,258

OTHER ASSETS, LESS LIABILITIES – 0.3%		563,615

Net Assets – 100.0%		$173,717,873

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $163,058,859)	$173,154,157
Underlying funds, at cost and value	101
Total investments, at value (identified cost, $163,058,960)	$173,154,258
Foreign currency, at value (identified cost, $165,084)	172,727
Receivables for
Investments sold	953,665
Fund shares sold	69
Interest and dividends	359,030
Other assets	7,682
Total assets		$174,647,431
Liabilities
Payable to custodian	$86,103
Payables for
Investments purchased	329,282
Fund shares reacquired	339,979
Payable to affiliates
Investment adviser	58,465
Shareholder servicing costs	91
Distribution and/or service fees	1,665
Administrative services fee	346
Payable for Trustees’ compensation	215
Accrued expenses and other liabilities	113,412
Total liabilities		$929,558
Net assets		$173,717,873
Net assets consist of
Paid-in capital	$189,912,334
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	10,121,882
Accumulated net realized gain (loss) on investments and foreign currency transactions	(29,189,758)
Undistributed net investment income	2,873,415
Net assets		$173,717,873
Shares of beneficial interest outstanding		12,799,950

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$52,239,132	3,816,948	$13.69
Service Class	121,478,741	8,983,002	13.52

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$6,478,165
Interest	109,436
Dividends from underlying funds	3,285
Foreign taxes withheld	(612,280)
Total investment income		$5,978,606
Expenses
Management fee	$1,984,507
Distribution and/or service fees	299,035
Shareholder servicing costs	25,601
Administrative services fee	79,051
Trustees’ compensation	29,216
Custodian fee	234,201
Shareholder communications	27,970
Auditing fees	50,721
Legal fees	7,195
Miscellaneous	35,333
Total expenses		$2,772,830
Fees paid indirectly	(9)
Reduction of expenses by investment adviser	(38,608)
Net expenses		$2,734,213
Net investment income		$3,244,393
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$19,232,077
Foreign currency transactions	(366,054)
Net realized gain (loss) on investments and foreign currency transactions		$18,866,023
Change in unrealized appreciation (depreciation)
Investments (net of $25,034 decrease in deferred country tax)	$2,208,691
Translation of assets and liabilities in foreign currencies	25,260
Net unrealized gain (loss) on investments and foreign currency translation		$2,233,951
Net realized and unrealized gain (loss) on investments and foreign currency		$21,099,974
Change in net assets from operations		$24,344,367

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$3,244,393	$2,761,938
Net realized gain (loss) on investments and foreign currency transactions	18,866,023	(6,609,521)
Net unrealized gain (loss) on investments and foreign currency translation	2,233,951	49,816,690
Change in net assets from operations	$24,344,367	$45,969,107
Distributions declared to shareholders
From net investment income	$(2,780,628)	$(4,916,469)
Change in net assets from fund share transactions	$(67,615,217)	$18,915,236
Total change in net assets	$(46,051,478)	$59,967,874
Net assets
At beginning of period	219,769,351	159,801,477
At end of period (including undistributed net investment income of $2,873,415 and $2,775,704, respectively)	$173,717,873	$219,769,351

See Notes to Financial Statements

13

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.54	$9.94	$19.92	$19.94	$16.74
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.17	$0.37	$0.30	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.12	2.77	(7.71)	2.21	4.30
Total from investment operations	$1.32	$2.94	$(7.34)	$2.51	$4.52
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.34)	$(0.29)	$(0.23)	$(0.21)
From net realized gain on investments	—	—	(2.35)	(2.30)	(1.11)
Total distributions declared to shareholders	$(0.17)	$(0.34)	$(2.64)	$(2.53)	$(1.32)
Net asset value, end of period	$13.69	$12.54	$9.94	$19.92	$19.94
Total return (%) (k)(r)(s)	10.63	30.94	(42.49)	13.15	27.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.18	1.17	1.06	1.13
Expenses after expense reductions (f)	1.10	1.10	1.11	1.06	1.13
Net investment income	1.66	1.62	2.43	1.51	1.23
Portfolio turnover	60	75	82	68	80
Net assets at end of period (000 omitted)	$52,239	$93,714	$45,835	$108,167	$119,534

See Notes to Financial Statements

14

MFS Research International Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.39	$9.82	$19.70	$19.77	$16.61
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17	$0.32	$0.23	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.11	2.70	(7.61)	2.20	4.29
Total from investment operations	$1.27	$2.87	$(7.29)	$2.43	$4.45
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.30)	$(0.24)	$(0.20)	$(0.18)
From net realized gain on investments	—	—	(2.35)	(2.30)	(1.11)
Total distributions declared to shareholders	$(0.14)	$(0.30)	$(2.59)	$(2.50)	$(1.29)
Net asset value, end of period	$13.52	$12.39	$9.82	$19.70	$19.77
Total return (%) (k)(r)(s)	10.34	30.50	(42.60)	12.81	27.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.43	1.42	1.31	1.38
Expenses after expense reductions (f)	1.35	1.35	1.36	1.31	1.38
Net investment income	1.31	1.64	2.17	1.19	0.89
Portfolio turnover	60	75	82	68	80
Net assets at end of period (000 omitted)	$121,479	$126,055	$113,966	$202,567	$155,969

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

15

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

16

MFS Research International Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$28,123,339	$2,518,582	$—	$30,641,921
United Kingdom	30,146,207	—	—	30,146,207
Switzerland	16,931,757	—	—	16,931,757
France	16,847,553	—	—	16,847,553
Germany	16,360,231	—	—	16,360,231
Netherlands	9,449,160	—	—	9,449,160
Hong Kong	7,083,157	—	—	7,083,157
Australia	5,921,518	—	—	5,921,518
China	5,465,123	—	—	5,465,123
Other Countries	34,307,530	—	—	34,307,530
Mutual Funds	101	—	—	101
Total Investments	$170,635,676	$2,518,582	$—	$173,154,258

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $88,649,295 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income, on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

17

MFS Research International Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$2,780,628	$4,916,469

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$164,203,921
Gross appreciation	19,944,630
Gross depreciation	(10,994,293)
Net unrealized appreciation (depreciation)	$8,950,337
Undistributed ordinary income	2,877,865
Capital loss carryforwards	(28,044,797)
Other temporary differences	22,134

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(16,000,345)
12/31/17	(12,044,452)
Total	$(28,044,797)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per

18

MFS Research International Portfolio

Notes to Financial Statements – continued

share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$1,407,840	$1,443,330
Service Class	1,372,788	3,473,139
Total	$2,780,628	$4,916,469

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $38,608 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $25,577, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $24.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0358% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the

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MFS Research International Portfolio

Notes to Financial Statements – continued

terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,865 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $129,436,708 and $195,645,380, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,749,140	$32,862,902	3,780,901	$45,788,727
Service Class	941,744	10,940,634	920,047	7,839,938
	3,690,884	$43,803,536	4,700,948	$53,628,665
Shares issued to shareholders in reinvestment of distributions
Initial Class	113,261	$1,407,840	162,904	$1,443,330
Service Class	111,518	1,372,788	396,025	3,473,139
	224,779	$2,780,628	558,929	$4,916,469
Shares reacquired
Initial Class	(6,520,132)	$(86,865,256)	(1,079,610)	$(11,330,133)
Service Class	(2,242,265)	(27,334,125)	(2,751,913)	(28,299,765)
	(8,762,397)	$(114,199,381)	(3,831,523)	$(39,629,898)
Net change
Initial Class	(3,657,731)	$(52,594,514)	2,864,195	$35,901,924
Service Class	(1,189,003)	(15,020,703)	(1,435,841)	(16,986,688)
	(4,846,734)	$(67,615,217)	1,428,354	$18,915,236

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $2,540 and $6,504, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,132,603	52,878,697	(56,011,199)	101

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,285	$101

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MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

22

MFS Research International Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

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Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

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MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 2nd quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

25

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $5,292,808. The fund intends to pass through foreign tax credits of $443,427 for the fiscal year.

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MFS Research International Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS® Technology Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/10

TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	11.5%
Oracle Corp.	7.5%
Google, Inc., “A”	6.7%
International Business Machines Corp.	5.5%
Cisco Systems, Inc.	4.8%
EMC Corp.	4.7%
Hewlett-Packard Co.	3.1%
Accenture Ltd., “A”	3.0%
Amazon.com, Inc.	2.9%
Microchip Technology, Inc.	2.7%

Top five industries (i)
Computer Software-Systems	30.7%
Computer Software	19.5%
Network & Telecom (s)	10.3%
Internet	7.0%
Business Services	6.7%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

(s)	Top five industry includes equities and securities sold short.

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Technology Portfolio (the “fund”) provided a total return of 20.63%, while Service Class shares provided a total return of 20.22%. These compare with a return of 15.06% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 12.65% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the computer software industry was a key driver for positive performance relative to the Standard & Poor’s North American Technology Sector Index. Holdings of customer information software manager Salesforce.com (h), internet infrastructure services provider Verisign, enterprise software products maker Oracle, and internet software service provider Akamai Technologies were among the fund’s top contributors. Shares of Oracle rose as the company announced earnings that exceeded expectations, driven by strong demand for software licenses, as well as its expansion into the hardware business through the acquisition of Sun Microsystems. Not holding poor-performing software giant Microsoft aided relative results.

Stock selection in the network & telecom industry also boosted relative performance. The fund’s holdings of WAN optimization products designer and distributor Riverbed Technology and telecommunications networking products company Tellabs (h) aided returns. The fund’s short position in wireless solutions provider Research In Motion (Canada) also helped as this stock underperformed the benchmark over the reporting period.

Stock selection in the internet and computer systems industries also bolstered returns. Within the internet industry, our holdings of online restaurant reservation company OpenTable benefited returns as this stock significantly outperformed the benchmark over the reporting period. Shares of OpenTable moved higher after the company announced success in seating diners through its online applications. Within the computer systems industry, it was holdings of systems and software data storage manufacturer 3Par (b)(h) that helped relative performance.

Stock selection in the business services industry also boosted results. No individual stocks within this industry were among the fund’s top relative contributors.

Detractors from Performance

Stock selection in the electronics industry detracted from relative returns. The fund’s short position in semiconductor and passive electronic components producer Vishay Intertechnology and holdings of semiconductor and computer technology developer Texas Instruments hurt relative results. Exposure to Texas Instruments was achieved through both a short position and via put options on the stock.

An underweight position in the specialty stores industry was another negative. No individual stocks within this industry were among the fund’s top relative detractors.

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MFS Technology Portfolio

Management Review – continued

Securities in other industries that held back relative performance included smartphone manufacturer Palm Inc. (h), network equipment company Cisco Systems, and IT company Telvent Git (b)(h) (Spain). Cisco Systems shares declined after the company forecasted lower-than-expected revenue and earnings. Management attributed the shortfall to lower government spending and weaker sales in Europe. The timing of our ownership in network storage company Compellent Technologies (b) and our underweight position in strong-performing computer and personal electronics maker Apple also hindered returns. The fund’s exposure to diversified technology products and services company IBM, through a combination of common stock and call options, dampened performance. A short hedge to our exposure to technology via a put option in Technology Select Sector SPDR (b)(h) was also among our top detractors for the reporting period.

The fund’s cash position was also a detractor from relative results. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall

Portfolio Manager

Note to Contract Owners: Effective May 5, 2010, Joseph MacDougall became the manager of the fund. Previously, the fund was managed by Telis Bertsekas.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/16/00	20.63%	8.93%	(2.19)%	N/A
Service Class	8/24/01	20.22%	8.64%	N/A	3.11%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		15.06%	2.29%	1.41%	N/A
Standard & Poor’s North American Technology Sector Index (f)		12.65%	5.83%	(0.86)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Technology Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.09%	$1,000.00	$1,310.35	$6.35
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
Service Class	Actual	1.34%	$1,000.00	$1,308.45	$7.80
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.6%
Business Services – 8.2%
Accenture Ltd., “A”	13,480	$653,645
Cognizant Technology Solutions Corp., “A” (a)	7,210	528,421
Concur Technologies, Inc. (a)	1,200	62,316
Constant Contact, Inc. (a)	2,970	92,040
FleetCor Technologies, Inc. (a)	6,080	187,994
Genpact Ltd. (a)	9,500	144,400
MSCI, Inc., “A” (a)	2,410	93,894

		$1,762,710

Cable TV – 0.5%
Virgin Media, Inc.	3,730	$101,605

Computer Software – 18.0%
Akamai Technologies, Inc. (a)	2,310	$108,686
Autodesk, Inc. (a)	13,420	512,644
Autonomy Corp. PLC (a)	5,722	134,264
BMC Software, Inc. (a)	3,500	164,990
Cadence Design Systems, Inc. (a)	11,280	93,173
CommVault Systems, Inc. (a)	2,420	69,260
Intuit, Inc. (a)	3,430	169,099
Oracle Corp. (s)	51,360	1,607,568
Parametric Technology Corp. (a)	10,820	243,775
Red Hat, Inc. (a)	2,880	131,472
Rovi Corp. (a)	1,800	111,618
SolarWinds, Inc. (a)	6,080	117,040
Symantec Corp. (a)	10,790	180,625
VeriSign, Inc.	6,770	221,176

		$3,865,390

Computer Software – Systems – 28.8%
Acer, Inc.	18,000	$55,624
Apple, Inc. (a)(s)	7,660	2,470,805
Compellent Technologies, Inc. (a)	6,140	169,403
EMC Corp. (a)	44,300	1,014,470
Hewlett-Packard Co. (s)	15,730	662,233
International Business Machines Corp.	8,070	1,184,353
IntraLinks Holdings, Inc. (a)	8,690	162,590
NetApp, Inc. (a)	2,680	147,293
Pegatron Corp. (a)	35,000	50,418
Verifone Systems, Inc. (a)	4,310	166,194
VMware, Inc. (a)	1,200	106,692

		$6,190,075

Consumer Services – 1.4%
Ctrip.com International Ltd., ADR (a)	7,160	$289,622

Electronics – 12.8%
Advanced Micro Devices, Inc. (a)	46,400	$379,552
Aeroflex Holding Corp. (a)	3,420	56,259
ARM Holdings PLC, ADR	6,200	128,650
Broadcom Corp., “A”	6,060	263,913
CEVA, Inc. (a)	2,500	51,250
Cirrus Logic, Inc. (a)	3,100	49,538
First Solar, Inc. (a)	3,290	428,161

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Intel Corp.	11,640	$244,789
Jabil Circuit, Inc.	6,200	124,558
Microchip Technology, Inc.	16,770	573,702
NVIDIA Corp. (a)	6,500	100,100
OmniVision Technologies, Inc. (a)	2,830	83,796
Stratasys, Inc. (a)	5,220	170,381
Teradyne, Inc. (a)	6,600	92,664

		$2,747,313

Internet – 8.6%
Bitauto Holdings Ltd., ADR (a)	8,180	$72,311
Google, Inc., “A” (a)(s)	2,420	1,437,407
Mail.ru Group Ltd., GDR (a)(z)	2,992	107,712
OpenTable, Inc. (a)	850	59,908
Yahoo!, Inc. (a)	10,840	180,269

		$1,857,607

Leisure & Toys – 1.5%
THQ, Inc. (a)	53,550	$324,513

Network & Telecom – 9.3%
Acme Packet, Inc. (a)	920	$48,907
Ciena Corp. (a)	4,500	94,725
Cisco Systems, Inc. (a)	51,330	1,038,406
Fortinet, Inc. (a)	5,050	163,368
Juniper Networks, Inc. (a)	5,930	218,936
Radware Ltd. (a)	5,900	221,309
Riverbed Technology, Inc. (a)	3,920	137,866
Sycamore Networks, Inc.	3,900	80,301

		$2,003,818

Other Banks & Diversified Financials – 4.0%
MasterCard, Inc., “A”	1,860	$416,845
Visa, Inc., “A”	6,350	446,913

		$863,758

Specialty Stores – 3.3%
Amazon.com, Inc. (a)	3,450	$621,000
The Carphone Warehouse Group PLC (a)	13,307	82,002

		$703,002

Telephone Services – 1.2%
Cogent Communications Group, Inc. (a)	18,550	$262,297

Total Common Stocks (Identified Cost, $19,057,860)		$20,971,710

CONVERTIBLE BONDS – 1.9%
Computer Software – 1.1%
Verisign, Inc., 3.25%, 2037	$210,000	$235,463

Leisure & Toys – 0.8%
THQ, Inc., 5%, 2014	$174,000	$181,178

Total Convertible Bonds (Identified Cost, $317,866)		$416,641

8

MFS Technology Portfolio

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

CALL OPTIONS PURCHASED – 0.0%
Google Inc. A – January 2011 @ $620	2	$1,700
Symantec Corp. – February 2011 @ $18	62	2,356
Symantec Corp. – January 2011 @ $19	74	370
Yahoo!, Inc. – January 2011 @ $21	199	796

Total Call Options Purchased (Premium Paid, $16,125)		$5,222

PUT OPTIONS PURCHASED – 0.2%
Altera Corp. – January 2011 @ $29	118	$354
Altera Corp. – March 2011 @ $37	57	17,271
Atmel Corp. – February 2011 @ $6	208	832
Mcafee Inc. – June 2011 @ $46	34	4,250
Texas Instruments, Inc. – January 2011 @ $26	210	420
Texas Instruments, Inc. – January 2011 @ $29	95	475
Vishay Intertechnology Inc. – April 2011 @ $15	56	8,120
Vishay Intertechnology, Inc. – April 2011 @ $12.50	237	13,035

Total Put Options Purchased (Premium Paid, $156,270)		$44,757

Issuer	Shares/Par
MONEY MARKET FUNDS (v) – 0.8%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	166,838	$166,838

Total Investments (Identified Cost, $19,714,959)		$21,605,168

Issuer/Expiration Date/Strike Price	Number of Contracts
CALL OPTIONS WRITTEN – (0.2)%
Advanced Micro Devices – January 2011 @ $9	(94)	$(752)
Ciena Corp. – January 2011 @ $20	(45)	(6,705)
Cisco Systems Inc. – January 2011 @ $20	(199)	(10,945)
Cisco Systems Inc. – January 2011 @ $21	(96)	(1,536)
Google Inc. A – January 2011 @ $640	(4)	(1,720)
Jabil Circuit Inc. – January 2011 @ $17.50	(12)	(3,300)
Jabil Circuit Inc. – January 2011 @ $19	(50)	(7,250)

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
CALL OPTIONS WRITTEN – continued

Radware Ltd. – January 2011 @ $40	(33)	$(3,300)
Red Hat Inc. – January 2011 @ $49	(28)	(980)
Visa Inc. A – January 2011 @ $72.50	(63)	(5,103)

Total Call Options Written (Premium Received, $33,978)		$(41,591)

PUT OPTIONS WRITTEN – (0.1)%
Best Buy Co. Inc. - January 2011 @ $34	(36)	$(2,808)
Citrix Systems Inc. - January 2011 @ $62.50	(19)	(1,273)
Compellent Technologies Inc. - January 2011 @ $25	(9)	(36)
FormFactor, Inc. - January 2011 @ $7.50	(60)	(240)
Red Hat Inc. - January 2011 @ $43	(38)	(2,090)
Sourcefire Inc. - January 2011 @ $22.50	(50)	(500)
Sourcefire Inc. - January 2011 @ $25	(12)	(780)
Symantec Corp. - January 2011 @ $15	(115)	(920)
Symantec Corp. - February 2011 @ $15	(106)	(2,650)
Yahoo!, Inc. - January 2011 @ $12.50	(283)	(849)

Total Put Options Written (Premium Received, $25,784)		$(12,146)

Issuer	Shares/Par
SECURITIES SOLD SHORT – (4.0)%
Electronics – (3.4)%
Marvell Technology Group Ltd. (a)	(7,700)	$(142,835)
Texas Instruments, Inc.	(5,200)	(169,000)
Vishay Intertechnology, Inc. (a)	(29,000)	(425,720)

		$(737,555)

Network & Telecom – (0.6)%
Research In Motion Ltd. (a)	(2,200)	$(127,886)

Total Securities Sold Short (Proceeds Received, $652,565)		$(865,441)

OTHER ASSETS, LESS LIABILITIES – 3.8%		809,982

Net Assets – 100.0%		$21,495,972

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and written options. At December 31, 2010, the value of securities pledged amounted to $1,089,981.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Value
Mail.ru Group Ltd., GDR	11/05/10-12/21/10	$103,761	$107,712
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $19,548,121)	$21,438,330
Underlying funds, at cost and value	166,838
Total investments, at value (identified cost, $19,714,959)	$21,605,168
Deposits with brokers for securities sold short	663,123
Receivables for
Fund shares sold	192,293
Interest	5,865
Receivable from investment adviser	811
Other assets	832
Total assets		$22,468,092
Liabilities
Payables for
Securities sold short, at value (proceeds received, $652,565)	$865,441
Investments purchased	512
Fund shares reacquired	12,708
Written options outstanding, at value (premiums received, $59,762)	53,737
Payable to affiliates
Investment adviser	880
Shareholder servicing costs	11
Distribution and/or service fees	75
Administrative services fee	35
Payable for Trustees’ compensation	10
Accrued expenses and other liabilities	38,711
Total liabilities		$972,120
Net assets		$21,495,972
Net assets consist of
Paid-in capital	$23,859,541
Unrealized appreciation (depreciation) on investments	1,683,358
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,046,927)
Net assets		$21,495,972
Shares of beneficial interest outstanding		3,165,103

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$15,844,077	2,316,998	$6.84
Service Class	5,651,895	848,105	6.66

See Notes to Financial Statements

10

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment loss
Income
Dividends	$142,151
Interest	37,868
Dividends from underlying funds	356
Foreign taxes withheld	(2,090)
Total investment income		$178,285
Expenses
Management fee	$128,211
Distribution and/or service fees	6,457
Shareholder servicing costs	1,973
Administrative services fee	10,000
Trustees’ compensation	2,171
Custodian fee	12,370
Shareholder communications	5,275
Auditing fees	46,281
Legal fees	7,105
Dividend and interest expense on securities sold short	11,334
Miscellaneous	11,785
Total expenses		$242,962
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(53,890)
Net expenses		$189,066
Net investment loss		$(10,781)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$1,791,871
Written option transactions	193,420
Securities sold short	(64,141)
Foreign currency transactions	(1,400)
Net realized gain (loss) on investments and foreign currency transactions		$1,919,750
Change in unrealized appreciation (depreciation)
Investments	$1,588,146
Written options	6,025
Securities sold short	(216,462)
Net unrealized gain (loss) on investments		$1,377,709
Net realized and unrealized gain (loss) on investments		$3,297,459
Change in net assets from operations		$3,286,678

See Notes to Financial Statements

11

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment loss	$(10,781)	$(10,845)
Net realized gain (loss) on investments and foreign currency transactions	1,919,750	(911,418)
Net unrealized gain (loss) on investments and foreign currency translation	1,377,709	7,916,652
Change in net assets from operations	$3,286,678	$6,994,389
Change in net assets from fund share transactions	$1,890,876	$283,359
Total change in net assets	$5,177,554	$7,277,748
Net assets
At beginning of period	16,318,418	9,040,670
At end of period	$21,495,972	$16,318,418

See Notes to Financial Statements

12

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010		2009		2008		2007	2006
Net asset value, beginning of period	$5.67		$3.21		$6.54		$5.44	$4.46
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.17		2.46		(3.33)		1.12	1.01
Total from investment operations	$1.17		$2.46		$(3.33)		$1.10	$0.98
Net asset value, end of period	$6.84		$5.67		$3.21		$6.54	$5.44
Total return (%) (k)(r)(s)	20.63		76.64		(50.92)		20.22	21.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38		1.60		1.39		1.21	1.34
Expenses after expense reductions (f)	1.07		1.04		1.02		1.00	1.00
Net investment loss	(0.07)		(0.05)		(0.00	)(w)	(0.31)	(0.55)
Portfolio turnover	140		227		244		249	234
Net assets at end of period (000 omitted)	$15,844		$14,542		$8,051		$21,184	$18,813
Supplemental ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.00		1.00		1.00		N/A	N/A

See Notes to Financial Statements

13

MFS Technology Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$5.54		$3.14	$6.42	$5.35	$4.40
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.01)	$(0.02)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.12		2.41	(3.26)	1.10	0.99
Total from investment operations	$1.12		$2.40	$(3.28)	$1.07	$0.95
Net asset value, end of period	$6.66		$5.54	$3.14	$6.42	$5.35
Total return (%) (k)(r)(s)	20.22		76.43	(51.09)	20.00	21.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63		1.85	1.62	1.46	1.59
Expenses after expense reductions (f)	1.32		1.29	1.27	1.25	1.25
Net investment loss	(0.04)		(0.32)	(0.29)	(0.56)	(0.80)
Portfolio turnover	140		227	244	249	234
Net assets at end of period (000 omitted)	$5,652		$1,776	$990	$3,555	$3,148
Supplemental ratios (%):
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.25		1.25	1.25	N/A	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Nortel Networks Corp., the total returns for the year ended December 31, 2008 would have been lower by approximately 0.58%.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

14

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on

15

MFS Technology Portfolio

Notes to Financial Statements – continued

third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$19,878,592	$1,186	$—	$19,879,778
China	361,933	—	—	361,933
United Kingdom	344,916	—	—	344,916
Israel	221,309	—	—	221,309
Russia	—	107,712	—	107,712
Taiwan	106,041	—	—	106,041
Corporate Bonds	—	416,641	—	416,641
Mutual Funds	166,838	—	—	166,838
Total Investments	$21,079,629	$525,539	$—	$21,605,168

Short Sales	$(865,441)	$—	$—	$(865,441)

Other Financial Instruments
Written Options	$(53,461)	$(276)	$—	$(53,737)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

16

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Equity Contracts	Purchased Equity Options	$49,979	$—
Equity Contracts	Written Equity Options	—	(53,737)
Total		$49,979	$(53,737)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity Contracts	$(140,032)	$193,420

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)	Written Options
Equity Contracts	$(10,354)	$6,025

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing

17

MFS Technology Portfolio

Notes to Financial Statements – continued

transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	7,350	466,596
Options closed	(2,784)	(251,845)
Options expired	(3,214)	(154,989)
Outstanding, end of period	1,352	$59,762

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2010, this expense amounted to $11,334. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S.

18

MFS Technology Portfolio

Notes to Financial Statements – continued

generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, wash sale loss deferrals, and straddle loss deferrals.

The fund declared no distributions for the years ended December 31, 2010 and December 31, 2009.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$19,735,499
Gross appreciation	2,698,008
Gross depreciation	(828,339)
Net unrealized appreciation (depreciation)	$1,869,669
Capital loss carryforwards	(3,997,652)
Other temporary differences	(235,586)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(2,853,626)
12/31/17	(1,144,026)
$(3,997,652)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

19

MFS Technology Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $53,890 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $1,967, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $6.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0585% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $290 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $25,328,782 and $23,823,275, respectively.

20

MFS Technology Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	264,700	$1,607,870	645,666	$3,025,207
Service Class	719,608	4,429,714	96,890	427,795
	984,308	$6,037,584	742,556	$3,453,002
Shares reacquired
Initial Class	(511,495)	$(3,035,186)	(592,122)	$(2,766,428)
Service Class	(192,036)	(1,111,522)	(91,390)	(403,215)
	(703,531)	$(4,146,708)	(683,512)	$(3,169,643)
Net change
Initial Class	(246,795)	$(1,427,316)	53,544	$258,779
Service Class	527,572	3,318,192	5,500	24,580
	280,777	$1,890,876	59,044	$283,359

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $186 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Institutional Money Market Portfolio	150,561	8,759,783	(8,743,506)	166,838

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$356	$166,838

21

MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

23

MFS Technology Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

24

MFS Technology Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Joseph MacDougall

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MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

28

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

MFS Technology Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS
INVESTMENT MANAGEMENT

MFS® Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	4.2%
Infosys Technologies Ltd., ADR	2.5%
Vale S.A., ADR	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
Petroleo Brasileiro S.A., ADR	2.0%
China Construction Bank	1.9%
MTN Group Ltd.	1.8%
HTC Corp.	1.7%
OAO Gazprom, ADR	1.7%
Turkiye Garanti Bankasi A.S.	1.6%

Equity sectors
Financial Services	23.3%
Technology	13.4%
Energy	10.6%
Basic Materials	10.4%
Utilities & Communications	9.0%
Retailing	8.4%
Special Products & Services	6.8%
Consumer Staples	4.3%
Autos & Housing	3.8%
Leisure	3.7%
Health Care	3.5%
Industrial Goods & Services	1.7%
Transportation	0.8%

Issuer country weightings
Brazil	16.4%
China	11.5%
South Korea	11.3%
Taiwan	8.8%
India	8.5%
South Africa	8.2%
Mexico	6.4%
Hong Kong	6.3%
Russia	5.4%
Other Countries	17.2%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Emerging Markets Equity Portfolio (the “fund”) provided a total return of 23.82%, while Service Class shares of the fund provided a total return of 23.54%. These compare with a return of 19.20% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the technology sector boosted performance relative to the MSCI Emerging Markets Index. The fund’s overweight position in electronics maker HTC Corp. (Taiwan) aided results as this stock significantly outperformed the benchmark over the reporting period. Shares of HTC were propelled by the company’s success in the smartphone market, particularly as the largest vendor of smartphones based on Google’s Android operating system.

A combination of stock selection and an overweight position in the retailing sector was another positive. Holdings of strong-performing department stores operator Lewis Group (b) (South Africa) and export trading company Li & Fung (b) (Hong Kong) benefited relative returns.

Stock selection in the utilities & communications and financial services sectors also bolstered results. Within the utilities & communications sector, holdings of telecommunications company XL Axiata (b) (Indonesia) were among the fund’s top contributors. Within the financial services sector, it was the timing of our ownership in insurance company China Life Insurance (h), and not holding poor-performing financial services firm Industrial and Commercial Bank of China, that helped relative results.

Securities in other sectors that aided relative returns included over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (b) (Mexico), investment management company First Pacific (b) (Hong Kong), oil and gas exploration and production company PTT PLC (b) (Thailand), and technology consulting firm Infosys (India). Shares of First Pacific rose on the announcement that Indonesia’s biggest instant noodle maker, PT Indofood CBP Sukses Makmur, submitted an application for separate listing from its parent company on the Indonesia Stock Exchange. First Pacific owns a 50.1% stake in the parent company. Additionally, First Pacific launched a share buy-back program, which was also positive for the stock.

Detractors from Performance

Stock selection and an underweight position in the basic materials sector detracted from relative performance. An overweight position in steel manufacturer Steel Authority of India held back results. Shares of the company were negatively impacted by the Indian government’s approval of selling its stake in the company.

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

Top relative detractors in other sectors included generic drug manufacturer Teva Pharmaceuticals (Israel), insurance company China Pacific Insurance Group, brake, steering, and suspension systems developer Mando (South Korea), natural gas producer Gazprom (Russia), coal producer China Shenhua Energy, and semiconductor assembly and testing company Siliconware Precision Industries (Taiwan). Shares of Gazprom fell as investors responded negatively to a report speculating that Gazprom’s dominant market share in the European natural gas market might narrow in the long term, based upon competitive pressures. Not holding strong-performing shipbuilder Hyundai Heavy Industries (South Korea), and the timing of our ownership in semiconductor manufacturer Taiwan Semiconductor, also held back relative results.

The fund’s cash position was another detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective April 7, 2010, Nicholas Smithie is no longer a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/05/96	23.82%	10.60%	15.61%	N/A
Service Class	8/24/01	23.54%	10.34%	N/A	17.26%

Comparative benchmark
MSCI Emerging Markets Index (f)		19.20%	13.11%	16.23%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.40%	$1,000.00	$1,289.11	$8.08
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
Service Class	Actual	1.65%	$1,000.00	$1,287.59	$9.51
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Airlines – 0.8%
Copa Holdings S.A., “A”	6,717	$395,228
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	12,960	731,592

		$1,126,820

Alcoholic Beverages – 0.7%
Companhia de Bebidas das Americas, ADR	31,165	$967,050

Apparel Manufacturers – 2.6%
Cia.Hering S.A.	42,100	$684,759
Li & Fung Ltd.	292,000	1,694,267
Stella International Holdings	601,500	1,199,471

		$3,578,497

Automotive – 1.2%
Mando Corp. (a)	14,030	$1,611,907

Broadcasting – 0.5%
Grupo Televisa S.A., ADR (a)	25,606	$663,964

Brokerage & Asset Managers – 1.7%
BM&F Bovespa S.A.	90,500	$715,822
Bolsa Mexicana de Valores S.A. de C.V.	173,800	365,332
CETIP S.A. – Balcao Organizado de Ativos e Derivativos	40,000	568,675
Hong Kong Exchanges & Clearing Ltd.	30,200	684,986

		$2,334,815

Business Services – 4.2%
Cielo S.A.	70,490	$571,139
Infosys Technologies Ltd., ADR	44,609	3,393,853
Kroton Educacional S.A., IEU (a)	59,496	783,125
LPS Brasil – Consultoria de Imoveis S.A.	25,800	606,145
Redecard S.A.	32,900	417,196

		$5,771,458

Cable TV – 1.5%
Naspers Ltd.	34,222	$2,015,397

Computer Software – 0.3%
Totvs S.A.	4,100	$417,410

Computer Software – Systems – 2.7%
Acer, Inc.	492,947	$1,523,315
Hon Hai Precision Industry Co. Ltd.	391,960	1,579,589
NICE Systems Ltd., ADR (a)	18,260	637,274

		$3,740,178

Conglomerates – 1.9%
Alfa S.A de C.V., “A”	69,890	$703,993
First Pacific Co. Ltd.	2,118,800	1,908,141

		$2,612,134

Construction – 2.6%
Anhui Conch Cement Co. Ltd.	374,000	$1,753,847
Corporacion GEO S.A.B. de C.V., “B” (a)	115,970	425,192
Corporacion Moctezuma S.A. de C.V.	189,200	471,085

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – continued
Duratex S.A.	32,689	$351,505
Urbi Desarrollos Urbanos S.A. de C.V. (a)	225,979	530,456

		$3,532,085

Consumer Products – 1.9%
Dabur India Ltd.	651,758	$1,461,226
Hengan International Group Co. Ltd.	105,000	905,755
Kimberly-Clark de Mexico S.A. de C.V., “A”	39,470	242,029

		$2,609,010

Consumer Services – 0.7%
Anhanguera Educacional Participacoes S.A.	37,100	$893,976

Electronics – 8.5%
Samsung Electronics Co. Ltd.	6,820	$5,702,864
Seoul Semiconductor Co. Ltd. (a)	16,492	588,177
Siliconware Precision Industries Co. Ltd.	1,597,000	1,917,068
Taiwan Semiconductor Manufacturing Co. Ltd.	1,220,258	2,971,492
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	28,271	354,518

		$11,534,119

Energy – Independent – 5.5%
Bankers Petroleum Ltd. (a)	97,965	$748,802
China Shenhua Energy Co. Ltd.	249,500	1,046,431
CNOOC Ltd.	671,000	1,591,864
INPEX Corp.	157	919,491
PTT Exploration & Production Ltd.	127,400	710,008
Reliance Industries Ltd.	68,235	1,615,574
Turkiye Petrol Rafinerileri AS	32,682	817,050

		$7,449,220

Energy – Integrated – 4.8%
LUKOIL, ADR	27,123	$1,551,978
OAO Gazprom, ADR	91,622	2,313,456
Petroleo Brasileiro S.A., ADR	71,982	2,723,799

		$6,589,233

Food & Beverages – 1.0%
Grupo Continental S.A.	201,905	$575,470
Tiger Brands Ltd.	26,213	770,493

		$1,345,963

Food & Drug Stores – 1.1%
Dairy Farm International Holdings Ltd.	69,300	$643,797
Shoprite Group PLC	58,611	886,616

		$1,530,413

Forest & Paper Products – 0.2%
Suzano Papel E Celulose S.A., IPS	27,275	$242,846

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Gaming & Lodging – 1.7%
Genting Berhad	131,300	$476,061
Sands China Ltd. (a)	863,600	1,897,680

		$2,373,741

General Merchandise – 2.4%
Bim Birlesik Magazalar A.S.	33,080	$1,124,806
Shinsegae Co. Ltd. (a)	3,846	2,080,751

		$3,205,557

Insurance – 3.1%
Brazil Insurance Participacoes e Administracao S.A. (a)	1,000	$1,192,771
China Pacific Insurance Co. Ltd.	432,800	1,798,508
Samsung Fire & Marine Insurance Co. Ltd.	6,082	1,205,789

		$4,197,068

Internet – 0.2%
Universo Online S.A., IPS	37,700	$301,373

Machinery & Tools – 1.7%
Beml Ltd.	17,361	$400,780
Sinotruk Hong Kong Ltd.	895,000	922,312
TK Corp. (a)	42,267	992,524

		$2,315,616

Major Banks – 3.5%
Bank of China Ltd.	2,913,000	$1,536,551
Erste Group Bank AG	19,973	937,884
Standard Chartered PLC	61,543	1,676,977
Standard Chartered PLC	25,300	680,627

		$4,832,039

Medical & Health Technology & Services – 1.7%
Diagnosticos da America S.A.	84,200	$1,141,265
Fleury S.A.	73,700	1,183,196

		$2,324,461

Metals & Mining – 7.4%
Grupo Mexico S.A.B. de C.V., “B”	166,542	$682,215
Maanshan Iron & Steel Co. Ltd.	844,000	449,537
Magnitogorsk Iron & Steel Works, GDR	53,650	780,608
Mining & Metallurgical Co. Norilsk Nickel, ADR	47,250	1,118,408
MOIL Ltd. (a)	1,608	16,172
Novolipetsk Steel, GDR	19,050	908,685
POSCO	1,570	672,384
Steel Authority of India Ltd.	371,237	1,515,168
Ternium S.A., ADR	10,780	457,180
Usinas Siderurgicas de Minas Gerais S.A., IPS	27,350	315,678
Vale S.A., ADR	93,558	3,234,300

		$10,150,335

Network & Telecom – 1.7%
HTC Corp.	75,813	$2,340,188

Oil Services – 0.3%
Tenaris S.A., ADR	9,359	$458,404

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 13.3%
Banco Santander Chile, ADR	3,280	$306,582
Banco Santander S.A., IEU	60,700	824,569
Bancolombia S.A., ADR	5,081	314,565
Bank Negara Indonesia PT	211,000	90,746
China Construction Bank (a)	2,827,670	2,535,619
China Merchants Bank Co. Ltd.	72,031	181,820
Commercial International Bank, GDR	143,800	1,200,730
Compartamos S.A.B. de C.V. (a)	158,800	345,245
Credicorp Ltd.	4,240	504,178
CSU Cardsystem S.A.	166,905	679,685
Hana Financial Group, Inc.	40,970	1,563,134
Housing Development Finance Corp. Ltd.	129,472	2,108,933
ICICI Bank Ltd.	44,682	1,144,255
Itau Unibanco Multiplo S.A., ADR	26,362	632,952
Komercni Banka A.S.	5,013	1,186,245
Public Bank Berhad	9,842	41,558
Public Bank Berhad	524,000	2,209,178
Turkiye Garanti Bankasi A.S.	438,932	2,223,088

		$18,093,082

Pharmaceuticals – 1.8%
Genomma Lab Internacional S.A., “B” (a)	294,700	$705,371
Teva Pharmaceutical Industries Ltd., ADR	33,710	1,757,302

		$2,462,673

Precious Metals & Minerals – 1.5%
Anglo American Platinum Corp. Ltd. (a)	10,246	$1,079,629
Gold Fields Ltd.	49,118	899,223

		$1,978,852

Real Estate – 1.7%
Brasil Brokers Participacoes	159,900	$919,907
China Overseas Land & Investment Ltd.	424,000	784,417
Hang Lung Properties Ltd.	135,000	631,336

		$2,335,660

Specialty Chemicals – 1.3%
Formosa Plastics Corp.	390,000	$1,304,169
Mexichem S.A.B de C.V.	116,800	418,116

		$1,722,285

Specialty Stores – 2.3%
Lewis Group Ltd.	94,660	$1,168,108
Truworths International Ltd.	179,083	1,947,825

		$3,115,933

Telecommunications – Wireless – 4.8%
America Movil S.A.B. de C.V., “L”, ADR	33,677	$1,931,038
China Mobile Ltd.	97,000	963,411
Mobile TeleSystems OJSC, ADR	34,412	718,178
MTN Group Ltd.	117,560	2,398,849
Vivo Participacoes S.A., ADR	15,216	495,889

		$6,507,365

8

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.4%
China Unicom Ltd., ADR	84,610	$1,205,693
Empresa Nacional de Telecomunicaciones S.A.	18,125	316,839
PT XL Axiata Tbk (a)	3,016,500	1,774,412

		$3,296,944

Tobacco – 0.7%
KT&G Corp. (a)	16,733	$964,458

Utilities – Electric Power – 1.8%
CPFL Energia S.A.	11,700	$290,386
Eletropaulo Metropolitana S.A.,IPS	27,120	524,592
Enersis S.A., ADR	14,262	331,164
Equatorial Energia S.A.	24,800	170,313
Manila Water Co., Inc.	1,384,000	605,915
Tractebel Energia S.A.	30,880	510,636

		$2,433,006

Total Common Stocks (Identified Cost, $105,759,208)		$135,975,535

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.5%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	717,813	$717,813

Total Investments (Identified Cost, $106,477,021)		$136,693,348

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(231,400)

Net Assets – 100.0%		$136,461,948

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

IEU	International Equity Unit

IPS	International Preference Stock

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $105,759,208)	$135,975,535
Underlying funds, at cost and value	717,813
Total investments, at value (identified cost, $106,477,021)	$136,693,348
Cash	38,690
Foreign currency, at value (identified cost, $18)	19
Receivables for
Fund shares sold	228,764
Interest and dividends	120,264
Other assets	4,155
Total assets		$137,085,240
Liabilities
Payable for fund shares reacquired	$279,911
Payable to affiliates
Investment adviser	47,172
Shareholder servicing costs	70
Distribution and/or service fees	503
Administrative services fee	273
Payable for Trustees’ compensation	30
Deferred country tax expense payable	141,432
Accrued expenses and other liabilities	153,901
Total liabilities		$623,292
Net assets		$136,461,948
Net assets consist of
Paid-in capital	$100,272,807
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $141,432 deferred country tax)	30,075,712
Accumulated net realized gain (loss) on investments and foreign currency transactions	5,469,629
Undistributed net investment income	643,800
Net assets		$136,461,948
Shares of beneficial interest outstanding		7,661,593

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$99,315,985	5,555,351	$17.88
Service Class	37,145,963	2,106,242	17.64

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$2,739,335
Dividends from underlying funds	2,965
Interest	98
Foreign taxes withheld	(250,619)
Total investment income		$2,491,779
Expenses
Management fee	$1,154,947
Distribution and/or service fees	72,962
Shareholder servicing costs	12,675
Administrative services fee	40,980
Trustees’ compensation	12,899
Custodian fee	369,038
Shareholder communications	17,188
Auditing fees	64,119
Legal fees	7,129
Miscellaneous	22,126
Total expenses		$1,774,063
Fees paid indirectly	(12)
Reduction of expenses by investment adviser	(159,367)
Net expenses		$1,614,684
Net investment income		$877,095
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $80,835 country tax)	$11,291,961
Foreign currency transactions	(143,810)
Net realized gain (loss) on investments and foreign currency transactions		$11,148,151
Change in unrealized appreciation (depreciation)
Investments (net of $95,376 decrease in deferred country tax)	$13,171,484
Translation of assets and liabilities in foreign currencies	1,194
Net unrealized gain (loss) on investments and foreign currency translation		$13,172,678
Net realized and unrealized gain (loss) on investments and foreign currency		$24,320,829
Change in net assets from operations		$25,197,924

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$877,095	$762,267
Net realized gain (loss) on investments and foreign currency transactions	11,148,151	148,329
Net unrealized gain (loss) on investments and foreign currency translation	13,172,678	32,679,399
Change in net assets from operations	$25,197,924	$33,589,995
Distributions declared to shareholders
From net investment income	$(710,049)	$(1,343,322)
Change in net assets from fund share transactions	$15,585,410	$21,389,378
Total change in net assets	$40,073,285	$53,636,051
Net assets
At beginning of period	96,388,663	42,752,612
At end of period (including undistributed net investment income of $643,800 and $701,399, respectively)	$136,461,948	$96,388,663

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.54	$8.88	$26.15	$24.52	$21.84
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.14	$0.33	$0.30	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	3.31	5.80	(11.19)	7.13	5.92
Total from investment operations	$3.44	$5.94	$(10.86)	$7.43	$6.39
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.28)	$(0.27)	$(0.55)	$(0.25)
From net realized gain on investments	—	—	(6.14)	(5.25)	(3.46)
Total distributions declared to shareholders	$(0.10)	$(0.28)	$(6.41)	$(5.80)	$(3.71)
Net asset value, end of period	$17.88	$14.54	$8.88	$26.15	$24.52
Total return (%) (k)(r)(s)	23.82	68.58	(55.11)	35.71	30.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.71	1.85	1.55	1.53
Expenses after expense reductions (f)	1.40	1.40	1.61	N/A	N/A
Net investment income	0.86	1.24	1.94	1.22	2.08
Portfolio turnover	39	66	93	96	110
Net assets at end of period (000 omitted)	$99,316	$71,026	$33,411	$94,193	$89,419

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.36	$8.76	$25.88	$24.33	$21.71
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.11	$0.29	$0.23	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	3.28	5.73	(11.06)	7.07	5.89
Total from investment operations	$3.37	$5.84	$(10.77)	$7.30	$6.30
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.24)	$(0.21)	$(0.50)	$(0.22)
From net realized gain on investments	—	—	(6.14)	(5.25)	(3.46)
Total distributions declared to shareholders	$(0.09)	$(0.24)	$(6.35)	$(5.75)	$(3.68)
Net asset value, end of period	$17.64	$14.36	$8.76	$25.88	$24.33
Total return (%) (k)(r)(s)	23.54	68.13	(55.23)	35.38	29.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.95	2.10	1.81	1.78
Expenses after expense reductions (f)	1.65	1.65	1.86	N/A	N/A
Net investment income	0.62	0.93	1.70	0.96	1.84
Portfolio turnover	39	66	93	96	110
Net assets at end of period (000 omitted)	$37,146	$25,363	$9,342	$23,614	$19,176

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Brazil	$22,360,959	$—	$—	$22,360,959
China	15,675,764	—	—	15,675,764
South Korea	11,545,062	3,836,926	—	15,381,988
Taiwan	11,990,340	—	—	11,990,340
India	11,655,960	—	—	11,655,960
South Africa	11,166,140	—	—	11,166,140
Mexico	8,791,100	—	—	8,791,100
Hong Kong	8,659,679	—	—	8,659,679
Russia	7,391,312	—	—	7,391,312
Other Countries	22,192,285	710,008	—	22,902,293
Mutual Funds	717,813	—	—	717,813
Total Investments	$132,146,414	$4,546,934	$—	$136,693,348

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $62,928,430 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$710,049	$1,343,322

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$106,633,721
Gross appreciation	33,121,553
Gross depreciation	(3,061,926)
Net unrealized appreciation (depreciation)	$30,059,627
Undistributed ordinary income	809,278
Undistributed long-term capital gain	5,478,139
Other temporary differences	(157,903)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$542,071	$1,089,057
Service Class	167,978	254,265
Total	$710,049	$1,343,322

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $159,367 and is reflected as a reduction of total expenses in the Statement of Operations.

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $12,651, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $24.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0372% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,866 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $58,299,698 and $42,676,993, respectively.

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,292,090	$19,587,990	1,866,216	$21,305,823
Service Class	1,105,275	16,898,112	1,017,919	12,438,640
	2,397,365	$36,486,102	2,884,135	$33,744,463
Shares issued to shareholders in reinvestment of distributions
Initial Class	35,546	$542,071	115,122	$1,089,057
Service Class	11,147	167,978	27,165	254,265
	46,693	$710,049	142,287	$1,343,322
Shares reacquired
Initial Class	(657,613)	$(9,982,626)	(857,701)	$(9,580,199)
Service Class	(776,271)	(11,628,115)	(345,148)	(4,118,208)
	(1,433,884)	$(21,610,741)	(1,202,849)	$(13,698,407)
Net change
Initial Class	670,023	$10,147,435	1,123,637	$12,814,681
Service Class	340,151	5,437,975	699,936	8,574,697
	1,010,174	$15,585,410	1,823,573	$21,389,378

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $1,209 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,151,778	37,085,973	(37,519,938)	717,813

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,965	$717,813

18

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

19

MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

21

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Robert Lau

22

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and in the 4th quintile for the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

23

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $2,739,335. The fund intends to pass through foreign tax credits of $321,184 for the fiscal year.

25

MFS Emerging Markets Equity Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Global Tactical Allocation Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure based on market value (a)

Top ten holdings (b)
U.S. Treasury Note 10 yr future – MAR 22 11	6.3%
U.S. Treasury Notes, 3.5%, 2020	3.9%
Government of Japan, 1.7%, 2017	3.1%
DAX Index Future – MAR 18 11	2.9%
S&P 500 E-Mini Future – MAR 18 11	2.8%
U.S. Treasury Note, 4.75%, 2017	2.6%
Nikkei 225 Index Future	(2.8)%
S&P/TSX 60 Index Future	(3.2)%
Japan Government Bond 10yr Future – MAR 10 11	(3.9)%
Canadian Government Bond 10yr Future – MAR 01 11	(7.3)%

Portfolio structure reflecting equivalent exposure of derivative positions (b)

(a)	For purposes of this presentation, components include the market value of securities, less any securities sold short, and the market value of derivative contracts and may, from time to time, be negative. The bond component will include any accrued interest amounts. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(b)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Global Tactical Allocation Portfolio (the “fund”) provided a total return of 5.53%, while Service Class shares of the fund provided a total return of 5.31%. These compare with returns of 12.34% and 5.54% for the fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the Barclays Capital Global Aggregate Index, respectively. The fund’s other benchmark, the Global Tactical Allocation Blended Index (the “Blended Index”), generated a total return of 7.87%. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Prior to February 8, 2010, the fund invested in a combination of stocks and bonds, which historically had been allocated at approximately 60% stocks and 40% bonds. Effective February 8, 2010, the fund’s adviser attempts to achieve the fund’s objective by generating returns from individual security selection of a combination of debt instruments and equity securities, and a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). MFS may also use derivatives, such as futures, forward contracts, and options, to seek to limit the fund’s exposure to certain extreme market events.

Effective February 8, 2010, the Barclays Capital Global Aggregate Index replaced the JPMorgan Global Government Bond Index Unhedged as a benchmark of the fund and the Global Tactical Allocation Blended Index replaced the Global Total Return Blended Index as a benchmark of the fund because the fund’s adviser believes that these indices better reflect the current investment policies and strategies of the fund. For the twelve months ended December 31, 2010, the JPMorgan Global Government Bond Index Unhedged and the Global Total Return Blended Index generated returns of 6.42% and 10.39%, respectively. The return of a combination of the Global Total Return Blended Index for the period of January 1, 2010 through February 7, 2010 and the Global Tactical Allocation Blended Index for the period of February 8, 2010 through December 31, 2010, which reflects the change in the fund’s investment policies that occurred during the reporting period as discussed above, was 5.68%.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Within the equity portion of the fund, stock selection and an overweight position in the health care sector detracted from performance relative to the MSCI World Index. Holdings of pharmaceutical companies, Sanofi-Aventis (France), Roche Holding (Switzerland), and Abbott Laboratories, were among the fund’s top detractors over the reporting period. Shares of Roche Holding struggled on the news that an advisory panel recommended that the U.S. FDA withdraw its provisional approval of Roche’s top-selling drug, Avastin, as a first line treatment for breast cancer.

Security selection in the transportation sector also held back relative returns. Our overweight position in postal operator TNT (Netherlands) detracted from relative performance as the company reported weak financial results and declined volume in the company’s mail division amid intensifying competition and the substitution of email for traditional letter mail.

MFS Global Tactical Allocation Portfolio

Management Review – continued

Elsewhere, not owning strong-performing computer maker Apple dampened relative results. The fund’s holdings of defense contractor Lockheed Martin, oil and gas exploration company INPEX (Japan), telecommunications services provider Royal KPN N.V. (Netherlands), defense and commercial aerospace equipment maker Cobham, and power and gas company E.ON (Germany) also hurt relative performance. Shares of INPEX declined after the company announced plans to raise equity to cover higher-than-expected development costs for Ichthys, a liquefied natural gas project in Australia.

Within the fixed income portion of the fund, individual sovereign bond holdings of Italy and Ireland held back results relative to the Barclays Capital Global Aggregate Index. The fund’s yield curve (y) positioning in the U.S. and Japan was another negative factor for relative performance.

As a part of the fund’s tactical overlay, an underweight to Swiss Franc via the use of currency forward contracts dampened performance as the currency appreciated during the year.

Contributors to Performance

During the period February 8, 2010 to December 31, 2010, the tactical overlay contributed positively to performance with positive contributions coming from the top level stock and bond positioning, allocation within stock and bond markets, and currency allocation. An underweight to equity during the downturn in the second quarter and an overweight to equity from September through year end during the rally, both achieved primarily through the use of stock index futures such as the S&P 500 Index Futures, contributed positively to performance. Within the equity allocation, an underweight to Australia and an overweight to Sweden via holdings of the Australian SPI 200 Index Futures and the OMXS 30 Index Futures, helped relative performance as the Australian equity market substantially underperformed, and Swedish equity market considerably outperformed, the global equity markets.

The fund’s tactical allocation to fixed income was achieved primarily through the use of interest rate futures such as the US Treasury Bond 10-year Futures. A tactical overweight to fixed income in May through July during a bond market rally and an underweight to fixed income during the fourth quarter sell-off contributed positively to performance. Within the bond allocation, an underweight to Australia and an overweight to the U.K., via the use of Australian and U.K government bond futures, also helped performance as the Australian bond market underperformed and the U.K. bond market outperformed the global bond markets. Currency allocation via holdings of currency forward contracts was another positive factor for performance with a significant contribution coming from an overweight to the New Zealand dollar which appreciated during the year.

Within the equity portion of the fund, stock selection in the financial services sector had a positive impact on relative performance. Not holding financial services and banking firm Banco Santander (Spain) contributed to relative returns as shares of the company underperformed the benchmark.

Stock selection in the autos & housing sector also helped relative performance. The fund’s holdings of automotive and industrial products manufacturer Tomkins (h) (United Kingdom) had a positive effect on relative results. Shares of Tomkins surged in response to a takeover bid from a private-equity consortium.

Elsewhere, the timing of our ownership in shares of integrated oil company BP PLC (United Kingdom), which underperformed the benchmark over the reporting period, benefited relative performance. Other positive contributors included locks manufacturer Assa Abloy (Sweden), control products manufacturer Spectris (b) (United Kingdom), wiring devices and cable systems manufacturer Legrand S.A., chemical company PPG Industries, voice and data communications services company Vodafone Group (United Kingdom), and global food company Nestle (Switzerland). Not holding poor-performing software giant Microsoft also bolstered relative returns.

Within the fixed income portion of the fund, the return from yield, which was greater than that of the Barclays Capital Global Aggregate Index, was a key contributor to relative performance. The fund’s greater exposure to “BBB” and “BB” rated (r) U.S. corporate bonds also had a positive impact on relative results as these securities outperformed the benchmark over the reporting period. A lesser exposure to peripheral European nations’ debt securities, particularly an underweight position in Greece and Spain, also benefited relative performance. The fund’s greater exposure to Euroland versus U.S. bonds, particularly the fund’s long position in German government bonds (“Bunds”) versus U.S. Treasuries, was another positive factor. Elsewhere, our holdings of emerging market debt securities also contributed to relative results.

Respectfully,

Nevin Chitkara	Steven Gorham	Richard Hawkins	Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Stone	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager

Notes to Contract Owners: Effective February 8, 2010, Richard Hawkins, Benjamin Nastou and Natalie Shapiro became co-managers of the fund, and Matthew Ryan is no longer a co-manager of the fund.

MFS Global Tactical Allocation Portfolio

Management Review – continued

Prior to February 8, 2010, the fund normally invested between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities. Effective February 8, 2010, MFS attempts to achieve the fund’s objective by generating returns from a combination of (i) individual security selection of a combination of debt instruments and equity securities and (ii) a tactical asset allocation overlay primarily using derivative instruments.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/07/94	5.53%	5.57%	6.35%	N/A
Service Class	8/24/01	5.31%	5.32%	N/A	7.05%

Comparative benchmarks
Barclays Capital Global Aggregate Index (f)(z)		5.54%	6.66%	6.74%	N/A
MSCI World Index (f)		12.34%	2.99%	2.82%	N/A
Global Tactical Allocation Blended Index (f)(y)(z)		7.87%	4.85%	4.91%	N/A
Barclays Capital Global Aggregate Index Hedged (f)		4.61%	4.85%	5.21%	N/A
JPMorgan Global Government Bond Index Unhedged (f)(z)		6.42%	7.35%	7.12%	N/A
Global Total Return Blended Index (f)(z)		10.39%	5.20%	4.93%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparable benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(y)	The Global Tactical Allocation Blended Index is at a point in time and allocations during the period can change. As of December 31, 2010, the blended index was comprised of 35% MSCI World Index, 54% Barclays Capital Global Aggregate Index Hedged, and 11% Barclays Capital Global Aggregate Index.

(z)	Effective February 8, 2010, the Barclays Capital Global Aggregate Index replaced the JPMorgan Global Government Bond Index Unhedged as a benchmark of the fund. In addition, the Global Tactical Allocation Blended Index (the “Blended Index”) replaced the Global Total Return Blended Index (the “Blended Index”) as the fund’s other benchmark as of that date. The fund’s investment adviser believes that the Barclays Capital Global Aggregate Index and the Global Tactical Allocation Blended Index better reflect the investment policies and strategies of the fund.

Benchmark Definitions

Barclays Capital Global Aggregate Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

Barclays Capital Global Aggregate Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

JPMorgan Global Government Bond Index Unhedged – measures developed government bond markets around the world.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.90%	$1,000.00	$1,080.67	$4.72
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,078.99	$6.03
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 33.5%
Aerospace – 1.7%
Cobham PLC	291,861	$926,007
Honeywell International, Inc.	26,030	1,383,755
Lockheed Martin Corp. (s)	40,330	2,819,470
Northrop Grumman Corp.	21,110	1,367,506
United Technologies Corp.	25,660	2,019,955

		$8,516,693

Alcoholic Beverages – 0.6%
Heineken N.V.	59,761	$2,930,013

Automotive – 0.1%
USS Co. Ltd.	7,830	$640,365

Broadcasting – 1.1%
Fuji Television Network, Inc.	459	$725,897
Nippon Television Network Corp.	5,060	795,864
Omnicom Group, Inc.	18,220	834,476
Vivendi S.A.	61,952	1,672,286
Walt Disney Co.	34,330	1,287,709

		$5,316,232

Brokerage & Asset Managers – 0.2%
Daiwa Securities Group, Inc.	226,000	$1,163,542

Business Services – 1.1%
Accenture Ltd., “A”	41,250	$2,000,213
Bunzl PLC	72,468	812,361
Compass Group PLC	71,680	649,304
Dun & Bradstreet Corp.	10,540	865,229
Nomura Research, Inc.	35,500	788,098

		$5,115,205

Chemicals – 0.7%
3M Co.	13,250	$1,143,475
Givaudan S.A.	1,161	1,252,887
PPG Industries, Inc.	13,620	1,145,033

		$3,541,395

Computer Software – 0.4%
Oracle Corp.	62,800	$1,965,640

Computer Software – Systems – 0.8%
Acer, Inc.	357,089	$1,103,484
International Business Machines Corp.	11,380	1,670,129
Konica Minolta Holdings, Inc.	116,000	1,205,863

		$3,979,476

Construction – 0.7%
Geberit AG	5,861	$1,355,239
Sherwin-Williams Co.	13,280	1,112,200
Stanley Black & Decker, Inc.	10,960	732,895

		$3,200,334

Consumer Products – 1.2%
Henkel KGaA, IPS	24,255	$1,508,290
Kao Corp.	73,900	1,991,541

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
KOSE Corp.	19,000	$491,440
Procter & Gamble Co.	13,714	882,222
Reckitt Benckiser Group PLC	20,063	1,102,627

		$5,976,120

Containers – 0.1%
Brambles Ltd.	78,358	$570,629

Electrical Equipment – 0.4%
Legrand S.A.	33,768	$1,375,159
Spectris PLC	35,955	734,913

		$2,110,072

Electronics – 1.0%
Halma PLC	104,249	$583,499
Intel Corp.	58,890	1,238,457
Samsung Electronics Co. Ltd.	1,961	1,639,782
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	131,448	1,648,358

		$5,110,096

Energy – Independent – 0.6%
Apache Corp.	11,890	$1,417,645
EOG Resources, Inc.	7,190	657,238
INPEX Corp.	158	925,348

		$3,000,231

Energy – Integrated – 2.2%
BP PLC	363,233	$2,636,485
Chevron Corp.	26,940	2,458,275
Exxon Mobil Corp.	26,570	1,942,798
Hess Corp.	10,590	810,559
Royal Dutch Shell PLC, “A”	83,662	2,789,403

		$10,637,520

Food & Beverages – 1.7%
General Mills, Inc.	35,010	$1,246,006
Groupe Danone	26,069	1,637,989
J.M. Smucker Co.	10,298	676,064
Kellogg Co.	11,130	568,520
Nestle S.A.	54,659	3,200,621
PepsiCo, Inc.	17,030	1,112,570

		$8,441,770

Food & Drug Stores – 0.3%
CVS Caremark Corp.	16,540	$575,096
Lawson, Inc.	20,000	989,038

		$1,564,134

Insurance – 2.4%
Allstate Corp.	15,050	$479,794
Aon Corp.	21,840	1,004,858
Hiscox Ltd.	108,821	647,094
ING Groep N.V. (a)	126,400	1,229,653
Jardine Lloyd Thompson Group PLC	76,102	746,312

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – continued
MetLife, Inc.	55,340	$2,459,310
Muenchener Ruckvers AG	6,061	918,867
Prudential Financial, Inc.	19,680	1,155,413
Swiss Reinsurance Co.	23,937	1,287,734
Travelers Cos., Inc.	12,820	714,202
Zurich Financial Services Ltd.	4,695	1,216,181

		$11,859,418

Leisure & Toys – 0.1%
Hasbro, Inc.	10,450	$493,031

Machinery & Tools – 0.7%
ASSA ABLOY AB, “B”	45,891	$1,293,012
Glory Ltd.	19,500	480,355
Neopost S.A.	10,606	924,066
Schindler Holding AG	5,142	608,241

		$3,305,674

Major Banks – 3.0%
Bank of America Corp.	102,480	$1,367,083
Bank of New York Mellon Corp.	79,731	2,407,876
Goldman Sachs Group, Inc.	11,850	1,992,696
HSBC Holdings PLC	205,009	2,081,107
JPMorgan Chase & Co.	46,200	1,959,804
PNC Financial Services Group, Inc.	13,440	816,077
State Street Corp.	27,790	1,287,789
Sumitomo Mitsui Financial Group, Inc.	18,000	641,163
The Toronto-Dominion Bank	7,984	596,210
Wells Fargo & Co.	49,910	1,546,711

		$14,696,516

Medical & Health Technology & Services – 0.5%
Kobayashi Pharmaceutical Co. Ltd.	15,800	$732,888
Miraca Holdings, Inc.	26,100	1,051,201
Quest Diagnostics, Inc.	12,630	681,641

		$2,465,730

Medical Equipment – 1.0%
Becton, Dickinson & Co.	8,590	$726,027
Medtronic, Inc.	38,370	1,423,143
Smith & Nephew PLC	74,214	782,758
St. Jude Medical, Inc. (a)	24,100	1,030,275
Synthes, Inc.	5,899	796,838

		$4,759,041

Network & Telecom – 0.6%
Cisco Systems, Inc. (a)	33,700	$681,751
Ericsson, Inc., “B”	108,168	1,256,879
Nokia Oyj	103,865	1,074,272

		$3,012,902

Oil Services – 0.3%
Noble Corp.	13,430	$480,391
Transocean, Inc. (a)	12,230	850,107

		$1,330,498

Other Banks & Diversified Financials – 0.6%
DnB NOR A.S.A.	94,891	$1,331,878

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Hachijuni Bank Ltd.	65,000	$363,468
MasterCard, Inc., “A”	3,440	770,938
Sapporo Hokuyo Holdings, Inc.	80,300	375,834

		$2,842,118

Pharmaceuticals – 3.6%
Abbott Laboratories	44,440	$2,129,120
Bayer AG	17,088	1,262,759
GlaxoSmithKline PLC	104,285	2,016,124
Johnson & Johnson (s)	53,370	3,300,935
Pfizer, Inc.	116,910	2,047,094
Roche Holding AG	19,671	2,882,275
Sanofi-Aventis	48,013	3,070,045
Santen, Inc.	18,800	652,987

		$17,361,339

Railroad & Shipping – 0.2%
Canadian National Railway Co.	12,390	$823,563

Real Estate – 0.2%
Deutsche Wohnen AG (a)	54,868	$769,861

Specialty Chemicals – 0.2%
Shin-Etsu Chemical Co. Ltd.	19,200	$1,040,522

Specialty Stores – 0.1%
Esprit Holdings Ltd.	114,300	$544,090

Telecommunications – Wireless – 1.4%
KDDI Corp.	491	$2,836,298
Vodafone Group PLC	1,453,279	3,756,707

		$6,593,005

Telephone Services – 1.2%
AT&T, Inc.	88,760	$2,607,769
China Unicom Ltd.	370,000	529,333
Royal KPN N.V.	140,795	2,054,536
Telecom Italia S.p.A.	391,841	425,177

		$5,616,815

Tobacco – 1.4%
British American Tobacco PLC	45,710	$1,755,648
Japan Tobacco, Inc.	385	1,424,960
Philip Morris International, Inc. (s)	50,566	2,959,628
Reynolds American, Inc.	15,420	503,000

		$6,643,236

Trucking – 0.6%
TNT N.V.	37,320	$984,947
Yamato Holdings Co. Ltd.	127,300	1,812,524

		$2,797,471

Utilities – Electric Power – 0.5%
E.ON AG	34,229	$1,049,052
PG&E Corp.	33,760	1,615,078

		$2,664,130

Total Common Stocks (Identified Cost, $155,753,914)		$163,398,427

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – 54.3%
Aerospace – 0.1%
Bombardier, Inc., 7.75%, 2020 (n)		$670,000	$721,925

Asset-Backed & Securitized – 1.9%
Bayview Commercial Asset Trust, FRN, 1.687%, 2023 (z)	CAD	170,000	$139,904
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		$1,479,018	1,533,032
Commercial Mortgage Asset Trust, FRN, 0.84%, 2032 (i)(z)		2,400,135	46,300
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		532,759	548,967
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		532,759	555,660
Commercial Mortgage Pass-Through Certificates, FRN, 0.45%, 2017 (n)		360,000	345,134
First Union National Bank Commercial Mortgage Trust, FRN, 0.738%, 2043 (i)(n)		2,852,983	11,347
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.817%, 2049		1,032,759	1,086,096
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.988%, 2051		1,808,573	1,894,278
Merrill Lynch Mortgage Trust, FRN, 5.825%, 2050		310,000	330,143
Merrill Lynch Mortgage Trust, FRN, “A3”, 5.825%, 2050		2,000,000	2,105,693
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.902%, 2051		620,000	657,198

			$9,253,752

Automotive – 0.2%
Ford Motor Credit Co. LLC, 7.8%, 2012		$800,000	$850,502

Building – 0.1%
Mohawk Industries, Inc., 6.875%, 2016		$645,000	$691,763

Cable TV – 0.5%
Comcast Corp., 5.15%, 2020		$570,000	$598,696
Cox Communications, Inc., 9.375%, 2019 (n)		460,000	601,661
DIRECTV Holdings LLC, 5.2%, 2020		520,000	539,075
Time Warner Cable, Inc., 5%, 2020		520,000	535,152

			$2,274,584

Chemicals – 0.4%
Ashland, Inc., 9.125%, 2017		$560,000	$645,400
Dow Chemical Co., 9.4%, 2039		339,000	492,035
Nalco Co., 8.25%, 2017		620,000	671,925

			$1,809,360

Consumer Products – 0.1%
Whirlpool Corp., 8%, 2012		$520,000	$560,361

Emerging Market Quasi-Sovereign – 1.2%
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)		$269,000	$262,722
BNDES Participacoes S.A., 6.5%, 2019 (n)		200,000	219,500
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)		324,000	307,001

Issuer	Shares/Par		Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Empresa Nacional del Petroleo, 6.25%, 2019		$169,000	$182,364
Pemex Project Funding Master Trust, 5.75%, 2018		503,000	537,801
Petrobras International Finance Co., 7.875%, 2019		758,000	896,085
Petroleos Mexicanos, 6%, 2020		300,000	318,000
Petroleos Mexicanos, 5.5%, 2021		100,000	101,250
Qatari Diar Finance Q.S.C., 5%, 2020 (n)		618,000	615,066
Qtel International Finance Ltd., 7.875%, 2019 (n)		150,000	179,215
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)		800,000	927,953
SCF Capital Ltd., 5.375%, 2017 (n)		458,000	448,290
Sinochem Overseas Capital Co. Ltd., 4.5%, 2020 (n)		100,000	98,563
VTB Capital S.A., 6.465%, 2015 (n)		334,000	347,761
VTB Capital S.A., 6.551%, 2020 (n)		392,000	385,140

			$5,826,711

Emerging Market Sovereign – 0.8%
Federative Republic of Brazil, 5.625%, 2041		$605,000	$600,463
Republic of Peru, 7.35%, 2025		600,000	729,900
Republic of South Africa, 8%, 2018	ZAR	14,720,000	2,224,726
Republic of South Africa, 5.5%, 2020		$400,000	425,500

			$3,980,589

Energy – Independent – 0.4%
Anadarko Petroleum Corp., 6.2%, 2040		$435,000	$424,639
Newfield Exploration Co., 6.625%, 2016		1,490,000	1,530,975

			$1,955,614

Energy – Integrated – 0.1%
Hess Corp., 8.125%, 2019		$480,000	$606,418

Food & Beverages – 0.7%
Anheuser-Busch InBev S.A., 5.375%, 2020		$810,000	$877,706
Kraft Foods, Inc., 6.125%, 2018		470,000	536,879
Kraft Foods, Inc., 6.5%, 2040		578,000	647,724
Miller Brewing Co., 5.5%, 2013 (n)		600,000	651,238
Tyson Foods, Inc., 6.6%, 2016		713,000	782,072

			$3,495,619

Food & Drug Stores – 0.1%
CVS Caremark Corp., 5.75%, 2017		$610,000	$678,717

Forest & Paper Products – 0.1%
Georgia-Pacific Corp., 5.4%, 2020 (n)		$46,000	$45,479
Votorantim Participacoes S.A., 6.75%, 2021 (n)		300,000	313,500

			$358,979

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Gaming & Lodging – 0.2%
Host Hotels & Resorts, Inc., 6.75%, 2016		$1,080,000	$1,102,950

Insurance – 0.6%
ING Groep N.V., 5.775% to 2015, FRN to 2049		$810,000	$696,600
Prudential Financial, Inc., 5.375%, 2020		660,000	689,669
Unum Group, 7.125%, 2016		800,000	898,568
UnumProvident Corp., 6.85%, 2015 (n)		696,000	772,064

			$3,056,901

Insurance – Property & Casualty – 0.8%
AXIS Capital Holdings Ltd., 5.75%, 2014		$320,000	$340,276
Chubb Corp., 6.375% to 2017, FRN to 2067		1,210,000	1,261,425
CNA Financial Corp., 5.875%, 2020		1,000,000	995,673
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		1,500,000	1,475,625

			$4,072,999

International Market Quasi-Sovereign – 0.7%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	803,000	$825,589
Eksportfinans A.S.A., 1.875%, 2013		$1,795,000	1,815,924
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		700,000	627,913

			$3,269,426

International Market Sovereign - 23.4%
Federal Republic of Germany, 3.75%, 2013	EUR	1,903,000	$2,714,020
Federal Republic of Germany, 3.75%, 2015	EUR	492,000	711,332
Federal Republic of Germany, 4.25%, 2018	EUR	4,959,000	7,332,390
Federal Republic of Germany, 6.25%, 2030	EUR	1,303,000	2,398,240
Government of Canada, 4.5%, 2015	CAD	798,000	876,572
Government of Canada, 4.25%, 2018	CAD	7,309,000	8,035,048
Government of Japan, 1.3%, 2014	JPY	934,000,000	11,934,044
Government of Japan, 1.7%, 2017	JPY	1,148,000,000	15,103,220
Government of Japan, 1.1%, 2020	JPY	359,000,000	4,436,142
Government of Japan, 2.1%, 2024	JPY	603,000,000	7,989,843
Government of Japan, 2.2%, 2027	JPY	146,950,000	1,936,826
Government of Japan, 2.4%, 2037	JPY	129,000,000	1,727,535
Kingdom of Spain, 4.6%, 2019	EUR	1,773,000	2,251,522
Kingdom of the Netherlands, 3.75%, 2014	EUR	5,129,000	7,385,332
Kingdom of the Netherlands, 5.5%, 2028	EUR	690,000	1,150,936
Republic of Austria, 4.65%, 2018	EUR	1,775,000	2,619,064
Republic of Finland, 3.875%, 2017	EUR	2,473,000	3,562,963

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Republic of France, 6%, 2025	EUR	1,213,000	$2,050,381
Republic of France, 4.75%, 2035	EUR	1,697,000	2,569,532
Republic of Italy, 4.75%, 2013	EUR	4,016,000	5,561,709
Republic of Italy, 5.25%, 2017	EUR	3,996,000	5,653,304
United Kingdom Treasury, 8%, 2015	GBP	3,259,000	6,450,055
United Kingdom Treasury, 8%, 2021	GBP	2,548,000	5,533,572
United Kingdom Treasury, 4.25%, 2027	GBP	1,424,000	2,277,659
United Kingdom Treasury, 4.25%, 2036	GBP	1,056,000	1,657,934

			$113,919,175

Local Authorities – 0.1%
Utah Transit Authority Sales Tax Rev. (Build America Bonds), “B”, 5.937%, 2039		$230,000	$241,790

Machinery & Tools – 0.2%
Case New Holland, Inc., 7.875%, 2017 (n)		$740,000	$808,450

Major Banks – 1.9%
Bank of America Corp., 7.625%, 2019		$1,225,000	$1,410,508
BB&T Corp., 3.95%, 2016		820,000	846,356
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		1,000,000	955,000
Credit Suisse (USA), Inc., 6%, 2018		985,000	1,056,210
HSBC USA, Inc., 4.875%, 2020		870,000	864,839
Merrill Lynch & Co., Inc., 6.15%, 2013		859,000	921,713
Morgan Stanley, 7.3%, 2019		772,000	868,993
PNC Financial Services Group, Inc., 5.125%, 2020		1,170,000	1,219,482
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)		1,020,000	997,460

			$9,140,561

Metals & Mining – 1.1%
ArcelorMittal, 6.125%, 2018		$270,000	$287,681
ArcelorMittal, 5.25%, 2020		640,000	632,719
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015		177,000	186,514
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017		378,000	418,163
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (n)		947,000	905,932
Peabody Energy Corp., 7.375%, 2016		620,000	688,200
Southern Copper Corp., 5.375%, 2020		150,000	151,647
Southern Copper Corp., 6.75%, 2040		107,000	110,798
Teck Resources Ltd., 10.25%, 2016		184,000	227,700
Teck Resources Ltd., 10.75%, 2019		527,000	685,100
Vale Overseas Ltd., 4.625%, 2020		210,000	207,918
Vale Overseas Ltd., 6.875%, 2039		585,000	646,384

			$5,148,756

Mortgage-Backed – 6.7%
Fannie Mae, 4.771%, 2012		$181,686	$189,427
Fannie Mae, 5.37%, 2013		140,278	147,381
Fannie Mae, 4.78%, 2015		93,544	100,886
Fannie Mae, 4.856%, 2015		74,404	80,009

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.997%, 2015	$293,986	$320,124
Fannie Mae, 5.5%, 2015 - 2037	687,519	737,304
Fannie Mae, 5.09%, 2016	99,000	107,469
Fannie Mae, 5.424%, 2016	99,291	108,677
Fannie Mae, 4.99%, 2017	39,987	43,680
Fannie Mae, 5.05%, 2017	88,936	96,529
Fannie Mae, 5.298%, 2018	717,907	776,305
Fannie Mae, 4.57%, 2019	244,937	256,356
Fannie Mae, 6.16%, 2019	46,055	51,588
Fannie Mae, 4%, 2025 - 2040	5,678,462	5,676,116
Fannie Mae, 4.5%, 2025 - 2040	852,348	883,221
Fannie Mae, 6%, 2037	479,944	522,258
Fannie Mae, 5%, 2040	2,863,299	3,012,265
Freddie Mac, 4.186%, 2019	650,000	659,064
Freddie Mac, 5.085%, 2019	30,000	31,719
Freddie Mac, 2.757%, 2020	341,994	338,383
Freddie Mac, 5%, 2022 - 2040	5,459,280	5,752,384
Freddie Mac, 4%, 2025	1,283,953	1,322,672
Freddie Mac, 5.5%, 2037	423,778	454,917
Freddie Mac, 4.5%, 2040	9,935,324	10,190,517
Ginnie Mae, 5%, 2040	727,621	774,080

		$32,633,331

Natural Gas – Pipeline – 0.2%
Williams Partners LP, 5.25%, 2020	$761,000	$788,853

Network & Telecom – 0.3%
CenturyLink, Inc., 7.6%, 2039	$570,000	$574,501
Telecom Italia Capital, 7.175%, 2019	860,000	920,142

		$1,494,643

Oils – 0.2%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$1,067,000	$1,068,280

Other Banks & Diversified Financials – 0.4%
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	$800,000	$751,666
Citigroup, Inc., 6.125%, 2018	1,275,000	1,396,797

		$2,148,463

Real Estate – 0.2%
Simon Property Group, Inc., REIT, 5.65%, 2020	$830,000	$897,839

Retailers – 0.1%
Limited Brands, Inc., 7%, 2020	$620,000	$654,100

Specialty Stores – 0.1%
Best Buy Co., Inc., 6.75%, 2013	$490,000	$542,027

Tobacco – 0.4%
Altria Group, Inc., 9.7%, 2018	$1,055,000	$1,391,783
Lorillard Tobacco Co., 6.875%, 2020	440,000	454,447

		$1,846,230

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – 0.6%
Aid-Egypt, 4.45%, 2015	$649,000	$711,343
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	131,000	127,513
Small Business Administration, 5.09%, 2025	45,287	48,504
Small Business Administration, 5.21%, 2026	1,516,590	1,627,981
Small Business Administration, 5.31%, 2027	343,745	368,644

		$2,883,985

U.S. Treasury Obligations – 8.8%
U.S. Treasury Bonds, 6.875%, 2025	$1,472,000	$1,967,650
U.S. Treasury Bonds, 4.5%, 2039	507,000	520,626
U.S. Treasury Notes, 4.75%, 2012 (f)	2,277,000	2,384,090
U.S. Treasury Notes, 4.125%, 2015 (f)	641,000	705,851
U.S. Treasury Notes, 4.75%, 2017 (f)	11,064,000	12,546,399
U.S. Treasury Notes, 3.5%, 2020	18,266,000	18,711,325
U.S. Treasury Notes, TIPS, 1.25%, 2020	5,780,543	5,918,732

		$42,754,673

Utilities – Electric Power – 0.6%
Enel Finance International S.A., 6%, 2039 (n)	$894,000	$801,922
Progress Energy, Inc., 7.05%, 2019	1,350,000	1,601,648
TECO Energy, Inc., 6.572%, 2017	461,000	522,238

		$2,925,808

Total Bonds (Identified Cost, $263,326,575)		$264,464,134

Issuer/Expiration Date/ Strike Price	Number of Contracts

PUT OPTIONS PURCHASED – 0.0%
AEX Index - January 2011 @ $280	83	$555
S&P 500 Index - June 2011 @ $1,125	75	230,250

Total Put Options Purchased (Identified Cost, $243,450)		$230,805

Issuer	Shares/Par

MONEY MARKET FUNDS (v) – 10.6%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	51,691,815	$51,691,815

Total Investments (Identified Cost, $471,015,754)		$479,785,181

OTHER ASSETS, LESS LIABILITIES – 1.6%		7,669,246

Net Assets – 100.0%		$487,454,427

MFS Global Tactical Allocation Portfolio

Portfolio of Investment – continued

(a)	Non-income producing security.

(e)	Guaranteed by Minister for Finance of Ireland.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $16,598,909, representing 3.4% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $322,210. At December 31, 2010, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 1.687%, 2023	5/25/06	$153,707	$139,904
Commercial Mortgage Asset Trust, FRN, 0.84%, 2032	8/25/03	45,256	46,300
Total Restricted Securities			$186,204
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Sheqel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/10

Forward Foreign Currency Exchange Contracts at 12/31/10

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Barclays Bank PLC	191,000	1/12/11	$190,393	$195,185	$4,792
BUY	AUD	Citibank N.A.	403,000	1/12/11	394,192	411,831	17,639
BUY	AUD	Credit Suisse Group	247,000	1/12/11	242,393	252,412	10,019
BUY	AUD	Deutsche Bank AG	1,565,804	1/12/11-2/09/11	1,547,081	1,595,342	48,261
BUY	AUD	Goldman Sachs International	1,763,836	1/12/11-2/09/11	1,735,460	1,796,768	61,308
BUY	AUD	Royal Bank of Scotland Group PLC	167,000	1/12/11	164,727	170,659	5,932
BUY	AUD	UBS AG	126,000	1/12/11	124,060	128,761	4,701
BUY	AUD	Westpac Banking Corp	2,341,345	1/12/11	2,275,717	2,392,650	116,933
BUY	CAD	Barclays Bank PLC	583,133	1/12/11	580,372	586,388	6,016
BUY	CAD	Citibank N.A.	12,821,282	1/12/11-2/09/11	12,659,825	12,886,027	226,202
BUY	CAD	Deutsche Bank AG	402,000	1/12/11	396,807	404,244	7,437
BUY	CAD	Goldman Sachs International	4,835,160	1/12/11	4,730,435	4,862,146	131,711
BUY	CAD	UBS AG	1,042,000	1/12/11	1,030,732	1,047,816	17,084
BUY	CHF	Barclays Bank PLC	256,000	1/12/11	267,473	273,824	6,351
BUY	CHF	Citibank N.A.	78,000	1/12/11	78,561	83,431	4,870
BUY	CHF	Credit Suisse Group	309,000	1/12/11	320,432	330,514	10,082
BUY	CHF	Deutsche Bank AG	1,388,000	1/10/11-1/12/11	1,445,378	1,484,606	39,228
BUY	CHF	JPMorgan Chase Bank N.A.	1,712,000	2/09/11	1,752,000	1,831,829	79,829
BUY	CHF	UBS AG	1,551,000	1/12/11	1,605,191	1,658,988	53,797
BUY	CLP	Barclays Bank PLC	385,437,000	1/10/11	809,902	823,192	13,290
BUY	CLP	JPMorgan Chase Bank N.A.	344,009,000	1/10/11-1/20/11	729,705	734,277	4,572
BUY	CNY	JPMorgan Chase Bank N.A.	8,166,000	1/06/11-4/18/11	1,229,218	1,239,061	9,843
BUY	DKK	Barclays Bank PLC	495,000	1/12/11	87,256	88,739	1,483
BUY	DKK	Deutsche Bank AG	489,000	2/09/11	87,159	87,657	498
SELL	DKK	Goldman Sachs International	5,599,259	2/09/11	1,049,130	1,003,712	45,418
SELL	DKK	JPMorgan Chase Bank N.A.	249,000	1/12/11	47,012	44,638	2,374
SELL	DKK	UBS AG	244,860	2/09/11	46,000	43,893	2,107
BUY	EUR	Barclays Bank PLC	1,962,000	1/12/11-3/15/11	2,594,884	2,621,432	26,548
BUY	EUR	Citibank N.A.	1,042,000	1/12/11	1,379,423	1,392,406	12,983
BUY	EUR	Credit Suisse Group	314,000	1/12/11	410,869	419,593	8,724
BUY	EUR	Deutsche Bank AG	2,909,000	1/12/11-3/15/11	3,824,825	3,887,177	62,352
BUY	EUR	Goldman Sachs International	954,000	1/12/11	1,263,856	1,274,813	10,957
BUY	EUR	HSBC Bank	278,000	1/12/11	366,645	371,486	4,841
BUY	EUR	JPMorgan Chase Bank N.A.	1,607,475	1/12/11	2,095,545	2,148,040	52,495
BUY	EUR	Royal Bank of Scotland Group PLC	510,000	1/12/11	679,475	681,504	2,029
BUY	EUR	UBS AG	4,559,557	1/12/11-3/15/11	6,031,900	6,092,149	60,249
SELL	EUR	Citibank N.A.	4,391,882	2/09/11	6,149,000	5,868,424	280,576
SELL	EUR	Deutsche Bank AG	3,220,923	1/10/11-1/12/11	4,454,573	4,304,066	150,507
SELL	EUR	Goldman Sachs International	42,453,485	1/12/11-2/09/11	59,528,855	56,726,258	2,802,597
SELL	EUR	HSBC Bank	1,326,000	1/12/11	1,819,308	1,771,910	47,398
SELL	EUR	JPMorgan Chase Bank N.A.	1,861,000	1/12/11	2,615,636	2,486,821	128,815
SELL	EUR	UBS AG	3,628,720	1/12/11-3/15/11	4,867,228	4,847,994	19,234
BUY	GBP	Barclays Bank PLC	516,000	1/12/11	799,721	804,454	4,733
BUY	GBP	Goldman Sachs International	323,000	1/12/11	497,824	503,563	5,739
SELL	GBP	Barclays Bank PLC	1,642,604	1/12/11	2,605,689	2,560,850	44,839
SELL	GBP	Deutsche Bank AG	6,572,667	2/09/11	10,521,000	10,244,778	276,222
SELL	GBP	Goldman Sachs International	258,000	1/12/11	404,850	402,227	2,623
SELL	GBP	JPMorgan Chase Bank N.A.	1,438,499	1/12/11	2,297,902	2,242,647	55,255
SELL	GBP	UBS AG	15,000	1/12/11	24,062	23,385	677
BUY	ILS	HSBC Bank	2,511,000	1/07/11	694,490	707,590	13,100
BUY	JPY	Barclays Bank PLC	197,029,000	1/12/11	2,372,071	2,426,947	54,876

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/10 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	JPY	Citibank N.A.	280,015,000	1/12/11	$3,384,197	$3,449,144	$64,947
BUY	JPY	Credit Suisse Group	155,966,000	1/12/11	1,896,518	1,921,144	24,626
BUY	JPY	Deutsche Bank AG	120,123,000	1/12/11	1,446,741	1,479,641	32,900
BUY	JPY	Goldman Sachs International	19,565,000	1/12/11	233,729	240,996	7,267
BUY	JPY	HSBC Bank	53,520,000	1/12/11	638,424	659,244	20,820
BUY	JPY	JPMorgan Chase Bank N.A.	1,176,670,517	1/12/11	14,387,716	14,493,890	106,174
BUY	JPY	Royal Bank of Scotland Group PLC	88,336,000	1/12/11	1,059,227	1,088,097	28,870
BUY	JPY	UBS AG	214,465,000	1/12/11	2,568,437	2,641,718	73,281
SELL	JPY	JPMorgan Chase Bank N.A.	3,192,001,319	1/12/11-2/09/11	39,588,209	39,329,458	258,751
SELL	JPY	Royal Bank of Scotland Group PLC	485,807,386	2/09/11	6,022,000	5,985,823	36,177
BUY	KRW	HSBC Bank	135,660,000	1/18/11	117,781	119,446	1,665
BUY	KRW	JPMorgan Chase Bank N.A.	1,038,575,000	1/05/11	891,419	915,076	23,657
SELL	KRW	JPMorgan Chase Bank N.A.	4,701,486,500	1/05/11-1/27/11	4,157,467	4,139,778	17,689
BUY	MXN	Citibank N.A.	3,228,000	1/12/11	260,121	261,239	1,118
BUY	MXN	HSBC Bank	8,541,000	1/12/11	687,349	691,214	3,865
BUY	MXN	JPMorgan Chase Bank N.A.	8,664,000	1/12/11	698,626	701,169	2,543
BUY	MYR	JPMorgan Chase Bank N.A.	1,864,000	1/21/11	590,790	603,767	12,977
BUY	NOK	Citibank N.A.	61,633,479	2/09/11	10,482,000	10,543,950	61,950
BUY	NOK	Credit Suisse Group	1,564,000	1/12/11	266,881	267,931	1,050
BUY	NZD	Barclays Bank PLC	612,000	1/12/11-4/15/11	461,098	474,956	13,858
BUY	NZD	Deutsche Bank AG	86,000	4/15/11	63,391	66,479	3,088
BUY	NZD	Goldman Sachs International	16,448,917	2/09/11	12,600,363	12,782,221	181,858
BUY	NZD	JPMorgan Chase Bank N.A.	11,366,357	2/09/11	8,639,000	8,832,636	193,636
BUY	PHP	Deutsche Bank AG	5,773,000	1/18/11	130,937	131,794	857
BUY	PHP	JPMorgan Chase Bank N.A.	63,420,000	1/28/11	1,436,467	1,447,999	11,532
BUY	PLN	Barclays Bank PLC	355,000	1/27/11	116,555	119,742	3,187
BUY	SEK	Barclays Bank PLC	547,000	1/12/11	78,699	81,309	2,610
BUY	SEK	Citibank N.A.	1,069,000	1/12/11	157,204	158,902	1,698
BUY	SEK	Credit Suisse Group	983,000	1/12/11	143,409	146,118	2,709
BUY	SEK	Deutsche Bank AG	13,299,113	1/12/11-2/09/11	1,942,097	1,975,063	32,966
BUY	SEK	Goldman Sachs International	1,014,000	2/09/11	148,158	150,584	2,426
BUY	SEK	UBS AG	523,000	2/09/11	76,007	77,668	1,661
SELL	SEK	Credit Suisse Group	1,060,000	1/12/11	157,939	157,564	375
SELL	SEK	JPMorgan Chase Bank N.A.	41,825,025	2/09/11	6,290,424	6,211,221	79,203
BUY	SGD	Deutsche Bank AG	398,000	1/12/11-2/07/11	306,671	310,134	3,463
BUY	SGD	Goldman Sachs International	859,000	1/12/11-2/07/11	657,765	669,354	11,589
BUY	SGD	HSBC Bank	793,000	1/12/11	612,781	617,921	5,140
BUY	SGD	JPMorgan Chase Bank N.A.	1,677,000	1/12/11-2/07/11	1,287,040	1,306,775	19,735
BUY	THB	JPMorgan Chase Bank N.A.	19,071,000	2/28/11	631,909	632,046	137
SELL	THB	HSBC Bank	2,714,000	2/14/11	90,166	89,978	188
SELL	TRY	Citibank N.A.	1,138,000	2/22/11	749,892	732,603	17,289
SELL	TRY	HSBC Bank	1,004,000	2/22/11	658,361	646,339	12,022
BUY	TWD	Barclays Bank PLC	5,478,000	1/27/11	180,405	188,000	7,595
BUY	TWD	Credit Suisse Group	4,995,000	1/27/11	166,361	171,424	5,063
BUY	TWD	JPMorgan Chase Bank N.A.	69,500,000	1/27/11	2,286,936	2,385,182	98,246
BUY	ZAR	Goldman Sachs International	1,691,000	1/18/11	246,903	256,164	9,261

							$6,561,865

Liability Derivatives
SELL	AUD	Goldman Sachs International	3,695,927	2/09/11	$3,647,658	$3,763,835	$(116,177)
SELL	AUD	Royal Bank of Scotland Group PLC	442,000	1/12/11	432,848	451,686	(18,838)
SELL	CAD	Barclays Bank PLC	148,000	1/12/11	146,471	148,826	(2,355)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/10 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	CAD	Citibank N.A.	5,883,626	2/09/11	$5,847,000	$5,913,215	$(66,215)
SELL	CAD	Credit Suisse Group	6,921,175	1/12/11	6,881,469	6,959,804	(78,335)
SELL	CAD	Goldman Sachs International	19,091,057	1/12/11-2/09/11	18,863,307	19,187,646	(324,339)
SELL	CAD	UBS AG	865,490	1/12/11	861,974	870,321	(8,347)
SELL	CHF	Credit Suisse Group	5,473,285	2/09/11	5,576,000	5,856,382	(280,382)
SELL	CHF	JPMorgan Chase Bank N.A.	10,704,611	2/09/11	10,940,153	11,453,871	(513,718)
SELL	CHF	UBS AG	1,263,000	1/12/11	1,309,598	1,350,936	(41,338)
BUY	CZK	Deutsche Bank AG	902,000	1/12/11	50,960	48,127	(2,833)
BUY	CZK	UBS AG	4,982,000	1/12/11	283,242	265,819	(17,423)
BUY	DKK	Credit Suisse Group	5,880,922	1/12/11	1,097,412	1,054,277	(43,135)
BUY	DKK	JPMorgan Chase Bank N.A.	174,000	1/12/11	33,171	31,193	(1,978)
BUY	DKK	UBS AG	571,000	1/12/11	107,873	102,363	(5,510)
BUY	EUR	Barclays Bank PLC	549,000	1/12/11	755,222	733,619	(21,603)
BUY	EUR	Citibank N.A.	1,857,015	1/12/11-2/09/11	2,491,874	2,481,368	(10,506)
BUY	EUR	Credit Suisse Group	2,068,000	1/12/11	2,838,826	2,763,431	(75,395)
BUY	EUR	Deutsche Bank AG	1,914,000	1/12/11	2,620,554	2,557,644	(62,910)
BUY	EUR	Goldman Sachs International	582,000	1/12/11	806,107	777,716	(28,391)
BUY	EUR	JPMorgan Chase Bank N.A.	13,731,576	1/12/11	19,129,716	18,349,255	(780,461)
BUY	EUR	Royal Bank of Scotland Group PLC	882,000	1/12/11	1,231,146	1,178,600	(52,546)
BUY	EUR	UBS AG	1,260,007	1/12/11	1,777,609	1,683,725	(93,884)
SELL	EUR	Barclays Bank PLC	1,319,000	1/12/11	1,731,467	1,762,556	(31,089)
SELL	EUR	Citibank N.A.	236,000	1/12/11	311,208	315,362	(4,154)
SELL	EUR	Goldman Sachs International	2,191,050	1/12/11	2,870,286	2,927,860	(57,574)
BUY	GBP	Barclays Bank PLC	1,074,443	1/12/11	1,708,925	1,675,077	(33,848)
BUY	GBP	Citibank N.A.	86,000	1/12/11	138,232	134,076	(4,156)
BUY	GBP	Credit Suisse Group	213,000	1/12/11	339,516	332,071	(7,445)
BUY	GBP	Deutsche Bank AG	2,726,676	1/12/11-2/09/11	4,311,958	4,250,554	(61,404)
BUY	GBP	Goldman Sachs International	466,000	1/12/11	740,460	726,503	(13,957)
BUY	GBP	JPMorgan Chase Bank N.A.	4,436,325	2/09/11	7,104,108	6,914,873	(189,235)
BUY	GBP	Royal Bank of Scotland Group PLC	237,000	1/12/11	374,633	369,488	(5,145)
BUY	GBP	UBS AG	530,000	1/12/11	836,187	826,280	(9,907)
SELL	GBP	Goldman Sachs International	929,475	1/12/11	1,437,963	1,449,069	(11,106)
SELL	GBP	HSBC Bank	842,160	1/12/11	1,310,907	1,312,944	(2,037)
BUY	IDR	JPMorgan Chase Bank N.A.	4,720,390,000	1/14/11	524,896	523,100	(1,796)
SELL	IDR	JPMorgan Chase Bank N.A.	4,722,584,000	1/14/11	522,063	523,343	(1,280)
BUY	ILS	Credit Suisse Group	304,000	1/07/11	85,844	85,666	(178)
BUY	JPY	Barclays Bank PLC	74,018,000	1/12/11	915,479	911,732	(3,747)
BUY	JPY	Citibank N.A.	41,340,000	1/12/11	514,033	509,214	(4,819)
BUY	JPY	Credit Suisse Group	85,976,000	1/12/11	1,059,856	1,059,028	(828)
BUY	JPY	Deutsche Bank AG	31,270,000	1/12/11	387,773	385,175	(2,598)
BUY	JPY	JPMorgan Chase Bank N.A.	22,645,000	1/12/11	280,771	278,935	(1,836)
BUY	JPY	UBS AG	18,413,000	1/12/11	228,775	226,806	(1,969)
SELL	JPY	Barclays Bank PLC	153,605,204	1/12/11	1,834,651	1,892,065	(57,414)
SELL	JPY	Citibank N.A.	25,022,720	1/12/11	303,791	308,223	(4,432)
SELL	JPY	Credit Suisse Group	158,415,540	1/12/11	1,897,510	1,951,317	(53,807)
SELL	JPY	Goldman Sachs International	2,581,000	1/12/11	31,591	31,792	(201)
SELL	JPY	HSBC Bank	584,326,262	1/12/11	7,077,090	7,197,563	(120,473)
SELL	JPY	JPMorgan Chase Bank N.A.	479,302,597	1/12/11-2/09/11	5,801,253	5,905,329	(104,076)
SELL	JPY	Royal Bank of Scotland Group PLC	10,000,000	1/12/11	122,474	123,177	(703)
SELL	JPY	UBS AG	90,176,708	1/12/11	1,075,348	1,110,771	(35,423)
BUY	KRW	Barclays Bank PLC	2,520,311,000	1/05/11-1/18/11	2,243,033	2,219,526	(23,507)
BUY	KRW	HSBC Bank	351,018,000	1/18/11	313,392	309,064	(4,328)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/10 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	KRW	JPMorgan Chase Bank N.A.	4,569,147,500	1/05/11-1/27/11	$4,041,768	$4,023,886	$(17,882)
SELL	KRW	HSBC Bank	899,553,000	1/18/11	769,836	792,039	(22,203)
SELL	KRW	JPMorgan Chase Bank N.A.	2,325,658,500	1/05/11	1,989,953	2,049,110	(59,157)
BUY	NOK	UBS AG	788,000	1/12/11	136,667	134,993	(1,674)
SELL	NOK	Citibank N.A.	10,673,440	2/09/11	1,777,000	1,825,959	(48,959)
SELL	NOK	Deutsche Bank AG	389,000	1/12/11	62,714	66,640	(3,926)
SELL	NOK	JPMorgan Chase Bank N.A.	32,500,852	2/09/11	5,543,383	5,560,085	(16,702)
SELL	NZD	Barclays Bank PLC	392,000	1/12/11	302,269	305,299	(3,030)
SELL	NZD	Deutsche Bank AG	635,239	2/09/11	487,000	493,636	(6,636)
BUY	PHP	Barclays Bank PLC	8,284,000	1/10/11-2/03/11	190,359	189,130	(1,229)
BUY	PHP	JPMorgan Chase Bank N.A.	36,265,000	1/26/11	833,708	827,980	(5,728)
SELL	PHP	Barclays Bank PLC	2,687,000	1/18/11	60,971	61,342	(371)
SELL	PHP	JPMorgan Chase Bank N.A.	41,859,000	1/26/11	941,075	955,699	(14,624)
BUY	PLN	Deutsche Bank AG	2,612,000	1/27/11	910,636	881,031	(29,605)
BUY	SEK	Credit Suisse Group	18,698,863	1/12/11	2,788,337	2,779,500	(8,837)
BUY	SEK	Deutsche Bank AG	43,501,409	1/12/11-2/09/11	6,521,210	6,460,294	(60,916)
BUY	SEK	HSBC Bank	1,141,000	1/12/11	173,753	169,605	(4,148)
BUY	THB	HSBC Bank	1,537,000	2/14/11	51,199	50,957	(242)
BUY	TRY	Barclays Bank PLC	76,000	1/10/11	52,169	49,183	(2,986)
BUY	TRY	Deutsche Bank AG	201,000	1/10/11	134,583	130,076	(4,507)
BUY	TRY	HSBC Bank	933,500	2/22/11	636,832	600,954	(35,878)
BUY	TRY	JPMorgan Chase Bank N.A.	933,500	2/22/11	636,550	600,954	(35,596)
SELL	TWD	Credit Suisse Group	40,992,350	1/27/11	1,354,000	1,406,823	(52,823)
SELL	ZAR	Deutsche Bank AG	11,592,299	1/18/11	1,630,353	1,756,076	(125,723)

							$(4,064,473)

Futures Contracts Outstanding at 12/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX Index (Long)	EUR	50	$4,741,192	January -2011	$37,877
ASX SPI 200 Index (Short)	AUD	57	6,893,928	March - 2011	77,012
FTSE 100 Index (Long)	GBP	66	6,063,932	March - 2011	48,724
S+P 500 E-Mini Index (Long)	USD	214	13,407,100	March - 2011	178,583

					$342,196

Interest Rate Futures
German Bund (Short)	EUR	58	$9,712,202	March - 2011	$61,502
Japan Govt Bond 10 yr (Short)	JPY	11	19,050,499	March - 2011	2,506

					$64,008

Liability Derivatives
Equity Futures
CAC 40 Index (Long)	EUR	101	$5,141,541	January - 2011	$(124,466)
DAX Index (Long)	EUR	60	13,884,824	March - 2011	(230,704)
FTSE MIB Index (Long)	EUR	53	7,154,984	March - 2011	(194,996)
IBEX 35 Index (Long)	EUR	21	2,747,580	January - 2011	(76,174)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts Outstanding at 12/31/10 – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
Nikkei 225 Index (Short)	JPY	108	$13,578,841	March - 2011	$(5,479)
OMX 30 Index (Short)	SEK	138	2,373,986	January - 2011	(7,284)
S+P TSE Index (Short)	CAD	101	15,584,250	March - 2011	(186,494)

					$(825,597)

Interest Rate Futures
Australian Treasury Bond 10 yr (Short)	AUD	75	$7,924,288	March - 2011	$(88,803)
Govt Of Canada Bond 10 yr (Short)	CAD	287	35,376,362	March - 2011	(110,840)
U.S. Treasury Note 10 yr (Long)	USD	255	30,711,562	March - 2011	(868,096)
UK Long Gilt Bond (Long)	GBP	27	5,030,015	March - 2011	(12,734)

					$(1,080,473)

At December 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $419,323,939)	$428,093,366
Underlying funds, at cost and value	51,691,815
Total investments, at value (identified cost, $471,015,754)	$479,785,181
Restricted cash	472,087
Foreign currency, at value (identified cost, $74,370)	76,760
Receivables for
Forward foreign currency exchange contracts	6,561,865
Fund shares sold	4,409,762
Interest and dividends	2,917,712
Other assets	12,005
Total assets		$494,235,372
Liabilities
Payables for
Forward foreign currency exchange contracts	$4,064,473
Daily variation margin on open futures contracts	93,958
Investments purchased	2,442,839
Fund shares reacquired	24,724
Payable to affiliates
Investment adviser	28,000
Shareholder servicing costs	251
Distribution and/or service fees	5,426
Administrative services fee	930
Payable for Trustees’ compensation	411
Accrued expenses and other liabilities	119,933
Total liabilities		$6,780,945
Net assets		$487,454,427
Net assets consist of
Paid-in capital	$474,859,800
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,785,190
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,384,315
Undistributed net investment income	425,122
Net assets		$487,454,427
Shares of beneficial interest outstanding		34,580,687

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$87,136,548	6,134,832	$14.20
Service Class	400,317,879	28,445,855	14.07

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$4,536,766
Dividends	2,301,262
Dividends from underlying funds	65,116
Foreign taxes withheld	(125,034)
Total investment income		$6,778,110
Expenses
Management fee	$1,923,504
Distribution and/or service fees	419,613
Shareholder servicing costs	29,014
Administrative services fee	90,814
Trustees’ compensation	14,915
Custodian fee	219,711
Shareholder communications	10,298
Auditing fees	63,397
Legal fees	7,157
Miscellaneous	31,035
Total expenses		$2,809,458
Fees paid indirectly	(377)
Reduction of expenses by investment adviser	(77,514)
Net expenses		$2,731,567
Net investment income		$4,046,543
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $6,442 country tax)	$2,869,462
Futures contracts	3,648,876
Foreign currency transactions	(5,092,092)
Net realized gain (loss) on investments and foreign currency transactions		$1,426,246
Change in unrealized appreciation (depreciation)
Investments (net of $4,144 decrease in deferred country tax)	$12,125,660
Futures contracts	(1,499,866)
Translation of assets and liabilities in foreign currencies	2,643,850
Net unrealized gain (loss) on investments and foreign currency translation		$13,269,644
Net realized and unrealized gain (loss) on investments and foreign currency		$14,695,890
Change in net assets from operations		$18,742,433

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$4,046,543	$2,107,621
Net realized gain (loss) on investments and foreign currency transactions	1,426,246	(2,304,500)
Net unrealized gain (loss) on investments and foreign currency translation	13,269,644	13,325,296
Change in net assets from operations	$18,742,433	$13,128,417
Distributions declared to shareholders
From net investment income	$(1,262,023)	$(7,793,150)
Change in net assets from fund share transactions	$365,866,407	$(6,933,296)
Total change in net assets	$383,346,817	$(1,598,029)
Net assets
At beginning of period	104,107,610	105,705,639
At end of period (including undistributed net investment income of $425,122 and $817,169, respectively)	$487,454,427	$104,107,610

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.56	$12.89	$17.59	$18.11	$16.66
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.27	$0.37	$0.40	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	1.44	(2.68)	1.13	2.38
Total from investment operations	$0.75	$1.71	$(2.31)	$1.53	$2.79
Less distributions declared to shareholders
From net investment income	$(0.11)	$(1.04)	$(0.86)	$(0.40)	$(0.16)
From net realized gain on investments	—	—	(1.53)	(1.65)	(1.18)
Total distributions declared to shareholders	$(0.11)	$(1.04)	$(2.39)	$(2.05)	$(1.34)
Net asset value, end of period	$14.20	$13.56	$12.89	$17.59	$18.11
Total return (%) (k)(r)(s)	5.53	15.16	(15.42)	8.87	17.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	1.06	0.98	0.95	0.93
Expenses after expense reductions (f)	0.90	0.90	0.90	0.93	N/A
Net investment income	1.76	2.17	2.48	2.24	2.41
Portfolio turnover	73	66	75	78	76
Net assets at end of period (000 omitted)	$87,137	$92,880	$93,254	$145,113	$161,209

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.46	$12.79	$17.46	$17.99	$16.56
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.24	$0.34	$0.35	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	1.42	(2.66)	1.13	2.36
Total from investment operations	$0.71	$1.66	$(2.32)	$1.48	$2.73
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.99)	$(0.82)	$(0.36)	$(0.12)
From net realized gain on investments	—	—	(1.53)	(1.65)	(1.18)
Total distributions declared to shareholders	$(0.10)	$(0.99)	$(2.35)	$(2.01)	$(1.30)
Net asset value, end of period	$14.07	$13.46	$12.79	$17.46	$17.99
Total return (%) (k)(r)(s)	5.31	14.78	(15.59)	8.62	16.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.31	1.23	1.20	1.18
Expenses after expense reductions (f)	1.15	1.15	1.15	1.18	N/A
Net investment income	1.48	1.92	2.25	1.99	2.15
Portfolio turnover	73	66	75	78	76
Net assets at end of period (000 omitted)	$400,318	$11,228	$12,451	$20,109	$18,637

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and forwards. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$73,654,935	$—	$—	$73,654,935
United Kingdom	22,020,348	—	—	22,020,348
Japan	19,608,209	1,520,986	—	21,129,195
Switzerland	12,600,014	—	—	12,600,014
France	8,679,545	—	—	8,679,545
Netherlands	7,199,148	554	—	7,199,702
Germany	5,508,829	—	—	5,508,829
Taiwan	2,751,842	—	—	2,751,842
Sweden	2,549,891	—	—	2,549,891
Other Countries	7,534,935	—	—	7,534,935
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	45,638,658	—	45,638,658
Non-U.S. Sovereign Debt	—	126,995,901	—	126,995,901
Corporate Bonds	—	35,677,040	—	35,677,040
Residential Mortgage-Backed Securities	—	32,633,331	—	32,633,331
Commercial Mortgage-Backed Securities	—	9,253,752	—	9,253,752
Foreign Bonds	—	14,265,448	—	14,265,448
Mutual Funds	51,691,815	—	—	51,691,815
Total Investments	$213,799,511	$265,985,670	$—	$479,785,181

Other Financial Instruments
Futures	$(1,499,866)	$—	$—	$(1,499,866)
Forward Currency Contracts	—	2,497,392	—	2,497,392

For further information regarding security characteristics, see the Portfolio of Investments.

Of the Level 1 investments presented above, equity investments amounting to $54,031,215 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$64,008	$(1,080,473)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	6,561,865	(4,064,473)
Equity Contracts	Equity Futures	342,196	(825,597)
Equity Contracts	Purchased Options	230,805	—
Total		$7,198,874	$(5,970,543)

(a)	All derivative valuations are specifically referenced within the fund’s Statement of Assets and Liabilities except for purchased options and futures contracts. The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)	Total
Interest Rate Contracts	$1,856,652	$—	$(19,875)	$1,836,777
Foreign Exchange Contracts	—	(4,880,278)	(22,610)	(4,902,888)
Equity Contracts	1,792,224	—	(51,718)	1,740,506
Total	$3,648,876	$(4,880,278)	$(94,203)	$(1,325,605)

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Total
Interest Rate Contracts	$(1,016,464)	$—	$—	$(1,016,464)
Foreign Exchange Contracts	—	2,621,736	—	2,621,736
Equity Contracts	(483,402)	—	(12,645)	(496,047)
Total	$(1,499,866)	$2,621,736	$(12,645)	$1,109,225

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$1,262,023	$7,793,150

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$472,737,574
Gross appreciation	14,982,519
Gross depreciation	(7,934,912)
Net unrealized appreciation (depreciation)	$7,047,607
Undistributed ordinary income	10,915,280
Undistributed long-term captial gain	165,604
Other temporary differences	(5,533,864)

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$701,290	$6,938,032
Service Class	560,733	855,118
Total	$1,262,023	$7,793,150

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $77,514 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2010, the fee was $29,006, which equated to 0.0113% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2010, these costs amounted to $8.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0354% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC,

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,328 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$122,813,604	$40,292,352
Investments (non-U.S. Government securities)	$359,501,093	$127,804,636

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	160,971	$2,205,593	175,991	$2,245,712
Service Class	27,670,459	376,359,508	52,217	665,945
	27,831,430	$378,565,101	228,208	$2,911,657
Shares issued to shareholders in reinvestment of distributions
Initial Class	51,377	$701,290	632,455	$6,938,032
Service Class	41,383	560,733	78,379	855,118
	92,760	$1,262,023	710,834	$7,793,150
Shares reacquired
Initial Class	(927,827)	$(12,618,417)	(1,190,033)	$(14,350,447)
Service Class	(99,957)	(1,342,300)	(270,275)	(3,287,656)
	(1,027,784)	$(13,960,717)	(1,460,308)	$(17,638,103)
Net change
Initial Class	(715,479)	$(9,711,534)	(381,587)	$(5,166,703)
Service Class	27,611,885	375,577,941	(139,679)	(1,766,593)
	26,896,406	$365,866,407	(521,266)	$(6,933,296)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $2,584 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Institutional Money Market Portfolio	4,181,282	239,978,121	(192,467,588)	51,691,815

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$65,116	$51,691,815

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Tactical Allocation Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Tactical Allocation Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham Richard Hawkins Benjamin Nastou Natalie Shapiro Benjamin Stone Erik Weisman Barnaby Wiener

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services historically provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.
FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 54.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS Global Tactical Allocation Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

MFS INVESTMENT MANAGEMENT

MFS® Money Market Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/10

MKS-ANN

MFS® MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Money Market Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	3.0%
A-1	97.6%
Not Rated	0.0%
Cash & Other	(0.6)%

Maturity breakdown (u)
0 - 7 days	24.4%
8 - 29 days	28.8%
30 - 59 days	16.4%
60 - 89 days	16.3%
90 - 366 days	14.7%
Other Assets Less Liabilities	(0.6)%

(a)	The composition table shows the percentage of portfolio assets falling within each rating category. Included in each rating category are short-term debt securities, the ratings of which are based on the short-term credit quality ratings of the securities’ issuers. For repurchase agreements, the credit quality is based on the short-term rating of the counterparty with which MFS trades the repurchase agreement. Each short-term debt security is assigned a rating in accordance with the following ratings hierarchy: If the issuer is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Cash and other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are converted to the S&P scale and are subject to change.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time, “Other Assets Less Liabilities”, may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Class	Inception	1-year total return	Current 7-day yield	Current 7-day yield without waiver
Initial Class	7/19/85	0.00%	0.00%	(0.35)%
Service Class	8/24/01	0.00%	0.00%	(0.60)%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2010, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

3

MFS Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.26%	$1,000.00	$1,000.00	$1.31
	Hypothetical (h)	0.26%	$1,000.00	$1,023.89	$1.33
Service Class	Actual	0.26%	$1,000.00	$1,000.00	$1.31
	Hypothetical (h)	0.26%	$1,000.00	$1,023.89	$1.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expense Changes Impacting Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

4

MFS Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – 51.3%
Automotive – 3.0%
Toyota Motor Credit Corp., 0.22%, due 1/13/11	$10,370,000	$10,369,240

Food & Beverages – 8.4%
Coca-Cola Co., 0.23%, due 3/16/11 (t)	$10,228,000	$10,223,164
Nestle Capital Corp., 0.2%, due 3/16/11 (t)	10,117,000	10,112,841
Pepsico, Inc., 0.17%, due 2/11/11 (t)	8,252,000	8,250,402

		$28,586,407

Machinery & Tools – 2.7%
Deere and Co., 0.2%, due 1/27/11 (t)	$9,047,000	$9,045,693

Major Banks – 14.8%
ANZ National (International) Ltd., 0.28%, due 1/24/11 (t)	$2,000,000	$1,999,642
Bank of America Corp., 0.28%, due 1/10/11	10,577,000	10,576,260
Barclays U.S. Funding Corp., 0.18%, due 1/03/11	6,892,000	6,891,930
HSBC USA, Inc., 0.24%, due 2/14/11	4,480,000	4,478,686
HSBC USA, Inc., 0.22%, due 1/26/11	5,804,000	5,803,113
JPMorgan Chase & Co., 0.23%, due 4/25/11	10,384,000	10,376,437
Toronto Dominion HDG (USA), Inc., 0.26%, due 3/22/11 (t)	5,310,000	5,306,932
Toronto Dominion HDG (USA), Inc., 0.21%, due 1/18/11 (t)	4,973,000	4,972,507

		$50,405,507

Network & Telecom – 3.0%
AT&T, Inc., 0.21%, due 1/12/11 (t)	$10,343,000	$10,342,336

Other Banks & Diversified Financials – 14.2%
Bank of Montreal, 0.24%, due 3/01/11	$6,854,000	$6,851,304
Bank of Nova Scotia, 0.235%, due 2/04/11	6,648,000	6,646,525
Bank of Nova Scotia, 0.235%, due 2/15/11	502,000	501,853
Bank of Nova Scotia, 0.275%, due 3/21/11	3,185,000	3,183,078
Citigroup Funding, Inc., 0.29%, due 1/19/11	10,545,000	10,543,471
Rabobank USA Financial Corp., 0.3%, due 5/10/11	10,382,000	10,370,839
UBS Finance (Delaware) LLC, 0.22%, due 1/18/11	9,449,000	9,448,018
UBS Finance (Delaware) LLC, 0.285%, due 3/14/11	895,000	894,490

		$48,439,578

Pharmaceuticals – 3.2%
Abbott Laboratories, 0.2%, due 3/08/11 (t)	$6,379,000	$6,376,661
Johnson & Johnson, 0.2%, due 3/09/11 (t)	4,471,000	4,469,336

		$10,845,997

Tobacco – 2.0%
Philip Morris International, Inc., 0.21%, due 1/18/11 (t)	$6,893,000	$6,892,316

Total Commercial Paper, at Amortized Cost and Value		$174,927,074

Issuer	Shares/Par	Value ($)

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 20.1%
Fannie Mae, 0.21%, due 2/09/11	$10,620,000	$10,617,584
Fannie Mae, 0.2%, due 2/22/11	10,710,000	10,706,906
Fannie Mae, 0.22%, due 3/01/11	5,000,000	4,998,197
Federal Home Loan Bank, 0.155%, due 1/05/11	3,802,000	3,801,935
Federal Home Loan Bank, 0.16%, due 3/11/11	7,285,000	7,282,766
Federal Home Loan Bank, 0.23%, due 6/01/11	13,600,000	13,586,880
Federal Home Loan Bank, 0.2%, due 6/03/11	3,700,000	3,696,855
Freddie Mac, 0.2%, due 2/07/11	333,000	332,932
Freddie Mac, 0.165%, due 3/14/11	4,095,000	4,093,649
Freddie Mac, 0.17%, due 3/14/11	2,812,000	2,811,044
Freddie Mac, 0.18%, due 3/30/11	745,000	744,672
Freddie Mac, 0.3%, due 4/26/11	6,000,000	5,994,250

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$68,667,670

CERTIFICATES OF DEPOSIT – 7.9%
Major Banks – 7.9%
Abbey National Treasury Services PLC/US Branch, 0.28%, due 1/14/11	$4,630,000	$4,630,000
Abbey National Treasury Services PLC/US Branch, 0.3%, due 1/21/11	5,744,000	5,744,000
BNP Paribas/New York Branch, 0.69%, due 1/14/11	7,830,000	7,830,000
BNP Paribas/New York Branch, 0.29%, due 2/22/11	2,530,000	2,530,000
Royal Bank of Canada/Chicago Branch, 0.33%, due 6/07/11	6,130,000	6,130,000

Total Certificates of Deposit, at Amortized Cost and Value		$26,864,000

FLOATING RATE DEMAND NOTES – 2.5%
East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.22%, due 1/03/11	$2,800,000	$2,800,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.24%, due 1/03/11	3,200,000	3,200,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.22%, due 1/03/11	2,600,000	2,600,000

Total Floating Rate Demand Notes (Identified Cost, $8,600,000)		$8,600,000

5

MFS Money Market Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – 18.8%
Bank of America Corp., 0.15%, dated 12/31/10, due 1/03/11, total to be received $29,656,371 (secured by U.S. Treasury and Federal Agency obligations valued at $30,249,126 in a jointly traded account)	$29,656,000	$29,656,000
Goldman Sachs, 0.15%, dated 12/31/10, due 1/03/11, total to be received $34,307,429 (secured by U.S. Treasury and Federal Agency obligations valued at $34,993,272 in a jointly traded account)	34,307,000	34,307,000

Total Repurchase Agreements, at Cost		$63,963,000

Total Investments, at Amortized Cost and Value		$343,021,744

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(2,197,941)

Net Assets – 100.0%		$340,823,803

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

6

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments, at amortized cost and value	$279,058,744
Repurchase agreements, at cost and value	63,963,000
Total investments, at amortized cost and value	$343,021,744
Cash	119
Receivables for
Fund shares sold	654,893
Interest	33,030
Receivable from investment adviser	2,521
Other assets	10,581
Total assets		$343,722,888
Liabilities
Payable for fund shares reacquired	$2,843,251
Payable to affiliates
Investment adviser	2,931
Distribution and/or service fees	63
Administrative services fee	664
Payable for Trustees’ compensation	513
Accrued expenses and other liabilities	51,663
Total liabilities		$2,899,085
Net assets		$340,823,803
Net assets consist of
Paid-in capital	$341,047,614
Accumulated net realized gain (loss) on investments	(223,811)
Net assets		$340,823,803
Shares of beneficial interest outstanding		341,048,708

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$172,365,158	172,490,976	$1.00
Service Class	168,458,645	168,557,732	1.00

See Notes to Financial Statements

7

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Interest income		$990,019
Expenses
Management fee	$1,836,936
Distribution and/or service fees	444,222
Administrative services fee	129,611
Trustees’ compensation	52,545
Custodian fee	38,070
Shareholder communications	21,086
Auditing fees	29,408
Legal fees	7,378
Miscellaneous	35,728
Total expenses		$2,594,984
Fees paid indirectly	(176)
Reduction of expenses by investment adviser and distributor	(1,604,789)
Net expenses		$990,019
Net investment income		$0
Net realized gain (loss) on investment transactions		$732
Change in net assets from operations		$732

See Notes to Financial Statements

8

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$0	$90
Net realized gain (loss) on investments	732	—
Change in net assets from operations	$732	$90
Distributions declared to shareholders
From net investment income	$—	$(1,328)
Change in net assets from fund share transactions	$(57,798,897)	$(165,760,538)
Total change in net assets	$(57,798,165)	$(165,761,776)
Net assets
At beginning of period	398,621,968	564,383,744
At end of period	$340,823,803	$398,621,968

See Notes to Financial Statements

9

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	(w)	$0.02		$0.05		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00		(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00	(w)	$0.02		$0.05		$0.04
Less distributions declared to shareholders
From net investment income	$—		$(0.00	)(w)	$(0.02)		$(0.05)		$(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(s)	0.00		0.00	(x)	2.03		4.84		4.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59		0.60		0.59		0.55		0.59
Expenses after expense reductions (f)	0.27		0.33		0.57		N/A		N/A
Net investment income	0.00		0.00		2.02		4.73		4.52
Net assets at end of period (000 omitted)	$172,365		$206,513		$322,980		$320,807		$283,055

Service Class	Years ended 12/31
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00		$0.02		$0.04		$0.04
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00		(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.00		$0.02		$0.04		$0.04
Less distributions declared to shareholders
From net investment income	$—		$(0.00	)(w)	$(0.02)		$(0.04)		$(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(s)	0.00		0.00	(x)	1.80		4.58		4.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84		0.85		0.84		0.80		0.84
Expenses after expense reductions (f)	0.27		0.33		0.80		N/A		N/A
Net investment income	0.00		0.00		1.76		4.48		4.28
Net assets at end of period (000 omitted)	$168,459		$192,109		$241,404		$233,523		$163,515

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	Total return was less than 0.01%.

See Notes to Financial Statements

10

MFS Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short term securities	$—	$343,021,744	$—	$343,021,744

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no

11

MFS Money Market Portfolio

Notes to Financial Statements – continued

provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2010, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$—	$1,328

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$343,021,744
Capital loss carryforwards	(223,811)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/15	$(30,886)
12/31/16	(192,925)
Total	$(223,811)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$—	$1,030
Service Class	—	298
Total	$—	$1,328

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $500 million. This written agreement will continue until modified or rescinded by the fund’s shareholders. For the year ended December 31, 2010, the fund’s average daily net assets did not exceed $500 million and therefore, the management fee was not reduced. During the year ended December 31, 2010, MFS voluntarily waived receipt of $1,108,139 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2010, this voluntary waiver had the effect of reducing the management fee by 0.30% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.20% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval.

12

MFS Money Market Portfolio

Notes to Financial Statements – continued

The investment adviser has also agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $52,430 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. During the year ended December 31, 2010, MFD voluntarily waived receipt of $444,222 of the fund’s distribution and/or service fees in order to avoid a negative yield. For the year ended December 31, 2010, this voluntary waiver had the effect of reducing the distribution and/or service fees by 0.25% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2010 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0353% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,265 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $4,094,870,100 and $4,102,835,656, respectively.

13

MFS Money Market Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	38,129,471	$38,129,471	43,373,549	$43,373,550
Service Class	52,206,382	52,206,383	66,446,136	66,446,135
	90,335,853	$90,335,854	109,819,685	$109,819,685
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	1,028	$1,028
Service Class	—	—	298	298
	—	$—	1,326	$1,326
Shares reacquired
Initial Class	(72,278,062)	$(72,278,062)	(159,840,114)	$(159,840,114)
Service Class	(75,856,689)	(75,856,689)	(115,741,435)	(115,741,435)
	(148,134,751)	$(148,134,751)	(275,581,549)	$(275,581,549)
Net change
Initial Class	(34,148,591)	$(34,148,591)	(116,465,537)	$(116,465,536)
Service Class	(23,650,307)	(23,650,306)	(49,295,001)	(49,295,002)
	(57,798,898)	$(57,798,897)	(165,760,538)	$(165,760,538)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $4,117 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

14

MFS Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

15

MFS Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

16

MFS Money Market Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

17

MFS Money Market Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Edward O’Dette

18

MFS Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

19

MFS Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on average daily net assets over $500 million on a permanent basis, requiring shareholder approval for any modification or termination, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

20

MFS Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

21

MFS Money Market Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/10

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.3%
Danaher Corp.	4.1%
Cisco Systems, Inc.	3.7%
Accenture Ltd., “A”	3.4%
Apple, Inc.	3.3%
International Business Machines Corp.	3.1%
Schlumberger Ltd.	2.8%
United Technologies Corp.	2.7%
Colgate-Palmolive Co.	2.6%
Visa, Inc., “A”	2.6%

Equity sectors
Technology	25.5%
Health Care	13.9%
Consumer Staples	12.0%
Financial Services	10.3%
Special Products & Services	10.0%
Industrial Goods & Services	7.6%
Energy	7.4%
Retailing	7.1%
Basic Materials	3.3%
Leisure	1.7%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (the “fund”) provided a total return of 13.15%, while Service Class shares of the fund provided a total return of 12.83%. These compare with a return of 16.71% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

A combination of security selection and an overweight position in the financial services sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. Credit card companies, Visa and Mastercard, were among the fund’s top detractors over the reporting period. Shares of both declined sharply after the Federal Reserve released a debit interchange proposal that would substantially reduce debit card transaction fees. The Fed’s proposals on debit network exclusivity also created uncertainty surrounding the companies’ future market share and revenues. The fund’s ownership in shares of brokerage firm Charles Schwab and diversified financial services firm Bank of New York Mellon also weighed on relative returns.

Individual securities in other sectors that detracted from relative results included network equipment company Cisco Systems and business information provider Dun & Bradstreet. Elsewhere, our ownership in shares of medical equipment company DENTSPLY International, Inc., household products maker Colgate-Palmolive, and medical device maker Medtronic weighed on relative returns. Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance. Additionally, our underweight position in computer and personal electronics maker Apple hurt relative performance as this benchmark holding performed well in 2010.

Contributors to Performance

Security selection in the energy sector contributed to relative returns during the reporting period. The fund’s ownership in shares of oil and gas drilling equipment manufacturer National-Oilwell Varco (b) and oil field services company Schlumberger supported relative returns. Shares of Schlumberger appreciated after the company reported better-than-expected earnings results. Increased international demand and continued strength in crude oil prices contributed to the stock’s price increase.

Individual securities in other sectors that aided relative results included enterprise software products maker Oracle, athletic shoes and apparel manufacturer NIKE, and luxury goods company LVMH Moët Hennessy Louis Vuitton (b) (France). Not owning shares of poor-performing software giant Microsoft also contributed to relative returns.

Elsewhere, holdings of food company Mead Johnson Nutrition, brewer Companhia de Bebidas da Americas (b)(h) (Brazil), and agrichemical products company Monsanto were top relative contributors. Our ownership in shares of industrial manufacturer Danaher also aided relative results.

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

During the reporting period, the fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The total return of the fund includes proceeds from a non-recurring litigation settlement received during the reporting period, which if excluded would have resulted in a lower total return.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	13.15%	3.64%	(0.92)%	N/A
Service Class	8/24/01	12.83%	3.38%	N/A	1.90%

Comparative benchmark
Russell 1000 Growth Index (f)		16.71%	3.75%	0.02%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Included in the Initial Class and Service Class total returns for the year ended December 31, 2010 are proceeds received from a non-recurring litigation settlement against Tyco International Ltd. Had these proceeds not been included, the 1-year total returns would have each been lower by approximately 0.63%.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Massachusetts Investors Growth Stock Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.82%	$1,000.00	$1,238.35	$4.63
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$1,236.64	$6.03
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 3.1%
Precision Castparts Corp.	14,390	$2,003,230
United Technologies Corp.	169,530	13,345,402

		$15,348,632

Alcoholic Beverages – 2.0%
Companhia de Bebidas das Americas, ADR	119,100	$3,695,673
Diageo PLC	344,202	6,359,244

		$10,054,917

Apparel Manufacturers – 2.6%
LVMH Moet Hennessy Louis Vuitton S.A.	34,114	$5,611,703
NIKE, Inc., “B”	86,170	7,360,641

		$12,972,344

Broadcasting – 0.4%
Omnicom Group, Inc.	39,930	$1,828,794

Brokerage & Asset Managers – 4.5%
Charles Schwab Corp.	473,710	$8,105,178
CME Group, Inc.	26,490	8,523,158
Franklin Resources, Inc.	52,510	5,839,637

		$22,467,973

Business Services – 10.0%
Accenture Ltd., “A”	349,110	$16,928,344
Automatic Data Processing, Inc.	30,600	1,416,168
Dun & Bradstreet Corp.	137,440	11,282,450
MSCI, Inc., “A” (a)	224,340	8,740,286
Verisk Analytics, Inc., “A” (a)	278,730	9,499,118
Western Union Co.	115,510	2,145,021

		$50,011,387

Cable TV – 1.3%
DIRECTV, “A” (a)	159,300	$6,360,849

Chemicals – 1.2%
Monsanto Co.	83,170	$5,791,959

Computer Software – 5.6%
Autodesk, Inc. (a)	167,440	$6,396,208
Oracle Corp. (s)	691,380	21,640,194

		$28,036,402

Computer Software – Systems – 9.1%
Apple, Inc. (a)	51,140	$16,495,718
EMC Corp. (a)	243,730	5,581,417
Hewlett-Packard Co.	189,750	7,988,475
International Business Machines Corp.	105,840	15,533,078

		$45,598,688

Consumer Products – 5.8%
Church & Dwight Co., Inc.	82,060	$5,663,781
Colgate-Palmolive Co.	164,230	13,199,165
Procter & Gamble Co.	153,461	9,872,146

		$28,735,092

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 4.5%
Danaher Corp. (s)	431,940	$20,374,610
W.W. Grainger, Inc.	16,990	2,346,489

		$22,721,099

Electronics – 4.7%
Microchip Technology, Inc.	280,120	$9,582,905
Samsung Electronics Co. Ltd., GDR	6,502	2,743,194
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	904,443	11,341,715

		$23,667,814

Energy – Integrated – 2.5%
Chevron Corp.	46,000	$4,197,500
Exxon Mobil Corp.	71,610	5,236,123
Hess Corp.	38,560	2,951,382

		$12,385,005

Food & Beverages – 4.2%
Groupe Danone	114,872	$7,217,732
Mead Johnson Nutrition Co., “A”	42,230	2,628,818
PepsiCo, Inc.	167,890	10,968,254

		$20,814,804

Food & Drug Stores – 0.9%
CVS Caremark Corp.	132,007	$4,589,883

General Merchandise – 2.8%
Kohl’s Corp. (a)	133,130	$7,234,284
Target Corp.	113,450	6,821,749

		$14,056,033

Internet – 2.4%
eBay, Inc. (a)	99,760	$2,776,321
Google, Inc., “A” (a)	15,920	9,456,002

		$12,232,323

Major Banks – 2.2%
Bank of New York Mellon Corp.	80,155	$2,420,681
State Street Corp.	185,710	8,605,801

		$11,026,482

Medical & Health Technology & Services – 1.4%
Medco Health Solutions, Inc. (a)	31,880	$1,953,288
Patterson Cos., Inc.	120,850	3,701,636
VCA Antech, Inc. (a)	62,300	1,450,967

		$7,105,891

Medical Equipment – 9.4%
Becton, Dickinson & Co.	76,550	$6,470,006
DENTSPLY International, Inc.	300,410	10,265,010
Medtronic, Inc.	180,820	6,706,614
St. Jude Medical, Inc. (a)	59,000	2,522,250
Synthes, Inc.	34,378	4,643,788
Thermo Fisher Scientific, Inc. (a)	233,500	12,926,560

8

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
Waters Corp. (a)	46,870	$3,642,268

		$47,176,496

Metals & Mining – 0.9%
BHP Billiton Ltd., ADR	47,190	$4,384,895

Network & Telecom – 3.7%
Cisco Systems, Inc. (a)(s)	908,287	$18,374,646

Oil Services – 4.9%
National Oilwell Varco, Inc.	154,070	$10,361,208
Schlumberger Ltd.	167,530	13,988,755

		$24,349,963

Other Banks & Diversified Financials – 3.6%
MasterCard, Inc., “A”	22,340	$5,006,617
Visa, Inc., “A”	184,990	13,019,596

		$18,026,213

Pharmaceuticals – 3.1%
Abbott Laboratories	86,380	$4,138,466
Allergan, Inc.	43,420	2,981,651
Johnson & Johnson	137,630	8,512,416

		$15,632,533

Specialty Chemicals – 1.2%
Praxair, Inc.	64,840	$6,190,275

Specialty Stores – 0.8%
Staples, Inc.	172,900	$3,936,933

Total Common Stocks (Identified Cost, $435,370,463)		$493,878,325

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.2%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	5,979,449	$5,979,449

Total Investments (Identified Cost, $441,349,912)		$499,857,774

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(218,124)

Net Assets – 100.0%		$499,639,650

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $171,421. At December 31, 2010, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $435,370,463)	$493,878,325
Underlying funds, at cost and value	5,979,449
Total investments, at value (identified cost, $441,349,912)	$499,857,774
Receivables for
Fund shares sold	188,905
Interest and dividends	277,067
Receivable from investment adviser	42,577
Other assets	14,514
Total assets		$500,380,837
Liabilities
Payable for fund shares reacquired	$629,404
Payable to affiliates
Investment adviser	20,594
Distribution and/or service fees	957
Administrative services fee	964
Payable for Trustees’ compensation	623
Accrued expenses and other liabilities	88,645
Total liabilities		$741,187
Net assets		$499,639,650
Net assets consist of
Paid-in capital	$552,254,523
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	58,518,470
Accumulated net realized gain (loss) on investments and foreign currency transactions	(113,635,453)
Undistributed net investment income	2,502,110
Net assets		$499,639,650
Shares of beneficial interest outstanding		43,760,715

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$429,925,381	37,613,815	$11.43
Service Class	69,714,269	6,146,900	11.34

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$6,819,810
Interest	18,347
Dividends from underlying funds	10,404
Foreign taxes withheld	(146,723)
Total investment income		$6,701,838
Expenses
Management fee	$3,675,503
Distribution and/or service fees	181,148
Administrative services fee	171,973
Trustees’ compensation	69,813
Custodian fee	91,608
Shareholder communications	97,602
Auditing fees	44,217
Legal fees	7,502
Miscellaneous	43,326
Total expenses		$4,382,692
Fees paid indirectly	(31)
Reduction of expenses by investment adviser	(176,815)
Net expenses		$4,205,846
Net investment income		$2,495,992
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$43,641,163
Foreign currency transactions	7,779
Net realized gain (loss) on investments and foreign currency transactions		$43,648,942
Change in unrealized appreciation (depreciation)
Investments	$12,940,699
Translation of assets and liabilities in foreign currencies	3,932
Net unrealized gain (loss) on investments and foreign currency translation		$12,944,631
Net realized and unrealized gain (loss) on investments and foreign currency		$56,593,573
Change in net assets from operations		$59,089,565

(s)	Realized gain (loss) on investment transactions includes proceeds received from a non-recurring cash settlement in the amount of $2,471,274 from a litigation settlement against Tyco International Ltd.

See Notes to Financial Statements

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MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$2,495,992	$1,345,349
Net realized gain (loss) on investments and foreign currency transactions	43,648,942	(9,155,747)
Net unrealized gain (loss) on investments and foreign currency translation	12,944,631	86,000,243
Change in net assets from operations	$59,089,565	$78,189,845
Distributions declared to shareholders
From net investment income	$(1,353,058)	$(1,718,063)
Change in net assets from fund share transactions	$(86,698,840)	$246,693,529
Total change in net assets	$(28,962,333)	$323,165,311
Net assets
At beginning of period	528,601,983	205,436,672
At end of period (including undistributed net investment income of $2,502,110 and $1,351,397, respectively)	$499,639,650	$528,601,983

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.13	$7.30	$11.69	$10.52	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.06	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.27	2.85	(4.39)	1.16	0.72
Total from investment operations	$1.33	$2.90	$(4.33)	$1.21	$0.75
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.07)	$(0.06)	$(0.04)	$(0.01)
Net asset value, end of period	$11.43	$10.13	$7.30	$11.69	$10.52
Total return (%) (k)(r)(s)	13.15	40.14	(37.22)	11.53	7.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.86	0.84	0.82
Expenses after expense reductions (f)	0.82	0.82	0.83	0.83	N/A
Net investment income	0.55	0.62	0.62	0.48	0.34
Portfolio turnover	45	53	42	62	72
Net assets at end of period (000 omitted)	$429,925	$448,333	$145,858	$309,208	$336,383

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.06	$7.24	$11.59	$10.43	$9.71
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.04	$0.04	$0.02	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.26	2.82	(4.36)	1.15	0.71
Total from investment operations	$1.29	$2.86	$(4.32)	$1.17	$0.72
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.04)	$(0.03)	$(0.01)	$—
Net asset value, end of period	$11.34	$10.06	$7.24	$11.59	$10.43
Total return (%) (k)(r)(s)	12.83	39.78	(37.35)	11.26	7.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.12	1.11	1.09	1.07
Expenses after expense reductions (f)	1.07	1.07	1.08	1.08	N/A
Net investment income	0.30	0.43	0.37	0.19	0.09
Portfolio turnover	45	53	42	62	72
Net assets at end of period (000 omitted)	$69,714	$80,269	$59,579	$119,324	$88,696

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.63%.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$493,878,325	$—	$—	$493,878,325
Mutual Funds	5,979,449	—	—	5,979,449
Total Investments	$499,857,774	$—	$—	$499,857,774

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. On September 6, 2010, the fund received $2,471,274 from a non-recurring litigation settlement against Tyco International Ltd.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$1,353,058	$1,718,063

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$443,859,468
Gross appreciation	73,604,063
Gross depreciation	(17,605,757)
Net unrealized appreciation (depreciation)	$55,998,306
Undistributed ordinary income	2,502,110
Capital loss carryforwards	(111,125,897)
Other temporary differences	10,608

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/15	$(43,030,094)
12/31/16	(59,160,964)
12/31/17	(8,934,839)
Total	$(111,125,897)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 and December 4, 2009 in connection with the MFS Strategic Growth Series merger and MFS Capital Appreciation Portfolio merger, respectively, may be limited in a given year.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$1,281,103	$1,377,328
Service Class	71,955	340,735
Total	$1,353,058	$1,718,063

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement will continue until modified or rescinded by the fund’s shareholders. For the year ended December 31, 2010, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that the total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $176,815 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0351% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC,

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,324 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $206,306,357 and $286,318,975, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	260,261	$2,595,367	664,081	$5,131,553
Service Class	191,998	1,918,108	220,773	1,660,218
	452,259	$4,513,475	884,854	$6,791,771
Shares issued in connection with acquisition of MFS Capital Appreciation Portfolio
Initial Class			27,551,763	$273,589,013
Service Class			1,622,091	15,994,679
			29,173,854	$289,583,692
Shares issued to shareholders in reinvestment of distributions
Initial Class	119,617	$1,281,103	183,889	$1,377,328
Service Class	6,756	71,955	45,736	340,735
	126,373	$1,353,058	229,625	$1,718,063
Shares reacquired
Initial Class	(7,026,510)	$(71,724,639)	(4,110,630)	$(33,784,807)
Service Class	(2,033,549)	(20,840,734)	(2,135,944)	(17,615,190)
	(9,060,059)	$(92,565,373)	(6,246,574)	$(51,399,997)
Net change
Initial Class	(6,646,632)	$(67,848,169)	24,289,103	$246,313,087
Service Class	(1,834,795)	(18,850,671)	(247,344)	380,442
	(8,481,427)	$(86,698,840)	24,041,759	$246,693,529

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $5,518 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,308,898	93,712,731	(92,042,180)	5,979,449

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$10,404	$5,979,449

(8)	Acquisitions

At close of business on December 4, 2009, the fund with net assets of $237,649,679, acquired all of the assets and liabilities of MFS Capital Appreciation Portfolio. The purpose of the transaction was to provide shareholders of the MFS Capital Appreciation Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 29,173,854 shares of the fund (valued at $289,583,692) for all of the assets and liabilities of MFS Capital Appreciation Portfolio. MFS Capital Appreciation Portfolio then distributed the shares of the fund that MFS Capital Appreciation Portfolio received from the fund to its shareholders. MFS Capital Appreciation Portfolio’s net assets on that date were $289,583,692, including investments valued at $290,620,865 with a cost basis of $265,631,184. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Capital Appreciation Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the fund’s pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income	$ 3,042,938
Net realized and unrealized gain (loss) on investments and foreign currency transactions	157,830,440
Change in net assets from operations	$160,873,378

19

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

21

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

22

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

23

MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year and five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

24

MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on average daily net assets over $1 billion on a permanent basis, requiring shareholder approval for any modification or termination, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS Massachusetts Investors Growth Stock Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® New Discovery Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
NWD-ANN

MFS® NEW DISCOVERY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS New Discovery Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Owens Corning	1.8%
FleetCor Technologies, Inc.	1.8%
Citi Trends, Inc.	1.7%
Brookdale Senior Living, Inc.	1.7%
Universal Forest Products, Inc.	1.5%
Dresser-Rand Group, Inc.	1.5%
Regal Beloit Corp.	1.5%
Forest Oil Corp.	1.5%
Stifel Financial Corp.	1.4%
Teradyne, Inc.	1.4%

Equity sectors
Technology	28.4%
Health Care	17.1%
Special Products & Services	8.1%
Financial Services	7.3%
Retailing	7.1%
Industrial Goods & Services	6.2%
Energy	6.0%
Leisure	4.8%
Autos & Housing	4.8%
Basic Materials	4.6%
Transportation	3.3%
Consumer Staples	1.1%
Utilities & Communications	0.8%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS New Discovery Portfolio (the “fund”) provided a total return of 36.58%, while Service Class shares of the fund provided a total return of 36.21%. These compare with a return of 29.09% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Security selection in the health care sector contributed to performance relative to the Russell 2000 Growth Index. The fund’s ownership in shares of strong-performing dialysis product manufacturer NxStage Medical and medical device company Dexcom boosted relative returns. Nxstage Medical reported increases in its revenue led by their critical and chronic care divisions. Management attributed the appreciation to increased patient density gaining traction in the market and the company’s focus on cost reduction.

Stock selection in the industrial goods & services sector also contributed to relative returns. Top relative contributors included holdings of industrial machinery manufacturer Bucyrus International (b)(h) and electrical components and equipment manufacturer Sensata Technologies (b) (Netherlands). Shares of Sensata appreciated following growth in key areas such as fuel sensors and its business in emerging markets. The company also increased their exposure in Asia and Europe through their acquisition of Honeywell’s automotive sensor business.

Favorable security selection in the basic materials sector was another positive factor for performance. Holdings of Australian mining company Iluka Resources Ltd. (b)(h) and diversified metals and mining company Molycorp Inc. (h) were top contributors.

Elsewhere, the fund’s holdings of network storage products company F5 Networks (b), digital products manufacturer ARM (b) (United Kingdom), and communications and data services provider Acme Packet (h) were all top relative contributors. The fund’s overweight position in shares of internet software and services provider Constant Contact was another positive factor.

During the reporting period, the fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Stock selection in the retailing sector detracted from the fund’s relative performance. Within this sector, urban fashion apparel retailer Citi Trends and computer and electronics retailer hhgregg were top relative detractors. Citi Trends’ shares came under pressure we believe as the company reported revenue that fell short of expectations. The company experienced weaker-than-expected revenue due to reductions in unemployment benefits which directly affected their core market.

In the transportation sector, security selection was a negative for relative returns. The fund’s ownership in shares of poor-performing marine ports and services operator Aegean Marine (b) (Greece) detracted from relative results.

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MFS New Discovery Portfolio

Management Review – continued

Security selection in the energy sector also detracted from relative returns. Holdings of oil-focused exploration and production company Cobalt International Energy (b)(h) dampened returns as the stock underperformed the benchmark over the reporting period.

Elsewhere, health care equipment manufacturer Dynavox and semiconductor manufacturer Silicon Labs (b) weakened relative returns. The fund’s ownership in shares of health care equipment manufacturer Thoratec, healthcare technology provider Athenahealth (h), and managed health care facilitator IPC The Hospitalist also detracted from relative returns. The timing of our transactions in communications equipment provider Polycom (h) was another negative factor for performance as the fund missed some of the stock’s positive price gains during the reporting period.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	36.58%	9.32%	4.20%	N/A
Service Class	8/24/01	36.21%	9.04%	N/A	5.41%

Comparative benchmark
Russell 2000 Growth Index (f)		29.09%	5.30%	3.78%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.95%	$1,000.00	$1,336.44	$5.59
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class	Actual	1.20%	$1,000.00	$1,334.07	$7.06
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Apparel Manufacturers – 0.4%
Pandora A/S (a)	9,190	$553,570
Stella International Holdings	85,500	170,498

		$724,068

Biotechnology – 2.4%
Alimera Sciences, Inc. (a)	23,520	$244,138
Anacor Pharmaceuticals, Inc. (a)	124,140	666,632
Gen-Probe, Inc. (a)	43,230	2,522,471
Human Genome Sciences, Inc. (a)	15,270	364,800
Pacific Biosciences of California, Inc. (a)	49,530	788,022

		$4,586,063

Broadcasting – 0.7%
QuinStreet, Inc. (a)	70,320	$1,350,847

Brokerage & Asset Managers – 1.4%
Stifel Financial Corp. (a)	44,096	$2,735,716

Business Services – 5.7%
Concur Technologies, Inc. (a)	37,030	$1,922,968
Constant Contact, Inc. (a)	47,810	1,481,632
CoStar Group, Inc. (a)	12,030	692,447
FleetCor Technologies, Inc. (a)	113,650	3,514,058
MSCI, Inc., “A” (a)	38,820	1,512,427
Ultimate Software Group, Inc. (a)	10,340	502,834
Verisk Analytics, Inc., “A” (a)	42,230	1,439,198

		$11,065,564

Chemicals – 1.0%
Nalco Holding Co.	58,440	$1,866,574

Computer Software – 7.6%
ANSYS, Inc. (a)	27,320	$1,422,552
Ariba, Inc. (a)	80,960	1,901,750
Autonomy Corp. PLC (a)	112,694	2,644,302
Blackboard, Inc. (a)	57,790	2,386,727
CommVault Systems, Inc. (a)	42,640	1,220,357
Nuance Communications, Inc. (a)	122,625	2,229,323
SolarWinds, Inc. (a)	87,550	1,685,338
SuccessFactors, Inc. (a)	46,580	1,348,957

		$14,839,306

Computer Software – Systems – 3.8%
IntraLinks Holdings, Inc. (a)	88,660	$1,658,829
PROS Holdings, Inc. (a)	118,800	1,353,132
Qlik Technologies, Inc. (a)	51,070	1,318,117
SciQuest, Inc. (a)	130,880	1,702,749
Verifone Systems, Inc. (a)	36,660	1,413,610

		$7,446,437

Construction – 4.8%
Beacon Roofing Supply, Inc. (a)	53,080	$948,540
NVR, Inc. (a)	3,950	2,729,529
Owens Corning (a)	114,560	3,568,544
Pulte Homes, Inc. (a)	269,810	2,028,971

		$9,275,584

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 2.0%
Anhanguera Educacional Participacoes S.A.	41,900	$1,009,639
Capella Education Co. (a)	22,840	1,520,687
Strayer Education, Inc.	9,070	1,380,635

		$3,910,961

Electrical Equipment – 1.8%
Mettler-Toledo International, Inc. (a)	7,670	$1,159,781
Sensata Technologies Holding B.V. (a)	77,360	2,329,310

		$3,489,091

Electronics – 11.4%
Aeroflex Holding Corp. (a)	67,980	$1,118,271
ARM Holdings PLC	217,525	1,435,593
DynaVox, Inc., “A” (a)	155,130	795,817
Fabrinet (a)	95,700	2,057,550
Hittite Microwave Corp. (a)	29,640	1,809,226
Inphi Corp. (a)	79,270	1,592,534
Lam Research Corp. (a)	16,760	867,833
Monolithic Power Systems, Inc. (a)	148,580	2,454,542
NetLogic Microsystems, Inc. (a)	71,130	2,234,193
PMC-Sierra, Inc. (a)	234,520	2,014,527
Silicon Laboratories, Inc. (a)	42,420	1,952,168
Stratasys, Inc. (a)	35,740	1,166,554
Teradyne, Inc. (a)	194,540	2,731,342

		$22,230,150

Energy – Independent – 4.5%
Cabot Oil & Gas Corp.	37,070	$1,403,100
Forest Oil Corp. (a)	74,690	2,835,979
Petrohawk Energy Corp. (a)	139,490	2,545,693
QEP Resources, Inc.	54,470	1,977,806

		$8,762,578

Food & Beverages – 1.1%
Green Mountain Coffee Roasters, Inc. (a)	66,240	$2,176,646

Forest & Paper Products – 1.5%
Universal Forest Products, Inc.	77,050	$2,997,245

Gaming & Lodging – 1.6%
Morgans Hotel Group Co. (a)	193,110	$1,751,508
WMS Industries, Inc. (a)	28,330	1,281,649

		$3,033,157

Insurance – 1.3%
Brazil Insurance Participacoes e Administracao S.A. (a)	2,200	$2,624,096

Internet – 2.7%
GSI Commerce, Inc. (a)	84,990	$1,971,768
OpenTable, Inc. (a)	7,460	525,781
Shutterfly, Inc. (a)	40,320	1,412,410
TechTarget, Inc. (a)	174,100	1,380,613

		$5,290,572

7

MFS New Discovery Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Leisure & Toys – 0.2%
Whistler Blackcomb Holdings, Inc. (a)(z)	40,100	$490,008

Machinery & Tools – 4.4%
Douglas Dynamics, Inc.	35,170	$532,826
Finning International, Inc.	52,480	1,429,833
Flowserve Corp.	12,170	1,450,907
Polypore International, Inc. (a)	23,620	962,043
Regal Beloit Corp.	43,250	2,887,370
WABCO Holdings, Inc. (a)	22,640	1,379,455

		$8,642,434

Medical & Health Technology & Services – 8.3%
Allscripts Healthcare Solutions, Inc. (a)	115,420	$2,224,143
Amedisys, Inc. (a)	51,970	1,740,995
Brookdale Senior Living, Inc. (a)	159,020	3,404,618
Cerner Corp. (a)	24,140	2,287,024
DaVita, Inc. (a)	19,890	1,382,156
Gentiva Health Services, Inc. (a)	83,060	2,209,396
Healthcare Services Group, Inc.	62,082	1,010,074
IDEXX Laboratories, Inc. (a)	19,436	1,345,360
IPC The Hospitalist Co., Inc. (a)	14,370	560,574

		$16,164,340

Medical Equipment – 6.0%
DexCom, Inc. (a)	163,300	$2,229,045
Heartware International, Inc. (a)	10,240	896,717
Intuitive Surgical, Inc. (a)	6,510	1,677,953
Masimo Corp.	52,050	1,513,094
NxStage Medical, Inc. (a)	64,800	1,612,224
Thoratec Corp. (a)	66,780	1,891,210
Volcano Corp. (a)	31,150	850,707
Zoll Medical Corp. (a)	26,100	971,703

		$11,642,653

Metals & Mining – 0.5%
Globe Specialty Metals, Inc.	53,870	$920,638

Network & Telecom – 2.9%
Ciena Corp. (a)	84,710	$1,783,146
F5 Networks, Inc. (a)	10,100	1,314,616
Fortinet, Inc. (a)	41,740	1,350,289
Riverbed Technology, Inc. (a)	34,540	1,214,772

		$5,662,823

Oil Services – 1.5%
Dresser-Rand Group, Inc. (a)	68,930	$2,935,729

Other Banks & Diversified Financials – 3.8%
Cathay General Bancorp, Inc.	76,140	$1,271,529
First Interstate BancSystem, Inc.	81,530	1,242,517
Metro Bancorp, Inc. (a)	115,310	1,269,563
PacWest Bancorp	58,510	1,250,944
Sterling Bancshares, Inc.	147,230	1,033,555
TCF Financial Corp.	92,810	1,374,516

		$7,442,624

Pharmaceuticals – 0.4%
Auxilium Pharmaceuticals, Inc. (a)	38,640	$815,304

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Precious Metals & Minerals – 0.8%
Stillwater Mining Co. (a)	77,720	$1,659,322

Railroad & Shipping – 2.2%
Aegean Marine Petroleum Network, Inc.	218,900	$2,283,127
Kansas City Southern Co. (a)	41,010	1,962,739

		$4,245,866

Real Estate – 0.8%
Chesapeake Lodging Trust, REIT	39,280	$738,857
Pebblebrook Hotel Trust, REIT	41,510	843,483

		$1,582,340

Restaurants – 2.3%
P.F. Chang’s China Bistro, Inc.	51,720	$2,506,351
Peet’s Coffee & Tea, Inc. (a)	22,860	954,176
Red Robin Gourmet Burgers, Inc. (a)	48,180	1,034,425

		$4,494,952

Special Products & Services – 0.4%
PICO Holdings, Inc. (a)	25,180	$800,724

Specialty Chemicals – 0.8%
Rockwood Holdings, Inc. (a)	38,020	$1,487,342

Specialty Stores – 6.7%
Blue Nile, Inc. (a)	33,080	$1,887,545
Citi Trends, Inc. (a)	138,930	3,410,732
hhgregg, Inc. (a)	123,500	2,587,325
Monro Muffler Brake, Inc.	38,440	1,329,640
Rue21, Inc. (a)	45,340	1,328,915
Urban Outfitters, Inc. (a)	72,960	2,612,698

		$13,156,855

Telecommunications – Wireless – 0.8%
SBA Communications Corp. (a)	37,180	$1,522,149

Trucking – 1.1%
Swift Transportation Co. (a)	175,000	$2,189,250

Total Common Stocks (Identified Cost, $176,913,835)		$194,260,008

	Strike Price	First Exercise

WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $70,840) (a)(z)	$6.57	5/08/07	50,440	$5

MONEY MARKET FUNDS (v) – 0.2%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value			334,228	$334,228

Total Investments (Identified Cost, $177,318,903)				$194,594,241

OTHER ASSETS, LESS LIABILITIES – 0.2%				425,979

Net Assets – 100.0%				$195,020,220

8

MFS New Discovery Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Castle Brands, Inc. (Warrant)	4/18/07	$70,840	$5
Whistler Blackcomb Holdings, Inc.	11/02/10	476,648	490,008
Total Restricted Securities			$490,013
% of Net Assets			0.3%

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $176,984,675)	$194,260,013
Underlying funds, at cost and value	334,228
Total investments, at value (identified cost, $177,318,903)	$194,594,241
Cash	48
Foreign currency, at value (identified cost, $48)	48
Receivables for
Investments sold	2,670,659
Fund shares sold	26,669
Dividends	35,034
Receivable from investment adviser	40,270
Other assets	6,046
Total assets		$197,373,015
Liabilities
Payables for
Investments purchased	$2,046,724
Fund shares reacquired	186,184
Payable to affiliates
Investment adviser	9,667
Distribution and/or service fees	1,476
Administrative services fee	388
Payable for Trustees’ compensation	197
Accrued expenses and other liabilities	108,159
Total liabilities		$2,352,795
Net assets		$195,020,220
Net assets consist of
Paid-in capital	$163,461,475
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	17,275,297
Accumulated net realized gain (loss) on investments and foreign currency transactions	14,283,448
Net assets		$195,020,220
Shares of beneficial interest outstanding		10,624,295

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$87,805,817	4,712,249	$18.63
Service Class	107,214,403	5,912,046	18.13

See Notes to Financial Statements

10

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment loss
Income
Dividends	$854,445
Interest	28,867
Dividends from underlying funds	1,347
Foreign taxes withheld	(4,208)
Total investment income		$880,451
Expenses
Management fee	$1,684,875
Distribution and/or service fees	269,728
Administrative services fee	67,611
Trustees’ compensation	25,695
Custodian fee	141,530
Shareholder communications	25,229
Auditing fees	71,655
Legal fees	7,199
Miscellaneous	22,968
Total expenses		$2,316,490
Fees paid indirectly	(24)
Reduction of expenses by investment adviser	(266,086)
Net expenses		$2,050,380
Net investment loss		$(1,169,929)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $160,872 country tax)	$60,306,337
Foreign currency transactions	(83,717)
Net realized gain (loss) on investments and foreign currency transactions		$60,222,620
Change in unrealized appreciation (depreciation)
Investments (net of $86,227 decrease in deferred country tax)	$62,322
Translation of assets and liabilities in foreign currencies	(168)
Net unrealized gain (loss) on investments and foreign currency translation		$62,154
Net realized and unrealized gain (loss) on investments and foreign currency		$60,284,774
Change in net assets from operations		$59,114,845

See Notes to Financial Statements

11

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment loss	$(1,169,929)	$(1,119,458)
Net realized gain (loss) on investments and foreign currency transactions	60,222,620	26,984,792
Net unrealized gain (loss) on investments and foreign currency translation	62,154	61,407,576
Change in net assets from operations	$59,114,845	$87,272,910
Change in net assets from fund share transactions	$(58,230,686)	$(57,934,600)
Total change in net assets	$884,159	$29,338,310
Net assets
At beginning of period	194,136,061	164,797,751
At end of period	$195,020,220	$194,136,061

See Notes to Financial Statements

12

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.64	$8.37	$16.24	$16.24	$14.35
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.05)	$(0.04)	$(0.08)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	5.06	5.32	(5.42)	0.52	1.98
Total from investment operations	$4.99	$5.27	$(5.46)	$0.44	$1.89
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(2.41)	$(0.44)	$—
Net asset value, end of period	$18.63	$13.64	$8.37	$16.24	$16.24
Total return (%) (k)(r)(s)	36.58	62.96	(39.57)	2.56	13.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.05	1.02	1.00	1.00
Expenses after expense reductions (f)	0.95	0.95	0.95	0.95	0.98
Net investment loss	(0.48)	(0.49)	(0.28)	(0.45)	(0.60)
Portfolio turnover	192	153	127	95	107
Net assets at end of period (000 omitted)	$87,806	$78,620	$59,861	$130,029	$163,825

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.31	$8.18	$15.97	$16.02	$14.19
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.07)	$(0.07)	$(0.12)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	4.93	5.20	(5.31)	0.51	1.96
Total from investment operations	$4.82	$5.13	$(5.38)	$0.39	$1.83
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(2.41)	$(0.44)	$—
Net asset value, end of period	$18.13	$13.31	$8.18	$15.97	$16.02
Total return (%) (k)(r)(s)	36.21	62.71	(39.76)	2.28	12.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.30	1.27	1.25	1.26
Expenses after expense reductions (f)	1.20	1.20	1.20	1.20	1.23
Net investment loss	(0.73)	(0.74)	(0.54)	(0.70)	(0.84)
Portfolio turnover	192	153	127	95	107
Net assets at end of period (000 omitted)	$107,214	$115,516	$104,937	$186,516	$181,468

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS New Discovery Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS New Discovery Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$180,722,625	$5	$—	$180,722,630
United Kingdom	4,079,895	—	—	4,079,895
Brazil	3,633,735	—	—	3,633,735
Greece	2,283,127	—	—	2,283,127
Canada	1,429,833	490,008	—	1,919,841
Australia	896,717	—	—	896,717
Denmark	553,570	—	—	553,570
Hong Kong	170,498	—	—	170,498
Mutual Funds	334,228	—	—	334,228
Total Investments	$194,104,228	$490,013	$—	$194,594,241

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS New Discovery Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The fund declared no distributions for the years ended December 31, 2010 and December 31, 2009.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$177,546,134
Gross appreciation	23,554,204
Gross depreciation	(6,506,097)
Net unrealized appreciation (depreciation)	$17,048,107
Undistributed ordinary income	10,183,223
Undistributed long-term capital gain	4,327,456
Other temporary differences	(41)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified or rescinded by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the year ended December 31, 2010, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.95% of average daily net assets for the Initial Class shares and 1.20% of average daily net

16

MFS New Discovery Portfolio

Notes to Financial Statements – continued

assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $266,086 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0361% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,174 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $355,087,587 and $413,861,560, respectively.

17

MFS New Discovery Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	158,454	$2,403,888	381,699	$3,641,700
Service Class	114,963	1,741,456	346,397	3,223,051
	273,417	$4,145,344	728,096	$6,864,751
Shares reacquired
Initial Class	(1,208,840)	$(18,597,077)	(1,775,010)	$(18,353,031)
Service Class	(2,880,973)	(43,778,953)	(4,493,420)	(46,446,320)
	(4,089,813)	$(62,376,030)	(6,268,430)	$(64,799,351)
Net change
Initial Class	(1,050,386)	$(16,193,189)	(1,393,311)	$(14,711,331)
Service Class	(2,766,010)	(42,037,497)	(4,147,023)	(43,223,269)
	(3,816,396)	$(58,230,686)	(5,540,334)	$(57,934,600)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $2,085 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,095,029	64,273,325	(65,034,126)	334,228

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,347	$334,228

18

MFS New Discovery Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS New Discovery Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

19

MFS New Discovery Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS New Discovery Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

21

MFS New Discovery Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

22

MFS New Discovery Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

MFS New Discovery Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS agreed to continue its waiver to reduce its advisory fee on average daily net assets over $2.5 billion, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS New Discovery Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

25

MFS New Discovery Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Growth Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/10

EGS-ANN

MFS® GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.8%
Danaher Corp.	2.8%
Google, Inc., “A”	2.8%
Oracle Corp.	2.4%
EMC Corp.	2.3%
Cisco Systems, Inc.	1.9%
Schlumberger Ltd.	1.8%
American Tower Corp., “A”	1.8%
Target Corp.	1.7%
Autodesk, Inc.	1.6%

Equity sectors
Technology	26.7%
Energy	11.4%
Industrial Goods & Services	9.2%
Leisure	8.8%
Retailing	8.1%
Financial Services	7.8%
Health Care	7.3%
Basic Materials	5.8%
Special Products & Services	5.7%
Consumer Staples	3.7%
Transportation	2.8%
Utilities & Communications	2.0%
Autos & Housing	0.2%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Growth Portfolio (the “fund”) provided a total return of 15.81%, while Service Class shares of the fund provided a total return of 15.50%. These compare with a return of 16.71% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Stock selection in the financial services sector hurt relative performance. Credit card companies, Visa and Mastercard, were among the fund’s top detractors over the reporting period. Shares of both companies declined sharply after the Federal Reserve released a debit interchange proposal that would substantially reduce debit card transaction fees. The Fed’s proposals on debit network exclusivity also created uncertainty surrounding the companies’ future market share and revenues.

Stock selection in the basic materials sector also had a negative impact on relative results. The fund’s underweight position in precious metals company Freeport-McMoRan and investment in agricultural products company Monsanto dampened relative returns. Shares of Monsanto declined during the first half of the reporting period on the company’s expected losses in sales and net income, due mostly to the repositioning of its Roundup product line. The company also lowered its 2010 earnings forecast and issued third quarter earnings guidance that was below market estimates.

Stock selection in the health care sector also detracted from relative performance. Generic drug manufacturer Teva Pharmaceutical Industries(b) (Israel) held back relative returns as the stock underperformed the benchmark. Shares of Teva declined after suffering two setbacks by U.S. regulators. First, regulators granted priority review to a competitor’s multiple sclerosis treatment drug which is viewed as a competitor to Teva’s copaxone drug. Second, the company failed to win U.S. approval for a medicine similar to another competing drug for fighting infections in chemotherapy.

Stocks in other sectors that detracted from relative results included internet search engine Google, animation film developer Dreamworks Animation (h), publishing software company Adobe Systems (h), and networking equipment maker Cisco Systems.

The fund’s cash position was also a detractor from relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the technology sector was a positive factor for relative performance. Not owning poor-performing software developer Microsoft boosted results. Holdings of network storage products company F5 Networks, internet software service provider Akamai Technologies (h), and internet infrastructure services provider Verisign also had a positive impact on relative returns. Shares of F5 Networks climbed higher as the company released strong earnings results, as well as earnings guidance for the fourth quarter of 2010 that exceeded expectations.

3

MFS Growth Portfolio

Management Review – continued

Elsewhere, oil and gas drilling equipment manufacturer National Oilwell Varco (b), industrial machinery manufacturer Bucyrus International (h), casino resort operator Las Vegas Sands, specialty retailer Limited Brands, engineering and construction services provider Fluor Corp., and biopharmaceutical company Alexion Pharmaceuticals also aided relative results. The stock price of National Oilwell Varco rose as the company posted better-than-expected earnings results stemming from high oil and gas demand across North America. In addition, the company boosted its quarterly dividend during the latter part of the reporting period.

The total return of the fund includes proceeds from a non-recurring litigation settlement received during the reporting period, which if excluded would have resulted in a lower total return.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/01/95	15.81%	5.54%	(0.87)%	N/A
Service Class	8/24/01	15.50%	5.27%	N/A	3.51%

Comparative benchmark
Russell 1000 Growth Index (f)		16.71%	3.75%	0.02%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Included in the Initial Class and Service Class total returns for the year ended December 31, 2010 are proceeds received from a non-recurring litigation settlement against Tyco International Ltd. Had these proceeds not been included the 1-year total returns would have each been lower by approximately 0.61%.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Growth Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.87%	$1,000.00	$1,266.67	$4.97
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$1,264.77	$6.39
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 3.3%
Goodrich Corp.	22,960	$2,022,083
Honeywell International, Inc.	29,470	1,566,625
Precision Castparts Corp.	14,090	1,961,469

		$5,550,177

Alcoholic Beverages – 0.6%
Diageo PLC	51,529	$952,015

Apparel Manufacturers – 0.7%
LVMH Moet Hennessy Louis Vuitton S.A.	2,017	$331,794
NIKE, Inc., “B”	11,010	940,474

		$1,272,268

Biotechnology – 1.6%
Alexion Pharmaceuticals, Inc. (a)	17,430	$1,403,987
Celgene Corp. (a)	16,740	990,004
Gilead Sciences, Inc. (a)	11,390	412,774

		$2,806,765

Broadcasting – 3.8%
Discovery Communications, Inc., “A” (a)	40,200	$1,676,340
Interpublic Group of Cos., Inc. (a)	80,480	854,698
Viacom, Inc., “B”	50,080	1,983,669
Walt Disney Co.	52,620	1,973,776

		$6,488,483

Brokerage & Asset Managers – 3.2%
Affiliated Managers Group, Inc. (a)	20,920	$2,075,682
Blackrock, Inc.	3,481	663,409
CME Group, Inc.	7,060	2,271,555
IntercontinentalExchange, Inc. (a)	4,330	515,920

		$5,526,566

Business Services – 4.4%
Accenture Ltd., “A”	33,370	$1,618,111
Cognizant Technology Solutions Corp., “A” (a)	24,430	1,790,475
Concur Technologies, Inc. (a)	6,930	359,875
FleetCor Technologies, Inc. (a)	12,180	376,606
MSCI, Inc., “A” (a)	44,490	1,733,330
Verisk Analytics, Inc., “A” (a)	45,530	1,551,662

		$7,430,059

Cable TV – 0.6%
Virgin Media, Inc.	38,430	$1,046,833

Chemicals – 2.3%
Celanese Corp.	26,100	$1,074,537
Ecolab, Inc.	12,600	635,292
Monsanto Co.	31,020	2,160,233

		$3,870,062

Computer Software – 6.9%
Ariba, Inc. (a)	7,200	$169,128
Autodesk, Inc. (a)	70,500	2,693,100
Check Point Software Technologies Ltd. (a)	15,270	706,390

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Citrix Systems, Inc. (a)	5,010	$342,734
Intuit, Inc. (a)	41,330	2,037,569
Oracle Corp.	130,230	4,076,199
VeriSign, Inc.	55,748	1,821,287

		$11,846,407

Computer Software – Systems – 9.7%
Apple, Inc. (a)(s)	25,650	$8,273,664
EMC Corp. (a)	172,010	3,939,029
International Business Machines Corp.	11,640	1,708,286
MICROS Systems, Inc. (a)	14,650	642,549
NetApp, Inc. (a)	13,770	756,799
Verifone Systems, Inc. (a)	33,140	1,277,878

		$16,598,205

Construction – 0.2%
Owens Corning (a)	13,620	$424,263

Consumer Products – 0.4%
Avon Products, Inc.	22,440	$652,106

Consumer Services – 1.3%
Anhanguera Educacional Participacoes S.A.	11,500	$277,108
Monster Worldwide, Inc. (a)	26,060	615,798
Sotheby’s	30,140	1,356,300

		$2,249,206

Electrical Equipment – 2.8%
Danaher Corp. (s)	102,010	$4,811,812

Electronics – 3.1%
Advanced Micro Devices, Inc. (a)	52,810	$431,986
ARM Holdings PLC	59,283	391,248
Broadcom Corp., “A”	40,700	1,772,485
First Solar, Inc. (a)(l)	3,920	510,149
Lam Research Corp. (a)	10,280	532,298
Linear Technology Corp.	14,920	516,083
Microchip Technology, Inc.	18,860	645,201
Teradyne, Inc. (a)	37,790	530,572

		$5,330,022

Energy – Independent – 4.7%
Cenovus Energy, Inc.	25,000	$831,000
Newfield Exploration Co. (a)	25,210	1,817,893
Noble Energy, Inc.	14,150	1,218,032
Occidental Petroleum Corp.	27,010	2,649,681
Southwestern Energy Co. (a)	8,760	327,887
Ultra Petroleum Corp. (a)	9,430	450,471
Whiting Petroleum Corp. (a)	5,930	694,937

		$7,989,901

Engineering – Construction – 1.6%
Fluor Corp.	40,350	$2,673,591

8

MFS Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 2.2%
Coca-Cola Co.	32,500	$2,137,525
Mead Johnson Nutrition Co., “A”	26,450	1,646,513

		$3,784,038

Food & Drug Stores – 0.5%
Whole Foods Market, Inc.	16,690	$844,347

Gaming & Lodging – 2.0%
Carnival Corp.	26,630	$1,227,909
Las Vegas Sands Corp. (a)	20,800	955,760
Marriott International, Inc., “A”	28,550	1,185,967

		$3,369,636

General Merchandise – 4.2%
Costco Wholesale Corp.	23,210	$1,675,994
Dollar General Corp. (a)	13,760	422,019
Kohl’s Corp. (a)	39,240	2,132,302
Target Corp.	47,750	2,871,208

		$7,101,523

Internet – 3.3%
eBay, Inc. (a)	11,500	$320,045
Google, Inc., “A” (a)(s)	7,980	4,739,881
OpenTable, Inc. (a)	8,210	578,641

		$5,638,567

Leisure & Toys – 0.5%
Hasbro, Inc.	17,630	$831,783

Machinery & Tools – 1.2%
Flowserve Corp.	13,330	$1,589,203
Polypore International, Inc. (a)	9,590	390,601

		$1,979,804

Major Banks – 1.7%
Goldman Sachs Group, Inc.	8,480	$1,425,997
JPMorgan Chase & Co.	35,640	1,511,849

		$2,937,846

Medical & Health Technology & Services – 1.9%
Cerner Corp. (a)	10,980	$1,040,245
Diagnosticos da America S.A.	25,100	340,211
IDEXX Laboratories, Inc. (a)	12,280	850,022
Stericycle, Inc. (a)	12,710	1,028,493

		$3,258,971

Medical Equipment – 2.6%
Becton, Dickinson & Co.	8,570	$724,336
Edwards Lifesciences Corp. (a)	5,710	461,596
ResMed, Inc. (a)	22,170	767,969
Thermo Fisher Scientific, Inc. (a)	44,260	2,450,234

		$4,404,135

Metals & Mining – 2.0%
BHP Billiton Ltd., ADR	16,270	$1,511,808
Freeport-McMoRan Copper & Gold, Inc.	1,550	186,140
Teck Resources Ltd., “B”	29,130	1,801,108

		$3,499,056

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 3.7%
Acme Packet, Inc. (a)	6,850	$364,146
Ciena Corp. (a)	20,450	430,473
Cisco Systems, Inc. (a)	162,660	3,290,612
F5 Networks, Inc. (a)	5,050	657,308
Juniper Networks, Inc. (a)	40,790	1,505,967

		$6,248,506

Oil Services – 6.7%
Cameron International Corp. (a)	43,440	$2,203,711
Halliburton Co.	34,600	1,412,718
National Oilwell Varco, Inc.	34,790	2,339,628
Schlumberger Ltd.	37,480	3,129,580
Weatherford International Ltd. (a)	100,070	2,281,596

		$11,367,233

Other Banks & Diversified Financials – 2.5%
MasterCard, Inc., “A”	8,000	$1,792,880
Visa, Inc., “A”	34,750	2,445,705

		$4,238,585

Pharmaceuticals – 1.2%
Allergan, Inc.	12,280	$843,268
Hospira, Inc. (a)	9,570	532,953
Teva Pharmaceutical Industries Ltd., ADR	13,850	722,001

		$2,098,222

Pollution Control – 0.3%
Republic Services, Inc.	17,740	$529,716

Precious Metals & Minerals – 0.5%
Goldcorp, Inc.	19,550	$898,909

Printing & Publishing – 0.8%
Lamar Advertising Co., “A” (a)	22,430	$893,611
Moody’s Corp.	19,390	514,611

		$1,408,222

Railroad & Shipping – 1.5%
Kansas City Southern Co. (a)	15,640	$748,530
Union Pacific Corp.	20,360	1,886,558

		$2,635,088

Real Estate – 0.4%
Jones Lang LaSalle, Inc.	9,050	$759,476

Restaurants – 1.1%
McDonald’s Corp.	20,130	$1,545,179
Panera Bread Co., “A” (a)	3,580	362,332

		$1,907,511

Specialty Chemicals – 1.0%
Airgas, Inc.	5,440	$339,782
Praxair, Inc.	14,330	1,368,085

		$1,707,867

Specialty Stores – 2.7%
Abercrombie & Fitch Co., “A”	18,180	$1,047,713
Amazon.com, Inc. (a)	9,800	1,764,000
Limited Brands, Inc.	33,240	1,021,465

9

MFS Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – continued
PetSmart, Inc.	13,330	$530,801
Tractor Supply Co.	4,080	197,839

		$4,561,818

Telecommunications – Wireless – 0.2%
NII Holdings, Inc. (a)	9,480	$423,377

Telephone Services – 1.8%
American Tower Corp., “A” (a)	60,095	$3,103,306

Tobacco – 0.5%
Philip Morris International, Inc.	14,700	$860,391

Trucking – 1.3%
Expeditors International of Washington, Inc.	28,290	$1,544,634
FedEx Corp.	6,420	597,124

		$2,141,758

Total Common Stocks (Identified Cost, $137,723,699)		$170,058,432

MONEY MARKET FUNDS (v) – 0.7%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	1,141,242	$1,141,242

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	301,874	$301,874

Total Investments (Identified Cost, $139,166,815)		$171,501,548

OTHER ASSETS, LESS LIABILITIES – (0.4)%		(646,935)

Net Assets – 100.0%		$170,854,613

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $531,268. At December 31, 2010, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $138,025,573)	$170,360,306
Underlying funds, at cost and value	1,141,242
Total investments, at value, including $293,726 of securities on loan (identified cost, $139,166,815)	$171,501,548
Cash	4,255
Receivable for interest and dividends	101,896
Other assets	5,314
Total assets		$171,613,013
Liabilities
Payables for
Investments purchased	$219,487
Fund shares reacquired	170,969
Collateral for securities loaned, at value	301,874
Payable to affiliates
Investment adviser	7,041
Distribution and/or service fees	193
Administrative services fee	341
Payable for Trustees’ compensation	184
Accrued expenses and other liabilities	58,311
Total liabilities		$758,400
Net assets		$170,854,613
Net assets consist of
Paid-in capital	$165,452,954
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	32,335,569
Accumulated net realized gain (loss) on investments and foreign currency transactions	(27,182,409)
Undistributed net investment income	248,499
Net assets		$170,854,613
Shares of beneficial interest outstanding		7,697,576

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$156,785,343	7,053,148	$22.23
Service Class	14,069,270	644,428	21.83

See Notes to Financial Statements

11

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$1,770,470
Interest	8,694
Dividends from underlying funds	5,909
Foreign taxes withheld	(13,132)
Total investment income		$1,771,941
Expenses
Management fee	$1,211,042
Distribution and/or service fees	33,040
Administrative services fee	58,754
Trustees’ compensation	22,433
Custodian fee	43,948
Shareholder communications	18,200
Auditing fees	39,305
Legal fees	7,190
Miscellaneous	19,960
Total expenses		$1,453,872
Fees paid indirectly	(15)
Net expenses		$1,453,857
Net investment income		$318,084
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$14,193,331
Foreign currency transactions	(68,547)
Net realized gain (loss) on investments and foreign currency transactions		$14,124,784
Change in unrealized appreciation (depreciation)
Investments	$9,292,440
Translation of assets and liabilities in foreign currencies	631
Net unrealized gain (loss) on investments and foreign currency translation		$9,293,071
Net realized and unrealized gain (loss) on investments and foreign currency		$23,417,855
Change in net assets from operations		$23,735,939

(s)	Realized gain (loss) on investment transactions includes proceeds received from a non-recurring cash settlement in the amount of $794,947 from a litigation settlement against Tyco International Ltd.

See Notes to Financial Statements

12

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$318,084	$138,089
Net realized gain (loss) on investments and foreign currency transactions	14,124,784	(8,750,988)
Net unrealized gain (loss) on investments and foreign currency translation	9,293,071	56,941,221
Change in net assets from operations	$23,735,939	$48,328,322
Distributions declared to shareholders
From net investment income	$(127,589)	$(381,689)
Change in net assets from fund share transactions	$(22,395,996)	$(23,251,969)
Total change in net assets	$1,212,354	$24,694,664
Net assets
At beginning of period	169,642,259	144,947,595
At end of period (including undistributed net investment income of $248,499 and $126,551, respectively)	$170,854,613	$169,642,259

See Notes to Financial Statements

13

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.21	$13.99	$22.37	$18.45	$17.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.02	$0.04	$0.04	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	3.00	5.24	(8.37)	3.88	1.39
Total from investment operations	$3.04	$5.26	$(8.33)	$3.92	$1.37
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)	$(0.05)	$—	$—
Net asset value, end of period	$22.23	$19.21	$13.99	$22.37	$18.45
Total return (%) (k)(s)	15.81	37.74	(37.33)	21.25	8.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.88	0.89	0.88	0.84	0.83
Net investment income (loss)	0.22	0.11	0.21	0.19	(0.14)
Portfolio turnover	99	95	120	76	123
Net assets at end of period (000 omitted)	$156,785	$155,357	$131,692	$264,089	$291,965

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.90	$13.75	$22.01	$18.19	$16.89
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	$(0.02)	$(0.01)	$(0.01)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	2.94	5.17	(8.25)	3.83	1.37
Total from investment operations	$2.93	$5.15	$(8.26)	$3.82	$1.30
Net asset value, end of period	$21.83	$18.90	$13.75	$22.01	$18.19
Total return (%) (k)(s)	15.50	37.45	(37.53)	21.00	7.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.13	1.14	1.13	1.09	1.08
Net investment loss	(0.03)	(0.14)	(0.04)	(0.06)	(0.38)
Portfolio turnover	99	95	120	76	123
Net assets at end of period (000 omitted)	$14,069	$14,286	$13,256	$23,773	$21,538

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.61%.

See Notes to Financial Statements

14

MFS Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

15

MFS Growth Portfolio

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$170,058,432	$—	$—	$170,058,432
Mutual Funds	1,443,116	—	—	1,443,116
Total Investments	$171,501,548	$—	$—	$171,501,548

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include purchased options. At December 31, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)
Equity Contracts	$(60,379)

There is no unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

16

MFS Growth Portfolio

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings

17

MFS Growth Portfolio

Notes to Financial Statements – continued

are reflected as other income in the Statement of Operations. On September 6, 2010, the fund received $493,968 and on September 9, 2010, the fund received $300,979 from a non-recurring litigation settlement against Tyco International Ltd.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$127,589	$381,689

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$139,621,208
Gross appreciation	32,489,293
Gross depreciation	(608,953)
Net unrealized appreciation (depreciation)	$31,880,340
Undistributed ordinary income	248,499
Capital loss carryforwards	(26,667,637)
Other temporary differences	(59,543)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(16,338,857)
12/31/17	(10,328,780)
Total	$(26,667,637)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$127,589	$381,689

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

18

MFS Growth Portfolio

Notes to Financial Statements – continued

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0364% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,736 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $156,639,512 and $175,163,711, respectively.

19

MFS Growth Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	77,719	$1,522,967	74,869	$1,153,758
Service Class	54,474	1,085,267	65,640	987,139
	132,193	$2,608,234	140,509	$2,140,897
Shares issued to shareholders in reinvestment of distributions
Initial Class	6,113	$127,589	27,147	$381,689
Shares reacquired
Initial Class	(1,118,255)	$(21,944,381)	(1,429,039)	$(21,797,038)
Service Class	(165,950)	(3,187,438)	(273,528)	(3,977,517)
	(1,284,205)	$(25,131,819)	(1,702,567)	$(25,774,555)
Net change
Initial Class	(1,034,423)	$(20,293,825)	(1,327,023)	$(20,261,591)
Service Class	(111,476)	(2,102,171)	(207,888)	(2,990,378)
	(1,145,899)	$(22,395,996)	(1,534,911)	$(23,251,969)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $1,807 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,530,908	41,848,985	(44,238,651)	1,141,242

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,909	$1,141,242

20

MFS Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

21

MFS Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

22

MFS Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

23

MFS Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

24

MFS Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

25

MFS Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

MFS Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS INVESTMENT MANAGEMENT

MFS® Mid Cap Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
MCS-ANN

MFS® MID CAP GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Mid Cap Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Newfield Exploration Co.	1.8%
AMETEK, Inc.	1.6%
Dresser-Rand Group, Inc.	1.6%
American Tower Corp., “A”	1.6%
Affiliated Managers Group, Inc.	1.5%
Goodrich Corp.	1.5%
Danaher Corp.	1.5%
Teck Resources Ltd., “B”	1.4%
Royal Caribbean Cruises Ltd.	1.4%
Autodesk, Inc.	1.3%

Equity sectors
Technology	19.6%
Industrial Goods & Services	11.6%
Health Care	10.4%
Special Products & Services	9.7%
Energy	9.6%
Leisure	8.3%
Financial Services	8.0%
Retailing	7.8%
Basic Materials	4.2%
Utilities & Communications	2.9%
Transportation	2.6%
Consumer Staples	2.3%
Autos & Housing	2.3%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Mid Cap Growth Portfolio (the “fund”) provided a total return of 29.25%, while Service Class shares of the fund provided a total return of 28.88% at net asset value. This compares with a return of 26.38% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the special products & services sector was a primary factor contributing to the fund’s performance relative to the Russell Midcap Growth Index. The fund’s ownership in shares of strong-performing luxury collectibles auctioneer Sotheby’s benefited relative returns. Shares of Sotheby’s rose as the company announced better-than-expected revenues driven by strong sales in their London auctions. The company continued to see strength in demand from global markets, primarily China, during the reporting period.

Security selection in the technology sector was another positive factor for relative performance during the reporting period. Holdings of communications and data services provider Acme Packet (b), internet software provider Akamai Technologies, and digital products manufacturer ARM (b) boosted returns.

Stock selection in the energy sector contributed to relative returns. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

Stock selection in the industrial goods & services sector also benefited results. Holdings of industrial machinery manufacturer Bucyrus International (h) supported relative performance. Shares of Bucyrus International climbed as the company experienced strong demand for their surface mining equipment. The company’s announcement that they had accepted a buyout offer from diversified industrial manufacturer Caterpillar aided further price appreciation.

Elsewhere, the timing of our transactions in casino resort operator Las Vegas Sands bolstered relative performance as the fund was able to capture a greater impact from the stock’s price gains than the benchmark during the reporting period. Stocks in other sectors that were among the fund’s top contributors included industrial medical and specialty gas distributor Airgas, specialty retailer Limited Brands, cruise line operator Royal Caribbean Cruises, and Canadian diversified mining company Teck Resources (b).

During the reporting period, the fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

MFS Mid Cap Growth Portfolio

Management Review – continued

Detractors from Performance

Stock selection in the financial services sector detracted from relative performance. The fund’s ownership in shares of poor-performing credit card company Mastercard (b) hindered relative results. Although Mastercard reported strong earnings results, the company’s shares declined sharply after the Federal Reserve released a debit interchange proposal that would substantially reduce debit card transaction fees. The Fed’s proposals on debit network exclusivity also created uncertainty surrounding the companies’ future market share and revenues.

A combination of stock selection and an underweight position in the retailing sector detracted from relative performance during the reporting period. Holdings of office products supplier Staples (b) weighed on returns. Shares of Staples depreciated as the company experienced weaker-than-expected demand in Europe for their small business development products.

Stocks in other sectors that were among the fund’s top detractors included publishing software company Adobe Systems (b)(h), animation film developer Dreamworks Animation (h), and online university Capella Education (b)(h). Holdings of online travel company Priceline.com (h), higher education provider Devry Inc., and offshore oil and gas services provider Oceaneering International (h) detracted from relative returns. Not holding strong-performing customer information software manager Salesforce.com (h) also dampened relative performance.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David DeGroff	Eric Fischman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	8/31/00	29.25%	0.12%	(3.99)%	N/A
Service Class	8/24/01	28.88%	(0.10)%	N/A	(1.68)%

Comparative benchmark
Russell Midcap Growth Index (f)		26.38%	4.88%	3.12%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.10%	$1,000.00	$1,303.69	$6.39
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
Service Class	Actual	1.35%	$1,000.00	$1,303.10	$7.84
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 1.9%
BE Aerospace, Inc. (a)	1,720	$63,692
Goodrich Corp.	6,750	594,473
Moog, Inc., “A” (a)	2,450	97,510

		$755,675

Apparel Manufacturers – 0.7%
Li & Fung Ltd.	10,000	$58,023
Phillips-Van Heusen Corp.	3,870	243,849

		$301,872

Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc. (a)	6,710	$540,491
Gen-Probe, Inc. (a)	4,500	262,575

		$803,066

Broadcasting – 1.6%
Discovery Communications, Inc., “A” (a)	9,650	$402,405
Interpublic Group of Cos., Inc. (a)	22,960	243,835

		$646,240

Brokerage & Asset Managers – 4.3%
Affiliated Managers Group, Inc. (a)	6,210	$616,156
BM&F Bovespa S.A.	22,500	177,967
Evercore Partners, Inc.	3,230	109,820
GFI Group, Inc.	24,280	113,873
IntercontinentalExchange, Inc. (a)	2,090	249,024
Lazard Ltd.	7,300	288,277
LPL Investment Holdings, Inc. (a)	5,040	183,305

		$1,738,422

Business Services – 6.6%
Cognizant Technology Solutions Corp., “A” (a)	6,820	$499,838
Concur Technologies, Inc. (a)	7,150	371,300
Constant Contact, Inc. (a)	7,590	235,214
CoStar Group, Inc. (a)	4,400	253,264
FleetCor Technologies, Inc. (a)	5,010	154,909
Gartner, Inc. (a)	4,360	144,752
MSCI, Inc., “A” (a)	12,880	501,805
Ultimate Software Group, Inc. (a)	860	41,822
Verisk Analytics, Inc., “A” (a)	14,070	479,506

		$2,682,410

Cable TV – 0.6%
Virgin Media, Inc.	9,050	$246,522

Chemicals – 1.2%
Celanese Corp.	7,180	$295,601
Ecolab, Inc.	3,870	195,125

		$490,726

Computer Software – 7.4%
Akamai Technologies, Inc. (a)	1,550	$72,928
Ariba, Inc. (a)	3,400	79,866
Autodesk, Inc. (a)	14,180	541,676
Autonomy Corp. PLC (a)	11,199	262,778

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Blackboard, Inc. (a)	6,230	$257,299
Check Point Software Technologies Ltd. (a)	3,520	162,835
Citrix Systems, Inc. (a)	2,200	150,502
Intuit, Inc. (a)	7,290	359,397
Parametric Technology Corp. (a)	21,420	482,593
SuccessFactors, Inc. (a)	6,520	188,819
VeriSign, Inc. (s)	13,390	437,451

		$2,996,144

Computer Software – Systems – 2.4%
MICROS Systems, Inc. (a)	10,380	$455,267
NICE Systems Ltd., ADR (a)	4,650	162,285
Verifone Systems, Inc. (a)	9,440	364,006

		$981,558

Construction – 2.3%
NVR, Inc. (a)	300	$207,306
Owens Corning (a)	3,930	122,420
Sherwin-Williams Co.	3,210	268,838
Stanley Black & Decker, Inc.	4,827	322,781

		$921,345

Consumer Products – 0.8%
Avon Products, Inc.	5,570	$161,864
Hypermarcas S.A. (a)	10,900	147,938

		$309,802

Consumer Services – 3.1%
Anhanguera Educacional Participacoes S.A.	12,200	$293,976
DeVry, Inc. (s)	6,960	333,941
Monster Worldwide, Inc. (a)	12,210	288,522
Sotheby’s	7,140	321,300

		$1,237,739

Containers – 1.0%
Ball Corp.	5,720	$389,246

Electrical Equipment – 3.6%
AMETEK, Inc.	16,735	$656,849
Danaher Corp.	12,470	588,210
Mettler-Toledo International, Inc. (a)	1,380	208,670

		$1,453,729

Electronics – 5.6%
Advanced Micro Devices, Inc. (a)	19,980	$163,436
ARM Holdings PLC	37,445	247,125
First Solar, Inc. (a)	790	102,811
Hittite Microwave Corp. (a)	3,730	227,679
Lam Research Corp. (a)	4,470	231,457
Linear Technology Corp.	10,270	355,239
Microchip Technology, Inc.	10,800	369,468
PMC-Sierra, Inc. (a)	32,360	277,972
Teradyne, Inc. (a)	20,810	292,172

		$2,267,359

7

MFS Mid Cap Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 5.5%
Concho Resources, Inc. (a)	4,280	$375,228
MEG Energy Corp. (a)	5,282	241,656
Newfield Exploration Co. (a)(s)	10,190	734,801
QEP Resources, Inc.	5,450	197,890
Ultra Petroleum Corp. (a)	4,520	215,920
Whiting Petroleum Corp. (a)	4,070	476,963

		$2,242,458

Engineering – Construction – 1.0%
Fluor Corp.	6,210	$411,475

Food & Beverages – 1.5%
Dr Pepper Snapple Group, Inc.	2,790	$98,096
Mead Johnson Nutrition Co., “A”	8,410	523,523

		$621,619

Food & Drug Stores – 0.4%
Whole Foods Market, Inc.	3,150	$159,359

Gaming & Lodging – 2.3%
Las Vegas Sands Corp. (a)	8,120	$373,114
Royal Caribbean Cruises Ltd. (a)	11,760	552,720

		$925,834

General Merchandise – 0.2%
Dollar General Corp. (a)	3,280	$100,598

Insurance – 0.4%
Allied World Assurance Co.	2,450	$145,628

Internet – 0.6%
OpenTable, Inc. (a)	2,190	$154,351
Shutterfly, Inc. (a)	2,900	101,587

		$255,938

Leisure & Toys – 0.9%
Hasbro, Inc.	7,550	$356,209

Machinery & Tools – 4.5%
Cummins, Inc.	3,450	$379,535
Finning International, Inc.	11,990	326,671
Flowserve Corp.	2,810	335,008
Kennametal, Inc.	5,360	211,506
Polypore International, Inc. (a)	6,190	252,119
WABCO Holdings, Inc. (a)	5,250	319,883

		$1,824,722

Medical & Health Technology & Services – 5.2%
Cerner Corp. (a)	4,460	$422,540
Diagnosticos da America S.A.	22,300	302,259
IDEXX Laboratories, Inc. (a)	4,430	306,645
Medco Health Solutions, Inc. (a)	3,840	235,277
MEDNAX, Inc. (a)	3,850	259,067
Patterson Cos., Inc.	9,630	294,967
Stericycle, Inc. (a)	3,240	262,181

		$2,082,936

Medical Equipment – 2.3%
C.R. Bard, Inc.	1,400	$128,478
Edwards Lifesciences Corp. (a)	3,230	261,113

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
ResMed, Inc. (a)	9,350	$323,884
Sonova Holding AG	759	97,980
Thoratec Corp. (a)	3,580	101,386

		$912,841

Metals & Mining – 1.6%
Cameco Corp.	2,610	$105,392
Teck Resources Ltd., “B”	8,950	553,379

		$658,771

Network & Telecom – 3.6%
Acme Packet, Inc. (a)	5,720	$304,075
Ciena Corp. (a)	13,770	289,859
F5 Networks, Inc. (a)	3,030	394,385
Fortinet, Inc. (a)	6,690	216,422
Polycom, Inc. (a)	5,930	231,151

		$1,435,892

Oil Services – 4.1%
Cameron International Corp. (a)	9,820	$498,169
Dresser-Rand Group, Inc. (a)	15,290	651,201
Weatherford International Ltd. (a)	23,190	528,732

		$1,678,102

Other Banks & Diversified Financials – 2.7%
Associated Banc-Corp.	6,870	$104,081
Cathay General Bancorp, Inc.	13,680	228,456
MasterCard, Inc., “A”	2,000	448,220
Visa, Inc., “A”	2,190	154,132
Zions Bancorporation	6,840	165,733

		$1,100,622

Pharmaceuticals – 0.9%
Genomma Lab Internacional S.A., “B” (a)	98,700	$236,241
Hospira, Inc. (a)	2,150	119,734

		$355,975

Pollution Control – 0.6%
Waste Connections, Inc.	8,890	$244,742

Printing & Publishing – 1.6%
Lamar Advertising Co., “A” (a)	8,540	$340,234
Moody’s Corp.	11,770	312,376

		$652,610

Railroad & Shipping – 0.7%
Kansas City Southern Co. (a)	6,170	$295,296

Real Estate – 0.6%
Jones Lang LaSalle, Inc.	2,650	$222,388

Restaurants – 1.3%
P.F. Chang’s China Bistro, Inc.	8,020	$388,649
Panera Bread Co., “A” (a)	1,430	144,730

		$533,379

Specialty Chemicals – 0.4%
Airgas, Inc.	2,590	$161,771

8

MFS Mid Cap Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 6.5%
Abercrombie & Fitch Co., “A”	7,220	$416,089
Dick’s Sporting Goods, Inc. (a)	13,130	492,375
Limited Brands, Inc.	14,270	438,517
Ross Stores, Inc.	7,620	481,965
Staples, Inc.	14,970	340,867
Tractor Supply Co.	3,740	181,353
Urban Outfitters, Inc. (a)	7,360	263,562

		$2,614,728

Telecommunications – Wireless – 0.9%
NII Holdings, Inc. (a)	3,510	$156,757
SBA Communications Corp. (a)	4,980	203,881

		$360,638

Telephone Services – 1.6%
American Tower Corp., “A” (a)(s)	12,150	$627,426

Trucking – 1.9%
Expeditors International of Washington, Inc.	7,110	$388,206
Landstar System, Inc.	9,770	399,984

		$788,190

Utilities – Electric Power – 0.4%
CMS Energy Corp.	9,680	$180,036

Total Common Stocks (Identified Cost, $30,360,102)		$40,172,038

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.2%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	475,366	$475,366

Total Investments (Identified Cost, $30,835,468)		$40,647,404

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(200,104)

Net Assets – 100.0%		$40,447,300

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $172,404. At December 31, 2010, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $30,360,102)	$40,172,038
Underlying funds, at cost and value	475,366
Total investments, at value (identified cost, $30,835,468)	$40,647,404
Receivables for
Fund shares sold	80,856
Interest and dividends	12,250
Other assets	1,506
Total assets		$40,742,016
Liabilities
Payables for
Investments purchased	$98,102
Fund shares reacquired	151,137
Payable to affiliates
Investment adviser	1,670
Distribution and/or service fees	214
Administrative services fee	94
Payable for Trustees’ compensation	33
Accrued expenses and other liabilities	43,466
Total liabilities		$294,716
Net assets		$40,447,300
Net assets consist of
Paid-in capital	$51,087,892
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,811,993
Accumulated net realized gain (loss) on investments and foreign currency transactions	(20,452,585)
Net assets		$40,447,300
Shares of beneficial interest outstanding		6,779,608

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$24,943,566	4,147,507	$6.01
Service Class	15,503,734	2,632,101	5.89

See Notes to Financial Statements

10

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net Investment loss
Income
Dividends	$349,711
Interest	462
Dividends from underlying funds	1,738
Foreign taxes withheld	(1,821)
Total investment income		$350,090
Expenses
Management fee	$273,778
Distribution and/or service fees	38,010
Administrative services fee	15,690
Trustees’ compensation	4,812
Custodian fee	23,130
Shareholder communications	7,511
Auditing fees	46,619
Legal fees	7,120
Miscellaneous	13,559
Total expenses		$430,229
Fees paid indirectly	(1)
Net expenses		$430,228
Net investment loss		$(80,138)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$6,147,214
Foreign currency transactions	(12,969)
Net realized gain (loss) on investments and foreign currency transactions		$6,134,245
Change in unrealized appreciation (depreciation)
Investments	$3,418,875
Translation of assets and liabilities in foreign currencies	55
Net unrealized gain (loss) on investments and foreign currency translation		$3,418,930
Net realized and unrealized gain (loss) on investments and foreign currency		$9,553,175
Change in net assets from operations		$9,473,037

See Notes to Financial Statements

11

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment loss	$(80,138)	$(109,884)
Net realized gain (loss) on investments and foreign currency transactions	6,134,245	(3,767,710)
Net unrealized gain (loss) on investments and foreign currency translation	3,418,930	15,070,454
Change in net assets from operations	$9,473,037	$11,192,860
Distributions declared to shareholders
From net investment income	$—	$(11,707)
From tax return of capital	—	(102)
Total distributions declared to shareholders	$—	$(11,809)
Change in net assets from fund share transactions	$(5,270,471)	$(5,049,354)
Total change in net assets	$4,202,566	$6,131,697
Net assets
At beginning of period	36,244,734	30,113,037
At end of period	$40,447,300	$36,244,734

See Notes to Financial Statements

12

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009		2008	2007		2006
Net asset value, beginning of period	$4.65	$3.27		$6.72	$6.12		$5.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.01)		$0.01	$(0.01)		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.37	1.39		(3.46)	0.61		0.13
Total from investment operations	$1.36	$1.38		$(3.45)	$0.60		$0.14
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$—	$(0.00	)(w)	$—
From tax return of capital	—	(0.00	)(w)	—	—		—
Total distribution declared to shareholders	$—	$(0.00	)(w)	$—	$(0.00	)(w)	$—
Net asset value, end of period	$6.01	$4.65		$3.27	$6.72		$6.12
Total return (%) (k)(r)(s)	29.25	42.31		(51.34)	9.84		2.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.05		0.97	0.88		0.93
Expenses after expense reductions (f)	N/A	N/A		N/A	0.88		0.91
Net investment income (loss)	(0.11)	(0.23)		0.13	(0.12)		0.11
Portfolio turnover	83	100		100	80		139
Net assets at end of period (000 omitted)	$24,944	$20,300		$15,803	$44,944		$53,504

Service Class	Years ended 12/31
	2010	2009		2008	2007		2006
Net asset value, beginning of period	$4.57	$3.22		$6.63	$6.05		$5.92
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.02)		$(0.01)	$(0.02)		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.34	1.37		(3.40)	0.60		0.14
Total from investment operations	$1.32	$1.35		$(3.41)	$0.58		$0.13
Net asset value, end of period	$5.89	$4.57		$3.22	$6.63		$6.05
Total return (%) (k)(r)(s)	28.88	41.93		(51.43)	9.59		2.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.30		1.22	1.13		1.18
Expenses after expense reductions (f)	N/A	N/A		N/A	1.13		1.16
Net investment loss	(0.38)	(0.48)		(0.12)	(0.37)		(0.11)
Portfolio turnover	83	100		100	80		139
Net assets at end of period (000 omitted)	$15,504	$15,944		$14,310	$32,919		$36,645

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

MFS Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$40,172,038	$—	$—	$40,172,038
Mutual Funds	475,366	—	—	475,366
Total Investments	$40,647,404	$—	$—	$40,647,404

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2010, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and expiration of capital loss carryforwards.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$—	$11,707
Tax return of capital (b)	—	102
Total distributions	$—	$11,809
(b) Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$30,845,606
Gross appreciation	9,968,989
Gross depreciation	(167,191)
Net unrealized appreciation (depreciation)	$9,801,798
Capital loss carryforwards	(20,442,476)
Other temporary differences	86

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(16,008,756)
12/31/17	(4,433,720)
Total	$(20,442,476)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$—	$11,707	$—	$102

16

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified or rescinded by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the year ended December 31, 2010, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0430% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $616 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $29,522,147 and $34,725,091, respectively.

17

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	512,955	$2,729,233	452,816	$1,799,092
Service Class	249,849	1,320,751	217,078	734,486
	762,804	$4,049,984	669,894	$2,533,578
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	3,484	$11,809
Shares reacquired
Initial Class	(730,608)	$(3,656,906)	(922,970)	$(3,364,108)
Service Class	(1,109,679)	(5,663,549)	(1,173,530)	(4,230,633)
	(1,840,287)	$(9,320,455)	(2,096,500)	$(7,594,741)
Net change
Initial Class	(217,653)	$(927,673)	(466,670)	$(1,553,207)
Service Class	(859,830)	(4,342,798)	(956,452)	(3,496,147)
	(1,077,483)	$(5,270,471)	(1,423,122)	$(5,049,354)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $406 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	450,920	12,718,009	(12,693,563)	475,366

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,738	$475,366

18

MFS Mid Cap Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Mid Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Mid Cap Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

20

MFS Mid Cap Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

21

MFS Mid Cap Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David DeGroff Eric Fischman

22

MFS Mid Cap Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year and five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

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MFS Mid Cap Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $2.5 billion, and concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Mid Cap Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

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MFS Mid Cap Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Utilities Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
UTS-ANN

MFS® UTILITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Utilities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Virgin Media, Inc.	3.5%
CMS Energy Corp.	3.4%
Williams Cos., Inc.	3.1%
Comcast Corp.	2.8%
QEP Resources Inc.	2.8%
EQT Corp.	2.7%
Cellcom Israel Ltd.	2.6%
Nextera Energy Inc.	2.4%
AES Corp.	2.3%
Public Service Enterprise Group, Inc.	2.2%

Top five industries (i)
Utilities-Electric Power	46.3%
Telecommunications-Wireless	11.9%
Telephone Services	11.4%
Cable TV	9.4%
Natural Gas-Pipeline	8.2%

Issuer country weightings (i)
United States	67.8%
Brazil	6.3%
Israel	4.4%
United Kingdom	4.3%
Portugal	3.5%
Spain	2.8%
Finland	1.5%
Czech Republic	1.3%
Belgium	1.2%
Other Countries	6.9%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Utilities Portfolio (the “fund”) provided a total return of 13.90%, while Service Class shares of the fund provided a total return of 13.60%. These compare with a return of 15.06% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 5.46% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

During the reporting period, individual securities that held back performance relative to the S&P Utilities Index included power and gas company E.ON (b)(h), integrated gas and electricity company Dominion Resources (h), electricity distributor Consolidated Edison (h), and Spain’s power transmission system operator Red Electrica (b). Shares of E.ON weakened as low natural gas prices depressed power prices and, at the same time, the German government imposed a nuclear tax. Elsewhere, not holding strong-performing electric company Southern Company also detracted from relative returns.

Contributors to Performance

The fund’s exposure to the cable TV industry, which is not represented in the benchmark, boosted relative performance. Holdings of media and communications services company Virgin Media (b), media firm Time Warner Cable (b), and cable services provider Comcast (b) aided relative returns as all three stocks significantly outperformed the benchmark over the reporting period. Shares of Virgin Media rose as the company reported solid earnings on strong revenue growth driven by increases in their business, cable, and mobile divisions. Additionally, the company announced an acceleration to their previously reported share repurchase program.

The fund’s exposure to the telephone services industry, which is not represented in the benchmark, also bolstered relative results. Integrated communications company Centurylink (b)(h) and local phone provider Qwest Communications (b) were among the fund’s top relative contributors over the reporting period.

The fund’s exposure to the wireless communications and natural gas pipeline industries, which are not represented in the benchmark, were additional positive factors for relative performance. No individual securities within the wireless communications industry were among the fund’s top relative contributors. Within the natural gas pipeline industry, gas pipeline company El Paso (b) benefited relative returns. The stock price of El Paso appreciated after its earnings beat expectations, fueled by an improving exploration and production business and execution of large capital expenditure projects.

3

MFS Utilities Portfolio

Management Review – continued

Elsewhere, not holding poor-performing electric company Exelon Corp., and the timing of our ownership in shares of power provider FirstEnergy (h), aided relative results. The fund’s holdings of strong-performing private energy supplier Tractebel Energia (b) (Brazil) and energy company CMS also helped. Shares of CMS rose as earnings increased on a year-over-year basis due to improvements in electric and gas operations.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Utilities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/16/93	13.90%	10.23%	6.92%	N/A
Service Class	8/24/01	13.60%	9.94%	N/A	9.26%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		15.06%	2.29%	1.41%	N/A
Standard & Poor’s 500 Utilities Index (f)		5.46%	3.90%	0.78%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Utilities Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Utilities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.88%	$1,000.00	$1,228.15	$4.94
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,226.80	$6.34
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Utilities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 93.4%
Business Services – 0.0%
Enernoc, Inc. (a)	2,400	$57,384

Cable TV – 9.4%
Comcast Corp., “Special A”	430,470	$8,958,081
DIRECTV, “A” (a)	8,010	319,839
Telenet Group Holding N.V.	98,699	3,888,160
Time Warner Cable, Inc.	83,709	5,527,305
Virgin Media, Inc.	401,740	10,943,398

		$29,636,783

Energy – Independent – 6.5%
Apache Corp.	5,280	$629,534
EQT Corp.	193,860	8,692,682
Occidental Petroleum Corp.	14,500	1,422,450
QEP Resources, Inc.	241,630	8,773,585
Southwestern Energy Co. (a)	22,200	830,946
Targa Resources Corp. (a)	5,427	145,498

		$20,494,695

Natural Gas – Distribution – 4.7%
NiSource, Inc.	121,200	$2,135,544
Questar Corp.	179,900	3,132,059
Sempra Energy	79,400	4,166,912
Southern Union Co.	85,270	2,052,449
Spectra Energy Corp.	125,700	3,141,243
UGI Corp.	5,300	167,374

		$14,795,581

Natural Gas – Pipeline – 7.1%
El Paso Corp.	502,800	$6,918,528
Enagas S.A.	156,151	3,112,232
Niska Gas Storage Partners LLC	23,730	473,414
Williams Cos., Inc.	395,837	9,785,091
Williams Partners LP	48,600	2,267,190

		$22,556,455

Telecommunications – Wireless – 11.9%
America Movil S.A.B. de C.V., “L”, ADR	42,300	$2,425,482
Cellcom Israel Ltd.	248,122	8,111,108
Mobile TeleSystems OJSC, ADR	141,020	2,943,087
MTN Group Ltd.	87,772	1,791,014
NII Holdings, Inc. (a)	154,230	6,887,912
Partner Communication Co. Ltd., ADR	171,000	3,474,720
Tim Participacoes S.A., ADR	52,500	1,792,350
Vivo Participacoes S.A., ADR	176,575	5,754,579
Vodafone Group PLC	1,732,270	4,477,895

		$37,658,147

Telephone Services – 10.4%
American Tower Corp., “A” (a)	59,200	$3,057,088
Bezeq – The Israel Telecommunication Corp. Ltd.	799,300	2,437,206
CenturyLink, Inc.	102,500	4,732,425
Crown Castle International Corp. (a)	27,700	1,214,091
France Telecom S.A.	106,108	2,211,248

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – continued
Portugal Telecom, SGPS, S.A.	331,751	$3,715,012
PT XL Axiata Tbk (a)	2,628,000	1,545,882
Qwest Communications International, Inc.	481,000	3,660,410
Royal KPN N.V.	253,899	3,704,995
TDC A/S (a)	370,050	3,214,192
Telecom Italia S.p.A.	2,158,052	2,341,649
Windstream Corp.	89,155	1,242,821

		$33,077,019

Utilities – Electric Power – 43.4%
AES Corp. (a)	587,850	$7,160,013
AES Tiete S.A., IPS	168,254	2,432,588
Alliant Energy Corp.	50,100	1,842,177
American Electric Power Co., Inc.	179,590	6,461,648
American Water Works Co., Inc.	94,320	2,385,353
Calpine Corp. (a)	323,120	4,310,421
CenterPoint Energy, Inc.	264,060	4,151,023
CEZ AS	101,839	4,254,601
China Hydroelectric Corp., ADR (a)	85,650	632,954
CMS Energy Corp.	572,460	10,647,756
Companhia de Saneamento de Minas Gerais – Copasa MG	119,800	2,071,241
Companhia Paranaense de Energia, ADR	55,600	1,399,452
Companhia Paranaense de Energia, IPS	42,200	1,055,000
Constellation Energy Group, Inc.	164,300	5,032,509
DPL, Inc.	113,500	2,918,085
DTE Energy Co.	17,200	779,504
EDP Renovaveis S.A. (a)	277,078	1,605,815
Eletropaulo Metropolitana S.A., IPS	52,240	1,010,498
Energias de Portugal S.A.	1,759,127	5,855,647
Entergy Corp.	64,470	4,566,410
EVN AG	23,744	396,138
Federal Grid Co. of Unified Energy System JSC (a)	13,674,100	166,824
Fortum Corp.	156,300	4,705,699
GenOn Energy, Inc. (a)	42,700	162,687
Iberdrola S.A.	139,100	493,695
IDGC Holding JSC (a)	907,600	154,292
International Power PLC	482,273	3,290,365
National Grid PLC	660,640	5,695,918
NextEra Energy, Inc.	147,700	7,678,923
Northeast Utilities	123,300	3,930,804
NRG Energy, Inc. (a)	167,086	3,264,860
NV Energy, Inc.	95,400	1,340,370
OGE Energy Corp.	82,700	3,766,158
PG&E Corp.	144,310	6,903,790
Power Grid Corp. of India Ltd.	146,638	322,364
PPL Corp.	179,970	4,736,810
Public Service Enterprise Group, Inc.	221,710	7,052,595
Red Electrica de Espana	108,230	5,090,896
Tractebel Energia S.A.	276,400	4,570,590
Wisconsin Energy Corp.	40,020	2,355,577

8

MFS Utilities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Xcel Energy, Inc.	40,000	$942,000

		$137,594,050

Total Common Stocks (Identified Cost, $275,004,568)		$295,870,114

BONDS – 0.3%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 3.043%, 2023 (i)(z)	$419,417	$17,909

Utilities – Electric Power – 0.3%
Genon Escrow Corp., 9.875%, 2020 (n)	$775,000	$769,188

Total Bonds (Identified Cost, $795,505)		$787,097

CONVERTIBLE PREFERRED STOCKS – 3.7%
Natural Gas – Pipeline – 1.1%
El Paso Corp., 4.99%	2,870	$3,375,838

Utilities – Electric Power – 2.6%
Great Plains Energy, Inc., 12%	24,350	$1,547,443
NextEra Energy, Inc., 7%	39,160	1,938,420
NextEra Energy, Inc., 8.375%	49,200	2,442,288
PPL Corp., 9.5%	43,080	2,368,108

		$8,296,259

Total Convertible Preferred Stocks (Identified Cost, $11,417,598)		$11,672,097

Issuer	Shares/Par	Value ($)

CONVERTIBLE BONDS – 1.0%
Telephone Services – 1.0%
Virgin Media, Inc., 6.5%, 2016 (Identified Cost, $1,723,082)	$1,880,000	$3,111,400

MONEY MARKET FUNDS (v) – 0.2%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	759,461	$759,461

Total Investments (Identified Cost, $289,700,214)		$312,200,169

OTHER ASSETS, LESS LIABILITIES – 1.4%		4,481,568

Net Assets – 100.0%		$316,681,737

(a)	Non-income producing security.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $769,188, representing 0.2% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 3.043%, 2023	1/18/02	$21,326	$17,909
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

9

MFS Utilities Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/10

Forward Foreign Currency Exchange Contracts at 12/31/10

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Credit Suisse Group	492,066	1/12/11	$644,408	$657,538	$13,130
BUY	EUR	Goldman Sachs International	31,948	1/12/11	42,372	42,691	319
SELL	EUR	Barclays Bank PLC	355,605	1/12/11	484,489	475,188	9,301
SELL	EUR	Citibank N.A.	167,627	1/12/11	225,594	223,997	1,597
SELL	EUR	Credit Suisse Group	27,809	1/12/11	37,832	37,160	672
SELL	EUR	Deutsche Bank AG	225,177	1/12/11	309,290	300,900	8,390
SELL	EUR	HSBC Bank	665,110	1/12/11	916,744	888,775	27,969
SELL	EUR	JPMorgan Chase Bank N.A.	1,289,419	1/12/11	1,794,903	1,723,027	71,876
SELL	EUR	UBS AG	785,695	1/12/11	1,073,077	1,049,910	23,167
BUY	GBP	Citibank N.A.	105,958	1/12/11	164,317	165,190	873
SELL	GBP	Barclays Bank PLC	5,014,791	1/12/11	7,982,282	7,818,153	164,129
SELL	GBP	Credit Suisse Group	201,748	1/12/11	318,222	314,529	3,693
SELL	GBP	Deutsche Bank AG	5,075,158	1/12/11	8,075,796	7,912,266	163,530
SELL	GBP	HSBC Bank	44,830	1/12/11	70,654	69,891	764

							$489,410

Liability Derivatives
BUY	EUR	Credit Suisse Group	295,214	1/12/11	$412,704	$394,489	$(18,215)
BUY	EUR	Deutsche Bank AG	591,236	1/12/11	826,693	790,057	(36,636)
BUY	EUR	Goldman Sachs International	57,948	1/12/11	80,614	77,434	(3,180)
BUY	EUR	HSBC Bank	1,092,278	1/12/11	1,521,571	1,459,592	(61,979)
BUY	EUR	UBS AG	512,192	1/12/11	709,114	684,432	(24,682)
SELL	EUR	Barclays Bank PLC	430,572	1/12/11	564,975	575,365	(10,390)
SELL	EUR	Citibank N.A.	109,694	1/12/11	144,921	146,582	(1,661)
SELL	EUR	Credit Suisse Group	139,221	1/12/11	182,937	186,038	(3,101)
SELL	EUR	Deutsche Bank AG	254,261	1/12/11	337,542	339,765	(2,223)
SELL	EUR	Goldman Sachs International	267,862	1/12/11	355,994	357,939	(1,945)
SELL	EUR	HSBC Bank	317,397	1/12/11	416,250	424,132	(7,882)
SELL	EUR	JPMorgan Chase Bank N.A.	31,222	1/12/11	41,136	41,721	(585)
SELL	EUR	Royal Bank of Scotland Group PLC	81,428	1/12/11	107,728	108,811	(1,083)
SELL	EUR	UBS AG	15,887,624	1/12/11-3/15/11	20,978,563	21,225,847	(247,284)
BUY	GBP	Barclays Bank PLC	38,429	1/12/11	61,093	59,911	(1,182)
BUY	GBP	Credit Suisse Group	12,415	1/12/11	19,789	19,355	(434)
BUY	GBP	Deutsche Bank AG	71,515	1/12/11	114,622	111,493	(3,129)
BUY	GBP	HSBC Bank	170,112	1/12/11	274,294	265,208	(9,086)
SELL	GBP	HSBC Bank	283,444	1/12/11	441,580	441,895	(315)
SELL	GBP	Royal Bank of Scotland Group PLC	68,645	1/12/11	106,851	107,018	(167)

							$(435,159)

At December 31, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

10

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $288,940,753)	$311,440,708
Underlying funds, at cost and value	759,461
Total investments, at value (identified cost, $289,700,214)	$312,200,169
Cash	313,769
Foreign currency, at value (identified cost, $28,209)	29,197
Receivables for
Forward foreign currency exchange contracts	489,410
Investments sold	4,482,934
Fund shares sold	274,464
Interest and dividends	806,493
Other assets	9,643
Total assets		$318,606,079
Liabilities
Payables for
Forward foreign currency exchange contracts	$435,159
Investments purchased	1,070,488
Fund shares reacquired	313,182
Payable to affiliates
Investment adviser	12,943
Distribution and/or service fees	1,711
Administrative services fee	616
Payable for Trustees’ compensation	328
Accrued expenses and other liabilities	89,915
Total liabilities		$1,924,342
Net assets		$316,681,737
Net assets consist of
Paid-in capital	$315,298,467
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	22,555,293
Accumulated net realized gain (loss) on investments and foreign currency transactions	(31,743,436)
Undistributed net investment income	10,571,413
Net assets		$316,681,737
Shares of beneficial interest outstanding		14,692,580

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$191,565,704	8,852,500	$21.64
Service Class	125,116,033	5,840,080	21.42

See Notes to Financial Statements

11

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$13,736,462
Interest	216,265
Dividends from underlying funds	7,251
Foreign taxes withheld	(825,121)
Total investment income		$13,134,857
Expenses
Management fee	$2,274,366
Distribution and/or service fees	294,357
Administrative services fee	107,821
Trustees’ compensation	41,652
Custodian fee	153,399
Shareholder communications	26,804
Auditing fees	44,948
Legal fees	7,272
Miscellaneous	32,718
Total expenses		$2,983,337
Fees paid indirectly	(14)
Net expenses		$2,983,323
Net investment income		$10,151,534
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$14,237,900
Foreign currency transactions	601,174
Net realized gain (loss) on investments and foreign currency transactions		$14,839,074
Change in unrealized appreciation (depreciation)
Investments	$14,106,380
Translation of assets and liabilities in foreign currencies	(128,134)
Net unrealized gain (loss) on investments and foreign currency translation		$13,978,246
Net realized and unrealized gain (loss) on investments and foreign currency		$28,817,320
Change in net assets from operations		$38,968,854

See Notes to Financial Statements

12

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$10,151,534	$10,872,249
Net realized gain (loss) on investments and foreign currency transactions	14,839,074	(18,736,111)
Net unrealized gain (loss) on investments and foreign currency translation	13,978,246	86,829,466
Change in net assets from operations	$38,968,854	$78,965,604
Distributions declared to shareholders
From net investment income	$(9,661,054)	$(13,093,061)
Change in net assets from fund share transactions	$(27,695,612)	$(12,855,938)
Total change in net assets	$1,612,188	$53,016,605
Net assets
At beginning of period	315,069,549	262,052,944
At end of period (including undistributed net investment income of $10,571,413 and $9,469,094, respectively)	$316,681,737	$315,069,549
See Notes to Financial Statements

13

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.61	$15.56	$29.51	$23.25	$18.11
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.69	$0.62	$0.58	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	4.21	(9.78)	6.02	5.25
Total from investment operations	$2.65	$4.90	$(9.16)	$6.60	$5.73
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.85)	$(0.47)	$(0.34)	$(0.59)
From net realized gain on investments	—	—	(4.32)	—	—
Total distributions declared to shareholders	$(0.62)	$(0.85)	$(4.79)	$(0.34)	$(0.59)
Net asset value, end of period	$21.64	$19.61	$15.56	$29.51	$23.25
Total return (%) (k)(s)	13.90	33.63	(37.16)	28.53	32.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.88	0.88	0.86	0.84	0.84
Net investment income	3.43	4.14	2.73	2.18	2.41
Portfolio turnover	55	70	63	90	93
Net assets at end of period (000 omitted)	$191,566	$199,634	$178,805	$381,498	$377,354

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$19.43	$15.41	$29.28	$23.09	$18.01
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.63	$0.57	$0.52	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	1.96	4.18	(9.71)	5.97	5.22
Total from investment operations	$2.58	$4.81	$(9.14)	$6.49	$5.64
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.79)	$(0.41)	$(0.30)	$(0.56)
From net realized gain on investments	—	—	(4.32)	—	—
Total distributions declared to shareholders	$(0.59)	$(0.79)	$(4.73)	$(0.30)	$(0.56)
Net asset value, end of period	$21.42	$19.43	$15.41	$29.28	$23.09
Total return (%) (k)(s)	13.60	33.27	(37.31)	28.24	31.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.13	1.13	1.12	1.08	1.09
Net investment income	3.20	3.81	2.57	1.93	2.12
Portfolio turnover	55	70	63	90	93
Net assets at end of period (000 omitted)	$125,116	$115,435	$83,248	$126,288	$78,660

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have been lower by approximately 1.01%.

See Notes to Financial Statements

14

MFS Utilities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

15

MFS Utilities Portfolio

Notes to Financial Statements – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$202,020,985	$3,375,838	$ —	$205,396,823
Brazil	20,086,298	—	—	20,086,298
Israel	14,023,034	—	—	14,023,034
United Kingdom	13,464,177	—	—	13,464,177
Portugal	11,176,473	—	—	11,176,473
Spain	8,696,824	—	—	8,696,824
Finland	4,705,699	—	—	4,705,699
Czech Republic	4,254,601	—	—	4,254,601
Belgium	3,888,160	—	—	3,888,160
Other Countries	21,850,122	—	—	21,850,122
Corporate Bonds	—	3,880,588	—	3,880,588
Commercial Mortgage-Backed Securities	—	17,909	—	17,909
Mutual Funds	759,461	—	—	759,461
Total Investments	$304,925,834	$7,274,335	$ —	$312,200,169

Other Financial Instruments
Forward Currency Contracts	$ —	$54,251	$ —	$54,251

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $32,739,664 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

16

MFS Utilities Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$489,410	$(435,159)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange Contracts	$791,582

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$(136,335)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to

17

MFS Utilities Portfolio

Notes to Financial Statements – continued

counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$ 9,661,054	$ 13,093,061

18

MFS Utilities Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$292,664,251
Gross appreciation	37,100,803
Gross depreciation	(17,564,885)
Net unrealized appreciation (depreciation)	$19,535,918
Undistributed ordinary income	10,625,664
Capital loss carryforwards	(28,779,399)
Other temporary differences	1,087

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$ (6,272,236)
12/31/17	(22,507,163)
Total	$(28,779,399)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$6,050,884	$8,907,825
Service Class	3,610,170	4,185,236
Total	$9,661,054	$13,093,061

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The

19

MFS Utilities Portfolio

Notes to Financial Statements – continued

administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0355% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,179 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $162,805,416 and $184,970,801, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	200,012	$3,995,167	215,871	$3,701,667
Service Class	790,180	15,356,100	1,240,433	21,101,323
	990,192	$19,351,267	1,456,304	$24,802,990
Shares issued to shareholders in reinvestment of distributions
Initial Class	312,062	$6,050,884	634,008	$8,907,825
Service Class	187,736	3,610,170	300,017	4,185,236
	499,798	$9,661,054	934,025	$13,093,061
Shares reacquired
Initial Class	(1,838,990)	$(35,813,242)	(2,161,977)	$(34,577,975)
Service Class	(1,078,027)	(20,894,691)	(1,003,392)	(16,174,014)
	(2,917,017)	$(56,707,933)	(3,165,369)	$(50,751,989)
Net change
Initial Class	(1,326,916)	$(25,767,191)	(1,312,098)	$(21,968,483)
Service Class	(100,111)	(1,928,421)	537,058	9,112,545
	(1,427,027)	$(27,695,612)	(775,040)	$(12,855,938)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $3,394 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

20

MFS Utilities Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	7,071,633	69,545,432	(75,857,604)	759,461

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,251	$759,461

21

MFS Utilities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Utilities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referrred to above present fairly, in all material respects, the financial position of MFS Utilities Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Utilities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

23

MFS Utilities Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

24

MFS Utilities Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

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MFS Utilities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

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MFS Utilities Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Utilities Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 70.90% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Utilities Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS® INVESTMENT MANAGEMENT

MFS® Value Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/10

EIS-ANN

MFS® VALUE PORTFOLIO

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	3.7%
Philip Morris International, Inc.	3.3%
Goldman Sachs Group, Inc.	3.2%
AT&T, Inc.	2.9%
JPMorgan Chase & Co.	2.8%
Bank of New York Mellon Corp.	2.8%
Johnson & Johnson	2.7%
MetLife, Inc.	2.6%
Pfizer, Inc.	2.4%
Accenture Ltd., “A”	2.4%

Equity sectors
Financial Services	23.6%
Health Care	12.3%
Consumer Staples	11.3%
Energy	10.9%
Industrial Goods & Services	10.8%
Utilities & Communications	7.3%
Technology	6.8%
Special Products & Services	3.6%
Basic Materials	3.5%
Leisure	3.1%
Autos & Housing	2.8%
Retailing	2.5%
Transportation	0.5%

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Value Portfolio (the “fund”) provided a total return of 11.51%, while Service Class shares of the fund provided a total return of 11.22%. These compare with a return of 15.51% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Stock selection in the energy sector detracted from performance relative to the Russell 1000 Value Index. The fund’s holdings of integrated oil company Total S.A. (b) (France) and energy exploration and production company EOG Resources hindered relative results. Not owning oil and gas company ConocoPhillips (h), during the second half of the reporting period, also hurt.

Stock selection in the industrial goods & services sector held back relative returns. Within this sector, holdings of poor-performing defense contractor Lockheed Martin and not holding strong-performing aerospace company Boeing dampened relative performance.

A combination of stock selection and an overweight position in the health care sector was another negative factor for relative performance. Holdings of pharmaceutical and medical products maker Abbott Laboratories, medical device maker Medtronic, and diversified medical products maker Johnson & Johnson were among the fund’s top relative detractors over the reporting period. Shares of Medtronic came under pressure due to weaker-than-expected sales, lower margins in its Cardiac Rhythm Management (CRM) business, and a reduction in management’s revenue guidance.

A combination of an underweight position and stock selection in the leisure sector also contributed to relative performance. No individual stocks within this sector were among the fund’s top relative detractors.

Elsewhere, not holding strong-performing financial services firm Citigroup held back relative results. Holdings of network equipment company Cisco Systems (b) also dampened relative performance. Shares of Cisco Systems fell during the period hurting relative performance. We believe the decline was due to the company’s lower-than-expected forecasted fiscal second quarter revenue and earnings. Management attributed the shortfall to lower government spending and weaker sales in Europe.

Contributors to Performance

Stock selection in the retailing sector boosted relative performance. Auto parts retailer Advance Auto Parts (b) outperformed the benchmark over the reporting period and was one of the fund’s top contributors. Shares of Advance Auto Parts rose as performance significantly exceeded expectations driven by strong same store sales, gross margin improvement, and an accelerated share repurchase program.

Elsewhere, not holding poor-performing insurance and investment firm Berkshire Hathaway aided relative performance. Holdings of integrated oil and gas company Exxon Mobil, tobacco company Philip Morris International, insurance company

3

MFS Value Portfolio

Management Review – continued

MetLife, chemical company PPG Industries, enterprise software products maker Oracle (b), paints and coatings manufacturer Sherwin-Williams, and diversified industrial manufacturer Eaton Corp. were also among the fund’s top relative contributors. Shares of Philip Morris rose on strong results led by solid price increases which more than offset volume declines in its developed markets. Our underweight position in pharmaceutical company Merck benefited relative performance as this stock underperformed the benchmark over the reporting period.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	11.51%	3.39%	3.84%	N/A
Service Class	8/24/01	11.22%	3.14%	N/A	4.61%

Comparative benchmark
Russell 1000 Value Index (f)		15.51%	1.28%	3.26%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial

5

MFS Value Portfolio

Performance Summary – continued

statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.84%	$1,000.00	$1,201.21	$4.66
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$1,200.17	$6.04
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.6%
Aerospace – 9.0%
Honeywell International, Inc.	148,690	$7,904,360
Lockheed Martin Corp.	282,987	19,783,621
Northrop Grumman Corp.	123,050	7,971,179
United Technologies Corp.	154,325	12,148,464

		$47,807,624

Alcoholic Beverages – 1.3%
Diageo PLC	384,728	$7,107,975

Automotive – 0.6%
General Motors Co. (a)	28,080	$1,035,029
Johnson Controls, Inc.	53,235	2,033,577

		$3,068,606

Broadcasting – 2.4%
Omnicom Group, Inc.	118,928	$5,446,902
Walt Disney Co.	188,712	7,078,587

		$12,525,489

Brokerage & Asset Managers – 0.3%
Blackrock, Inc.	8,957	$1,707,025

Business Services – 3.6%
Accenture Ltd., “A”	260,407	$12,627,135
Dun & Bradstreet Corp.	39,347	3,229,995
Western Union Co.	167,325	3,107,225

		$18,964,355

Chemicals – 2.4%
3M Co.	77,178	$6,660,461
PPG Industries, Inc.	74,857	6,293,228

		$12,953,689

Computer Software – 2.0%
Oracle Corp.	342,673	$10,725,665

Computer Software – Systems – 2.6%
Hewlett-Packard Co.	65,640	$2,763,444
International Business Machines Corp.	74,585	10,946,095

		$13,709,539

Construction – 2.2%
Pulte Homes, Inc. (a)	185,528	$1,395,171
Sherwin-Williams Co.	83,622	7,003,343
Stanley Black & Decker, Inc.	53,226	3,559,223

		$11,957,737

Consumer Products – 0.9%
Avon Products, Inc.	44,300	$1,287,358
Procter & Gamble Co.	54,228	3,488,487

		$4,775,845

Electrical Equipment – 0.8%
Danaher Corp.	86,270	$4,069,356

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 1.4%
Intel Corp.	349,712	$7,354,443

Energy – Independent – 3.2%
Apache Corp.	67,525	$8,051,006
EOG Resources, Inc.	41,382	3,782,729
Occidental Petroleum Corp.	50,797	4,983,186

		$16,816,921

Energy – Integrated – 5.8%
Chevron Corp.	137,063	$12,506,999
Exxon Mobil Corp.	119,597	8,744,933
Hess Corp.	84,215	6,445,816
TOTAL S.A., ADR	56,375	3,014,935

		$30,712,683

Engineering – Construction – 0.2%
Fluor Corp.	16,370	$1,084,676

Food & Beverages – 5.2%
General Mills, Inc.	217,270	$7,732,639
J.M. Smucker Co.	42,137	2,766,294
Kellogg Co.	78,840	4,027,147
Nestle S.A.	125,927	7,373,800
PepsiCo, Inc.	86,723	5,665,614

		$27,565,494

Food & Drug Stores – 1.0%
CVS Caremark Corp.	90,403	$3,143,312
Walgreen Co.	56,650	2,207,084

		$5,350,396

General Merchandise – 0.8%
Kohl’s Corp. (a)	38,050	$2,067,637
Target Corp.	35,600	2,140,628

		$4,208,265

Insurance – 7.9%
ACE Ltd.	46,990	$2,925,127
Allstate Corp.	104,175	3,321,099
Aon Corp.	132,550	6,098,626
Chubb Corp.	61,755	3,683,068
MetLife, Inc.	306,988	13,642,547
Prudential Financial, Inc.	122,567	7,195,909
Travelers Cos., Inc.	92,645	5,161,253

		$42,027,629

Leisure & Toys – 0.4%
Hasbro, Inc.	47,143	$2,224,207

Machinery & Tools – 0.8%
Eaton Corp.	42,500	$4,314,175

Major Banks – 14.6%
Bank of America Corp.	683,390	$9,116,423
Bank of New York Mellon Corp.	484,145	14,621,179
Goldman Sachs Group, Inc.	100,032	16,821,381

8

MFS Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
JPMorgan Chase & Co.	349,842	$14,840,298
PNC Financial Services Group, Inc.	72,695	4,414,040
State Street Corp.	133,295	6,176,890
Wells Fargo & Co.	368,112	11,407,791

		$77,398,002

Medical & Health Technology & Services – 0.4%
Quest Diagnostics, Inc.	40,320	$2,176,070

Medical Equipment – 3.8%
Becton, Dickinson & Co.	58,102	$4,910,781
Medtronic, Inc.	194,120	7,199,911
St. Jude Medical, Inc. (a)	130,270	5,569,042
Thermo Fisher Scientific, Inc. (a)	45,955	2,544,069

		$20,223,803

Network & Telecom – 0.8%
Cisco Systems, Inc. (a)	208,950	$4,227,058

Oil Services – 1.7%
National Oilwell Varco, Inc.	41,010	$2,757,922
Noble Corp.	56,650	2,026,370
Transocean, Inc. (a)	58,150	4,042,006

		$8,826,298

Other Banks & Diversified Financials – 0.8%
MasterCard, Inc., “A”	19,070	$4,273,778

Pharmaceuticals – 8.1%
Abbott Laboratories	194,472	$9,317,154
GlaxoSmithKline PLC	110,210	2,130,671
Johnson & Johnson	228,887	14,156,661
Merck & Co., Inc.	60,172	2,168,599
Pfizer, Inc.	741,628	12,985,906
Roche Holding AG	17,190	2,518,749

		$43,277,740

Railroad & Shipping – 0.5%
Canadian National Railway Co.	39,480	$2,624,236

Restaurants – 0.3%
McDonald’s Corp.	20,270	$1,555,925

Specialty Chemicals – 1.1%
Air Products & Chemicals, Inc.	64,187	$5,837,808

Specialty Stores – 0.7%
Advance Auto Parts, Inc.	28,260	$1,869,399
Staples, Inc.	80,980	1,843,915

		$3,713,314

Telecommunications – Wireless – 1.3%
Vodafone Group PLC	2,772,573	$7,167,064

Telephone Services – 2.9%
AT&T, Inc.	523,712	$15,386,659

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 3.9%
Altria Group, Inc.	60,752	$1,495,714
Philip Morris International, Inc.	295,525	17,297,078
Reynolds American, Inc.	55,300	1,803,886

		$20,596,678

Utilities – Electric Power – 2.9%
Dominion Resources, Inc.	64,810	$2,768,683
Entergy Corp.	24,425	1,730,023
PG&E Corp.	121,738	5,823,946
PPL Corp.	66,182	1,741,910
Public Service Enterprise Group, Inc.	106,573	3,390,087

		$15,454,649

Total Common Stocks (Identified Cost, $478,841,988)		$523,770,876

CONVERTIBLE PREFERRED STOCKS – 0.4%
Energy – Independent – 0.2%
Apache Corp., 6%	15,840	$1,049,558

Utilities – Electric Power – 0.2%
PPL Corp., 9.5%	17,340	$953,180

Total Convertible Preferred Stocks (Identified Cost, $1,676,585)		$2,002,738

MONEY MARKET FUNDS (v) – 0.8%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	4,137,996	$4,137,996

Total Investments (Identified Cost, $484,656,569)		$529,911,610

OTHER ASSETS, LESS LIABILITIES – 0.2%		1,312,705

Net Assets – 100.0%		$531,224,315

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $480,518,573)	$525,773,614
Underlying funds, at cost and value	4,137,996
Total investments, at value (identified cost, $484,656,569)	$529,911,610
Receivables for
Fund shares sold	991,477
Interest and dividends	875,932
Other assets	16,890
Total assets		$531,795,909
Liabilities
Payable to custodian	$50,308
Payable for fund shares reacquired	401,812
Payable to affiliates
Investment adviser	21,804
Distribution and/or service fees	3,187
Administrative services fee	1,020
Payable for Trustees’ compensation	355
Accrued expenses and other liabilities	93,108
Total liabilities		$571,594
Net assets		$531,224,315
Net assets consist of
Paid-in capital	$449,468,472
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	45,259,619
Accumulated net realized gain (loss) on investments and foreign currency transactions	28,589,985
Undistributed net investment income	7,906,239
Net assets		$531,224,315
Shares of beneficial interest outstanding		38,326,860

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$298,798,925	21,473,646	$13.91
Service Class	232,425,390	16,853,214	13.79

See Notes to Financial Statements

10

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$13,009,894
Interest	21,707
Dividends from underlying funds	13,023
Foreign taxes withheld	(98,927)
Total investment income		$12,945,697
Expenses
Management fee	$4,008,217
Distribution and/or service fees	562,554
Administrative services fee	187,050
Trustees’ compensation	66,235
Custodian fee	90,889
Shareholder communications	32,950
Auditing fees	46,838
Legal fees	7,483
Miscellaneous	46,261
Total expenses		$5,048,477
Fees paid indirectly	(5)
Net expenses		$5,048,472
Net investment income		$7,897,225
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$46,348,591
Foreign currency transactions	10,498
Net realized gain (loss) on investments and foreign currency transactions		$46,359,089
Change in unrealized appreciation (depreciation)
Investments	$4,697,008
Translation of assets and liabilities in foreign currencies	5,644
Net unrealized gain (loss) on investments and foreign currency translation		$4,702,652
Net realized and unrealized gain (loss) on investments and foreign currency		$51,061,741
Change in net assets from operations		$58,958,966

See Notes to Financial Statements

11

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$7,897,225	$6,923,653
Net realized gain (loss) on investments and foreign currency transactions	46,359,089	(1,217,466)
Net unrealized gain (loss) on investments and foreign currency translation	4,702,652	75,383,535
Change in net assets from operations	$58,958,966	$81,089,722
Distributions declared to shareholders
From net investment income	$(6,932,160)	$(5,894,567)
Change in net assets from fund share transactions	$(17,191,538)	$109,663,966
Total change in net assets	$34,835,268	$184,859,121
Net assets
At beginning of period	496,389,047	311,529,926
At end of period (including undistributed net investment income of $7,906,239 and $6,930,676, respectively)	$531,224,315	$496,389,047

See Notes to Financial Statements

12

MFS Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.64	$10.70	$18.78	$18.70	$16.30
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.25	$0.27	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	1.25	1.92	(5.50)	1.22	3.04
Total from investment operations	$1.45	$2.14	$(5.25)	$1.49	$3.32
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.30)	$(0.30)	$(0.27)
From net realized gain on investments	—	—	(2.53)	(1.11)	(0.65)
Total distributions declared to shareholders	$(0.18)	$(0.20)	$(2.83)	$(1.41)	$(0.92)
Net asset value, end of period	$13.91	$12.64	$10.70	$18.78	$18.70
Total return (%) (k)(s)	11.51	20.49	(32.64)	7.92	20.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.84	0.85	0.84	0.83	0.86
Net investment income	1.59	1.98	1.75	1.40	1.62
Portfolio turnover	34	27	44	25	26
Net assets at end of period (000 omitted)	$298,799	$268,001	$146,011	$267,967	$323,094

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.54	$10.61	$18.66	$18.59	$16.21
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.19	$0.22	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.23	1.91	(5.48)	1.22	3.02
Total from investment operations	$1.40	$2.10	$(5.26)	$1.44	$3.25
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.17)	$(0.26)	$(0.26)	$(0.22)
From net realized gain on investments	—	—	(2.53)	(1.11)	(0.65)
Total distributions declared to shareholders	$(0.15)	$(0.17)	$(2.79)	$(1.37)	$(0.87)
Net asset value, end of period	$13.79	$12.54	$10.61	$18.66	$18.59
Total return (%) (k)(s)	11.22	20.30	(32.87)	7.67	20.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.09	1.10	1.09	1.08	1.11
Net investment income	1.33	1.73	1.62	1.16	1.37
Portfolio turnover	34	27	44	25	26
Net assets at end of period (000 omitted)	$232,425	$228,388	$165,519	$141,584	$141,334

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety

14

MFS Value Portfolio

Notes to Financial Statements – continued

requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$525,773,614	$—	$—	$525,773,614
Mutual Funds	4,137,996	—	—	4,137,996
Total Investments	$529,911,610	$—	$—	$529,911,610

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

15

MFS Value Portfolio

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$6,932,160	$5,894,567

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$485,549,132
Gross appreciation	61,648,555
Gross depreciation	(17,286,077)
Net unrealized appreciation (depreciation)	$44,362,478
Undistributed ordinary income	9,457,518
Undistributed long-term capital gain	33,776,193
Capital loss carryforwards	(5,844,924)
Other temporary differences	4,578

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/15	$(5,469,246)
12/31/16	(375,678)
Total	$(5,844,924)

The availability of a portion of the capital loss carryforwards, which were acquired on June 26, 2009 in connection with the MFS Strategic Value Portfolio merger and on December 4, 2009 in connection with the MFS Mid Cap Value Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$4,231,627	$2,944,412
Service Class	2,700,533	2,950,155
Total	$6,932,160	$5,894,567

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

16

MFS Value Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0350% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,100 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $178,950,245 and $193,925,551, respectively.

17

MFS Value Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,430,622	$93,805,921	9,685,135	$106,694,744
Service Class	1,125,101	13,970,482	3,247,251	31,552,403
	8,555,723	$107,776,403	12,932,386	$138,247,147
Shares issued in connection with acquisition of MFS Strategic Value Portfolio
Initial Class			6,041	$64,532
Service Class			228,743	2,426,959
			234,784	$2,491,491
Shares issued in connection with acquisition of MFS Mid Cap Value Portfolio
Initial Class			—	$—
Service Class			969,447	12,059,916
			969,447	$12,059,916
Shares issued to shareholders in reinvestment of distributions
Initial Class	314,619	$4,231,627	301,373	$2,944,412
Service Class	202,287	2,700,533	304,140	2,950,155
	516,906	$6,932,160	605,513	$5,894,567
Shares reacquired
Initial Class	(7,467,590)	$(97,638,535)	(2,446,952)	$(25,925,344)
Service Class	(2,685,686)	(34,261,566)	(2,133,996)	(23,103,811)
	(10,153,276)	$(131,900,101)	(4,580,948)	$(49,029,155)
Net change
Initial Class	277,651	$399,013	7,545,597	$83,778,344
Service Class	(1,358,298)	(17,590,551)	2,615,585	25,885,622
	(1,080,647)	$(17,191,538)	10,161,182	$109,663,966

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $5,980 and $2,248, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,025,795	101,308,239	(106,196,038)	4,137,996

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$13,023	$4,137,996

18

MFS Value Portfolio

Notes to Financial Statements – continued

(8)	Acquisitions

At close of business on June 26, 2009, the fund with net assets of $355,099,729, acquired all of the assets and liabilities of MFS Strategic Value Portfolio. The purpose of the transaction was to provide shareholders of the MFS Strategic Value Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 234,784 shares of the fund (valued at $2,491,491) for all of the assets and liabilities of MFS Strategic Value Portfolio. MFS Strategic Value Portfolio then distributed the shares of the fund that MFS Strategic Value Portfolio received from the fund to its shareholders. MFS Strategic Value Portfolio’s net assets on that date were $2,491,491, including investments valued at $2,465,078 with a cost basis of $2,663,205. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Strategic Value Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. No pro forma information is provided as it is not material to the combined fund results.

At close of business on December 4, 2009, the fund with net assets valued at $470,376,146, acquired all of the assets and liabilities of MFS Mid Cap Value Portfolio. The purpose of the transaction was to provide shareholders of the MFS Mid Cap Value Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment strategies and policies. The acquisition was accomplished by a tax-free exchange of 969,447 shares of the fund (valued at $12,059,916) for all of the assets and liabilities of MFS Mid Cap Value Portfolio. MFS Mid Cap Value Portfolio then distributed the shares of the fund that MFS Mid Cap Value Portfolio received from the fund to its shareholders. MFS Mid Cap Value Portfolio’s net assets on that date were $12,059,916, including investments valued at $12,330,572 with a cost basis of $11,960,655. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Mid Cap Value Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. No pro forma information is provided as it is not material to the combined fund results.

19

MFS Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

20

MFS Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

21

MFS Value Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

22

MFS Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

23

MFS Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Value Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Value Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Core Equity Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.4%
Exxon Mobil Corp.	3.2%
JPMorgan Chase & Co.	1.8%
Danaher Corp.	1.7%
Fluor Corp.	1.7%
Target Corp.	1.6%
Abbott Laboratories	1.5%
Philip Morris International, Inc.	1.5%
International Business Machines Corp.	1.5%
Oracle Corp.	1.4%

Equity sectors
Financial Services	16.5%
Technology (s)	16.0%
Energy	11.2%
Health Care	10.9%
Industrial Goods & Services (s)	8.1%
Consumer Staples	7.2%
Retailing	6.8%
Utilities & Communications	5.9%
Leisure	5.7%
Basic Materials	5.3%
Transportation	2.3%
Special Products & Services	2.1%
Autos & Housing	0.9%

(s)	Equity Sector includes equities and securities sold short.

Percentages are based on net assets as of 12/31/10.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Core Equity Portfolio (the “fund”) provided a total return of 17.22%, while Service Class shares of the fund provided a total return of 16.95%. These compare with a return of 16.93% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Stock selection in the financial services sector contributed to the fund’s performance relative to the Russell 3000 Index. Not owning poor-performing insurance and investment firm Berkshire Hathaway had a positive impact on relative results.

Security selection in the retailing sector also bolstered relative returns. The fund’s overweight positions in strong-performing specialty retailer Limited Brands and apparel retailer Abercrombie & Fitch benefited performance. Shares of Limited Brands appreciated as the company experienced a rise in same store sales that exceeded expectations. In addition, the company announced a special dividend along with a new share repurchase program.

Stock selection in the industrial goods & services sector was another positive factor for relative results. Strong-performing engineering and construction services provider Fluor Corp. was among the fund’s top contributors. Shares of Fluor traded higher after the company forecasted 2011 earnings that were higher than expected. The company also raised its share buyback program and announced that its order backlog had expanded amid new project awards for infrastructure, mining, oil and gas, including an oil sands project in Canada, which also helped the stock’s performance.

Several individual standout performers in other sectors that contributed to relative performance included medical device manufacturer NxStage Medical, computer and personal electronics maker Apple, casino resorts operator Las Vegas Sands, mining company Teck Resources (b), and software design and service company Autodesk. Not holding weak-performing software giant Microsoft also aided relative results.

Detractors from Performance

Stock selection in the technology sector detracted from relative performance. The timing of our ownership in shares of network storage company Compellent Technologies (h), business intelligence software provider MicroStrategy (h), and publishing software company Adobe Systems (h) hindered relative returns. The fund’s overweight positions in computer products and services provider Hewlett-Packard and network equipment company Cisco Systems also held back results. We believe the decline in Cisco’s shares was due to the company’s lower-than-expected forecasted fiscal second quarter revenue and earnings. Management attributed the shortfall to lower government spending and weaker sales in Europe. In addition, the fund’s short position in semiconductor and passive electronic components producer Vishay Intertechnology also hurt relative performance.

Elsewhere, marine fuel logistics company Aegean Marine Petroleum Network (b), pharmaceutical and medical products maker Abbott Laboratories, and consumer products company Colgate-Palmolive (h) were among the fund’s top relative detractors.

3

MFS Core Equity Portfolio

Management Review – continued

Colgate-Palmolive’s shares depreciated after the company posted revenue below expectations as results in Latin America were softer than expected. Colgate faced increasing competition from rival Procter & Gamble, which is making a bigger push into the oral-care business in many parts of the world, particularly in developing markets. The timing of our ownership in shares of diversified financial services company Marshall & Ilsley also dampened relative results.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/12/97	17.22%	3.38%	2.59%	N/A
Service Class	8/24/01	16.95%	3.12%	N/A	3.88%

Comparative benchmark
Russell 3000 Index (f)		16.93%	2.74%	2.16%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary).

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Core Equity Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.86%	$1,000.00	$1,252.64	$4.88
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
Service Class	Actual	1.11%	$1,000.00	$1,251.55	$6.30
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 2.9%
Goodrich Corp.	7,900	$695,752
Honeywell International, Inc.	18,050	959,538
Lockheed Martin Corp.	5,380	376,116
Precision Castparts Corp.	4,360	606,956
Textron, Inc.	17,010	402,116
United Technologies Corp.	16,590	1,305,965

		$4,346,443

Airlines – 0.2%
Copa Holdings S.A., “A”	2,100	$123,564
United Continental Holdings, Inc. (a)	8,810	209,854

		$333,418

Apparel Manufacturers – 0.7%
Hanesbrands, Inc. (a)	10,200	$259,080
NIKE, Inc., “B”	8,540	729,487

		$988,567

Automotive – 0.4%
General Motors Co. (a)	15,710	$579,071

Biotechnology – 1.7%
Amgen, Inc. (a)	28,800	$1,581,120
Anacor Pharmaceuticals, Inc. (a)	28,150	151,164
Gilead Sciences, Inc. (a)	21,580	782,059

		$2,514,343

Broadcasting – 1.8%
CBS Corp., “B”	25,560	$486,918
Discovery Communications, Inc., “A” (a)	7,320	305,244
Viacom, Inc., “B”	14,930	591,377
Walt Disney Co.	32,950	1,235,952

		$2,619,491

Brokerage & Asset Managers – 1.6%
Affiliated Managers Group, Inc. (a)	3,740	$371,083
Charles Schwab Corp.	21,300	364,443
CME Group, Inc.	1,530	492,276
Franklin Resources, Inc.	3,520	391,459
FXCM, Inc. “A” (a)	720	9,540
GFI Group, Inc.	54,360	254,948
LaBranche & Co., Inc. (a)	23,240	83,664
NASDAQ OMX Group, Inc. (a)	9,740	230,935
TradeStation Group, Inc. (a)	21,990	148,433

		$2,346,781

Business Services – 1.8%
Accenture Ltd., “A”	10,210	$495,083
Dun & Bradstreet Corp.	5,950	488,436
FleetCor Technologies, Inc. (a)	18,000	556,560
MSCI, Inc., “A” (a)	7,730	301,161
Paychex, Inc.	24,560	759,150

		$2,600,390

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – 1.1%
Comcast Corp., “Special A”	49,370	$1,027,390
DIRECTV, “A” (a)	13,720	547,840

		$1,575,230

Chemicals – 2.7%
Celanese Corp.	25,830	$1,063,421
Ecolab, Inc.	24,090	1,214,618
Monsanto Co.	25,390	1,768,160

		$4,046,199

Computer Software – 4.3%
Autodesk, Inc. (a)	37,570	$1,435,174
Check Point Software Technologies Ltd. (a)	4,820	222,973
Citrix Systems, Inc. (a)	4,830	330,420
Intuit, Inc. (a)	21,120	1,041,216
Nuance Communications, Inc. (a)	13,600	247,248
Oracle Corp.	68,430	2,141,859
VeriSign, Inc.	29,360	959,191

		$6,378,081

Computer Software – Systems – 7.4%
Apple, Inc. (a)(s)	15,410	$4,970,650
EMC Corp. (a)	77,710	1,779,559
Hewlett-Packard Co.	35,350	1,488,235
International Business Machines Corp.	14,820	2,174,983
NICE Systems Ltd., ADR (a)	14,680	512,332

		$10,925,759

Construction – 0.5%
Owens Corning (a)	12,550	$390,933
Sherwin-Williams Co.	4,450	372,688

		$763,621

Consumer Products – 1.7%
Avon Products, Inc.	45,030	$1,308,572
Procter & Gamble Co.	18,700	1,202,971

		$2,511,543

Consumer Services – 0.3%
DeVry, Inc.	4,590	$220,228
Priceline.com, Inc. (a)	390	155,825

		$376,053

Containers – 0.0%
Owens-Illinois, Inc. (a)	1,100	$33,770

Electrical Equipment – 2.4%
Danaher Corp.	54,250	$2,558,971
Sensata Technologies Holding B.V. (a)	31,390	945,153

		$3,504,124

Electronics – 2.4%
Advanced Micro Devices, Inc. (a)	62,310	$509,696
First Solar, Inc. (a)	6,040	786,046

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Hittite Microwave Corp. (a)	2,620	$159,925
Intel Corp.	22,490	472,965
Linear Technology Corp.	18,950	655,481
Microchip Technology, Inc.	29,600	1,012,616

		$3,596,729

Energy – Independent – 3.9%
Alpha Natural Resources, Inc. (a)	3,930	$235,918
Apache Corp.	8,120	968,148
CONSOL Energy, Inc.	3,250	158,405
Newfield Exploration Co. (a)	7,020	506,212
Noble Energy, Inc.	6,830	587,926
Occidental Petroleum Corp.	16,940	1,661,814
Peabody Energy Corp.	3,610	230,968
QEP Resources, Inc.	31,580	1,146,670
Targa Resources Corp. (a)	5,243	140,565
Walter Energy, Inc.	1,620	207,101

		$5,843,727

Energy – Integrated – 4.9%
Chevron Corp.	19,120	$1,744,700
Exxon Mobil Corp. (s)	64,536	4,718,872
Hess Corp.	10,680	817,447

		$7,281,019

Engineering – Construction – 1.7%
Fluor Corp.	38,530	$2,552,998

Food & Beverages – 3.3%
Bunge Ltd.	4,420	$289,598
Coca-Cola Co.	27,630	1,817,225
Dr Pepper Snapple Group, Inc.	18,470	649,405
General Mills, Inc.	21,500	765,185
PepsiCo, Inc. (s)	21,127	1,380,227

		$4,901,640

Food & Drug Stores – 1.1%
Walgreen Co.	25,110	$978,286
Whole Foods Market, Inc.	12,040	609,104

		$1,587,390

Gaming & Lodging – 0.9%
Carnival Corp.	4,900	$225,939
Las Vegas Sands Corp. (a)	9,020	414,469
Marriott International, Inc., “A”	17,510	727,365

		$1,367,773

General Merchandise – 2.5%
Kohl’s Corp. (a)	24,410	$1,326,439
Target Corp.	38,440	2,311,397

		$3,637,836

Health Maintenance Organizations – 0.5%
Aetna, Inc.	7,730	$235,842
WellPoint, Inc. (a)	8,500	483,310

		$719,152

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 4.1%
ACE Ltd.	27,540	$1,714,365
Aflac, Inc.	9,800	553,014
Allied World Assurance Co.	9,520	565,869
Aon Corp.	41,710	1,919,077
Chubb Corp.	7,780	463,999
MetLife, Inc.	5,240	232,866
Prudential Financial, Inc.	9,300	546,003

		$5,995,193

Internet – 1.2%
Google, Inc., “A” (a)	3,020	$1,793,789

Leisure & Toys – 0.4%
Hasbro, Inc.	13,950	$658,161

Machinery & Tools – 0.9%
Finning International, Inc.	18,460	$502,948
Regal Beloit Corp.	7,080	472,661
WABCO Holdings, Inc. (a)	7,020	427,729

		$1,403,338

Major Banks – 5.8%
Bank of America Corp.	140,660	$1,876,404
Bank of New York Mellon Corp.	22,815	689,013
Goldman Sachs Group, Inc.	8,680	1,459,629
JPMorgan Chase & Co. (s)	62,030	2,631,313
KeyCorp	66,570	589,145
State Street Corp.	12,330	571,372
SunTrust Banks, Inc.	26,370	778,179

		$8,595,055

Medical & Health Technology & Services – 1.2%
Medco Health Solutions, Inc. (a)	11,710	$717,472
Patterson Cos., Inc.	13,060	400,028
Quest Diagnostics, Inc.	5,440	293,597
VCA Antech, Inc. (a)	14,420	335,842

		$1,746,939

Medical Equipment – 3.0%
Becton, Dickinson & Co.	7,090	$599,247
Covidien PLC	9,910	452,491
DexCom, Inc. (a)	1,570	21,431
Medtronic, Inc.	17,150	636,094
NxStage Medical, Inc. (a)	6,876	171,075
NxStage Medical, Inc. (a)	15,814	393,452
St. Jude Medical, Inc. (a)	15,170	648,518
Thermo Fisher Scientific, Inc. (a)	15,120	837,043
Thoratec Corp. (a)	19,460	551,107
Waters Corp. (a)	2,150	167,077

		$4,477,535

Metals & Mining – 1.3%
Cliffs Natural Resources, Inc.	3,100	$241,831
Steel Dynamics, Inc.	3,500	64,050
Teck Resources Ltd., “B”	15,094	938,005
United States Steel Corp.	11,260	657,809

		$1,901,695

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.4%
Cisco Systems, Inc. (a)	84,800	$1,715,504
F5 Networks, Inc. (a)	3,170	412,607

		$2,128,111

Oil Services – 2.4%
Halliburton Co.	43,370	$1,770,797
Schlumberger Ltd.	20,710	1,729,285

		$3,500,082

Other Banks & Diversified Financials – 2.5%
American Express Co.	8,930	$383,276
Cathay General Bancorp, Inc.	55,810	932,027
EuroDekania Ltd. (a)(z)	100,530	154,875
Marshall & Ilsley Corp.	82,040	567,717
MasterCard, Inc., “A”	2,940	658,883
Sterling Bancshares, Inc.	77,960	547,279
Zions Bancorporation	18,780	455,039

		$3,699,096

Pharmaceuticals – 4.5%
Abbott Laboratories	46,560	$2,230,690
Johnson & Johnson	29,350	1,815,296
Pfizer, Inc.	102,962	1,802,865
Teva Pharmaceutical Industries Ltd., ADR	15,770	822,090

		$6,670,941

Pollution Control – 0.4%
Republic Services, Inc.	17,760	$530,314

Precious Metals & Minerals – 0.2%
Goldcorp, Inc.	5,450	$250,591

Printing & Publishing – 0.4%
Moody’s Corp.	22,160	$588,126

Railroad & Shipping – 1.4%
Aegean Marine Petroleum Network, Inc.	48,800	$508,984
Canadian National Railway Co.	7,440	494,537
CSX Corp.	10,300	665,483
Kansas City Southern Co. (a)	7,580	362,779

		$2,031,783

Real Estate – 2.2%
Annaly Mortgage Management, Inc., REIT	41,790	$748,877
Entertainment Properties Trust, REIT	33,620	1,554,925
Kilroy Realty Corp., REIT	13,540	493,804
Mack-Cali Realty Corp., REIT	14,990	495,569

		$3,293,175

Restaurants – 1.1%
McDonald’s Corp.	21,380	$1,641,129

Specialty Chemicals – 1.1%
Air Products & Chemicals, Inc.	3,130	$284,672
Airgas, Inc.	12,930	807,608
Cytec Industries, Inc.	4,630	245,668
W. R. Grace & Co. (a)	8,220	288,769

		$1,626,717

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.5%
Abercrombie & Fitch Co., “A”	10,510	$605,691
Amazon.com, Inc. (a)	6,670	1,200,600
Best Buy Co., Inc.	12,630	433,083
Dick’s Sporting Goods, Inc. (a)	9,130	342,375
Limited Brands, Inc.	10,240	314,675
Staples, Inc.	20,900	475,893
Urban Outfitters, Inc. (a)	9,240	330,884

		$3,703,201

Telecommunications – Wireless – 0.3%
Cellcom Israel Ltd.	8,310	$271,654
Sprint Nextel Corp. (a)	31,390	132,780

		$404,434

Telephone Services – 2.4%
American Tower Corp., “A” (a)	13,520	$698,173
AT&T, Inc.	55,510	1,630,884
Qwest Communications International, Inc.	118,810	904,144
Verizon Communications, Inc.	10,550	377,479

		$3,610,680

Tobacco – 2.2%
Philip Morris International, Inc.	37,780	$2,211,263
Reynolds American, Inc.	31,240	1,019,049

		$3,230,312

Trucking – 0.7%
Expeditors International of Washington, Inc.	12,270	$669,942
Swift Transportation Co. (a)	30,600	382,806

		$1,052,748

Utilities – Electric Power – 3.0%
American Electric Power Co., Inc.	21,120	$759,898
Calpine Corp. (a)	16,860	224,912
CenterPoint Energy, Inc.	35,690	561,047
CMS Energy Corp.	35,430	658,998
PG&E Corp.	17,140	819,978
PPL Corp.	15,440	406,381
Public Service Enterprise Group, Inc.	9,650	306,967
Wisconsin Energy Corp.	11,560	680,422

		$4,418,603

Total Common Stocks (Identified Cost, $131,497,079)		$146,882,896

CONVERTIBLE PREFERRED STOCKS – 0.5%
Other Banks & Diversified Financials – 0.3%
Citigroup, Inc., 7.5%	3,500	$478,415

Utilities – Electric Power – 0.2%
PPL Corp., 9.5%	6,610	$363,352

Total Convertible Preferred Stocks (Identified Cost, $781,551)		$841,767

10

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.0%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	60	$60

Total Investments (Identified Cost, $132,278,690)		$147,724,723

SECURITIES SOLD SHORT – (0.9)%
Electrical Equipment – (0.2)%
Emerson Electric Co.	(6,700)	$(383,039)

Issuer	Shares/Par	Value ($)

SECURITIES SOLD SHORT – continued
Electronics – (0.7)%
Vishay Intertechnology, Inc. (a)	(67,100)	$(985,028)

Total Securities Sold Short (Proceeds received, $986,213)		$(1,368,067)

OTHER ASSETS, LESS LIABILITIES – 1.1%		1,583,311

Net Assets – 100.0%		$147,939,967

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2010, the value of securities pledged amounted to $786,533.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Value
EuroDekania Ltd.	3/08/07-6/25/07	$1,412,164	$154,875
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $132,278,630)	$147,724,663
Underlying funds, at cost and value	60
Total investments, at value (identified cost, $132,278,690)	$147,724,723
Restricted cash	24,841
Deposits with brokers for securities sold short	1,339,642
Receivables for
Fund shares sold	99,892
Interest and dividends	198,691
Receivable from investment adviser	3,102
Other assets	4,617
Total assets		$149,395,508
Liabilities
Securities sold short, at value (proceeds received, $(986,213))	$1,368,067
Payable for fund shares reacquired	27,985
Payable to affiliates
Investment adviser	6,085
Distribution and/or service fees	490
Administrative services fee	297
Payable for Trustees’ compensation	145
Accrued expenses and other liabilities	52,472
Total liabilities		$1,455,541
Net assets		$147,939,967
Net assets consist of
Paid-in capital	$168,723,683
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	15,064,216
Accumulated net realized gain (loss) on investments and foreign currency transactions	(37,129,367)
Undistributed net investment income	1,281,435
Net assets		$147,939,967
Shares of beneficial interest outstanding		10,411,548

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$112,121,287	7,876,586	$14.23
Service Class	35,818,680	2,534,962	14.13

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Dividends	$2,569,786
Interest	6,820
Dividends from underlying funds	1,446
Foreign taxes withheld	(9,129)
Total investment income		$2,568,923
Expenses
Management fee	$1,046,991
Distribution and/or service fees	83,459
Administrative services fee	51,201
Trustees’ compensation	18,932
Custodian fee	32,152
Shareholder communications	13,914
Auditing fees	47,023
Legal fees	7,600
Dividend and interest expense on securities sold short	15,009
Miscellaneous	18,735
Total expenses		$1,335,016
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(48,944)
Net expenses		$1,286,064
Net investment income		$1,282,859
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$11,004,167
Securities sold short	127,371
Foreign currency transactions	257
Net realized gain (loss) on investments and foreign currency transactions		$11,131,795
Change in unrealized appreciation (depreciation)
Investments	$10,394,516
Securities sold short	(381,854)
Translation of assets and liabilities in foreign currencies	23
Net unrealized gain (loss) on investments and foreign currency translation		$10,012,685
Net realized and unrealized gain (loss) on investments and foreign currency		$21,144,480
Change in net assets from operations		$22,427,339

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$1,282,859	$1,515,124
Net realized gain (loss) on investments and foreign currency transactions	11,131,795	(15,548,923)
Net unrealized gain (loss) on investments and foreign currency translation	10,012,685	49,751,919
Change in net assets from operations	$22,427,339	$35,718,120
Distributions declared to shareholders
From net investment income	$(1,519,015)	$(2,144,224)
Change in net assets from fund share transactions	$(15,874,134)	$(10,000,204)
Total change in net assets	$5,034,190	$23,573,692
Net assets
At beginning of period	142,905,777	119,332,085
At end of period (including undistributed net investment income of $1,281,435 and $1,517,334, respectively)	$147,939,967	$142,905,777

See Notes to Financial Statements

14

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.27	$9.43	$16.52	$17.13	$15.15
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.13	$0.16	$0.11	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	2.89	(6.11)	1.41	1.99
Total from investment operations	$2.10	$3.02	$(5.95)	$1.52	$2.07
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)	$(0.09)	$(0.09)	$(0.09)
From net realized gain on investments	—	—	(1.05)	(2.04)	—
Total distributions declared to shareholders	$(0.14)	$(0.18)	$(1.14)	$(2.13)	$(0.09)
Net asset value, end of period	$14.23	$12.27	$9.43	$16.52	$17.13
Total return (%) (k)(r)(s)	17.22	32.74	(38.63)	8.71	13.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89	0.88	0.86	0.91
Expenses after expense reductions (f)	0.86	0.85	0.85	N/A	0.91
Net investment income	0.98	1.28	1.22	0.65	0.53
Portfolio turnover	69	91	109	156	122
Net assets at end of period (000 omitted)	$112,121	$109,322	$97,648	$212,063	$80,024
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.85	0.85	N/A	N/A	N/A

See Notes to Financial Statements

15

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.19	$9.36	$16.42	$17.05	$15.09
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.10	$0.13	$0.07	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.97	2.88	(6.08)	1.39	1.98
Total from investment operations	$2.06	$2.98	$(5.95)	$1.46	$2.02
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.06)	$(0.05)	$(0.06)
From net realized gain on investments	—	—	(1.05)	(2.04)	—
Total distributions declared to shareholders	$(0.12)	$(0.15)	$(1.11)	$(2.09)	$(0.06)
Net asset value, end of period	$14.13	$12.19	$9.36	$16.42	$17.05
Total return (%) (k)(r)(s)	16.95	32.44	(38.79)	8.40	13.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.14	1.13	1.11	1.16
Expenses after expense reductions (f)	1.11	1.10	1.10	N/A	1.16
Net investment income	0.73	1.02	1.00	0.41	0.29
Portfolio turnover	69	91	109	156	122
Net assets at end of period (000 omitted)	$35,819	$33,583	$21,684	$34,932	$12,675
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.10	1.10	N/A	N/A	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the total return for the year ended December 31, 2008 would have been lower by approximately 1.32%.

See Notes to Financial Statements

16

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$142,528,658	$393,452	$—	$142,922,110
Canada	2,186,081	—	—	2,186,081
Israel	1,829,049	—	—	1,829,049
Greece	508,984	—	—	508,984
United Kingdom	—	—	154,875	154,875
Panama	123,564	—	—	123,564
Mutual Funds	60	—	—	60
Total Investments	$147,176,396	$393,452	$154,875	$147,724,723

Short Sales	$(1,368,067)	$—	$—	$(1,368,067)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/09	$152,762
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2,113
Purchases	—
Sales	—
Transfers into level 3	—
Transfers out of level 3	—
Balance as of 12/31/10	$154,875

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2010 is $2,113.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2010, this expense amounted to $15,009. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$1,519,015	$2,144,224

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$132,443,486
Gross appreciation	21,354,451
Gross depreciation	(6,073,214)
Net unrealized appreciation (depreciation)	$15,281,237
Undistributed ordinary income	1,281,435
Capital loss carryforwards	(36,964,571)
Other temporary differences	(381,817)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(20,593,645)
12/31/17	(16,370,926)
Total	$(36,964,571)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$1,210,524	$1,773,261
Service Class	308,491	370,963
Total	$1,519,015	$2,144,224

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified or rescinded by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2012. For the year ended December 31, 2010, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2010, this reduction amounted to $48,944 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0367% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,364 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $95,221,800 and $110,509,314, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	120,904	$1,459,987	49,334	$520,084
Service Class	344,200	4,323,006	828,177	8,475,311
	465,104	$5,782,993	877,511	$8,995,395
Shares issued to shareholders in reinvestment of distributions
Initial Class	91,292	$1,210,524	195,078	$1,773,261
Service Class	23,406	308,491	41,036	370,963
	114,698	$1,519,015	236,114	$2,144,224
Shares reacquired
Initial Class	(1,244,574)	$(15,747,976)	(1,687,964)	$(16,790,054)
Service Class	(587,843)	(7,428,166)	(429,882)	(4,349,769)
	(1,832,417)	$(23,176,142)	(2,117,846)	$(21,139,823)
Net change
Initial Class	(1,032,378)	$(13,077,465)	(1,443,552)	$(14,496,709)
Service Class	(220,237)	(2,796,669)	439,331	4,496,505
	(1,252,615)	$(15,874,134)	(1,004,221)	$(10,000,204)

21

MFS Core Equity Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $1,556 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	990,356	21,012,008	(22,002,304)	60

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,446	$60

22

MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

23

MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

24

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

25

MFS Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

26

MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and in the 3rd quintile for the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

27

MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS agreed to continue its waiver to reduce its advisory fee on average daily net assets over $2.5 billion, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Core Equity Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS INVESTMENT MANAGEMENT

MFS® Strategic Income Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/10

SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	36.4%
High Yield Corporates	33.6%
Non-U.S. Government Bonds	15.9%
Emerging Markets Bonds	7.0%
Commercial Mortgage-Backed Securities	3.0%
U.S. Government Agencies	1.4%
Collateralized Debt Obligations	0.7%
Floating Rate Loans	0.6%
Mortgage-Backed Securities	0.6%
Asset-Backed Securities	0.5%
U.S. Treasury Securities	(0.9)%

Composition including fixed income credit quality (a)(i)
AAA	11.4%
AA	12.1%
A	13.0%
BBB	26.2%
BB	14.1%
B	15.0%
CCC	6.0%
CC	0.1%
C	0.1%
D (o)	0.0%
U.S. Agency (NR)	1.1%
Other Fixed Income (NR)	(0.3)%
Non-Fixed Income (NR)	0.4%
Cash & Other	0.8%

Portfolio facts (i)
Average Duration (d)	4.8
Average Effective Maturity (m)	7.3 yrs.

Issuer country weightings (i)
United States	63.9%
Japan	5.1%
France	4.2%
Canada	3.1%
Germany	3.1%
United Kingdom	2.9%
Netherlands	2.5%
Italy	1.8%
Brazil	1.4%
Other Countries	12.0%

(a)	The rating categories include debt securities, fixed-income structured products, and securities underlying credit default swaps, where these have long-term public ratings. The credit default swap itself is not rated. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Strategic Income Portfolio (the “fund”) provided a total return of 10.27%, while Service Class shares of the fund provided a total return of 10.05%. These compare with a return of 15.12% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. The fund’s other benchmark, the Strategic Income Blended Index (the “Blended Index”), generated a return of 9.56%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Relative to the Blended Index, the fund’s lesser exposure to mortgage-backed securities, particularly to Government National Mortgage Association (Ginnie Mae) and Federal National Mortgage Association (Fannie Mae) securities, detracted from relative performance as this market segment turned in strong performance over the reporting period.

A lower relative exposure to “CCC” rated (r) securities also detracted from performance as credit spreads narrowed and securities in this rating category generally increased in value.

Contributors to Performance

The fund’s return from yield, which was greater than that of the Blended Index, was a key driver of positive relative performance.

A greater relative exposure to “BBB” rated securities also contributed to performance as bonds within this credit quality sector outperformed higher-quality issues over the reporting period.

Security selection was another positive factor for relative results. Individual securities that were among the fund’s top contributors included television station operator Local TV Finance LLC, financial services company ING Groep N.V. and television station holding company Newport Television LLC.

Our underweight position in the PIIGS (Portugal, Italy, Ireland, Greece and Spain) also benefited relative returns as these bonds turned in weak performance relative to the benchmark over the reporting period.

3

MFS Strategic Income Portfolio

Management Review – continued

Respectfully,

John Addeo	James Calmas	Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	10.27%	6.21%	6.44%	N/A
Service Class	8/24/01	10.05%	5.96%	N/A	6.40%

Comparative benchmarks

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	15.12%	8.91%	8.88%	N/A
Strategic Income Blended Index (f)(x)	9.56%	7.35%	7.62%	N/A
Barclays Capital U.S. Credit Bond Index (f)	8.47%	5.98%	6.55%	N/A
Barclays Capital U.S. Government/Mortgage Bond Index (f)	5.41%	5.88%	5.64%	N/A
Citigroup World Government Bond Non-Dollar Hedged Index (f)	2.48%	4.15%	4.64%	N/A
Citigroup World Government Bond Non-Dollar Index (f)	5.21%	7.59%	7.42%	N/A
JPMorgan Emerging Markets Bond Index Global (f)	12.04%	8.36%	10.29%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(x)	Strategic Income Blended Index is at a point in time and allocations during the period can change. As of December 31, 2010, the blended index was comprised of 10% Barclays Capital U.S. Credit Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays Capital U.S. Government/Mortgage Bond Index.

5

MFS Strategic Income Portfolio

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.90%	$1,000.00	$1,060.15	$4.67
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,059.40	$5.97
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 97.1%
Aerospace – 0.5%
Alliant Techsystems, Inc., 6.875%, 2020	$25,000	$25,719
BE Aerospace, Inc., 8.5%, 2018	45,000	49,275
Bombardier, Inc., 7.5%, 2018 (n)	85,000	91,163
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	75,000	55,688
Oshkosh Corp., 8.25%, 2017	35,000	38,028

		$259,873

Apparel Manufacturers – 0.3%
Hanesbrands, Inc., 8%, 2016	$50,000	$53,625
Hanesbrands, Inc., 6.375%, 2020 (n)	20,000	19,000
Phillips-Van Heusen Corp., 7.375%, 2020	55,000	58,438

		$131,063

Asset-Backed & Securitized – 5.5%
Anthracite Ltd., CDO, 6%, 2037 (z)	$200,000	$60,000
ARCap REIT, Inc., CDO, “H”, 6.078%, 2045 (z)	200,000	11,500
Bank of Nova Scotia, 1.45%, 2013 (n)	240,000	240,029
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040 (z)	187,219	85,353
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	37,996	38,566
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	160,000	160,800
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	89,817	94,378
Compagnie de Financement Foncier, FRN, 1.038%, 2012 (n)	400,000	399,422
Crest Ltd., “A1” CDO, FRN, 0.782%, 2018 (z)	147,206	125,125
Crest Ltd., CDO, 7%, 2040	279,533	13,977
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	151,034	151,984
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	99,333	84,433
Falcon Franchise Loan LLC, FRN, 3.165%, 2023 (i)(z)	343,252	14,657
Falcon Franchise Loan LLC, FRN, 3.246%, 2025 (i)(z)	530,968	40,885
First Union-Lehman Brothers Bank of America, FRN, 0.426%, 2035 (i)	2,196,079	37,844
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	81,851	85,267
GMAC LLC, FRN, 6.02%, 2033 (z)	350,000	360,153
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	150,000	156,956
Morgan Stanley Capital I, Inc., FRN, 1.419%, 2039 (i)(z)	1,710,087	41,897
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013 (z)	411,000	412,468
Salomon Brothers Mortgage Securities, Inc., FRN, 7.078%, 2032 (z)	210,129	221,509

		$2,837,203

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – 1.3%
Accuride Corp., 9.5%, 2018 (n)	$50,000	$54,125
Allison Transmission, Inc., 11%, 2015 (n)	55,000	59,950
Ford Motor Credit Co. LLC, 12%, 2015	330,000	415,120
General Motors Corp., 7.125%, 2013 (d)	69,000	23,115
Goodyear Tire & Rubber Co., 10.5%, 2016	75,000	85,500
Johnson Controls, Inc., 5.25%, 2011	60,000	60,069

		$697,879

Basic Industry – 0.1%
Trimas Corp., 9.75%, 2017	$55,000	$60,225

Broadcasting – 2.9%
Allbritton Communications Co., 8%, 2018	$45,000	$45,450
CBS Corp., 5.75%, 2020	40,000	42,507
Citadel Broadcasting Corp., 7.75%, 2018 (z)	5,000	5,175
Entravision Communications Corp., 8.75%, 2017 (n)	10,000	10,550
Intelsat Bermuda Ltd., 11.25%, 2017	25,000	27,250
Intelsat Jackson Holdings Ltd., 9.5%, 2016	180,000	189,900
Intelsat Jackson Holdings Ltd., 7.25%, 2020 (n)	30,000	30,300
Lamar Media Corp., “C”, 6.625%, 2015	55,000	55,825
LBI Media, Inc., 8.5%, 2017 (z)	55,000	44,688
Local TV Finance LLC, 9.25%, 2015 (p)(z)	66,375	60,401
NBC Universal, Inc., 5.95%, 2041 (n)	161,000	160,984
Newport Television LLC, 13%, 2017 (n)(p)	21,849	19,620
News America, Inc., 6.4%, 2035	220,000	236,369
News America, Inc., 6.9%, 2039	47,000	53,811
Nexstar Broadcasting, Inc., 0.5% to 2011, 7% to 2014 (p)	89,774	87,093
Nexstar Broadcasting, Inc., 7%, 2014	30,000	29,325
Salem Communications Corp., 9.625%, 2016	7,000	7,420
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	25,000	27,063
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)	5,000	5,163
SIRIUS XM Radio, Inc., 13%, 2013 (z)	15,000	17,850
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	30,000	32,475
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	35,000	36,138
Univision Communications, Inc., 12%, 2014 (n)	11,000	12,045
Univision Communications, Inc., 9.75%, 2015 (n)(p)	213,069	223,279
Univision Communications, Inc., 7.875%, 2020 (n)	20,000	21,000

		$1,481,681

Brokerage & Asset Managers – 0.9%
E*TRADE Financial Corp., 7.875%, 2015	$40,000	$39,700
E*TRADE Financial Corp., 12.5%, 2017	25,000	29,375
Janus Capital Group, Inc., 6.95%, 2017	70,000	72,928
TD AMERITRADE Holding Corp., 5.6%, 2019	310,000	324,634

		$466,637

8

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Building – 1.3%
Building Materials Holding Corp., 6.875%, 2018 (n)	$20,000	$19,800
Building Materials Holding Corp., 7%, 2020 (n)	20,000	20,550
CRH PLC, 8.125%, 2018	120,000	138,708
Lafarge S.A., 6.15%, 2011	330,000	338,608
Nortek, Inc., 11%, 2013	80,288	85,507
Nortek, Inc., 10%, 2018 (z)	10,000	10,325
Ply Gem Industries, Inc., 11.75%, 2013	35,000	37,450

		$650,948

Business Services – 0.6%
First Data Corp., 9.875%, 2015	$70,000	$66,675
Interactive Data Corp., 10.25%, 2018 (n)	45,000	49,275
Iron Mountain, Inc., 6.625%, 2016	60,000	60,225
Iron Mountain, Inc., 8.375%, 2021	25,000	26,813
SunGard Data Systems, Inc., 10.25%, 2015	91,000	95,664
SunGard Data Systems, Inc., 7.375%, 2018 (n)	20,000	20,100
SunGard Data Systems, Inc., 7.625%, 2020 (n)	10,000	10,125

		$328,877

Cable TV – 2.6%
Bresnan Broadband Holdings LLC, 8%, 2018 (z)	$10,000	$10,300
Cablevision Systems Corp., 8.625%, 2017	35,000	38,106
CCH II LLC, 13.5%, 2016	55,000	65,588
CCO Holdings LLC, 7.875%, 2018	85,000	87,975
CCO Holdings LLC, 8.125%, 2020	10,000	10,525
Charter Communications Operating LLC, 10.875%, 2014 (n)	35,000	39,113
CSC Holdings LLC, 8.5%, 2014	80,000	87,900
CSC Holdings LLC, 8.5%, 2015	25,000	27,125
DIRECTV Holdings LLC, 5.875%, 2019	70,000	76,079
EchoStar Corp., 7.125%, 2016	35,000	36,138
Insight Communications Co., Inc., 9.375%, 2018 (n)	30,000	31,950
Mediacom LLC, 9.125%, 2019	55,000	56,100
Myriad International Holdings B.V., 6.375%, 2017 (n)	128,000	134,067
TCI Communications, Inc., 9.8%, 2012	245,000	266,666
Time Warner Cable, Inc., 8.25%, 2019	190,000	236,013
Videotron LTEE, 6.875%, 2014	35,000	35,438
Virgin Media Finance PLC, 9.125%, 2016	100,000	106,500

		$1,345,583

Chemicals – 2.6%
Ashland, Inc., 9.125%, 2017	$95,000	$109,488
Braskem S.A., 7%, 2020 (n)	129,000	133,193
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)	30,000	30,975
Dow Chemical Co., 8.55%, 2019	260,000	325,844
Hexion Specialty Chemicals, Inc., 8.875%, 2018	70,000	74,813
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (n)	10,000	10,575
Huntsman International LLC, 8.625%, 2021 (n)	80,000	86,400

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Lyondell Chemical Co., 11%, 2018	$143,356	$162,351
Momentive Performance Materials, Inc., 12.5%, 2014	65,000	72,556
Momentive Performance Materials, Inc., 11.5%, 2016	36,000	39,060
Momentive Performance Materials, Inc., 9%, 2021 (n)	25,000	26,375
Nalco Finance Holdings, Inc., 9%, 2014	115,000	117,300
Polypore International, Inc., 7.5%, 2017 (z)	5,000	5,100
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	100,000	102,011
Solutia, Inc., 7.875%, 2020	60,000	64,200

		$1,360,241

Computer Software – 0.3%
Oracle Corp., 5.375%, 2040 (n)	$103,000	$104,299
Syniverse Holdings, Inc., 9.125%, 2019 (z)	35,000	36,138

		$140,437

Computer Software – Systems – 0.1%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$45,000	$48,150

Conglomerates – 0.2%
Amsted Industries, Inc., 8.125%, 2018 (n)	$50,000	$53,063
Pinafore LLC, 9%, 2018 (n)	45,000	48,600

		$101,663

Consumer Products – 0.9%
ACCO Brands Corp., 10.625%, 2015	$5,000	$5,625
ACCO Brands Corp., 7.625%, 2015	25,000	25,000
Central Garden & Pet Co., 8.25%, 2018	40,000	40,500
Easton-Bell Sports, Inc., 9.75%, 2016	45,000	49,388
Jarden Corp., 7.5%, 2017	55,000	57,956
Libbey Glass, Inc., 10%, 2015 (n)	45,000	48,375
NBTY, Inc., 9%, 2018 (n)	5,000	5,338
Newell Rubbermaid, Inc., 4.7%, 2020	97,000	96,219
Scotts Miracle-Gro Co., 6.625%, 2020 (z)	5,000	5,000
Visant Corp., 10%, 2017 (n)	40,000	42,500
Whirlpool Corp., 8%, 2012	91,000	98,063

		$473,964

Consumer Services – 1.0%
KAR Holdings, Inc., 10%, 2015	$11,000	$11,660
KAR Holdings, Inc., FRN, 4.286%, 2014	35,000	33,163
Service Corp. International, 7%, 2017	135,000	137,700
Service Corp. International, 7%, 2019	65,000	65,000
Ticketmaster Entertainment, Inc., 10.75%, 2016	40,000	43,300
Western Union Co., 5.4%, 2011	230,000	239,103

		$529,926

Containers – 0.5%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$100,000	$103,500
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	5,000	5,250

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Containers – continued
Greif, Inc., 6.75%, 2017	$125,000	$130,625
Owens-Illinois, Inc., 7.375%, 2016	35,000	37,188

		$276,563

Defense Electronics – 0.7%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$212,000	$226,092
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	60,000	66,687
ManTech International Corp., 7.25%, 2018	35,000	36,575
MOOG, Inc., 7.25%, 2018	25,000	26,125

		$355,479

Electronics – 0.2%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$25,000	$28,125
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	35,000	38,500
Jabil Circuit, Inc., 7.75%, 2016	50,000	56,125

		$122,750

Emerging Market Quasi-Sovereign – 2.7%
Banco do Brasil S.A., 5.375%, 2021 (n)	$166,000	$162,680
IIRSA Norte Finance Ltd., 8.75%, 2024	129,937	144,555
Petrobras International Finance Co., 7.875%, 2019	117,000	138,314
Petroleos Mexicanos, 5.5%, 2021	106,000	107,325
Qtel International Finance Ltd., 7.875%, 2019	100,000	119,477
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	223,050	239,779
VEB Finance Ltd., 6.902%, 2020 (n)	132,000	138,270
VTB Capital S.A., 6.465%, 2015 (n)	158,000	164,510
VTB Capital S.A., 6.551%, 2020 (n)	190,000	186,675

		$1,401,585

Emerging Market Sovereign – 0.6%
Republic of Argentina, FRN, 0.677%, 2012	$75,725	$71,721
Republic of Philippines, 6.375%, 2034	100,000	106,000
Republic of South Africa, 5.5%, 2020	113,000	120,204
United Mexican States, 5.95%, 2019	6,000	6,690
United Mexican States, 5.75%, 2110	10,000	8,875

		$313,490

Energy – Independent – 2.9%
Anadarko Petroleum Corp., 5.95%, 2016	$160,000	$171,886
Anadarko Petroleum Corp., 8.7%, 2019	25,000	30,530
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	60,000	61,800
Concho Resources, Inc., 8.625%, 2017	15,000	16,350
Denbury Resources, Inc., 8.25%, 2020	50,000	54,250
Energy XXI Gulf Coast, Inc., 9.25%, 2017 (z)	170,000	176,800
Harvest Operations Corp., 6.875%, 2017 (n)	55,000	56,650
Hilcorp Energy I LP, 9%, 2016 (n)	85,000	89,888
Linn Energy LLC, 8.625%, 2020 (n)	20,000	21,550
Linn Energy LLC, 7.75%, 2021 (n)	37,000	37,925
Newfield Exploration Co., 6.625%, 2014	60,000	61,200
Newfield Exploration Co., 6.625%, 2016	25,000	25,688
OPTI Canada, Inc., 9.75%, 2013 (n)	40,000	40,000
OPTI Canada, Inc., 8.25%, 2014	95,000	67,688

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
Penn Virginia Corp., 10.375%, 2016	$70,000	$78,050
Pioneer Natural Resources Co., 6.875%, 2018	55,000	58,471
Pioneer Natural Resources Co., 7.5%, 2020	50,000	54,901
Plains Exploration & Production Co., 7%, 2017	95,000	97,613
QEP Resources, Inc., 6.875%, 2021	55,000	57,750
Quicksilver Resources, Inc., 8.25%, 2015	55,000	57,063
Quicksilver Resources, Inc., 9.125%, 2019	45,000	49,388
Range Resources Corp., 8%, 2019	35,000	38,106
SandRidge Energy, Inc., 8%, 2018 (n)	60,000	60,900
Talisman Energy, Inc., 7.75%, 2019	20,000	24,691

		$1,489,138

Energy – Integrated – 0.9%
BP Capital Markets PLC, 4.5%, 2020	$46,000	$45,889
Cenovus Energy, Inc., 4.5%, 2014	60,000	64,293
Hess Corp., 8.125%, 2019	60,000	75,802
Pacific Rubiales Energy Corp., 8.75%, 2016 (n)	100,000	112,500
Petro-Canada, 5%, 2014	170,000	183,715

		$482,199

Entertainment – 0.5%
AMC Entertainment, Inc., 11%, 2016	$65,000	$68,900
AMC Entertainment, Inc., 8.75%, 2019	55,000	58,713
AMC Entertainment, Inc., 9.75%, 2020 (z)	25,000	26,000
Cinemark USA, Inc., 8.625%, 2019	75,000	81,188
NAI Entertainment Holdings LLC, 8.25%, 2017 (z)	20,000	21,000

		$255,801

Financial Institutions – 2.7%
American General Finance Corp., 5.375%, 2012	$25,000	$23,625
CIT Group, Inc., 7%, 2014	65,000	65,650
CIT Group, Inc., 7%, 2016	85,000	85,319
CIT Group, Inc., 7%, 2017	200,000	200,500
General Electric Capital Corp., 6%, 2019	50,000	55,630
General Electric Capital Corp., 5.5%, 2020	110,000	117,644
General Electric Capital Corp., 6.375% to 2017, FRN to 2067	30,000	29,700
General Electric Capital Corp., FRN, 0.416%, 2012	170,000	169,099
GMAC, Inc., 6.75%, 2014	125,000	131,563
International Lease Finance Corp., 5.625%, 2013	40,000	40,200
International Lease Finance Corp., 8.75%, 2017 (n)	70,000	75,075
International Lease Finance Corp., 7.125%, 2018 (n)	69,000	73,313
International Lease Finance Corp., 8.25%, 2020	10,000	10,300
Nationstar Mortgage LLC, 10.875%, 2015 (z)	35,000	34,388
ORIX Corp., 5.48%, 2011	200,000	207,519
SLM Corp., 8%, 2020	70,000	70,973

		$1,390,498

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – 1.8%
Anheuser-Busch InBev S.A., 7.75%, 2019 (n)	$220,000	$273,757
ARAMARK Corp., 8.5%, 2015	50,000	52,250
B&G Foods, Inc., 7.625%, 2018	35,000	36,838
Constellation Brands, Inc., 7.25%, 2016	25,000	26,500
Del Monte Foods Co., 6.75%, 2015	90,000	91,913
Kraft Foods, Inc., 6.125%, 2018	170,000	194,378
Pinnacle Foods Finance LLC, 9.25%, 2015	65,000	67,681
TreeHouse Foods, Inc., 7.75%, 2018	45,000	48,769
Tyson Foods, Inc., 7.35%, 2016	120,000	131,625

		$923,711

Forest & Paper Products – 0.9%
Boise, Inc., 8%, 2020	$45,000	$48,150
Cascades, Inc., 7.75%, 2017	35,000	36,488
Georgia-Pacific Corp., 7.125%, 2017 (n)	60,000	63,900
Georgia-Pacific Corp., 8%, 2024	65,000	74,263
Georgia-Pacific Corp., 7.25%, 2028	15,000	16,238
Graphic Packaging Holding Co., 7.875%, 2018	30,000	31,425
Millar Western Forest Products Ltd., 7.75%, 2013	60,000	56,850
Sappi Papier Holding GmbH, 6.75%, 2012 (z)	25,000	25,636
Votorantim Participacoes S.A., 6.75%, 2021 (n)	100,000	104,500

		$457,450

Gaming & Lodging – 2.0%
Firekeepers Development Authority, 13.875%, 2015 (n)	$65,000	$76,863
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)	95,000	333
Gaylord Entertainment Co., 6.75%, 2014	55,000	54,175
GWR Operating Partnership LLP, 10.875%, 2017	35,000	36,925
Harrah’s Operating Co., Inc., 11.25%, 2017	55,000	61,875
Harrah’s Operating Co., Inc., 10%, 2018	4,000	3,650
Harrah’s Operating Co., Inc., 10%, 2018	57,000	52,013
Host Hotels & Resorts, Inc., 6.75%, 2016	45,000	45,956
Host Hotels & Resorts, Inc., 9%, 2017	50,000	55,500
Marriott International, Inc., 5.625%, 2013	120,000	128,699
MGM Mirage, 10.375%, 2014	5,000	5,613
MGM Mirage, 11.125%, 2017	20,000	23,000
MGM Mirage, 9%, 2020 (n)	45,000	49,500
MGM Resorts International, 11.375%, 2018	45,000	48,825
Penn National Gaming, Inc., 8.75%, 2019	50,000	55,125
Royal Caribbean Cruises Ltd., 11.875%, 2015	25,000	30,875
Station Casinos, Inc., 6.5%, 2014 (d)	150,000	15
Station Casinos, Inc., 6.875%, 2016 (d)	140,000	14
Wyndham Worldwide Corp., 6%, 2016	90,000	94,179
Wyndham Worldwide Corp., 5.75%, 2018	140,000	142,357
Wyndham Worldwide Corp., 7.375%, 2020	50,000	54,967
Wynn Las Vegas LLC, 7.75%, 2020	20,000	21,650

		$1,042,109

Issuer	Shares/Par		Value ($)

BONDS – continued
Industrial – 0.6%
Altra Holdings, Inc., 8.125%, 2016		$35,000	$37,100
Diversey, Inc., 8.25%, 2019		30,000	32,550
Great Lakes Dredge & Dock Corp., 7.75%, 2013		45,000	45,394
Mueller Water Products, Inc., 7.375%, 2017		35,000	33,775
Mueller Water Products, Inc., 8.75%, 2020		25,000	27,625
Steelcase, Inc., 6.5%, 2011		117,000	119,565

			$296,009

Insurance – 3.3%
Aflac, Inc., 6.45%, 2040		$120,000	$122,901
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	248,000	324,774
American International Group, Inc., 8.175% to 2038, FRN to 2068		170,000	181,018
ING Groep N.V., 5.775% to 2015, FRN to 2049		290,000	249,400
Metropolitan Life Global Funding, 2.875%, 2012 (n)		160,000	163,989
Metropolitan Life Global Funding, 5.125%, 2014 (n)		80,000	87,020
Principal Financial Group, Inc., 8.875%, 2019		130,000	163,551
Prudential Financial, Inc., 6.2%, 2015		130,000	143,365
Prudential Financial, Inc., 5.375%, 2020		90,000	94,046
Unum Group, 7.125%, 2016		160,000	179,714

			$1,709,778

Insurance – Property & Casualty – 2.1%
Aon Corp., 3.5%, 2015		$140,000	$140,069
AXIS Capital Holdings Ltd., 5.75%, 2014		205,000	217,989
AXIS Capital Holdings Ltd., 5.875%, 2020		50,000	49,922
CNA Financial Corp., 5.875%, 2020		160,000	159,308
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		80,000	96,800
PartnerRe Ltd., 5.5%, 2020		107,000	107,752
Travelers Cos., Inc., 3.9%, 2020		220,000	213,716
USI Holdings Corp., 9.75%, 2015 (z)		75,000	75,750

			$1,061,306

International Market Quasi-Sovereign – 2.6%
Bank of Ireland, 2.75%, 2012 (n)		$130,000	$123,922
Canada Housing Trust, 4.6%, 2011 (n)	CAD	120,000	123,376
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		230,000	268,356
ING Bank N.V., 3.9%, 2014 (n)		190,000	204,142
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		200,000	179,404
LeasePlan Corp. N.V., 3%, 2012 (n)		90,000	92,463
Swedbank AB, 2.8%, 2012 (n)		100,000	102,138
Vestjysk Bank A/S, FRN, 0.851%, 2013 (n)		130,000	131,074
Westpac Banking Corp., 3.45%, 2014 (n)		100,000	106,580

			$1,331,455

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – 12.8%
Federal Republic of Germany, 3.75%, 2015	EUR	291,000	$420,727
Federal Republic of Germany, 4.25%, 2018	EUR	346,000	511,596
Federal Republic of Germany, 6.25%, 2030	EUR	141,000	259,518
Government of Canada, 4.5%, 2015	CAD	92,000	101,058
Government of Canada, 4.25%, 2018	CAD	48,000	52,768
Government of Canada, 5.75%, 2033	CAD	17,000	22,868
Government of Japan, 1.5%, 2012	JPY	21,000,000	263,631
Government of Japan, 1.3%, 2014	JPY	45,700,000	583,925
Government of Japan, 1.7%, 2017	JPY	64,300,000	845,938
Government of Japan, 2.2%, 2027	JPY	20,650,000	272,171
Government of Japan, 2.4%, 2037	JPY	21,800,000	291,940
Kingdom of Belgium, 5.5%, 2017	EUR	63,000	93,519
Kingdom of Spain, 4.6%, 2019	EUR	70,000	88,893
Kingdom of the Netherlands, 3.75%, 2014	EUR	309,000	444,934
Kingdom of the Netherlands, 5.5%, 2028	EUR	38,000	63,385
Republic of Austria, 4.65%, 2018	EUR	150,000	221,329
Republic of France, 4.75%, 2012	EUR	141,000	201,044
Republic of France, 6%, 2025	EUR	118,000	199,460
Republic of France, 4.75%, 2035	EUR	160,000	242,266
Republic of Italy, 4.75%, 2013	EUR	287,000	397,463
Republic of Italy, 5.25%, 2017	EUR	385,000	544,675
United Kingdom Treasury, 8%, 2015	GBP	146,000	288,956
United Kingdom Treasury, 8%, 2021	GBP	55,000	119,445
United Kingdom Treasury, 4.25%, 2036	GBP	77,000	120,891

			$6,652,400

Local Authorities – 0.6%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043		$160,000	$161,576
Province of Ontario, 5.45%, 2016		145,000	164,901

			$326,477

Machinery & Tools – 0.8%
Atlas Copco AB, 5.6%, 2017 (n)		$214,000	$230,569
Case Corp., 7.25%, 2016		25,000	27,000
Case New Holland, Inc., 7.875%, 2017 (n)		100,000	109,250
Rental Service Corp., 9.5%, 2014		35,000	36,750

			$403,569

Major Banks – 4.8%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049		$460,000	$326,692
Bank of America Corp., 7.375%, 2014		65,000	72,253
Bank of America Corp., 8% to 2018, FRN to 2049		85,000	85,663
Barclays Bank PLC, 5.125%, 2020		130,000	132,763
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)		108,000	98,280
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		100,000	95,500
Commonwealth Bank of Australia, 5%, 2019 (n)		140,000	146,541

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Credit Suisse New York, 5.5%, 2014	$130,000	$142,565
Goldman Sachs Group, Inc., 6%, 2014	90,000	99,147
JPMorgan Chase Capital XXII, 6.45%, 2037	110,000	109,571
JPMorgan Chase Capital XXVII, 7%, 2039	30,000	31,411
Macquarie Group Ltd., 6%, 2020 (n)	171,000	171,670
Merrill Lynch & Co., Inc., 6.4%, 2017	90,000	95,154
Morgan Stanley, 6%, 2014	100,000	108,048
Morgan Stanley, 7.3%, 2019	100,000	112,564
Morgan Stanley, 5.625%, 2019	100,000	101,968
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	155,000	129,619
Standard Chartered PLC, 3.85%, 2015 (n)	150,000	154,435
UFJ Finance Aruba AEC, 6.75%, 2013	159,000	177,302
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	78,000	82,290

		$2,473,436

Medical & Health Technology & Services – 3.5%
Biomet, Inc., 10%, 2017	$5,000	$5,463
Biomet, Inc., 10.375%, 2017 (p)	25,000	27,313
Biomet, Inc., 11.625%, 2017	85,000	93,925
Cardinal Health, Inc., 5.8%, 2016	201,000	225,529
Community Health Systems, Inc., 8.875%, 2015	115,000	120,750
Cooper Cos., Inc., 7.125%, 2015	55,000	56,650
Davita, Inc., 6.375%, 2018	45,000	44,775
Davita, Inc., 6.625%, 2020	20,000	19,800
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	35,000	40,075
HCA, Inc., 9.25%, 2016	255,000	272,053
HCA, Inc., 8.5%, 2019	40,000	43,800
HealthSouth Corp., 8.125%, 2020	90,000	96,750
Hospira, Inc., 6.05%, 2017	100,000	112,033
McKesson Corp., 5.7%, 2017	90,000	99,960
Owens & Minor, Inc., 6.35%, 2016	170,000	173,075
Tenet Healthcare Corp., 9.25%, 2015	85,000	90,525
Tenet Healthcare Corp., 8%, 2020 (n)	15,000	15,225
United Surgical Partners International, Inc., 8.875%, 2017	15,000	15,450
United Surgical Partners International, Inc., 9.25%, 2017 (p)	25,000	26,000
Universal Hospital Services, Inc., 8.5%, 2015 (p)	85,000	87,338
Universal Hospital Services, Inc., FRN, 3.834%, 2015	20,000	18,300
Vanguard Health Systems, Inc., 8%, 2018	60,000	61,500
VWR Funding, Inc., 10.25%, 2015 (p)	69,500	72,975

		$1,819,264

Metals & Mining – 1.5%
Arch Coal, Inc., 7.25%, 2020	$20,000	$21,100
Arch Western Finance LLC, 6.75%, 2013	26,000	26,260
Cloud Peak Energy, Inc., 8.25%, 2017	55,000	59,056
Cloud Peak Energy, Inc., 8.5%, 2019	70,000	76,650
CONSOL Energy, Inc., 8%, 2017 (n)	35,000	37,275
CONSOL Energy, Inc., 8.25%, 2020 (n)	20,000	21,600

12

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – continued
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (n)	$221,000	$211,416
Novelis, Inc., 8.375%, 2017 (z)	25,000	25,875
Novelis, Inc., 8.75%, 2020 (z)	10,000	10,375
Southern Copper Corp., 6.75%, 2040	104,000	107,692
U.S. Steel Corp., 7.375%, 2020	30,000	30,750
Vale Overseas Ltd., 4.625%, 2020	100,000	99,008
Vale Overseas Ltd., 6.875%, 2039	51,000	56,351

		$783,408

Mortgage-Backed – 0.6%
Fannie Mae, 6.5%, 2032 (f)	$126,897	$142,685
Freddie Mac, 4.224%, 2020	146,497	148,521

		$291,206

Natural Gas – Distribution – 0.4%
AmeriGas Partners LP, 7.125%, 2016	$85,000	$87,975
Ferrellgas Partners LP, 8.625%, 2020	55,000	59,125
Inergy LP, 6.875%, 2014	65,000	65,975

		$213,075

Natural Gas – Pipeline – 2.2%
Atlas Pipeline Partners LP, 8.125%, 2015	$30,000	$30,900
Atlas Pipeline Partners LP, 8.75%, 2018	40,000	41,800
CenterPoint Energy, Inc., 7.875%, 2013	228,000	257,739
Crosstex Energy, Inc., 8.875%, 2018	50,000	53,563
El Paso Corp., 7%, 2017	75,000	79,149
El Paso Corp., 7.75%, 2032	25,000	24,868
Energy Transfer Equity LP, 7.5%, 2020	85,000	87,550
Enterprise Products Partners LP, FRN, 8.375%, 2066	33,000	35,434
Enterprise Products Partners LP, FRN, 7.034%, 2068	20,000	20,750
Kinder Morgan Energy Partners, 5.85%, 2012	143,000	153,332
Kinder Morgan Finance Corp., 5.35%, 2011	162,000	162,000
Spectra Energy Capital LLC, 8%, 2019	164,000	199,794

		$1,146,879

Network & Telecom – 2.7%
AT&T, Inc., 5.5%, 2018	$150,000	$166,632
CenturyLink, Inc., 7.6%, 2039	150,000	151,185
Cincinnati Bell, Inc., 8.25%, 2017	15,000	14,850
Cincinnati Bell, Inc., 8.75%, 2018	55,000	51,563
Citizens Communications Co., 9%, 2031	20,000	20,550
France Telecom, 4.375%, 2014	120,000	128,217
Frontier Communications Corp., 8.5%, 2020	55,000	60,088
Qwest Communications International, Inc., 8%, 2015	20,000	21,500
Qwest Communications International, Inc., 7.125%, 2018 (n)	50,000	51,750
Qwest Corp., 7.5%, 2014	140,000	156,800
Telefonica S.A., 5.877%, 2019	150,000	153,263
Verizon Communications, Inc., 8.75%, 2018	140,000	182,814
Verizon New England, Inc., 6.5%, 2011	80,000	83,111
Windstream Corp., 8.625%, 2016	110,000	115,775

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – continued
Windstream Corp., 8.125%, 2018	$10,000	$10,500
Windstream Corp., 7.75%, 2020	25,000	25,750

		$1,394,348

Oil Services – 0.3%
Basic Energy Services, Inc., 7.125%, 2016	$15,000	$14,550
Edgen Murray Corp., 12.25%, 2015	30,000	26,100
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	30,000	28,350
Pioneer Drilling Co., 9.875%, 2018	55,000	58,163
Pride International, Inc., 6.875%, 2020	11,000	11,413
Trinidad Drilling Ltd., 7.875%, 2019 (z)	25,000	25,250

		$163,826

Other Banks & Diversified Financials – 4.5%
Alfa Bank, 7.875%, 2017 (n)	$100,000	$101,750
Banco Santander U.S. Debt S.A.U., 2.991%, 2013 (n)	100,000	97,147
Bangkok Bank (Hong Kong), 4.8%, 2020 (n)	100,000	95,822
Bank of China (Hong Kong) Ltd., 5.55%, 2020 (n)	203,000	212,083
Bosphorus Financial Services Ltd., FRN, 2.085%, 2012 (z)	62,500	61,596
Capital One Financial Corp., 8.8%, 2019	250,000	307,510
Capital One Financial Corp., 10.25%, 2039	160,000	171,200
Citigroup Capital XXI, 8.3% to 2037, FRN to 2057	35,000	36,400
Citigroup, Inc., 6.375%, 2014	120,000	132,625
Citigroup, Inc., 6.01%, 2015	100,000	109,703
Citigroup, Inc., 8.5%, 2019	88,000	109,246
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	157,000	180,446
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	200,000	197,473
Santander UK PLC, 8.963% to 2030, FRN to 2049	73,000	77,015
Svenska Handelsbanken AB, 4.875%, 2014 (n)	180,000	191,338
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	270,000	259,200

		$2,340,554

Pharmaceuticals – 1.5%
Celgene Corp., 3.95%, 2020	$160,000	$152,118
Pfizer, Inc., 6.2%, 2019	230,000	269,413
Roche Holdings, Inc., 6%, 2019 (n)	200,000	232,568
Teva Pharmaceutical Finance LLC, 5.55%, 2016	87,000	98,014
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	5,000	4,975
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	5,000	4,938

		$762,026

Pollution Control – 0.7%
Allied Waste North America, Inc., 7.125%, 2016	$205,000	$217,044
Republic Services, Inc., 5.25%, 2021	130,000	137,005

		$354,049

13

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – 0.4%
American Media, Inc., 13.5%, 2018 (z)	$6,759	$6,867
McClatchy Co., 11.5%, 2017	15,000	16,856
Nielsen Finance LLC, 11.5%, 2016	40,000	46,200
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	134,000	140,700
Nielsen Finance LLC, 7.75%, 2018 (n)	20,000	20,700

		$231,323

Railroad & Shipping – 0.3%
Kansas City Southern Railway, 8%, 2015	$70,000	$75,250
Panama Canal Railway Co., 7%, 2026 (n)	93,800	84,420

		$159,670

Real Estate – 1.1%
Boston Properties LP, REIT, 4.125%, 2021	$110,000	$104,284
Developers Diversified Realty Corp., REIT, 7.875%, 2020	15,000	16,798
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	45,000	47,588
Kimco Realty Corp., REIT, 6.875%, 2019	36,000	40,727
Simon Property Group, Inc., REIT, 6.1%, 2016	230,000	257,834
WEA Finance LLC, REIT, 6.75%, 2019 (n)	110,000	122,543

		$589,774

Restaurants – 0.0%
Dunkin Finance Corp., 9.625%, 2018 (n)	$20,000	$20,200

Retailers – 2.2%
AutoZone, Inc., 6.5%, 2014	$230,000	$255,422
Express LLC/Express Finance Corp., 8.75%, 2018	35,000	37,188
Limited Brands, Inc., 5.25%, 2014	59,000	61,065
Limited Brands, Inc., 6.9%, 2017	40,000	42,500
Limited Brands, Inc., 6.95%, 2033	20,000	18,700
Macy’s, Inc., 8.375%, 2015	200,000	234,000
Neiman Marcus Group, Inc., 10.375%, 2015	55,000	58,094
QVC, Inc., 7.375%, 2020 (n)	40,000	41,900
Rent-A-Center, Inc., 6.625%, 2020	5,000	4,975
Sally Beauty Holdings, Inc., 10.5%, 2016	110,000	121,275
Staples, Inc., 9.75%, 2014	140,000	169,659
Toys “R” Us Property Co. II LLC, 8.5%, 2017	30,000	32,250
Toys “R” Us, Inc., 10.75%, 2017	50,000	57,000

		$1,134,028

Specialty Stores – 0.4%
Giraffe Acquisition Corp., 9.125%, 2018 (n)	$35,000	$36,488
Michaels Stores, Inc., 11.375%, 2016	35,000	38,150
Michaels Stores, Inc., 7.75%, 2018 (n)	35,000	34,913
Payless ShoeSource, Inc., 8.25%, 2013	76,000	77,330

		$186,881

Supermarkets – 0.3%
Delhaize Group, 5.875%, 2014	$150,000	$165,534

Supranational – 0.6%
Central American Bank, 4.875%, 2012 (n)	$305,000	$314,174

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – 2.0%
American Tower Corp., 4.625%, 2015	$80,000	$83,575
Clearwire Corp., 12%, 2015 (n)	105,000	113,138
Cricket Communications, Inc., 7.75%, 2016	35,000	36,313
Crown Castle International Corp., 9%, 2015	35,000	38,588
Crown Castle International Corp., 7.125%, 2019	85,000	89,888
Crown Castle Towers LLC, 6.113%, 2020 (n)	157,000	163,801
MetroPCS Wireless, Inc., 7.875%, 2018	20,000	20,750
Nextel Communications, 7.375%, 2015	45,000	45,056
NII Holdings, Inc., 10%, 2016	50,000	55,375
NII Holdings, Inc., 8.875%, 2019	30,000	32,325
Rogers Cable, Inc., 5.5%, 2014	164,000	179,109
SBA Communications Corp., 8.25%, 2019	20,000	21,850
Sprint Capital Corp., 6.875%, 2028	25,000	21,875
Sprint Nextel Corp., 8.375%, 2017	105,000	112,613
Sprint Nextel Corp., 8.75%, 2032	20,000	20,200

		$1,034,456

Telephone Services – 0.1%
Frontier Communications Corp., 8.125%, 2018	$60,000	$65,850

Tobacco – 1.3%
Altria Group, Inc., 9.25%, 2019	$210,000	$274,058
Lorillard Tobacco Co., 8.125%, 2019	63,000	70,102
Lorillard Tobacco Co., 6.875%, 2020	70,000	72,298
Reynolds American, Inc., 6.75%, 2017	240,000	268,252

		$684,710

Transportation – Services – 1.0%
American Petroleum Tankers LLC, 10.25%, 2015 (n)	$25,000	$25,875
Commercial Barge Line Co., 12.5%, 2017	60,000	69,300
Erac USA Finance Co., 6.375%, 2017 (n)	180,000	199,824
Hertz Corp., 8.875%, 2014	74,000	75,665
Hertz Corp., 7.5%, 2018 (n)	35,000	36,313
Hertz Corp., 7.375%, 2021 (z)	50,000	50,500
Navios Maritime Acquisition Corp., 8.625%, 2017 (n)	20,000	20,450
Navios Maritime Holdings, Inc., 8.875%, 2017	25,000	27,063
Swift Services Holdings, Inc., 10%, 2018 (z)	35,000	36,663

		$541,653

U.S. Government Agencies and Equivalents – 1.4%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$50,000	$48,614
Small Business Administration, 4.34%, 2024	216,709	227,225
Small Business Administration, 4.77%, 2024	174,911	185,444
Small Business Administration, 4.625%, 2025	132,875	140,455
Small Business Administration, 5.11%, 2025	119,911	128,519

		$730,257

Utilities – Electric Power – 3.0%
AES Corp., 8%, 2017	$105,000	$111,038
Allegheny Energy, Inc., 5.75%, 2019 (n)	150,000	150,981
Calpine Corp., 8%, 2016 (n)	55,000	58,438
Calpine Corp., 7.875%, 2020 (n)	30,000	30,375
CMS Energy Corp., 4.25%, 2015	140,000	138,625

14

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Colbun S.A., 6%, 2020 (n)	$115,000	$119,607
Covanta Holding Corp., 7.25%, 2020	20,000	20,276
Duke Energy Corp., 3.35%, 2015	150,000	154,417
Dynegy Holdings, Inc., 7.75%, 2019	70,000	46,725
Edison Mission Energy, 7%, 2017	95,000	75,288
EDP Finance B.V., 6%, 2018 (n)	200,000	186,935
Energy Future Holdings Corp., 10%, 2020 (n)	65,000	66,870
Energy Future Holdings Corp., 10%, 2020	105,000	108,284
Entergy Corp., 5.125%, 2020	77,000	75,965
Exelon Generation Co. LLC, 5.2%, 2019	70,000	73,230
FirstEnergy Corp., 6.45%, 2011	9,000	9,366
Genon Escrow Corp., 9.875%, 2020 (n)	55,000	54,588
NRG Energy, Inc., 7.375%, 2016	30,000	30,750
Texas Competitive Electric Holdings LLC, 10.25%, 2015	55,000	31,075

		$1,542,833

Total Bonds (Identified Cost, $48,599,693)		$50,349,531

FLOATING RATE LOANS (g)(r) – 0.6%
Automotive – 0.2%
Allison Transmission, Inc., Term Loan B, 3.02%, 2014	$81,253	$79,307
Ford Motor Co., Term Loan B-1, 3.02%, 2013	33,450	33,287

		$112,594

Broadcasting – 0.1%
Gray Television, Inc., Term Loan B, 3.78%, 2014	$22,477	$21,893
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	20,853	20,879

		$42,772

Building – 0.0%
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 9%, 2017	$2,458	$2,531

Consumer Services – 0.1%
Realogy Corp., Letter of Credit, 3.3%, 2013	$3,360	$3,144
Realogy Corp., Term Loan, 3.28%, 2013	24,663	23,082

		$26,226

Financial Institutions – 0.0%
American General Financial Corp., Term Loan B, 7.25%, 2015	$9,469	$9,593

Gaming & Lodging – 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.05%, 2014 (d)	$74,178	$1,298
MGM Mirage, Term Loan, 7%, 2014 (o)	74,206	70,069

		$71,367

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Utilities – Electric Power – 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.76%, 2014	$44,111	$34,025

Total Floating Rate Loans (Identified Cost, $335,608)		$299,108

COMMON STOCKS – 0.1%
Automotive – 0.0%
Accuride Corp. (a)	1,318	$20,930

Broadcasting – 0.0%
New Young Broadcasting Holding Co., Inc. (a)	9	$21,375

Construction – 0.0%
Nortek, Inc. (a)	341	$12,276

Printing & Publishing – 0.1%
American Media Operations, Inc.	1,733	$24,730
Quad/Graphics, Inc. (a)	81	3,342

		$28,072

Total Common Stocks (Identified Cost, $74,590)		$82,653

CONVERTIBLE PREFERRED STOCKS – 0.1%
Automotive – 0.1%
General Motors Co., 4.75% (a) (Identified Cost, $50,000)	1,000	$54,110

PREFERRED STOCKS – 0.0%
Other Banks & Diversified Financials – 0.0%
Citigroup Capital XIII, 7.875% (a) (Identified Cost, $10,625)	425	$11,437

	Strike Price	First Exercise

WARRANTS – 0.1%
Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (a) (Identified Cost, $47,888)	$0.10	7/14/10	25	$59,375

MONEY MARKET FUNDS (v) – 0.0%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	55	$55

Total Investments (Identified Cost, $49,118,459)		$50,856,269

OTHER ASSETS, LESS LIABILITIES – 2.0%		1,012,333

Net Assets –100.0%		$51,868,602

15

MFS Strategic Income Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(e)	Guaranteed by Minister for Finance of Ireland.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,510,846, representing 22.19% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AMC Entertainment, Inc., 9.75%, 2020	12/01/10	$25,000	$26,000
American Media, Inc., 13.5%, 2018	12/22/10	6,868	6,867
Anthracite Ltd., CDO, 6%, 2037	5/14/02	179,559	60,000
ARCap REIT, Inc., CDO, “H”, 6.078%, 2045	9/21/04	175,592	11,500
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040	3/01/06	187,219	85,353
Bosphorus Financial Services Ltd., FRN, 2.085%, 2012	3/08/05	62,500	61,596
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	38,018	38,566
Bresnan Broadband Holdings LLC, 8%, 2018	12/01/10	10,000	10,300
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/16/10	160,198	160,800
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	78,049	94,378
Citadel Broadcasting Corp., 7.75%, 2018	12/06/10	5,000	5,175
Crest Ltd., “A1” CDO, FRN, 0.769%, 2018	1/21/10	111,487	125,125
Energy XXI Gulf Coast, Inc., 9.25%, 2017	12/03/10	170,000	176,800
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	93,936	84,433
Falcon Franchise Loan LLC, FRN, 3.165%, 2023	1/18/02	14,748	14,657
Falcon Franchise Loan LLC, FRN, 3.246%, 2025	1/29/03	49,127	40,885
GMAC LLC, FRN, 6.02%, 2033	11/17/00	289,434	360,153
Hertz Corp., 7.375%, 2021	12/06/10	50,000	50,500
LBI Media, Inc., 8.5%, 2017	7/18/07	54,321	44,688
Local TV Finance LLC, 9.25%, 2015	11/28/07-11/30/10	65,305	60,401
Morgan Stanley Capital I, Inc., FRN, 1.419%, 2039	7/20/04	57,831	41,897
NAI Entertainment Holdings LLC, 8.25%, 2017	12/02/10-12/20/10	20,798	21,000
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-12/08/10	34,137	34,388
Nortek, Inc., 10%, 2018	11/18/10	10,000	10,325
Novelis, Inc., 8.375%, 2017	12/10/10	25,224	25,875
Novelis, Inc., 8.75%, 2020	12/10/10	10,000	10,375
Polypore International, Inc., 7.5%, 2017	11/10/10	5,000	5,100
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013	12/06/04	424,275	412,468
SIRIUS XM Radio, Inc., 13%, 2013	12/15/10	17,804	17,850

16

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Salomon Brothers Mortgage Securities, Inc., FRN, 7.078%, 2032	1/07/05	$217,522	$221,509
Sappi Papier Holding GmbH, 6.75%, 2012	7/29/10-8/02/10	25,138	25,636
Scotts Miracle-Gro Co., 6.625%, 2020	12/13/10	5,000	5,000
Swift Services Holdings, Inc., 10%, 2018	12/15/10	35,000	36,663
Syniverse Holdings, Inc., 9.125%, 2019	12/16/10	35,736	36,138
Trinidad Drilling Ltd., 7.875%, 2019	12/09/10	24,812	25,250
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	75,548	75,750
Total Restricted Securities			$2,523,401
% of Net Assets			4.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	Korean Won

SEK	Swedish Krona

Derivative Contracts at 12/31/10

Forward Foreign Currency Exchange Contracts at 12/31/10

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CNY	JPMorgan Chase Bank N.A.	1,766,000	1/18/11	$265,564	$267,934	$2,370
SELL	GBP	Barclays Bank PLC	170,415	1/12/11	271,301	265,680	5,621
SELL	GBP	Deutsche Bank AG	170,415	1/12/11	271,239	265,680	5,559
BUY	IDR	JPMorgan Chase Bank N.A.	727,447,000	1/14/11	80,416	80,614	198
BUY	KRW	JPMorgan Chase Bank N.A.	74,173,000	1/05/11	63,466	65,353	1,887
SELL	KRW	JPMorgan Chase Bank N.A.	48,479,000	1/05/11	42,898	42,714	184

							$15,819

17

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/10 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	CAD	Credit Suisse Group	54,921	1/12/11	$54,606	$55,228	$(622)
SELL	CAD	Goldman Sachs International	260,734	1/12/11	254,863	262,190	(7,327)
BUY	EUR	JPMorgan Chase Bank N.A.	37,373	1/12/11	52,024	49,941	(2,083)
SELL	EUR	UBS AG	1,384,510	3/15/11	1,828,716	1,849,686	(20,970)
SELL	JPY	JPMorgan Chase Bank N.A.	31,293,817	1/12/11	382,645	385,468	(2,823)
BUY	KRW	JPMorgan Chase Bank N.A.	48,479,000	1/27/11	42,856	42,664	(192)
SELL	KRW	Deutsche Bank AG	25,694,000	1/05/11	22,314	22,639	(325)
SELL	KRW	HSBC Bank	18,182,000	1/12/11	15,790	16,014	(224)
SELL	KRW	JPMorgan Chase Bank N.A.	30,228,000	1/27/11	26,244	26,602	(358)
BUY	SEK	Credit Suisse Group	63,821	1/12/11	9,517	9,487	(30)

							$(34,954)

Futures Contracts Outstanding at 12/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	2	$244,250	March-2011	$9,931
U.S. Treasury Note 2 yr (Short)	USD	1	218,906	March-2011	418

					$10,349

Swap Agreements at 12/31/10

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
9/20/14	USD	250,000(a	)	Goldman Sachs International	1.00% (fixed rate)	(1)	$5,072

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill, Inc., 7.375%, 10/01/25, an A2 rated bond. The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $428.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

See Notes to Financial Statements

18

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $49,118,404)	$50,856,214
Underlying funds, at cost and value	55
Total investments, at value (identified cost, $49,118,459)	$50,856,269
Cash	89,832
Receivables for
Forward foreign currency exchange contracts	15,819
Investments sold	157,390
Fund shares sold	33,444
Interest	816,870
Swaps, at value (net unamortized premiums received, $428)	5,072
Receivable from investment adviser	5,404
Other assets	2,040
Total assets		$51,982,140
Liabilities
Payables for
Forward foreign currency exchange contracts	$34,954
Daily variation margin on open futures contracts	2,516
Investments purchased	23,799
Fund shares reacquired	1,262
Payable to affiliates
Investment adviser	1,984
Distribution and/or service fees	149
Administrative services fee	115
Payable for Trustees’ compensation	49
Accrued expenses and other liabilities	48,710
Total liabilities		$113,538
Net assets		$51,868,602
Net assets consist of
Paid-in capital	$51,959,653
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,735,442
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,245,614)
Undistributed net investment income	2,419,121
Net assets		$51,868,602
Shares of beneficial interest outstanding		5,261,957

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$40,926,621	4,146,431	$9.87
Service Class	10,941,981	1,115,526	9.81

See Notes to Financial Statements

19

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$3,172,436
Dividends	1,910
Dividends from underlying funds	2,864
Total investment income		$3,177,210
Expenses
Management fee	$396,047
Distribution and/or service fees	28,741
Administrative services fee	21,288
Trustees’ compensation	6,896
Custodian fee	36,268
Shareholder communications	8,069
Auditing fees	70,682
Legal fees	7,603
Miscellaneous	13,140
Total expenses		$588,734
Fees paid indirectly	(44)
Reduction of expenses by investment adviser	(84,406)
Net expenses		$504,284
Net investment income		$2,672,926
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$704,030
Futures contracts	(9,731)
Swap transactions	1,243
Foreign currency transactions	264,880
Net realized gain (loss) on investments and foreign currency transactions		$960,422
Change in unrealized appreciation (depreciation)
Investments	$1,540,001
Futures contracts	58,278
Swap transactions	(1,375)
Translation of assets and liabilities in foreign currencies	(75,794)
Net unrealized gain (loss) on investments and foreign currency translation		$1,521,110
Net realized and unrealized gain (loss) on investments and foreign currency		$2,481,532
Change in net assets from operations		$5,154,458

See Notes to Financial Statements

20

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$2,672,926	$2,889,016
Net realized gain (loss) on investments and foreign currency transactions	960,422	(1,437,735)
Net unrealized gain (loss) on investments and foreign currency translation	1,521,110	9,820,196
Change in net assets from operations	$5,154,458	$11,271,477
Distributions declared to shareholders
From net investment income	$(2,808,031)	$(4,831,795)
Change in net assets from fund share transactions	$(2,342,922)	$3,074,206
Total change in net assets	$3,505	$9,513,888
Net assets
At beginning of period	51,865,097	42,351,209
At end of period (including undistributed net investment income of $2,419,121 and $2,118,580, respectively)	$51,868,602	$51,865,097

See Notes to Financial Statements

21

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.46	$8.36	$10.40	$10.61	$10.71
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.55	$0.58	$0.60	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	0.45	1.54	(1.82)	(0.23)	0.11
Total from investment operations	$0.94	$2.09	$(1.24)	$0.37	$0.68
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.99)	$(0.80)	$(0.58)	$(0.66)
From net realized gain on investments	—	—	—	—	(0.12)
Total distributions declared to shareholders	$(0.53)	$(0.99)	$(0.80)	$(0.58)	$(0.78)
Net asset value, end of period	$9.87	$9.46	$8.36	$10.40	$10.61
Total return (%) (k)(r)(s)	10.27	27.52	(12.94)	3.49	6.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.03	1.02	0.95	0.97
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.95
Net investment income	5.11	6.23	6.07	5.70	5.44
Portfolio turnover	48	63	38	49	64
Net assets at end of period (000 omitted)	$40,927	$40,221	$31,159	$49,582	$54,423

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.40	$8.30	$10.33	$10.54	$10.64
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.52	$0.55	$0.57	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	0.45	1.54	(1.80)	(0.23)	0.11
Total from investment operations	$0.92	$2.06	$(1.25)	$0.34	$0.65
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.96)	$(0.78)	$(0.55)	$(0.63)
From net realized gain on investments	—	—	—	—	(0.12)
Total distributions declared to shareholders	$(0.51)	$(0.96)	$(0.78)	$(0.55)	$(0.75)
Net asset value, end of period	$9.81	$9.40	$8.30	$10.33	$10.54
Total return (%) (k)(r)(s)	10.05	27.24	(13.21)	3.24	6.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.28	1.26	1.20	1.22
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.19
Net investment income	4.87	6.02	5.82	5.45	5.19
Portfolio turnover	48	63	38	49	64
Net assets at end of period (000 omitted)	$10,942	$11,644	$11,192	$19,232	$21,949

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

22

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may

23

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, and swap contracts. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$102,095	$105,480	$—	$207,575
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	730,257	—	730,257
Non-U.S. Sovereign Debt	—	10,013,104	—	10,013,104
Corporate Bonds	—	28,697,412	6,867	28,704,279
Residential Mortgage-Backed Securities	—	291,206	—	291,206
Commercial Mortgage-Backed Securities	—	1,545,475	—	1,545,475
Asset-Backed Securities (including CDOs)	—	652,277	—	652,277
Foreign Bonds	—	8,412,933	—	8,412,933
Floating Rate Loans	—	299,108	—	299,108
Mutual Funds	55	—	—	55
Total Investments	$102,150	$50,747,252	$6,867	$50,856,269

Other Financial Instruments
Futures	$10,349	$—	$—	$10,349
Swaps	—	5,072	—	5,072
Forward Currency Contracts	—	(19,135)	—	(19,135)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Corporate Bonds	Total
Balance as of 12/31/09	$3,242	$—	$3,242
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(2,418)	—	(2,418)
Change in unrealized appreciation (depreciation)	(824)	—	(824)
Purchases	—	—	—
Sales	—	—	—
Transfers into level 3	—	6,867	6,867
Transfers out of level 3	—	—	—
Balance as of 12/31/10	$—	$6,867	$6,867

The net change in unrealized (depreciation) from investments still held as level 3 at December 31, 2010 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct

24

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund include futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$10,349	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	15,819	(34,954)
Credit Contracts	Credit Default Swaps	5,072	—
Total		$31,240	$(34,954)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Foreign Currency Transactions
Interest Rate Contracts	$(9,731)	$—	$—
Foreign Exchange Contracts	—	—	279,143
Credit Contracts	—	1,243	—
Total	$(9,731)	$1,243	$279,143

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate Contracts	$58,278	$—	$—
Foreign Exchange Contracts	—	—	(76,448)
Credit Contracts	—	(1,375)	—
Total	$58,278	$(1,375)	$(76,448)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to

25

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in

26

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At December 31, 2010, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no

27

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$2,808,031	$4,831,795

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$49,511,857
Gross appreciation	3,120,742
Gross depreciation	(1,776,330)
Net unrealized appreciation (depreciation)	$1,344,412
Undistributed ordinary income	2,836,348
Capital loss carryforwards	(3,806,830)
Other temporary differences	(464,981)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/15	$(8,256)
12/31/16	(2,156,556)
12/31/17	(1,642,018)
Total	$(3,806,830)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$2,214,015	$3,605,134
Service Class	594,016	1,226,661
Total	$2,808,031	$4,831,795

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets. This written agreement will continue until modified or rescinded by the fund’s shareholders. This management fee

28

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

reduction amounted to $26,401, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $58,005 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0403% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $905 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$9,707	$292,975
Investments (non-U.S. Government securities)	$24,270,523	$25,458,985

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	355,970	$3,411,617	615,780	$5,390,270
Service Class	162,760	1,564,769	159,835	1,350,527
	518,730	$4,976,386	775,615	$6,740,797
Shares issued to shareholders in reinvestment of distributions
Initial Class	237,301	$2,214,015	463,981	$3,605,134
Service Class	63,941	594,016	158,483	1,226,661
	301,242	$2,808,031	622,464	$4,831,795
Shares reacquired
Initial Class	(698,800)	$(6,759,659)	(556,450)	$(4,823,570)
Service Class	(349,494)	(3,367,680)	(428,155)	(3,674,816)
	(1,048,294)	$(10,127,339)	(984,605)	$(8,498,386)
Net change
Initial Class	(105,529)	$(1,134,027)	523,311	$4,171,834
Service Class	(122,793)	(1,208,895)	(109,837)	(1,097,628)
	(228,322)	$(2,342,922)	413,474	$3,074,206

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $591 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	751,282	15,608,384	(16,359,611)	55

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,864	$55

30

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

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MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

32

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

33

MFS Strategic Income Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo James Calmas Robert Persons Matthew Ryan Erik Weisman

34

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year and five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

35

MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on average daily net assets up to $1 billion on a permanent basis, requiring shareholder approval for any modification or termination, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

36

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

37

MFS Strategic Income Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

38

MFS
INVESTMENT MANAGEMENT

MFS® Global Governments Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	61.9%
U.S. Treasury Securities	25.9%
Mortgage-Backed Securities	3.1%
U.S. Government Agencies	2.3%
Commercial Mortgage-Backed Securities	1.7%
High Grade Corporates	0.2%

Composition including fixed income credit quality (a)(i)
AAA	53.4%
AA	36.6%
BBB	0.5%
U.S. Agency (NR)	4.6%
Cash & Other	4.9%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	8.3 yrs.

Issuer country weightings (i)
United States	37.7%
Japan	23.9%
Italy	10.2%
Germany	8.8%
United Kingdom	4.8%
Netherlands	3.5%
Canada	2.7%
Finland	2.6%
France	2.4%
Other Countries	3.4%

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Global Governments Portfolio (the “fund”) provided a total return of 4.61%, while Service Class shares of the fund provided a total return of 4.38%. These compare with a return of 6.42% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Relative to the JPMorgan Global Government Bond Index (Unhedged), the primary detractor from performance occurred during the second quarter of the year. As risk sentiment plummeted, the fund significantly sold down its more risk-on exposure, including emerging markets debt, U.S. corporate bonds, and exposure to emerging markets currency, to mitigate the risk of further declines in asset valuations. Ultimately, as markets improved late in the year, this positioning held back relative performance.

The fund’s yield curve (y) positioning in North America, particularly lesser exposures to shifts in the middle portion (centered around maturities of 7 years) and at the long end (centered around maturities of 30 years) of the yield curve, also held back relative performance.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, contributed to relative performance.

Yield curve positioning in Europe, particularly a greater exposure to Euro bonds at the long end of the yield curve, also benefited relative results.

The fund’s out-of-benchmark exposure to Treasury Inflation-Protected Securities (TIPS), delegated underwriting and servicing (DUS) bonds (pools of multifamily housing loans issued by the Federal National Mortgage Association (Fannie Mae)), and to Small Business Administration (SBA) bonds aided relative performance. Our heavy underweight position in the PIIGS (Portugal, Italy, Ireland, Greece and Spain) was another positive factor for relative returns as these bonds turned in weak performance relative to the benchmark over the reporting period.

The fund’s long Euro currency position also helped relative results.

Respectfully,

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

3

MFS Global Governments Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/16/88	4.61%	6.52%	6.70%	N/A
Service Class	8/24/01	4.38%	6.26%	N/A	6.82%

Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		6.42%	7.35%	7.12%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	1.00%	$1,000.00	$1,049.62	$5.17
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$1,048.31	$6.45
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 93.9%
Foreign Bonds – 61.5%
Austria – 0.9%
Republic of Austria, 4.65%, 2018	EUR	206,000	$303,959

Belgium – 0.4%
Kingdom of Belgium, 5.5%, 2017	EUR	98,000	$145,474

Canada – 2.7%
Bayview Commercial Asset Trust, FRN, 1.687%, 2023 (z)	CAD	150,000	$123,444
Canada Housing Trust, 4.6%, 2011 (n)	CAD	280,000	287,877
Government of Canada, 4.25%, 2018	CAD	367,000	403,456
Government of Canada, 5.75%, 2033	CAD	47,000	63,224

			$878,001

Finland – 2.6%
Republic of Finland, 3.875%, 2017	EUR	591,000	$851,480

France – 2.4%
Republic of France, 6%, 2025	EUR	260,000	$439,488
Republic of France, 4.75%, 2035	EUR	225,000	340,686

			$780,174

Germany – 8.6%
Federal Republic of Germany, 3.75%, 2013	EUR	1,043,000	$1,487,505
Federal Republic of Germany, 3.75%, 2015	EUR	548,000	792,296
Federal Republic of Germany, 4.25%, 2018	EUR	168,000	248,405
Federal Republic of Germany, 6.25%, 2030	EUR	165,000	303,691

			$2,831,897

Ireland – 0.5%
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		$200,000	$179,404

Italy – 10.0%
Republic of Italy, 4.75%, 2013	EUR	1,212,000	$1,678,484
Republic of Italy, 5.25%, 2017	EUR	1,156,000	1,635,440

			$3,313,924

Japan – 23.8%
Government of Japan, 1.7%, 2017	JPY	331,450,000	$4,360,594
Government of Japan, 2.1%, 2024	JPY	122,000,000	1,616,519
Government of Japan, 2.2%, 2027	JPY	103,000,000	1,357,558
Government of Japan, 2.4%, 2037	JPY	41,000,000	549,062

			$7,883,733

Netherlands – 3.4%
Kingdom of the Netherlands, 3.75%, 2014	EUR	658,000	$947,465
Kingdom of the Netherlands, 5.5%, 2028	EUR	113,000	188,487

			$1,135,952

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
Norway – 0.5%
Eksportfinans A.S.A., 1.875%, 2013		$170,000	$171,982

Spain – 0.9%
Kingdom of Spain, 4.6%, 2019	EUR	238,000	$302,235

United Kingdom – 4.8%
United Kingdom Treasury, 8%, 2015	GBP	228,000	$451,247
United Kingdom Treasury, 8%, 2021	GBP	112,000	243,234
United Kingdom Treasury, 4.25%, 2027	GBP	259,000	414,265
United Kingdom Treasury, 4.25%, 2036	GBP	313,000	491,414

			$1,600,160

Total Foreign Bonds			$20,378,375

U.S. Bonds – 32.4%
Asset-Backed & Securitized – 1.3%
Commercial Mortgage Asset Trust, FRN, 0.84%, 2032 (i)(z)		$4,996,200	$96,379
Commercial Mortgage Pass-Through Certificates, FRN, 0.45%, 2017 (n)		331,000	317,332
First Union National Bank Commercial Mortgage Trust, FRN, 0.738%, 2043 (i)(n)		3,126,323	12,434

			$426,145

Local Authorities – 0.2%
University of California Rev. (Build America Bonds), 5.77%, 2043		$70,000	$65,954

Mortgage-Backed – 3.1%
Fannie Mae, 4.771%, 2012		$173,428	$180,816
Fannie Mae, 5.37%, 2013		93,519	98,254
Fannie Mae, 4.7%, 2015		44,091	47,413
Fannie Mae, 4.78%, 2015		68,783	74,181
Fannie Mae, 5.5%, 2015		39,617	43,532
Fannie Mae, 5.09%, 2016		59,000	64,047
Fannie Mae, 5.424%, 2016		68,032	74,464
Fannie Mae, 5.05%, 2017		53,362	57,917
Fannie Mae, 5.161%, 2018		117,314	127,806
Fannie Mae, 5.1%, 2019		52,940	56,883
Fannie Mae, 5.18%, 2019		52,958	56,999
Fannie Mae, 6.16%, 2019		44,889	50,282
Freddie Mac, 5.085%, 2019		33,000	34,891
Freddie Mac, 5%, 2025 – 2028		75,551	77,051

			$1,044,536

U.S. Government Agencies and Equivalents – 2.3%
Aid-Egypt, 4.45%, 2015		$252,000	$276,207
Small Business Administration, 5.09%, 2025		35,022	37,510
Small Business Administration, 5.21%, 2026		404,424	434,128

			$747,845

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
U.S. Treasury Obligations – 25.5%
U.S. Treasury Bonds, 6.875%, 2025	$758,000	$1,013,233
U.S. Treasury Bonds, 5.25%, 2029	526,000	603,256
U.S. Treasury Bonds, 4.5%, 2039	86,300	88,619
U.S. Treasury Notes, 4.75%, 2012	1,130,000	1,183,145
U.S. Treasury Notes, 4.125%, 2015	991,000	1,091,261
U.S. Treasury Notes, 4.75%, 2017	2,297,000	2,604,761
U.S. Treasury Notes, 3.5%, 2020	1,025,000	1,049,990
U.S. Treasury Notes, TIPS, 1.25%, 2020	812,325	831,744

		$8,466,009

Total U.S. Bonds		$10,750,489

Total Bonds (Identified Cost, $29,643,345)		$31,128,864

Issuer	Shares/Par	Value ($)

SHORT-TERM OBLIGATIONS (y) – 3.0%
Abbey National North America LLC, 0.14%, due 1/03/11, at Amortized Cost and Value	$989,000	$988,992

REPURCHASE AGREEMENTS – 2.3%
Goldman Sachs, 0.15%, dated 12/31/10, due 1/03/11, total to be received $770,010 (secured by U.S. Treasury and Federal Agency obligations valued at $785,403 in a jointly traded account), at Cost	$770,000	$770,000

Total Investments (Identified Cost, $31,402,337)		$32,887,856

OTHER ASSETS, LESS LIABILITIES – 0.8%		252,121

Net Assets – 100.0%		$33,139,977

(e)	Guaranteed by Minister for Finance of Ireland.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $797,047, representing 2.4% of net assets.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 1.687%, 2023	5/25/06	$135,624	$123,444
Commercial Mortgage Asset Trust, FRN, 0.84%, 2032	8/25/03	94,206	96,379
Total Restricted Securities			$219,823
% of Net Assets			0.7%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CLP	Chilean Peso

CNY	Chinese Yuan Renminbi

DKK	Danish Krone

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

PHP	Philippine Peso

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan Dollar

ZAR	South African Rand

Derivative Contracts at 12/31/10

Forward Foreign Currency Exchange Contracts at 12/31/10

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Citibank N.A.	36,000	1/12/11	$35,347	$36,789	$1,442
BUY	AUD	Credit Suisse Group	36,000	1/12/11	35,329	36,789	1,460
BUY	AUD	Goldman Sachs International	8,000	1/12/11	7,890	8,175	285
BUY	AUD	Westpac Banking Corp.	236,866	1/12/11	230,227	242,057	11,830
BUY	CAD	Barclays Bank PLC	5,000	1/12/11	4,958	5,028	70
BUY	CAD	Goldman Sachs International	199,923	1/12/11	195,422	201,039	5,617
BUY	CAD	UBS AG	36,000	1/12/11	35,585	36,201	616
BUY	CLP	Barclays Bank PLC	39,701,000	1/10/11	83,231	84,791	1,560
BUY	CNY	JPMorgan Chase Bank N.A.	544,000	1/14/11-4/18/11	82,178	82,551	373
SELL	DKK	Royal Bank of Scotland PLC	180,000	1/12/11	32,854	32,269	585
BUY	EUR	Citibank N.A.	68,000	1/12/11	89,902	90,867	965
BUY	EUR	Deutsche Bank AG	126,000	1/12/11	165,363	168,372	3,009
BUY	EUR	JPMorgan Chase Bank N.A.	272,796	1/12/11	355,623	364,532	8,909
BUY	EUR	UBS AG	62,000	1/12/11	82,226	82,849	623
SELL	EUR	Credit Suisse Group	18,000	1/12/11	24,433	24,053	380
SELL	EUR	Deutsche Bank AG	30,000	1/12/11	40,753	40,088	665
SELL	EUR	HSBC Bank	187,000	1/12/11	256,569	249,885	6,684
SELL	EUR	JPMorgan Chase Bank N.A.	248,000	1/12/11	348,564	331,398	17,166
SELL	EUR	UBS AG	93,665	1/12/11	129,132	125,163	3,969
BUY	GBP	Barclays Bank PLC	8,000	1/12/11	12,328	12,472	144
SELL	GBP	Barclays Bank PLC	20,000	1/12/11	31,513	31,180	333
SELL	GBP	Goldman Sachs International	70,000	1/12/11	111,288	109,131	2,157
SELL	GBP	UBS AG	31,000	1/12/11	49,542	48,330	1,212
BUY	JPY	Barclays Bank PLC	13,119,000	1/12/11	157,595	161,596	4,001
BUY	JPY	Citibank N.A.	4,030,000	1/12/11	48,163	49,640	1,477
BUY	JPY	Credit Suisse Group	5,743,000	1/12/11	70,152	70,741	589
BUY	JPY	Goldman Sachs International	1,681,000	1/12/11	20,575	20,706	131
BUY	JPY	JPMorgan Chase Bank N.A.	249,786,592	1/12/11	3,054,261	3,076,800	22,539
BUY	JPY	UBS AG	5,006,000	1/12/11	59,850	61,663	1,813
SELL	KRW	JPMorgan Chase Bank N.A.	439,000	1/05/11	389	387	2
BUY	MXN	HSBC Bank	1,025,000	1/12/11	82,488	82,952	464
BUY	NZD	Barclays Bank PLC	47,000	1/12/11	35,576	36,605	1,029
BUY	PHP	JPMorgan Chase Bank N.A.	1,885,000	1/28/11	42,695	43,038	343
SELL	SEK	Barclays Bank PLC	97,000	1/12/11	14,446	14,419	27
BUY	SGD	HSBC Bank	115,000	1/12/11	88,865	89,610	745
BUY	SGD	JPMorgan Chase Bank N.A.	107,000	2/07/11	81,939	83,379	1,440
SELL	TRY	Barclays Bank PLC	99,000	1/26/11	65,162	63,950	1,212
SELL	TRY	Deutsche Bank AG	206,000	2/22/11	136,913	132,615	4,298
BUY	TWD	Barclays Bank PLC	2,700,000	1/27/11	88,918	92,662	3,744
BUY	ZAR	Deutsche Bank AG	1,000	1/18/11	140	151	11

							$113,919

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/10 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	AUD	Citibank N.A.	66,000	1/12/11	$64,633	$67,446	$(2,813)
SELL	CAD	Barclays Bank PLC	52,000	1/12/11	51,480	52,290	(810)
SELL	CAD	Credit Suisse Group	419,916	1/12/11	417,507	422,260	(4,753)
BUY	DKK	Credit Suisse Group	1,304,922	1/12/11	243,505	233,934	(9,571)
BUY	EUR	Deutsche Bank AG	142,000	1/12/11	193,540	189,752	(3,788)
BUY	EUR	Goldman Sachs International	18,000	1/12/11	24,788	24,053	(735)
BUY	EUR	JPMorgan Chase Bank N.A.	1,097,257	1/12/11	1,529,427	1,466,244	(63,183)
SELL	EUR	Barclays Bank PLC	62,000	1/12/11	80,477	82,849	(2,372)
SELL	EUR	Deutsche Bank AG	2,000	1/12/11	2,658	2,673	(15)
SELL	EUR	Goldman Sachs International	56,000	1/12/11	74,810	74,832	(22)
SELL	EUR	HSBC Bank	189,745	1/12/11	252,684	253,553	(869)
SELL	EUR	UBS AG	1,805,247	1/12/11-3/15/11	2,384,594	2,411,793	(27,199)
BUY	GBP	Barclays Bank PLC	149,484	1/12/11	237,557	233,049	(4,508)
BUY	GBP	Credit Suisse Group	3,000	1/12/11	4,782	4,677	(105)
BUY	GBP	Deutsche Bank AG	211,484	1/12/11	335,589	329,708	(5,881)
BUY	GBP	Royal Bank of Scotland PLC	31,000	1/12/11	49,738	48,330	(1,408)
BUY	GBP	UBS AG	18,000	1/12/11	28,459	28,062	(397)
BUY	IDR	Barclays Bank PLC	773,536,000	4/01/11	85,285	84,704	(581)
BUY	IDR	JPMorgan Chase Bank N.A.	488,100,000	1/14/11	54,276	54,090	(186)
SELL	IDR	JPMorgan Chase Bank N.A.	1,260,865,000	1/14/11	139,384	139,726	(342)
BUY	JPY	Barclays Bank PLC	1,283,000	1/12/11	15,827	15,804	(23)
SELL	JPY	Barclays Bank PLC	3,714,000	1/12/11	45,664	45,748	(84)
SELL	JPY	Citibank N.A.	274,000	1/12/11	3,310	3,375	(65)
SELL	JPY	Credit Suisse Group	4,491,000	1/12/11	55,299	55,319	(20)
SELL	JPY	HSBC Bank	32,621,000	1/12/11	389,380	401,816	(12,436)
SELL	JPY	Royal Bank of Scotland PLC	4,253,000	1/12/11	52,088	52,387	(299)
SELL	JPY	UBS AG	14,440,000	1/12/11	173,870	177,868	(3,998)
BUY	KRW	Barclays Bank PLC	146,277,000	1/05/11-1/18/11	130,246	128,822	(1,424)
BUY	KRW	JPMorgan Chase Bank N.A.	439,000	1/18/11	386	387	(2)
SELL	KRW	Barclays Bank PLC	146,167,000	1/05/11-1/18/11	125,123	128,725	(3,602)
SELL	NOK	Deutsche Bank AG	14,000	1/12/11	2,257	2,398	(141)
SELL	NZD	Barclays Bank PLC	46,000	1/12/11	35,471	35,826	(355)
BUY	PHP	JPMorgan Chase Bank N.A.	5,650,000	1/06/11-1/26/11	130,045	128,988	(1,057)
SELL	PHP	JPMorgan Chase Bank N.A.	3,814,000	1/26/11	85,746	87,079	(1,333)
BUY	SEK	Credit Suisse Group	2,551,650	1/12/11	380,497	379,291	(1,206)
SELL	SEK	Barclays Bank PLC	87,000	1/12/11	12,626	12,932	(306)
BUY	SGD	Deutsche Bank AG	56,000	1/12/11	43,671	43,636	(35)
SELL	SGD	Deutsche Bank AG	62,000	1/12/11	46,864	48,312	(1,448)
BUY	TRY	HSBC Bank	89,000	2/22/11	60,716	57,295	(3,421)
BUY	TRY	JPMorgan Chase Bank N.A.	216,000	1/26/11-2/22/11	145,674	139,332	(6,342)
SELL	TWD	Credit Suisse Group	2,482,550	1/27/11	82,000	85,199	(3,199)
SELL	TWD	JPMorgan Chase Bank N.A.	191,000	1/27/11	6,499	6,556	(57)

							$(170,391)

At December 31, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments, at value (identified cost, $31,402,337)	$32,887,856
Cash	990
Foreign currency, at value (identified cost, $226)	230
Receivables for
Forward foreign currency exchange contracts	113,919
Interest	397,139
Receivable from investment adviser	3,059
Other assets	1,444
Total assets		$33,404,637
Liabilities
Payables for
Forward foreign currency exchange contracts	$170,391
Fund shares reacquired	40,092
Payable to affiliates
Investment adviser	1,353
Distribution and/or service fees	42
Administrative services fee	79
Payable for Trustees’ compensation	40
Accrued expenses and other liabilities	52,663
Total liabilities		$264,660
Net assets		$33,139,977
Net assets consist of
Paid-in capital	$31,386,558
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,430,414
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(182,623)
Undistributed net investment income	505,628
Net assets		$33,139,977
Shares of beneficial interest outstanding		3,016,903

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$30,046,688	2,731,783	$11.00
Service Class	3,093,289	285,120	10.85

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Interest income		$898,730
Expenses
Management fee	$255,445
Distribution and/or service fees	7,983
Administrative services fee	14,844
Trustees’ compensation	4,714
Custodian fee	31,240
Shareholder communications	6,996
Auditing fees	58,800
Legal fees	7,119
Miscellaneous	11,989
Total expenses		$399,130
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(50,433)
Net expenses		$348,690
Net investment income		$550,040
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(54,618)
Foreign currency transactions	468,130
Net realized gain (loss) on investments and foreign currency transactions		$413,512
Change in unrealized appreciation (depreciation)
Investments	$473,005
Translation of assets and liabilities in foreign currencies	57,550
Net unrealized gain (loss) on investments and foreign currency translation		$530,555
Net realized and unrealized gain (loss) on investments and foreign currency		$944,067
Change in net assets from operations		$1,494,107

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$550,040	$765,918
Net realized gain (loss) on investments and foreign currency transactions	413,512	(308,731)
Net unrealized gain (loss) on investments and foreign currency translation	530,555	726,570
Change in net assets from operations	$1,494,107	$1,183,757
Distributions declared to shareholders
From net investment income	$—	$(4,466,015)
From net realized gain on investments	(271,570)	—
Total distributions declared to shareholders	$(271,150)	$(4,466,015)
Change in net assets from fund share transactions	$(3,689,597)	$(4,294,763)
Total change in net assets	$(2,467,060)	$(7,577,021)
Net assets
At beginning of period	35,607,037	43,184,058
At end of period (including undistributed net investment income of $505,628 and accumulated distributions in excess of net investment income of $312,004, respectively)	$33,139,977	$35,607,037

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.60	$11.59	$11.43	$10.70	$10.29
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.22	$0.26	$0.36	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	0.13	0.84	0.58	0.17
Total from investment operations	$0.48	$0.35	$1.10	$0.94	$0.51
Less distributions declared to shareholders
From net investment income	$—	$(1.34)	$(0.94)	$(0.21)	$—
From net realized gain on investments	(0.08)	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.08)	$(1.34)	$(0.94)	$(0.21)	$(0.10)
Net asset value, end of period	$11.00	$10.60	$11.59	$11.43	$10.70
Total return (%) (k)(r)(s)	4.61	4.06	10.12	8.99	4.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.16	1.09	1.08	1.13
Expenses after expense reductions (f)	1.00	1.00	1.00	1.00	1.00
Net investment income	1.64	2.08	2.31	3.33	3.21
Portfolio turnover	66	84	113	134	122
Net assets at end of period (000 omitted)	$30,047	$32,034	$36,813	$36,559	$39,637

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.48	$11.47	$11.32	$10.60	$10.22
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.19	$0.23	$0.33	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	0.12	0.84	0.58	0.17
Total from investment operations	$0.45	$0.31	$1.07	$0.91	$0.48
Less distributions declared to shareholders
From net investment income	$—	$(1.30)	$(0.92)	$(0.19)	$—
From net realized gain on investments	(0.08)	—	—	—	(0.10)
Total distributions declared to shareholders	$(0.08)	$(1.30)	$(0.92)	$(0.19)	$(0.10)
Net asset value, end of period	$10.85	$10.48	$11.47	$11.32	$10.60
Total return (%) (k)(r)(s)	4.38	3.77	9.93	8.67	4.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.41	1.35	1.33	1.38
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	1.25
Net investment income	1.39	1.78	2.03	3.08	2.96
Portfolio turnover	66	84	113	134	122
Net assets at end of period (000 omitted)	$3,093	$3,573	$6,371	$4,063	$3,793

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

15

MFS Global Governments Portfolio

Notes to Financial Statements – continued

cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forwards. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$9,213,854	$—	$9,213,854
Non-U.S. Sovereign Debt	—	20,254,931	—	20,254,931
Corporate Bonds	—	65,954	—	65,954
Residential Mortgage-Backed Securities	—	1,044,536	—	1,044,536
Commercial Mortgage-Backed Securities	—	549,589	—	549,589
Short Term Securities	—	1,758,992	—	1,758,992
Total Investments	$—	$32,887,856	$—	$32,887,856

Other Financial Instruments
Forward Currency Contracts	$—	$(56,472)	$—	$(56,472)

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include purchased options and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$113,919	$(170,391)

16

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Foreign Exchange Contracts	$480,499	$(4,491)
Interest Rate Contracts	—	(2,710)
Total	$480,499	$(7,201)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$51,743

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

17

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$52,511	$4,466,015
Long-term capital gain	219,059	—
	$271,570	$4,466,015

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$31,805,617
Gross appreciation	1,958,808
Gross depreciation	(876,569)
Net unrealized appreciation (depreciation)	$1,082,239
Undistributed ordinary income	862,929
Undistributed long term capital gain	171,440
Post -October capital loss deferral	(96,491)
Other temporary differences	(266,698)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$—	$3,886,577	$246,429	$—
Service Class	—	579,438	25,141	—
Total	$—	$4,466,015	$271,570	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that total operating expenses do not exceed 1.00% annually of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2010, this reduction amounted to $50,433 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0436% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $587 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$12,074,064	$7,921,209
Investments (non-U.S. Government securities)	$8,819,770	$14,642,137

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	168,578	$1,826,044	242,056	$2,577,485
Service Class	62,979	669,806	57,701	608,695
	231,557	$2,495,850	299,757	$3,186,180
Shares issued to shareholders in reinvestment of distributions
Initial Class	23,627	$246,429	401,092	$3,886,577
Service Class	2,441	25,141	60,358	579,438
	26,068	$271,570	461,450	$4,466,015
Shares reacquired
Initial Class	(483,326)	$(5,176,405)	(795,387)	$(8,483,737)
Service Class	(121,224)	(1,280,612)	(332,428)	(3,463,221)
	(604,550)	$(6,457,017)	(1,127,815)	$(11,946,958)
Net change
Initial Class	(291,121)	$(3,103,932)	(152,239)	$(2,019,675)
Service Class	(55,804)	(585,665)	(214,369)	(2,275,088)
	(346,925)	$(3,689,597)	(366,608)	$(4,294,763)

20

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $384 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

21

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

22

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

23

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

24

MFS Global Governments Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Matthew Ryan Erik Weisman

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MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

26

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $241,000 as capital gain dividends paid during the fiscal year.

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MFS Global Governments Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

M F S
INVESTMENT MANAGEMENT

MFS® High Yield Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Broadcasting	7.1%
Medical & Health Technology & Services	6.4%
Energy-Independent	6.3%
Gaming & Lodging	5.3%
Telecommunications – Wireless	4.4%

Composition including fixed income credit quality (a)(i)
A	0.2%
BBB	3.8%
BB	29.0%
B	44.2%
CCC	15.6%
CC	0.6%
C	0.1%
D (o)	0.0%
Other Fixed Income (NR)	1.1%
Non-Fixed Income (NR)	3.6%
Cash & Other	1.8%

Portfolio facts (i)
Average Duration (d)	4.3
Average Effective Maturity (m)	7.2 yrs.

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

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MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS High Yield Portfolio (the “fund”) provided a total return of 15.53%, while Service Class shares of the fund provided a total return of 15.17%. These compare with a return of 15.12% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Contributors to Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, security selection was a key contributor to the fund’s outperformance during the reporting period. Top individual contributors during the reporting period included the fund’s debt holdings of television station operator Local TV Finance LLC and television station holding company Newport Television LLC.

The fund’s greater relative exposure to “B” and “BBB” (r) rated securities also contributed to performance as credit spreads narrowed and bonds in these credit quality sectors outperformed higher-quality issues over the reporting period.

The fund’s return from yield, which was greater than that of the benchmark, was another positive factor for relative performance.

Detractors from Performance

The fund’s lower exposure to “CCC” rated securities detracted from performance as bonds in this credit quality segment outperformed higher-quality issues.

During the reporting period, the fund’s shorter duration (d) stance was another negative factor for relative performance.

Among individual securities, the fund’s holdings of power generation company Texas Competitive Electric Holdings were among the fund’s top relative detractors for the reporting period. Debt holdings of publishing company American Media and resorts operators Green Valley Ranch Gaming, LLC and Station Casinos also hurt relative returns.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

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MFS High Yield Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/12/85	15.53%	6.57%	6.93%	N/A
Service Class	8/24/01	15.17%	6.31%	N/A	6.89%

Comparative benchmark

Barclays Capital U.S. High-Yield Corporate Bond Index (f)	15.12%	8.91%	8.88%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS High Yield Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.82%	$1,000.00	$1,103.70	$4.35
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$1,104.67	$5.68
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 92.2%
Aerospace – 1.4%
Alliant Techsystems, Inc., 6.875%, 2020	$115,000	$118,306
BE Aerospace, Inc., 8.5%, 2018	620,000	678,900
Bombardier, Inc., 7.5%, 2018 (n)	935,000	1,002,788
Bombardier, Inc., 7.45%, 2034 (n)	160,000	156,800
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	1,016,000	754,380
Oshkosh Corp., 8.25%, 2017	400,000	435,000

		$3,146,174

Airlines – 0.1%
Continental Airlines, Inc., 6.748%, 2018	$113,178	$112,329

Apparel Manufacturers – 0.6%
Hanesbrands, Inc., 8%, 2016	$605,000	$648,863
Phillips-Van Heusen Corp., 7.375%, 2020	655,000	695,937

		$1,344,800

Asset-Backed & Securitized – 1.7%
Airlie LCDO Ltd., CDO, FRN, 2.2%, 2011 (a)(p)(z)	$717,270	$315,599
Anthracite Ltd., CDO, 6%, 2037 (z)	1,300,000	390,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.589%, 2038 (z)	577,317	75,051
Babson Ltd., CLO, “D”, FRN, 1.789%, 2018 (n)	670,000	520,925
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2049	952,699	435,135
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(p)(z)	1,075,028	21,501
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.588%, 2050 (z)	508,349	10,167
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	855,000	828,953
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.06%, 2051	690,000	319,835
Merrill Lynch Mortgage Trust, “B”, FRN, 5.825%, 2050	690,000	347,322
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050	404,000	345,596
Wachovia Bank Commercial Mortgage Trust, FRN, 5.753%, 2047	557,306	106,704
Wachovia Credit, CDO, FRN, 1.652%, 2026 (z)	376,000	131,600

		$3,848,388

Automotive – 2.4%
Accuride Corp., 9.5%, 2018 (n)	$610,000	$660,325
Allison Transmission, Inc., 11%, 2015 (n)	610,000	664,900
Ford Motor Credit Co. LLC, 12%, 2015	2,826,000	3,554,936
General Motors Corp., 7.125%, 2013 (d)	777,000	260,295
Goodyear Tire & Rubber Co., 10.5%, 2016	195,000	222,300

		$5,362,756

Issuer	Shares/Par		Value ($)

BONDS – continued
Basic Industry – 0.3%
Trimas Corp., 9.75%, 2017		$645,000	$706,275

Broadcasting – 6.0%
Allbritton Communications Co., 8%, 2018		$545,000	$550,450
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		181,025	94,729
Citadel Broadcasting Corp., 7.75%, 2018 (z)		110,000	113,850
Entravision Communications Corp., 8.75%, 2017 (n)		185,000	195,175
Inmarsat Finance PLC, 7.375%, 2017 (n)		860,000	903,000
Intelsat Bermuda Ltd., 11.25%, 2017		295,000	321,550
Intelsat Jackson Holdings Ltd., 9.5%, 2016		2,190,000	2,310,450
Lamar Media Corp., 6.625%, 2015		420,000	430,500
Lamar Media Corp., “C”, 6.625%, 2015		220,000	223,300
LBI Media, Inc., 8.5%, 2017 (z)		640,000	520,000
Local TV Finance LLC, 9.25%, 2015 (p)(z)		783,161	712,677
Newport Television LLC, 13%, 2017 (n)(p)		256,939	230,728
Nexstar Broadcasting, Inc., 0.5% to 2011, 7% to 2014 (p)		1,295,759	1,257,066
Nexstar Broadcasting, Inc., 7%, 2014		426,000	416,415
Salem Communications Corp., 9.625%, 2016		113,000	119,780
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		400,000	433,000
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)		115,000	118,738
SIRIUS XM Radio, Inc., 13%, 2013 (z)		175,000	208,250
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)		665,000	719,863
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)		435,000	449,138
Univision Communications, Inc., 12%, 2014 (n)		172,000	188,340
Univision Communications, Inc., 9.75%, 2015 (n)(p)		2,570,696	2,693,875
Univision Communications, Inc., 7.875%, 2020 (n)		285,000	299,250
Young Broadcasting, Inc., 8.75%, 2014 (d)		525,000	0

			$13,510,124

Brokerage & Asset Managers – 0.8%
E*TRADE Financial Corp., 7.875%, 2015		$265,000	$263,012
E*TRADE Financial Corp., 12.5%, 2017		465,000	546,375
Janus Capital Group, Inc., 6.95%, 2017		825,000	859,507

			$1,668,894

Building – 1.6%
Building Materials Holding Corp., 6.875%, 2018 (n)		$480,000	$475,200
Building Materials Holding Corp., 7%, 2020 (n)		290,000	297,975
CEMEX Finance Europe B.V., 9.625%, 2017 (n)	EUR	435,000	572,868
Nortek, Inc., 11%, 2013		$845,933	900,919
Nortek, Inc., 10%, 2018 (z)		190,000	196,175

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Building – continued
Owens Corning, 9%, 2019	$555,000	$651,123
Ply Gem Industries, Inc., 11.75%, 2013	450,000	481,500

		$3,575,760

Business Services – 2.0%
First Data Corp., 9.875%, 2015	$820,000	$781,050
Interactive Data Corp., 10.25%, 2018 (n)	610,000	667,950
Iron Mountain, Inc., 6.625%, 2016	870,000	873,262
Iron Mountain, Inc., 8.375%, 2021	415,000	445,087
SunGard Data Systems, Inc., 10.25%, 2015	832,000	874,640
SunGard Data Systems, Inc., 7.375%, 2018 (n)	275,000	276,375
SunGard Data Systems, Inc., 7.625%, 2020 (n)	335,000	339,188
Terremark Worldwide, Inc., 12%, 2017	160,000	183,200

		$4,440,752

Cable TV – 3.7%
Bresnan Broadband Holdings LLC, 8%, 2018 (z)	$165,000	$169,950
Cablevision Systems Corp., 8.625%, 2017	465,000	506,269
CCH II LLC, 13.5%, 2016	665,000	793,013
CCO Holdings LLC, 7.875%, 2018	1,030,000	1,066,050
CCO Holdings LLC, 8.125%, 2020	125,000	131,562
Charter Communications Operating LLC, 10.875%, 2014 (n)	405,000	452,588
CSC Holdings LLC, 8.5%, 2014	1,095,000	1,203,131
CSC Holdings LLC, 8.5%, 2015	315,000	341,775
EchoStar Corp., 7.125%, 2016	425,000	438,812
Insight Communications Co., Inc., 9.375%, 2018 (n)	420,000	447,300
Mediacom LLC, 9.125%, 2019	655,000	668,100
Videotron LTEE, 6.875%, 2014	510,000	516,375
Virgin Media Finance PLC, 9.125%, 2016	1,275,000	1,357,875
Virgin Media Finance PLC, 9.5%, 2016	225,000	254,250

		$8,347,050

Chemicals – 4.2%
Ashland, Inc., 9.125%, 2017	$1,255,000	$1,446,387
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)	415,000	428,488
Hexion Specialty Chemicals, Inc., 8.875%, 2018	1,130,000	1,207,688
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (n)	170,000	179,775
Huntsman International LLC, 8.625%, 2021 (n)	600,000	648,000
Lumena Resources Corp., 12%, 2014 (n)	331,000	307,830
Lyondell Chemical Co., 11%, 2018	2,248,711	2,546,665
Momentive Performance Materials, Inc., 12.5%, 2014	946,000	1,055,973
Momentive Performance Materials, Inc., 11.5%, 2016	391,000	424,235
Momentive Performance Materials, Inc., 9%, 2021 (n)	330,000	348,150

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Polypore International, Inc., 7.5%, 2017 (z)	$110,000	$112,200
Solutia, Inc., 7.875%, 2020	685,000	732,950

		$9,438,341

Computer Software – 0.2%
Syniverse Holdings, Inc., 9.125%, 2019 (z)	$430,000	$443,975

Computer Software – Systems – 0.4%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$915,000	$979,050

Conglomerates – 0.6%
Amsted Industries, Inc., 8.125%, 2018 (n)	$640,000	$679,200
Pinafore LLC, 9%, 2018 (n)	580,000	626,400

		$1,305,600

Consumer Products – 1.4%
ACCO Brands Corp., 10.625%, 2015	$100,000	$112,500
ACCO Brands Corp., 7.625%, 2015	360,000	360,000
Central Garden & Pet Co., 8.25%, 2018	460,000	465,750
Easton-Bell Sports, Inc., 9.75%, 2016	170,000	186,575
Jarden Corp., 7.5%, 2017	620,000	653,325
Libbey Glass, Inc., 10%, 2015 (n)	545,000	585,875
NBTY, Inc., 9%, 2018 (n)	80,000	85,400
Scotts Miracle-Gro Co., 6.625%, 2020 (z)	110,000	110,000
Visant Corp., 10%, 2017 (n)	570,000	605,625

		$3,165,050

Consumer Services – 1.7%
KAR Holdings, Inc., 10%, 2015	$175,000	$185,500
KAR Holdings, Inc., FRN, 4.286%, 2014	525,000	497,437
Service Corp. International, 6.75%, 2015	375,000	384,375
Service Corp. International, 7%, 2017	1,510,000	1,540,200
Service Corp. International, 7%, 2019	185,000	185,000
Ticketmaster Entertainment, Inc., 10.75%, 2016	910,000	985,075

		$3,777,587

Containers – 1.6%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$1,365,000	$1,412,775
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	115,000	120,750
Greif, Inc., 6.75%, 2017	855,000	893,475
Owens-Illinois, Inc., 7.375%, 2016	400,000	425,000
Reynolds Group, 7.75%, 2016 (n)	325,000	343,688
Reynolds Group, 7.125%, 2019 (n)	335,000	340,863

		$3,536,551

Defense Electronics – 0.4%
ManTech International Corp., 7.25%, 2018	$450,000	$470,250
MOOG, Inc., 7.25%, 2018	315,000	329,175

		$799,425

Electronics – 0.9%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$325,000	$365,625

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – continued
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$440,000	$484,000
Jabil Circuit, Inc., 7.75%, 2016	700,000	785,750
NXP B.V., 7.875%, 2014	325,000	338,000
NXP B.V., 9.75%, 2018 (n)	105,000	118,125

		$2,091,500

Emerging Market Sovereign – 0.1%
Republic of Argentina, FRN, 0.677%, 2012	$240,750	$228,020

Energy – Independent – 6.2%
Anadarko Petroleum Corp., 8.7%, 2019	$310,000	$378,574
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	705,000	726,150
Concho Resources, Inc., 8.625%, 2017	145,000	158,050
Denbury Resources, Inc., 8.25%, 2020	595,000	645,575
Energy XXI Gulf Coast, Inc., 9.25%, 2017 (z)	705,000	733,200
Harvest Operations Corp., 6.875%, 2017 (n)	625,000	643,750
Hilcorp Energy I LP, 9%, 2016 (n)	1,020,000	1,078,650
Linn Energy LLC, 8.625%, 2020 (n)	185,000	199,338
Linn Energy LLC, 7.75%, 2021 (n)	472,000	483,800
Newfield Exploration Co., 6.625%, 2014	725,000	739,500
Newfield Exploration Co., 6.625%, 2016	315,000	323,662
OPTI Canada, Inc., 9.75%, 2013 (n)	490,000	490,000
OPTI Canada, Inc., 8.25%, 2014	1,080,000	769,500
Penn Virginia Corp., 10.375%, 2016	935,000	1,042,525
Pioneer Natural Resources Co., 6.875%, 2018	740,000	786,697
Pioneer Natural Resources Co., 7.5%, 2020	760,000	834,501
Plains Exploration & Production Co., 7%, 2017	1,115,000	1,145,662
QEP Resources, Inc., 6.875%, 2021	645,000	677,250
Quicksilver Resources, Inc., 8.25%, 2015	625,000	648,437
Quicksilver Resources, Inc., 9.125%, 2019	545,000	598,137
Range Resources Corp., 8%, 2019	315,000	342,956
SandRidge Energy, Inc., 8%, 2018 (n)	385,000	390,775

		$13,836,689

Entertainment – 1.1%
AMC Entertainment, Inc., 11%, 2016	$450,000	$477,000
AMC Entertainment, Inc., 8.75%, 2019	740,000	789,950
AMC Entertainment, Inc., 9.75%, 2020 (z)	330,000	343,200
Cinemark USA, Inc., 8.625%, 2019	535,000	579,137
NAI Entertainment Holdings LLC, 8.25%, 2017 (z)	280,000	294,000

		$2,483,287

Financial Institutions – 4.6%
American General Finance Corp., 5.375%, 2012	$290,000	$274,050
American General Finance Corp., 6.9%, 2017	655,000	528,912
CIT Group, Inc., 7%, 2014	820,000	828,200
CIT Group, Inc., 7%, 2016	990,000	993,713
CIT Group, Inc., 7%, 2017	2,610,000	2,616,525
GMAC, Inc., 6.75%, 2014	1,455,000	1,531,387
International Lease Finance Corp., 5.625%, 2013	385,000	386,925

Issuer	Shares/Par		Value ($)

BONDS – continued
Financial Institutions – continued
International Lease Finance Corp., 8.75%, 2017 (n)		$865,000	$927,713
International Lease Finance Corp., 7.125%, 2018 (n)		837,000	889,313
International Lease Finance Corp., 8.25%, 2020		165,000	169,950
Nationstar Mortgage LLC, 10.875%, 2015 (z)		410,000	402,825
SLM Corp., 8%, 2020		825,000	836,472

			$10,385,985

Food & Beverages – 2.0%
ARAMARK Corp., 8.5%, 2015		$535,000	$559,075
B&G Foods, Inc., 7.625%, 2018		460,000	484,150
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)		715,000	759,688
Constellation Brands, Inc., 7.25%, 2016		335,000	355,100
Del Monte Foods Co., 6.75%, 2015		850,000	868,062
Pinnacle Foods Finance LLC, 9.25%, 2015		865,000	900,681
TreeHouse Foods, Inc., 7.75%, 2018		495,000	536,456

			$4,463,212

Forest & Paper Products – 2.1%
Boise, Inc., 8%, 2020		$465,000	$497,550
Cascades, Inc., 7.75%, 2017		455,000	474,338
Georgia-Pacific Corp., 7.125%, 2017 (n)		635,000	676,275
Georgia-Pacific Corp., 8%, 2024		505,000	576,962
Georgia-Pacific Corp., 7.25%, 2028		210,000	227,325
Graphic Packaging Holding Co., 7.875%, 2018		405,000	424,238
JSG Funding PLC, 7.75%, 2015		190,000	194,750
Millar Western Forest Products Ltd., 7.75%, 2013		705,000	667,987
Sappi Papier Holding GmbH, 6.75%, 2012 (z)		315,000	323,019
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	465,000	652,448

			$4,714,892

Gaming & Lodging – 4.8%
Firekeepers Development Authority, 13.875%, 2015 (n)		$530,000	$626,725
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		1,270,000	4,445
Gaylord Entertainment Co., 6.75%, 2014		575,000	566,375
GWR Operating Partnership LLP, 10.875%, 2017		470,000	495,850
Harrah’s Operating Co., Inc., 11.25%, 2017		1,330,000	1,496,250
Harrah’s Operating Co., Inc., 10%, 2018		667,000	608,637
Harrah’s Operating Co., Inc., 10%, 2018		353,000	322,112
Host Hotels & Resorts, Inc., 6.75%, 2016		950,000	970,187
Host Hotels & Resorts, Inc., 9%, 2017		720,000	799,200
MGM Mirage, 10.375%, 2014		150,000	168,375
MGM Mirage, 11.125%, 2017		370,000	425,500
MGM Mirage, 9%, 2020 (n)		625,000	687,500

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Gaming & Lodging – continued
MGM Resorts International, 11.375%, 2018	$525,000	$569,625
Penn National Gaming, Inc., 8.75%, 2019	745,000	821,363
Royal Caribbean Cruises Ltd., 11.875%, 2015	270,000	333,450
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	385,000	421,575
Station Casinos, Inc., 6.5%, 2014 (d)	2,020,000	202
Station Casinos, Inc., 6.875%, 2016 (d)	2,495,000	249
Station Casinos, Inc., 7.75%, 2016 (d)	452,000	45
Wyndham Worldwide Corp., 6%, 2016	445,000	465,664
Wyndham Worldwide Corp., 7.375%, 2020	595,000	654,111
Wynn Las Vegas LLC, 7.75%, 2020	300,000	324,750

		$10,762,190

Industrial – 1.1%
Altra Holdings, Inc., 8.125%, 2016	$480,000	$508,800
Diversey, Inc., 8.25%, 2019	475,000	515,375
Great Lakes Dredge & Dock Corp., 7.75%, 2013	575,000	580,031
Mueller Water Products, Inc., 7.375%, 2017	440,000	424,600
Mueller Water Products, Inc., 8.75%, 2020	328,000	362,440

		$2,391,246

Insurance – 2.0%
American International Group, Inc., 8.175% to 2038, FRN to 2068	$2,060,000	$2,193,507
ING Capital Funding Trust III, FRN, 3.9%, 2049	555,000	511,987
ING Groep N.V., 5.775% to 2015, FRN to 2049	1,000,000	860,000
MetLife, Inc., 9.25% to 2038, FRN to 2038 (n)	800,000	940,000

		$4,505,494

Insurance – Property & Casualty – 1.2%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$995,000	$1,203,950
USI Holdings Corp., 9.75%, 2015 (z)	990,000	999,900
XL Group PLC, 6.5% to 2017, FRN to 2049	565,000	485,900

		$2,689,750

Machinery & Tools – 1.0%
Case Corp., 7.25%, 2016	$330,000	$356,400
Case New Holland, Inc., 7.875%, 2017 (n)	1,285,000	1,403,863
Rental Service Corp., 9.5%, 2014	410,000	430,500

		$2,190,763

Major Banks – 1.7%
Bank of America Corp., 8% to 2018, FRN to 2049	$975,000	$982,605
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	930,000	988,581
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	1,855,000	1,551,244
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (d)(n)	320,000	246,400

		$3,768,830

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – 6.3%
Biomet, Inc., 10%, 2017	$530,000	$579,025
Biomet, Inc., 10.375%, 2017 (p)	295,000	322,287
Biomet, Inc., 11.625%, 2017	575,000	635,375
Community Health Systems, Inc., 8.875%, 2015	1,160,000	1,218,000
Cooper Cos., Inc., 7.125%, 2015	370,000	381,100
Davita, Inc., 6.375%, 2018	580,000	577,100
Davita, Inc., 6.625%, 2020	285,000	282,150
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	595,000	681,275
HCA, Inc., 9.25%, 2016	2,440,000	2,603,175
HCA, Inc., 8.5%, 2019	625,000	684,375
HealthSouth Corp., 8.125%, 2020	1,055,000	1,134,125
Tenet Healthcare Corp., 9.25%, 2015	1,065,000	1,134,225
Tenet Healthcare Corp., 8%, 2020 (n)	240,000	243,600
United Surgical Partners International, Inc., 8.875%, 2017	215,000	221,450
United Surgical Partners International, Inc., 9.25%, 2017 (p)	335,000	348,400
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,195,000	1,227,862
Universal Hospital Services, Inc., FRN, 3.834%, 2015	290,000	265,350
Vanguard Health Systems, Inc., 8%, 2018	715,000	732,875
VWR Funding, Inc., 10.25%, 2015 (p)	799,531	839,508

		$14,111,257

Metals & Mining – 2.0%
Arch Coal, Inc., 7.25%, 2020	$295,000	$311,225
Arch Western Finance LLC, 6.75%, 2013	313,000	316,130
Cloud Peak Energy, Inc., 8.25%, 2017	675,000	724,781
Cloud Peak Energy, Inc., 8.5%, 2019	865,000	947,175
CONSOL Energy, Inc., 8%, 2017 (n)	470,000	500,550
CONSOL Energy, Inc., 8.25%, 2020 (n)	315,000	340,200
Novelis, Inc., 8.375%, 2017 (z)	340,000	351,900
Novelis, Inc., 8.75%, 2020 (z)	165,000	171,188
Peabody Energy Corp., 5.875%, 2016	570,000	572,850
U.S. Steel Corp., 7.375%, 2020	320,000	328,000

		$4,563,999

Natural Gas – Distribution – 1.0%
AmeriGas Partners LP, 7.125%, 2016	$865,000	$895,275
Ferrellgas Partners LP, 8.625%, 2020	660,000	709,500
Inergy LP, 6.875%, 2014	680,000	690,200

		$2,294,975

Natural Gas – Pipeline – 2.1%
Atlas Pipeline Partners LP, 8.125%, 2015	$185,000	$190,550
Atlas Pipeline Partners LP, 8.75%, 2018	470,000	491,150
Crosstex Energy, Inc., 8.875%, 2018	710,000	760,588
El Paso Corp., 7%, 2017	1,020,000	1,076,421
El Paso Corp., 7.75%, 2032	350,000	348,156
Energy Transfer Equity LP, 7.5%, 2020	1,005,000	1,035,150
Enterprise Products Partners LP, FRN, 8.375%, 2066	392,000	420,910

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Enterprise Products Partners LP, FRN, 7.034%, 2068	$243,000	$252,112
MarkWest Energy Partners LP, 8.75%, 2018	180,000	194,850

		$4,769,887

Network & Telecom – 2.4%
CenturyLink, Inc., 7.6%, 2039	$430,000	$433,396
Cincinnati Bell, Inc., 8.25%, 2017	195,000	193,050
Cincinnati Bell, Inc., 8.75%, 2018	770,000	721,875
Citizens Communications Co., 9%, 2031	280,000	287,700
Frontier Communications Corp., 8.25%, 2017	175,000	192,063
Frontier Communications Corp., 8.5%, 2020	275,000	300,438
Qwest Communications International, Inc., 8%, 2015	335,000	360,125
Qwest Communications International, Inc., 7.125%, 2018 (n)	1,050,000	1,086,750
Windstream Corp., 8.625%, 2016	1,205,000	1,268,262
Windstream Corp., 8.125%, 2018	130,000	136,500
Windstream Corp., 7.75%, 2020	335,000	345,050

		$5,325,209

Oil Services – 1.3%
Basic Energy Services, Inc., 7.125%, 2016	$190,000	$184,300
Edgen Murray Corp., 12.25%, 2015	385,000	334,950
Expro Finance Luxembourg, 8.5%, 2016 (n)	940,000	897,700
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	355,000	335,475
Pioneer Drilling Co., 9.875%, 2018	655,000	692,663
Trinidad Drilling Ltd., 7.875%, 2019 (z)	335,000	338,350

		$2,783,438

Oils – 0.1%
Petroplus Holdings AG, 9.375%, 2019 (n)	$335,000	$309,875

Other Banks & Diversified Financials – 1.9%
Capital One Financial Corp., 10.25%, 2039	$825,000	$882,750
Citigroup Capital XXI, 8.3% to 2037, FRN to 2057	1,120,000	1,164,800
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	445,000	511,456
LBG Capital No.1 PLC, 7.875%, 2020 (n)	605,000	550,550
Santander UK PLC, 8.963% to 2030, FRN to 2049	1,131,000	1,193,205

		$4,302,761

Pharmaceuticals – 0.1%
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	$200,000	$199,000
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	55,000	54,313

		$253,313

Printing & Publishing – 0.5%
American Media, Inc., 13.5%, 2018 (z)	$85,857	$87,231
McClatchy Co., 11.5%, 2017	175,000	196,656
Nielsen Finance LLC, 11.5%, 2016	340,000	392,700

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – continued
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	$216,000	$226,800
Nielsen Finance LLC, 7.75%, 2018 (n)	280,000	289,800

		$1,193,187

Railroad & Shipping – 0.4%
Kansas City Southern Railway, 8%, 2015	$860,000	$924,500

Real Estate – 0.6%
CB Richard Ellis Group, Inc., REIT, 11.625%, 2017	$285,000	$330,244
Developers Diversified Realty Corp., REIT, 7.875%, 2020	290,000	324,759
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	700,000	740,250

		$1,395,253

Restaurants – 0.1%
Dunkin Finance Corp., 9.625%, 2018 (n)	$285,000	$287,850

Retailers – 2.0%
Express LLC/Express Finance Corp., 8.75%, 2018	$405,000	$430,313
Limited Brands, Inc., 6.9%, 2017	465,000	494,062
Limited Brands, Inc., 6.95%, 2033	280,000	261,800
Neiman Marcus Group, Inc., 10.375%, 2015	490,000	517,562
QVC, Inc., 7.375%, 2020 (n)	310,000	324,725
Rent-A-Center, Inc., 6.625%, 2020	115,000	114,425
Sally Beauty Holdings, Inc., 10.5%, 2016	725,000	799,312
Toys “R” Us Property Co. II LLC, 8.5%, 2017	440,000	473,000
Toys “R” Us, Inc., 10.75%, 2017	865,000	986,100

		$4,401,299

Specialty Stores – 1.1%
Giraffe Acquisition Corp., 9.125%, 2018 (n)	$415,000	$432,638
Michaels Stores, Inc., 11.375%, 2016	450,000	490,500
Michaels Stores, Inc., 7.75%, 2018 (n)	455,000	453,863
Payless ShoeSource, Inc., 8.25%, 2013	937,000	953,397

		$2,330,398

Telecommunications – Wireless – 4.4%
Clearwire Corp., 12%, 2015 (n)	$1,265,000	$1,363,038
Cricket Communications, Inc., 7.75%, 2016	580,000	601,750
Crown Castle International Corp., 9%, 2015	750,000	826,875
Crown Castle International Corp., 7.125%, 2019	525,000	555,187
Digicel Group Ltd., 12%, 2014 (n)	140,000	162,750
Digicel Group Ltd., 8.25%, 2017 (n)	760,000	779,000
Digicel Group Ltd., 10.5%, 2018 (n)	150,000	165,000
MetroPCS Wireless, Inc., 7.875%, 2018	290,000	300,875
Nextel Communications, 7.375%, 2015	585,000	585,731
NII Holdings, Inc., 10%, 2016	675,000	747,562
NII Holdings, Inc., 8.875%, 2019	350,000	377,125
SBA Communications Corp., 8%, 2016	255,000	276,038
SBA Communications Corp., 8.25%, 2019	430,000	469,775
Sprint Capital Corp., 6.875%, 2028	330,000	288,750
Sprint Nextel Corp., 8.375%, 2017	920,000	986,700

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – continued
Sprint Nextel Corp., 8.75%, 2032	$680,000	$686,800
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	555,000	564,713

		$9,737,669

Telephone Services – 0.4%
Frontier Communications Corp., 8.125%, 2018	$765,000	$839,587

Transportation – Services – 1.9%
American Petroleum Tankers LLC, 10.25%, 2015 (n)	$335,000	$346,725
Commercial Barge Line Co., 12.5%, 2017	1,065,000	1,230,075
Hertz Corp., 8.875%, 2014	752,000	768,920
Hertz Corp., 7.5%, 2018 (n)	430,000	446,125
Hertz Corp., 7.375%, 2021 (z)	580,000	585,800
Navios Maritime Acquisition Corp., 8.625%, 2017 (n)	275,000	281,188
Swift Services Holdings, Inc., 10%, 2018 (z)	450,000	471,375

		$4,130,208

Utilities – Electric Power – 3.7%
AES Corp., 8%, 2017	$1,470,000	$1,554,525
Calpine Corp., 8%, 2016 (n)	770,000	818,125
Calpine Corp., 7.875%, 2020 (n)	270,000	273,375
Covanta Holding Corp., 7.25%, 2020	275,000	278,789
Dynegy Holdings, Inc., 7.75%, 2019	825,000	550,687
Edison Mission Energy, 7%, 2017	1,070,000	847,975
EDP Finance B.V., 6%, 2018 (n)	135,000	126,181
Energy Future Holdings Corp., 10%, 2020 (n)	805,000	828,162
Energy Future Holdings Corp., 10%, 2020	1,240,000	1,278,779
Genon Escrow Corp., 9.875%, 2020 (n)	810,000	803,925
NRG Energy, Inc., 7.375%, 2016	610,000	625,250
Texas Competitive Electric Holdings LLC, 10.25%, 2015	630,000	355,950

		$8,341,723

Total Bonds (Identified Cost, $205,695,455)		$206,317,127

FLOATING RATE LOANS (g)(r) – 1.5%
Aerospace – 0.2%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$466,120	$462,916

Automotive – 0.2%
Ford Motor Co., Term Loan B-1, 3.02%, 2013	$402,564	$400,604

Broadcasting – 0.3%
Gray Television, Inc., Term Loan B, 3.78%, 2014	$307,291	$299,301
Local TV Finance LLC, Term Loan B, 2.31%, 2013	68,300	64,771
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	358,980	359,429

		$723,501

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Building – 0.0%
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 9%, 2017	$37,044	$38,146

Consumer Services – 0.1%
Realogy Corp., Letter of Credit, 3.3%, 2013	$42,123	$39,422
Realogy Corp., Term Loan, 3.28%, 2013	309,232	289,403

		$328,825

Financial Institutions – 0.1%
American General Financial Corp., Term Loan B, 7.25%, 2015	$123,382	$125,001

Gaming & Lodging – 0.4%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$1,601,789	$28,031
MGM Mirage, Term Loan, 7%, 2014 (o)	879,986	830,927

		$858,958

Utilities – Electric Power – 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.76%, 2014	$522,044	$402,686

Total Floating Rate Loans (Identified Cost, $4,246,236)		$3,340,637

COMMON STOCKS – 0.6%
Automotive – 0.1%
Accuride Corp. (a)	16,071	$255,207
Oxford Automotive, Inc. (a)	21	0

		$255,207

Broadcasting – 0.2%
New Young Broadcasting Holding Co., Inc. (a)	161	$382,375

Construction – 0.1%
Nortek, Inc. (a)	4,027	$144,972

Gaming & Lodging – 0.1%
Ameristar Casinos, Inc.	9,100	$142,233

Printing & Publishing – 0.1%
American Media Operations, Inc. (a)	22,002	$313,969
Golden Books Family Entertainment, Inc. (a)	17,708	0
Quad/Graphics, Inc. (a)	1,190	49,099

		$363,068

Special Products & Services – 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	663	$33,233

Total Common Stocks (Identified Cost, $2,247,700)		$1,321,088

CONVERTIBLE PREFERRED STOCKS – 0.3%
Automotive – 0.3%
General Motors Co., 4.75% (a) (Identified Cost, $602,500)	$12,050	$652,026

13

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

PREFERRED STOCKS – 0.1%
Other Banks & Diversified Financials – 0.1%
Citigroup Capital XIII, 7.875% (a) (Identified Cost, $126,875)	5,075	$136,568

	Strike Price	First Exercise

WARRANTS – 0.4%
Broadcasting – 0.4%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (a) (Identified Cost, $827,810)	$0.10	7/14/10	437	$1,037,875

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
CALL OPTIONS PURCHASED – 0.1%
Market Index Securities – 0.1%
S&P 500 Index – March 2011 @ $1,225 (Premiums Paid, $241,986)	62	$359,600

Issuer	Shares/Par

MONEY MARKET FUNDS (v) – 2.1%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	4,748,268	$4,748,268

Total Investments (Identified Cost, $218,736,830)		$217,913,189

OTHER ASSETS, LESS LIABILITIES – 2.7%		5,941,241

Net Assets – 100.0%		$223,854,430

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $47,142,293, representing 21.06% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AMC Entertainment, Inc., 9.75%, 2020	12/01/10	$330,000	$343,200
Airlie LCDO Ltd., CDO, FRN, 2.2%, 2011	10/13/06	701,221	315,599
American Media, Inc., 13.5%, 2018	12/22/10	87,228	87,231
Anthracite Ltd., CDO, 6%, 2037	5/14/02	908,320	390,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.589%, 2038	12/20/05	577,317	75,051
Bonten Media Acquisition Co., 9%, 2015	5/22/07-11/15/10	181,993	94,729
Bresnan Broadband Holdings LLC, 8%, 2018	12/01/10	165,000	169,950
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06	964,912	21,501
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.588%, 2050	4/12/06	508,349	10,167
Citadel Broadcasting Corp., 7.75%, 2018	12/06/10	110,000	113,850
Energy XXI Gulf Coast, Inc., 9.25%, 2017	12/03/10	705,000	733,200
Hertz Corp., 7.375%, 2021	12/06/10	580,000	585,800
LBI Media, Inc., 8.5%, 2017	7/18/07	632,103	520,000
Local TV Finance LLC, 9.25%, 2015	11/28/07-11/30/10	770,841	712,677
NAI Entertainment Holdings LLC, 8.25%, 2017	12/02/10-12/20/10	289,303	294,000
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-12/08/10	399,894	402,825
Nortek, Inc., 10%, 2018	11/18/10	190,000	196,175
Novelis, Inc., 8.375%, 2017	12/10/10	$342,613	$351,900

14

MFS High Yield Portfolio

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Novelis, Inc., 8.75%, 2020	12/10/10	$165,000	$ 171,188
Polypore International, Inc., 7.5%, 2017	11/10/10	110,000	112,200
SIRIUS XM Radio, Inc., 13%, 2013	12/15/10	207,710	208,250
Sappi Papier Holding GmbH, 6.75%, 2012	7/29/10-8/02/10	316,736	323,019
Scotts Miracle-Gro Co., 6.625%, 2020	12/13/10	110,000	110,000
Swift Services Holdings, Inc., 10%, 2018	12/15/10	450,000	471,375
Syniverse Holdings, Inc., 9.125%, 2019	12/16/10	438,611	443,975
Trinidad Drilling Ltd., 7.875%, 2019	12/09/10	332,484	338,350
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	997,254	999,900
Wachovia Credit, CDO, FRN, 1.652%, 2026	6/08/06	376,000	131,600
Total Restricted Securities			$8,727,712
% of Net Assets			3.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/10

Forward Foreign Currency Exchange Contracts at 12/31/10

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	UBS AG	925,379	3/15/2011	$1,222,169	$1,236,294	$(14,125)

Futures Contracts Outstanding at 12/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	14	$1,686,125	March - 2011	$55,842

At December 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $213,988,562)	$213,164,921
Underlying funds, at cost and value	4,748,268
Total investments, at value (identified cost, $218,736,830)	$217,913,189
Cash	172,943
Restricted cash	22,400
Receivables for
Investments sold	468,937
Fund shares sold	1,998,527
Interest	3,817,815
Other assets	6,945
Total assets		$224,400,756
Liabilities
Payables for
Forward foreign currency exchange contracts	$14,125
Daily variation margin on open futures contracts	6,344
Investments purchased	289,568
Fund shares reacquired	138,770
Payable to affiliates
Investment adviser	8,541
Distribution and/or service fees	1,385
Administrative services fee	438
Payable for Trustees’ compensation	249
Accrued expenses and other liabilities	86,906
Total liabilities		$546,326
Net assets		$223,854,430
Net assets consist of
Paid-in capital	$255,655,339
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(781,859)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(47,948,715)
Undistributed net investment income	16,929,665
Net assets		$223,854,430
Shares of beneficial interest outstanding		37,689,342

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$122,665,835	20,565,184	$5.96
Service Class	101,188,595	17,124,158	5.91

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$18,192,059
Dividends	47,056
Dividends from underlying funds	9,116
Total investment income		$18,248,231
Expenses
Management fee	$1,658,576
Distribution and/or service fees	254,995
Administrative services fee	79,246
Trustees’ compensation	30,407
Custodian fee	48,671
Shareholder communications	26,793
Auditing fees	65,372
Legal fees	6,429
Miscellaneous	25,089
Total expenses		$2,195,578
Fees paid indirectly	(322)
Reduction of expenses by investment adviser	(110,572)
Net expenses		$2,084,684
Net investment income		$16,163,547
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$3,373,303
Futures contracts	100,003
Foreign currency transactions	185,593
Net realized gain (loss) on investments and foreign currency transactions		$3,658,899
Change in unrealized appreciation (depreciation)
Investments	$11,527,375
Futures contracts	55,842
Translation of assets and liabilities in foreign currencies	(55,935)
Net unrealized gain (loss) on investments and foreign currency translation		$11,527,282
Net realized and unrealized gain (loss) on investments and foreign currency		$15,186,181
Change in net assets from operations		$31,349,728

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$16,163,547	$19,563,579
Net realized gain (loss) on investments and foreign currency transactions	3,658,899	(13,094,736)
Net unrealized gain (loss) on investments and foreign currency translation	11,527,282	78,783,462
Change in net assets from operations	$31,349,728	$85,252,305
Distributions declared to shareholders
From net investment income	$(20,660,022)	$(21,199,945)
Change in net assets from fund share transactions	$(16,468,998)	$(34,192,945)
Total change in net assets	$(5,779,292)	$29,859,415
Net assets
At beginning of period	229,633,722	199,774,307
At end of period (including undistributed net investment income of $16,929,665 and $20,073,167, respectively)	$223,854,430	$229,633,722

See Notes to Financial Statements

18

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.67	$4.25	$6.56	$6.93	$6.83
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.44	$0.49	$0.49	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	0.42	1.49	(2.26)	(0.34)	0.19
Total from investment operations	$0.84	$1.93	$(1.77)	$0.15	$0.67
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.51)	$(0.54)	$(0.52)	$(0.57)
Net asset value, end of period	$5.96	$5.67	$4.25	$6.56	$6.93
Total return (%) (k)(r)(s)	15.53	50.00	(29.50)	1.93	10.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.87	0.89	0.84	0.85
Expenses after expense reductions (f)	0.83	0.82	0.84	0.79	0.83
Net investment income	7.42	9.21	8.60	7.25	7.14
Portfolio turnover	62	58	63	69	92
Net assets at end of period (000 omitted)	$122,666	$121,416	$96,605	$175,408	$224,412

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.63	$4.21	$6.50	$6.88	$6.79
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.43	$0.47	$0.47	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	0.40	1.49	(2.24)	(0.35)	0.19
Total from investment operations	$0.81	$1.92	$(1.77)	$0.12	$0.65
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.50)	$(0.52)	$(0.50)	$(0.56)
Net asset value, end of period	$5.91	$5.63	$4.21	$6.50	$6.88
Total return (%) (k)(r)(s)	15.17	49.97	(29.64)	1.56	10.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.12	1.14	1.09	1.10
Expenses after expense reductions (f)	1.08	1.07	1.09	1.04	1.08
Net investment income	7.18	9.01	8.38	7.01	6.89
Portfolio turnover	62	58	63	69	92
Net assets at end of period (000 omitted)	$101,189	$108,217	$103,169	$149,162	$131,839

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

19

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of

20

MFS High Yield Portfolio

Notes to Financial Statements – continued

the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and forwards. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,739,706	$1,767,451	$0	$3,507,157
Non-U.S. Sovereign Debt	—	228,020	—	228,020
Corporate Bonds	—	177,740,810	87,231	177,828,041
Commercial Mortgage-Backed Securities	—	2,383,546	—	2,383,546
Asset-Backed Securities (including CDOs)	—	1,149,244	315,599	1,464,843
Foreign Bonds	—	24,412,677	—	24,412,677
Floating Rate Loans	—	3,340,637	—	3,340,637
Mutual Funds	4,748,268	—	—	4,748,268
Total	$6,487,974	$211,022,385	$402,830	$217,913,189

Other Financial Instruments
Futures	$55,842	$—	$—	$55,842
Forward Currency Contracts	—	(14,125)	—	(14,125)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Asset-Backed Securities	Corporate Bonds	Total
Balance as of 12/31/09	$41,163	$343,598	$—	$384,761
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	(30,692)	—	—	(30,692)
Change in unrealized appreciation (depreciation)	(10,471)	(27,999)	—	(38,470)
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers into level 3	—	—	87,231	87,231
Transfers out of level 3	—	—	—	—
Balance as of 12/31/10	$0	$315,599	$87,231	$402,830

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2010 is $(27,999).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$55,842	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	—	(14,125)
Equity Contracts	Purchased Options	359,600	—
Total		$415,442	$(14,125)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate Contracts	$100,003	$—	$—
Foreign Exchange Contracts	—	186,041	—
Equity Contracts	—	—	49,072
Total	$100,003	$186,041	$49,072

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate Contracts	$55,842	$—	$—
Foreign Exchange Contracts	—	(51,492)	—
Equity Contracts	—	—	117,614
Total	$55,842	$(51,492)	$117,614

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and defaulted bonds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$20,660,022	$21,199,945

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$219,973,053
Gross appreciation	12,349,515
Gross depreciation	(14,409,379)
Net unrealized appreciation (depreciation)	$(2,059,864)
Undistributed ordinary income	17,369,512
Capital loss carryforwards	(46,539,036)
Other temporary differences	(571,521)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/13	$(5,089,839)
12/31/14	(7,011,353)
12/31/16	(23,243,372)
12/31/17	(11,194,472)
Total	$(46,539,036)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$11,086,633	$10,861,982
Service Class	9,573,389	10,337,963
Total	$20,660,022	$21,199,945

(3)	Transactions with Affiliates

Investment Adviser –The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. This written agreement will continue until modified or rescinded by the fund’s shareholders. This management fee reduction amounted to $110,572, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0358% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,785 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $131,603,908 and $157,196,239, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,370,209	$19,314,937	1,528,393	$6,890,150
Service Class	2,073,739	11,938,579	1,358,723	6,068,280
	5,443,948	$31,253,516	2,887,116	$12,958,430
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,012,093	$11,086,633	2,642,818	$10,861,982
Service Class	1,750,163	9,573,389	2,533,814	10,337,963
	3,762,256	$20,660,022	5,176,632	$21,199,945
Shares reacquired
Initial Class	(6,217,269)	$(35,131,534)	(5,492,264)	$(25,876,431)
Service Class	(5,938,351)	(33,251,002)	(9,130,838)	(42,474,889)
	(12,155,620)	$(68,382,536)	(14,623,102)	$(68,351,320)

26

MFS High Yield Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Net change
Initial Class	(834,967)	$(4,729,964)	(1,321,053)	$(8,124,299)
Service Class	(2,114,449)	(11,739,034)	(5,238,301)	(26,068,646)
	(2,949,416)	$(16,468,998)	(6,559,354)	$(34,192,945)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $2,467 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,286,982	89,605,358	(88,144,072)	4,748,268

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,116	$4,748,268

27

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

28

MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

29

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

30

MFS High Yield Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo David Cole

31

MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve the recent performance, including changes to the portfolio management team, the Board of Trustees concluded that the Fund’s performance was adequate.

32

MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on a permanent basis, requiring shareholder approval for any modification or termination, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the reduced fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

33

MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

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MFS High Yield Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

MFS INVESTMENT MANAGEMENT

MFS® Bond Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
BDS-ANN

MFS® BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Bond Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	57.7%
High Yield Corporates	26.6%
Emerging Markets Bonds	6.0%
Commercial Mortgage-Backed Securities	4.5%
Collateralized Debt Obligations	1.2%
Floating Rate Loans	0.3%
Asset-Backed Securities	0.1%
Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	2.2%
AA	5.7%
A	15.3%
BBB	45.6%
BB	23.1%
B	3.9%
CCC	0.6%
U.S. Agency (NR) (o)	0.0%
Cash & Other	3.6%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	8.3 yrs.

(a)	The rating categories include debt securities, fixed-income structured products, and securities underlying credit default swaps, where these have long-term public ratings. The credit default swap itself is not rated. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Bond Portfolio (the “fund”) provided a total return of 10.86%, while Service Class shares of the fund provided a total return of 10.67%. These compare with a return of 8.47% for the fund’s benchmark, the Barclays Capital U.S. Credit Bond Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Factors Affecting Performance

The fund’s return from yield, which was greater than that of the Barclays Capital U.S Credit Bond Index, was a key driver of relative performance over the reporting period.

A greater exposure to “BBB” and “BB” rated (r) corporate bonds was another positive factor for strong relative results as securities within these credit quality sectors outperformed the overall benchmark. The fund’s holdings of commercial mortgage-backed securities also benefited relative returns.

During the reporting period, the fund’s shorter duration (d) had a negative impact on relative performance as interest rates fell.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Return through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	10.86%	6.69%	6.83%	N/A
Service Class	8/24/01	10.67%	6.43%	N/A	6.34%

Comparative benchmark

Barclays Capital U.S. Credit Bond Index (f)	8.47%	5.98%	6.55%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

4

MFS Bond Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.72%	$1,000.00	$1,053.16	$3.73
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,052.63	$5.02
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 94.5%
Aerospace – 1.1%
BE Aerospace, Inc., 8.5%, 2018	$1,170,000	$1,281,150
Bombardier, Inc., 7.75%, 2020 (n)	1,315,000	1,416,911

		$2,698,061

Airlines – 0.7%
American Airlines Pass-Through Trust, 6.817%, 2012	$1,169,000	$1,180,104
Continental Airlines, Inc., 7.25%, 2021	364,640	406,574

		$1,586,678

Asset-Backed & Securitized – 5.8%
Anthracite Ltd., “A”, CDO, FRN, 0.62%, 2019 (z)	$516,879	$397,997
ARCap REIT, Inc., CDO, “G”, 6.078%, 2045 (z)	350,000	42,875
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040 (z)	351,971	160,464
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	112,526	114,214
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	1,530,404	1,538,056
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	514,266	533,047
Commercial Mortgage Acceptance Corp., FRN, 1.762%, 2030 (i)	1,226,293	57,680
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	397,355	414,436
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	454,000	472,861
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	416,265	398,574
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	174,827	148,603
Falcon Franchise Loan LLC, FRN, 3.058%, 2025 (i)(z)	1,778,211	136,922
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	331,225	345,048
GMAC LLC, FRN, 6.02%, 2033 (z)	800,000	823,208
GMAC LLC, FRN, 7.643%, 2034 (n)	825,000	797,021
Greenwich Capital Commercial Funding Corp., FRN, 5.882%, 2038	350,000	360,465
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	1,020,006	1,060,871
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.378%, 2042 (n)	765,072	386,600
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.817%, 2049	1,195,039	1,250,315
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.988%, 2051	2,617,888	2,741,945
KKR Financial CLO Ltd., “C”, FRN, 1.735%, 2021 (n)	505,395	427,059
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.883%, 2030 (i)	1,508,492	34,526
Merrill Lynch Mortgage Trust, FRN, 5.825%, 2050	234,000	68,576

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I, Inc., FRN, 1.007%, 2030 (i)(n)	$3,041,127	$79,948
PNC Mortgage Acceptance Corp., 7.1%, 2032 (z)	334,887	334,772
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013 (z)	567,000	569,025
Spirit Master Funding LLC, 5.05%, 2023 (z)	366,740	320,465

		$14,015,573

Biotechnology – 0.3%
Life Technologies Corp., 6%, 2020	$760,000	$814,063

Broadcasting – 2.1%
CBS Corp., 8.875%, 2019	$760,000	$956,142
CBS Corp., 5.75%, 2020	440,000	467,572
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,104,000	1,159,200
NBC Universal, Inc., 5.95%, 2041 (n)	1,069,000	1,068,891
News America, Inc., 8.5%, 2025	770,000	940,965
WPP Finance, 8%, 2014	366,000	421,064

		$5,013,834

Brokerage & Asset Managers – 0.4%
TD Ameritrade Holding Co., 4.15%, 2014	$855,000	$884,150

Building – 1.7%
Mohawk Industries, Inc., 6.875%, 2016	$2,340,000	$2,509,650
Owens Corning, Inc., 6.5%, 2016	1,415,000	1,498,656

		$4,008,306

Cable TV – 3.3%
Cablevision Systems Corp., 8%, 2020	$1,105,000	$1,182,350
Cox Communications, Inc., 4.625%, 2013	994,000	1,063,727
Cox Communications, Inc., 6.25%, 2018 (n)	261,000	291,502
DIRECTV Holdings LLC, 7.625%, 2016	1,620,000	1,796,175
DIRECTV Holdings LLC, 5.875%, 2019	490,000	532,553
Myriad International Holdings B.V., 6.375%, 2017 (n)	746,000	781,360
TCI Communications, Inc., 9.8%, 2012	439,000	477,822
Time Warner Cable, Inc., 8.25%, 2019	850,000	1,055,847
Time Warner Cable, Inc., 5%, 2020	354,000	364,315
Time Warner Entertainment Co. LP, 8.375%, 2033	266,000	335,686

		$7,881,337

Chemicals – 3.4%
Ashland, Inc., 9.125%, 2017	$1,432,000	$1,650,380
Dow Chemical Co., 8.55%, 2019	1,636,000	2,050,314
Dow Chemical Co., 9.4%, 2039	364,000	528,321
Lyondell Chemical Co., 11%, 2018	1,510,000	1,710,075
Nalco Co., 8.25%, 2017	2,033,000	2,203,264

		$8,142,354

Computer Software – 0.9%
Seagate Technology HDD Holdings, 6.375%, 2011	$2,070,000	$2,124,338

7

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Conglomerates – 0.2%
Kennametal, Inc., 7.2%, 2012	$526,000	$554,543

Consumer Products – 2.7%
Clorox Co., 5%, 2013	$700,000	$747,693
Hasbro, Inc., 6.35%, 2040	1,544,000	1,562,347
Newell Rubbermaid, Inc., 5.5%, 2013	1,702,000	1,831,347
Newell Rubbermaid, Inc., 4.7%, 2020	771,000	764,793
Whirlpool Corp., 8%, 2012	1,634,000	1,760,826

		$6,667,006

Consumer Services – 1.0%
Service Corp. International, 7.375%, 2014	$820,000	$879,450
Service Corp. International, 7%, 2019	450,000	450,000
Western Union Co., 5.4%, 2011	1,133,000	1,177,841

		$2,507,291

Containers – 1.3%
Crown Americas LLC, 7.625%, 2017	$956,000	$1,027,700
Greif, Inc., 6.75%, 2017	1,136,000	1,187,120
Owens-Illinois, Inc., 7.375%, 2016	850,000	903,125

		$3,117,945

Defense Electronics – 0.6%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$1,358,000	$1,509,353

Electronics – 0.6%
Tyco Electronics Group S.A., 6.55%, 2017	$360,000	$409,109
Tyco Electronics Group S.A., 7.125%, 2037	897,000	1,030,321

		$1,439,430

Emerging Market Quasi-Sovereign – 2.3%
BNDES Participacoes S.A., 6.5%, 2019 (n)	$344,000	$377,540
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	330,000	312,687
Gaz Capital S.A., 8.125%, 2014 (n)	409,000	462,170
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	403,000	500,204
Majapahit Holding B.V., 7.75%, 2020 (n)	589,000	678,823
Qatari Diar Finance Q.S.C., 5%, 2020 (n)	938,000	933,546
Qtel International Finance Ltd., 7.875%, 2019 (n)	184,000	219,837
Qtel International Finance Ltd., 7.875%, 2019	205,000	244,927
Qtel International Finance Ltd., 4.75%, 2021 (n)	360,000	343,466
Sinochem Overseas Capital Co. Ltd., 4.5%, 2020 (n)	100,000	98,563
VEB Finance Ltd., 6.902%, 2020 (n)	653,000	684,018
VTB Capital S.A., 6.465%, 2015 (n)	305,000	317,566
VTB Capital S.A., 6.551%, 2020 (n)	403,000	395,948

		$5,569,295

Energy – Independent – 4.2%
Anadarko Petroleum Corp., 6.375%, 2017	$1,337,000	$1,456,403
Anadarko Petroleum Corp., 6.45%, 2036	804,000	801,901
Anadarko Petroleum Corp., 6.2%, 2040	750,000	732,136
Newfield Exploration Co., 6.625%, 2016	1,715,000	1,762,163

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
Nexen, Inc., 6.4%, 2037	$456,000	$441,810
Nexen, Inc., 7.5%, 2039	500,000	543,748
Pioneer Natural Resources Co., 6.65%, 2017	1,100,000	1,168,318
Pioneer Natural Resources Co., 7.5%, 2020	518,000	568,778
Southwestern Energy Co., 7.5%, 2018	1,851,000	2,087,003
Talisman Energy, Inc., 7.75%, 2019	590,000	728,386

		$10,290,646

Energy – Integrated – 0.5%
BP Capital Markets PLC, 4.5%, 2020	$747,000	$745,199
Hess Corp., 8.125%, 2019	440,000	555,883

		$1,301,082

Financial Institutions – 2.0%
CIT Group, Inc., 10.25%, 2017	$1,520,628	$1,553,019
General Electric Capital Corp., 3.75%, 2014	413,000	426,926
General Electric Capital Corp., 5.5%, 2020	1,470,000	1,572,146
GMAC, Inc., 7.25%, 2011	609,000	612,045
International Lease Finance Corp., 8.75%, 2017 (n)	90,000	96,525
International Lease Finance Corp., 7.125%, 2018 (n)	570,000	605,625

		$4,866,286

Food & Beverages – 4.7%
Anheuser-Busch InBev S.A., 7.2%, 2014 (n)	$1,280,000	$1,463,802
Anheuser-Busch InBev S.A., 7.75%, 2019 (n)	610,000	759,052
Del Monte Foods Co., 7.5%, 2019	1,485,000	1,731,881
Kraft Foods, Inc., 6.125%, 2018	920,000	1,051,927
Kraft Foods, Inc., 6.5%, 2040	555,000	621,949
Miller Brewing Co., 5.5%, 2013 (n)	1,724,000	1,871,224
Tyson Foods, Inc., 7.35%, 2016	1,800,000	1,974,375
Wm. Wrigley Jr. Co., 3.05%, 2013 (n)	1,797,000	1,835,490

		$11,309,700

Food & Drug Stores – 0.4%
CVS Caremark Corp., 3.25%, 2015	$296,000	$300,822
CVS Caremark Corp., 5.75%, 2017	664,000	738,800

		$1,039,622

Forest & Paper Products – 0.6%
Georgia-Pacific Corp., 7.125%, 2017 (n)	$1,000,000	$1,065,000
Georgia-Pacific Corp., 5.4%, 2020 (n)	389,000	384,596

		$1,449,596

Gaming & Lodging – 1.3%
Host Hotels & Resorts, Inc., 6.75%, 2016	$1,600,000	$1,634,000
Wyndham Worldwide Corp., 6%, 2016	1,530,000	1,601,046

		$3,235,046

Insurance – 3.4%
Aflac, Inc., 6.45%, 2040	$1,290,000	$1,321,190
American International Group, 6.4%, 2020	2,000,000	2,098,418
ING Groep N.V., 5.775% to 2015, FRN to 2049	792,000	681,120
Metropolitan Life Global Funding, 5.125%, 2013 (n)	600,000	646,031

8

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS -– continued
Insurance – continued
Metropolitan Life Global Funding, 5.125%, 2014 (n)	$370,000	$402,466
Prudential Financial, Inc., 4.75%, 2015	631,000	667,589
Prudential Financial, Inc., 5.375%, 2020	470,000	491,128
Unum Group, 7.125%, 2016	500,000	561,605
UnumProvident Corp., 6.85%, 2015 (n)	1,340,000	1,486,445

		$8,355,992

Insurance – Health – 0.4%
Humana, Inc., 7.2%, 2018	$754,000	$851,755

Insurance – Property & Casualty – 2.2%
Aon Corp., 6.25%, 2040	$843,000	$866,585
AXIS Capital Holdings Ltd., 5.75%, 2014	855,000	909,173
AXIS Capital Holdings Ltd., 5.875%, 2020	190,000	189,702
Chubb Corp., 6.375% to 2017, FRN to 2067	279,000	290,856
CNA Financial Corp., 5.875%, 2020	1,570,000	1,563,207
XL Group PLC, 6.5% to 2017, FRN to 2049	663,000	570,180
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	896,000	873,600

		$5,263,303

Machinery & Tools – 0.9%
Case New Holland, Inc., 7.875%, 2017 (n)	$1,989,000	$2,172,981

Major Banks – 9.6%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$320,000	$227,264
Bank of America Corp., 5.65%, 2018	580,000	592,628
Bank of America Corp., 7.625%, 2019	990,000	1,139,921
Bank Of America Corp., 5.625%, 2020	235,000	239,581
Bank Of America Corp., 5.875%, 2021	1,500,000	1,551,912
Bank of America Corp., 8% to 2018, FRN to 2049	533,000	537,157
BB&T Corp., 3.95%, 2016	500,000	516,071
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	700,000	668,500
Commonwealth Bank of Australia, 5%, 2019 (n)	400,000	418,688
Credit Suisse (USA), Inc., 6%, 2018	180,000	193,013
Goldman Sachs Group, Inc., 5.625%, 2017	1,123,000	1,187,503
Goldman Sachs Group, Inc., 7.5%, 2019	1,927,000	2,246,865
Goldman Sachs Group, Inc., 5.375%, 2020	1,000,000	1,033,361
HSBC USA, Inc., 4.875%, 2020	1,540,000	1,530,865
JPMorgan Chase & Co., 6%, 2017	1,000,000	1,108,562
JPMorgan Chase Capital XXII, 6.45%, 2037	758,000	755,043
JPMorgan Chase Capital XXVII, 7%, 2039	199,000	208,359
Macquarie Group Ltd., 6%, 2020 (n)	1,000,000	1,003,917
Merrill Lynch & Co., Inc., 6.15%, 2013	500,000	536,504
Merrill Lynch & Co., Inc., 6.05%, 2016	349,000	359,579
Morgan Stanley, 5.75%, 2016	906,000	966,226
Morgan Stanley, 6.625%, 2018	701,000	760,423
Morgan Stanley, 7.3%, 2019	540,000	607,845
PNC Funding Corp., 5.625%, 2017	1,095,000	1,170,485
Santander UK PLC, 3.875%, 2014 (n)	413,000	409,257
UFJ Finance Aruba AEC, 6.75%, 2013	1,028,000	1,146,327

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	$510,000	$498,730
Wachovia Corp., 6.605%, 2025	1,270,000	1,309,124
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	348,000	367,140

		$23,290,850

Medical & Health Technology & Services – 0.8%
Hospira, Inc., 6.05%, 2017	$906,000	$1,015,016
McKesson Corp., 5.7%, 2017	770,000	855,216
McKesson Corp., 7.5%, 2019	120,000	145,771

		$2,016,003

Metals & Mining – 5.3%
ArcelorMittal, 6.125%, 2018	$263,000	$280,223
ArcelorMittal, 9.85%, 2019	455,000	575,038
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	708,000	746,055
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	1,517,000	1,678,181
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (n)	927,000	886,800
International Steel Group, Inc., 6.5%, 2014	945,000	1,029,769
Peabody Energy Corp., 5.875%, 2016	500,000	502,500
Peabody Energy Corp., 7.375%, 2016	1,470,000	1,631,700
Southern Copper Corp., 6.75%, 2040	1,681,000	1,740,670
Teck Resources Ltd., 10.25%, 2016	1,035,000	1,280,813
Teck Resources Ltd., 10.75%, 2019	940,000	1,222,000
Vale Overseas Ltd., 6.875%, 2039	1,110,000	1,226,472

		$12,800,221

Mortgage-Backed – 0.0%
Fannie Mae, 7.5%, 2030 - 2031	$69,194	$79,417

		$79,417

Natural Gas – Pipeline – 4.6%
CenterPoint Energy, Inc., 7.875%, 2013	$1,383,000	$1,563,392
El Paso Pipeline Partners LP, 6.5%, 2020	940,000	986,240
Energy Transfer Partners LP, 8.5%, 2014	1,252,000	1,453,653
Energy Transfer Partners LP, 9.7%, 2019	480,000	620,381
Enterprise Products Operating LP, 5.65%, 2013	354,000	381,177
Enterprise Products Partners LP, 6.3%, 2017	540,000	609,327
Enterprise Products Partners LP, FRN, 8.375%, 2066	506,000	543,316
Enterprise Products Partners LP, FRN, 7.034%, 2068	267,000	277,013
Kinder Morgan Energy Partners, 6.85%, 2020	370,000	423,940
Kinder Morgan Energy Partners LP, 5.125%, 2014	410,000	444,837
Kinder Morgan Energy Partners LP, 7.4%, 2031	581,000	649,801

9

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Plains All American Pipeline, LP, 3.95%, 2015	$1,290,000	$1,332,929
Rockies Express Pipeline, 5.625%, 2020 (n)	697,000	673,738
Spectra Energy Capital LLC, 8%, 2019	942,000	1,147,597

		$11,107,341

Network & Telecom – 1.9%
CenturyLink, Inc., 7.6%, 2039	$1,670,000	$1,683,188
Qwest Corp., 7.875%, 2011	1,010,000	1,040,300
Verizon New York, Inc., 6.875%, 2012	51,000	54,404
Windstream Corp., 8.625%, 2016	1,800,000	1,894,500

		$4,672,392

Oil Services – 0.1%
Pride International, Inc., 6.875%, 2020	$248,000	$257,300

Oils – 0.5%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$1,199,000	$1,200,439

Other Banks & Diversified Financials – 5.0%
American Express Centurion Bank, 5.55%, 2012	$590,000	$631,075
American Express Co., 8.125%, 2019	320,000	398,148
Banco Bradesco S.A., 6.75%, 2019 (n)	786,000	837,090
Banco Santander Chile, 2.875%, 2012 (n)	1,047,000	1,052,012
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,500,000	1,409,375
Capital One Financial Corp., 8.8%, 2019	1,000,000	1,230,039
Capital One Financial Corp., 10.25%, 2039	510,000	545,700
Citigroup, Inc., 6.125%, 2018	635,000	695,660
Citigroup, Inc., 8.5%, 2019	928,000	1,152,052
Citigroup, Inc., 5.375%, 2020	800,000	831,206
Citigroup, Inc., 8.125%, 2039	500,000	636,067
Discover Bank, 7%, 2020	1,426,000	1,533,010
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020 (n)	233,000	246,468
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	412,000	390,483
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	547,000	525,120

		$12,113,505

Pharmaceuticals – 0.8%
Celgene Corp., 2.45%, 2015	$606,000	$588,625
Mylan Laboratories, Inc., 7.625%, 2017 (n)	1,216,000	1,293,520

		$1,882,145

Pollution Control – 0.9%
Allied Waste North America, Inc., 6.875%, 2017	$1,110,000	$1,221,000
Republic Services, Inc., 5.25%, 2021	860,000	906,339

		$2,127,339

Printing & Publishing – 0.1%
Pearson PLC, 5.5%, 2013 (n)	$260,000	$280,382

Issuer	Shares/Par	Value ($)

BONDS – continued
Railroad & Shipping – 0.2%
CSX Corp., 7.375%, 2019	$165,000	$199,029
Kansas City Southern, 7.375%, 2014	330,000	344,850

		$543,879

Real Estate – 2.9%
Boston Properties LP, REIT, 4.125%, 2021	$1,260,000	$1,194,523
HRPT Properties Trust, REIT, 6.25%, 2016	1,027,000	1,071,550
Liberty Property LP, REIT, 5.5%, 2016	660,000	714,538
Simon Property Group, Inc., REIT, 5.75%, 2015	440,000	488,836
Simon Property Group, Inc., REIT, 10.35%, 2019	1,026,000	1,402,746
WEA Finance LLC, REIT, 6.75%, 2019 (n)	1,947,000	2,169,003

		$7,041,196

Retailers – 1.2%
Limited Brands, Inc., 7%, 2020	$880,000	$928,400
Macy’s, Inc., 6.625%, 2011	1,236,000	1,251,450
Staples, Inc., 7.75%, 2011	370,000	375,956
Staples, Inc., 9.75%, 2014	335,000	405,970

		$2,961,776

Specialty Stores – 0.4%
Advance Auto Parts, Inc., 5.75%, 2020	$965,000	$1,008,077

Telecommunications – Wireless – 2.6%
American Tower Corp., 4.625%, 2015	$1,770,000	$1,849,098
American Tower Corp., 4.5%, 2018	1,150,000	1,139,956
Crown Castle International Corp., 7.75%, 2017 (n)	960,000	1,048,800
Crown Castle Towers LLC, 6.113%, 2040 (n)	955,000	996,372
Rogers Cable, Inc., 5.5%, 2014	364,000	397,535
Rogers Wireless, Inc., 7.25%, 2012	535,000	596,161
Vodafone Group PLC, 5.625%, 2017	201,000	224,386

		$6,252,308

Telephone Services – 0.9%
Embarq Corp., 7.082%, 2016	$540,000	$597,190
Frontier Communications, 8.75%, 2022 (z)	1,509,000	1,644,810

		$2,242,000

Tobacco – 3.0%
Altria Group, Inc., 9.95%, 2038	$1,510,000	$2,127,789
BAT International Finance PLC, 9.5%, 2018 (n)	600,000	789,583
Lorillard Tobacco Co., 8.125%, 2019	2,023,000	2,251,053
Reynolds American, Inc., 7.25%, 2012	881,000	942,093
Reynolds American, Inc., 6.75%, 2017	1,100,000	1,229,489

		$7,340,007

Transportation – Services – 0.8%
Erac USA Finance Co., 6.375%, 2017 (n)	$200,000	$222,027
Erac USA Finance Co., 7%, 2037 (n)	1,509,000	1,624,929

		$1,846,956

10

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – 3.9%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$610,000	$654,460
CenterPoint Energy, Inc., 5.95%, 2017	800,000	859,556
CMS Energy Corp., 6.25%, 2020	995,000	1,015,429
DPL, Inc., 6.875%, 2011	614,000	637,218
Duke Energy Corp., 5.65%, 2013	930,000	1,021,225
EDP Finance B.V., 6%, 2018 (n)	1,863,000	1,741,301
Enersis S.A., 7.375%, 2014	686,000	758,176
Entergy Corp., 5.125%, 2020	808,000	797,143
Oncor Electric Delivery Co., 6.8%, 2018	561,000	656,690
PSEG Power LLC, 5.32%, 2016	288,000	315,130
System Energy Resources, Inc., 5.129%, 2014 (z)	362,809	374,564
Waterford 3 Funding Corp., 8.09%, 2017	681,001	688,799

		$9,519,691

Total Bonds (Identified Cost, $218,492,263)		$229,252,790

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – 0.3%
Automotive – 0.3%
Ford Motor Co., Term Loan B1, 3.02%, 2013 (Identified Cost, $629,349)	$670,576	$667,313

MONEY MARKET FUNDS (v) – 3.8%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	9,282,745	$9,282,745

Total Investments (Identified Cost, $228,404,357)		$239,202,848

OTHER ASSETS, LESS LIABILITIES – 1.4%		3,358,689

Net Assets – 100.0%		$242,561,537

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $47,765,972, representing 19.7% of net assets.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ARCap REIT, Inc., CDO, “G”, 6.078%, 2045	9/21/04	$330,606	$42,875
Anthracite Ltd., “A”, CDO, FRN, 0.62%, 2019	1/15/10	369,350	397,997
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040	3/01/06	351,971	160,464
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	112,593	114,214
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/14/10 - 9/16/10	1,531,921	1,538,056
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	339,237	398,574
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	165,328	148,603
Falcon Franchise Loan LLC, FRN, 3.058%, 2025	1/29/03	168,523	136,922
Frontier Communications, 8.75%, 2022	11/04/10	1,767,027	1,644,810
GMAC LLC, FRN, 6.02%, 2033	3/20/02	664,883	823,208
PNC Mortgage Acceptance Corp., 7.1%, 2032	3/25/08	334,887	334,772
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013	12/06/04	585,313	569,025
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	363,226	320,465
System Energy Resources, Inc., 5.129%, 2014	4/16/04 - 9/08/04	362,887	374,564
Total Restricted Securities			$7,004,549
% of Net Assets			2.9%

11

MFS Bond Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Derivative Contracts at 12/31/10

Swap Agreements at 12/31/10

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives
Credit Default Swaps
12/20/12	USD	910,000	Merrill Lynch International	1.0% (fixed rate)	(1)	$(335,335)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by MBIA, Inc., 9.375%, 2/15/11, a Ba3 rated bond. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index's reference basket of securities.

At December 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

12

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $219,121,612)	$229,920,103
Underlying funds, at cost and value	9,282,745
Total investments, at value (identified cost, $228,404,357)	$239,202,848
Cash	17,490
Restricted cash	290,000
Receivables for
Fund shares sold	141,173
Interest	3,382,416
Other assets	7,468
Total assets		$243,041,395
Liabilities
Payables for
Fund shares reacquired	$61,362
Swaps, at value	335,335
Payable to affiliates
Investment adviser	7,948
Distribution and/or service fees	2,006
Administrative services fee	474
Payable for Trustees’ compensation	69
Accrued expenses and other liabilities	72,664
Total liabilities		$479,858
Net assets		$242,561,537
Net assets consist of
Paid-in capital	$226,144,836
Unrealized appreciation (depreciation) on investments	10,463,156
Accumulated net realized gain (loss) on investments	(6,570,902)
Undistributed net investment income	12,524,447
Net assets		$242,561,537
Shares of beneficial interest outstanding		21,213,903

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$95,584,452	8,316,870	$11.49
Service Class	146,977,085	12,897,033	11.40

See Notes to Financial Statements

13

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$12,925,241
Dividends	4,557
Dividends from underlying funds	15,021
Foreign taxes withheld	(3,287)
Total investment income		$12,941,532
Expenses
Management fee	$1,318,877
Distribution and/or service fees	307,930
Administrative services fee	78,702
Trustees’ compensation	25,297
Custodian fee	51,284
Shareholder communications	21,054
Auditing fees	62,050
Legal fees	7,130
Miscellaneous	22,091
Total expenses		$1,894,415
Fees paid indirectly	(236)
Net expenses		$1,894,179
Net investment income		$11,047,353
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$5,195,333
Swap transactions	9,201
Net realized gain (loss) on investments		$5,204,534
Change in unrealized appreciation (depreciation)
Investments	$5,439,955
Swap transactions	230,088
Net unrealized gain (loss) on investments		$5,670,043
Net realized and unrealized gain (loss) on investments		$10,874,577
Change in net assets from operations		$21,921,930

See Notes to Financial Statements

14

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$11,047,353	$8,888,041
Net realized gain (loss) on investments	5,204,534	81,297
Net unrealized gain (loss) on investments	5,670,043	27,975,865
Change in net assets from operations	$21,921,930	$36,945,203
Distributions declared to shareholders
From net investment income	$(9,040,106)	$(9,101,368)
Change in net assets from fund share transactions	$41,142,255	$38,151,700
Total change in net assets	$54,024,079	$65,995,535
Net assets
At beginning of period	188,537,458	122,541,923
At end of period (including undistributed net investment income of $12,524,447 and $9,604,544, respectively)	$242,561,537	$188,537,458
See Notes to Financial Statements

15

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.84	$9.11	$10.89	$11.19	$11.40
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.59	$0.57	$0.60	$0.59
Net realized and unrealized gain (loss) on investments	0.57	1.81	(1.64)	(0.21)	(0.04)
Total from investment operations	$1.15	$2.40	$(1.07)	$0.39	$0.55
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.67)	$(0.71)	$(0.69)	$(0.69)
From net realized gain on investments	—	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.50)	$(0.67)	$(0.71)	$(0.69)	$(0.76)
Net asset value, end of period	$11.49	$10.84	$9.11	$10.89	$11.19
Total return (%) (k)(s)	10.86	27.96	(10.53)	3.53	5.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.72	0.74	0.74	0.71	0.71
Net investment income	5.17	5.93	5.64	5.50	5.32
Portfolio turnover	58	71	46	42	47
Net assets at end of period (000 omitted)	$95,584	$92,244	$70,504	$105,554	$120,991

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.76	$9.04	$10.81	$11.11	$11.33
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.56	$0.54	$0.57	$0.56
Net realized and unrealized gain (loss) on investments	0.57	1.80	(1.63)	(0.21)	(0.05)
Total from investment operations	$1.12	$2.36	$(1.09)	$0.36	$0.51
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.64)	$(0.68)	$(0.66)	$(0.66)
From net realized gain on investments	—	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.48)	$(0.64)	$(0.68)	$(0.66)	$(0.73)
Net asset value, end of period	$11.40	$10.76	$9.04	$10.81	$11.11
Total return (%) (k)(s)	10.67	27.66	(10.77)	3.28	4.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.97	0.99	0.99	0.96	0.96
Net investment income	4.90	5.64	5.39	5.25	5.07
Portfolio turnover	58	71	46	42	47
Net assets at end of period (000 omitted)	$146,977	$96,293	$52,038	$77,588	$76,471

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

16

MFS Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

17

MFS Bond Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as swap contracts. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$5,569,295	$—	$5,569,295
Corporate Bonds	—	176,282,039	—	176,282,039
Residential Mortgage-Backed Securities	—	79,417	—	79,417
Commercial Mortgage-Backed Securities	—	10,936,334	—	10,936,334
Asset-Backed Securities (including CDOs)	—	3,079,239	—	3,079,239
Foreign Bonds	—	33,306,466	—	33,306,466
Floating Rate Loans	—	667,313	—	667,313
Mutual Funds	9,282,745	—	—	9,282,745
Total Investments	$9,282,745	$229,920,103	$—	$239,202,848

Other Financial Instruments
Swaps	$—	$(335,335)	$—	$(335,335)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Credit Contracts	Credit Default Swaps	$—	$(335,335)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Swap Transactions
Credit Contracts	$9,201

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Swap Transactions
Credit Contracts	$230,088

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an

18

MFS Bond Portfolio

Notes to Financial Statements – continued

event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position as of December 31, 2010 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and, for those swaps in a net liability position for which the

19

MFS Bond Portfolio

Notes to Financial Statements – continued

fund is the protection seller, the fund in order to settle these swaps would have been required to either (1) pay the swap’s notional value of $910,000 less the value of the contracts’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swaps in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$9,040,106	$9,101,368

20

MFS Bond Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$229,506,753
Gross appreciation	12,532,969
Gross depreciation	(2,836,874)
Net unrealized appreciation (depreciation)	$9,696,095
Undistributed ordinary income	12,188,809
Capital loss carryforwards	(5,468,203)

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(5,020,083)
12/31/17	(448,120)
Total	$(5,468,203)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$4,170,932	$5,289,494
Service Class	4,869,174	3,811,874
Total	$9,040,106	$9,101,368

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $1 billion. This written agreement will continue until modified or rescinded by the fund’s shareholders. For the year ended December 31, 2010, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.60% ofthe fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to

21

MFS Bond Portfolio

Notes to Financial Statements – continued

provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0358% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,509 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$247,258
Investments (non-U.S. Government securities)	$161,704,330	$122,218,053

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	789,328	$8,770,173	1,165,319	$11,304,830
Service Class	4,489,214	49,686,140	3,840,207	37,713,447
	5,278,542	$58,456,313	5,005,526	$49,018,277
Shares issued to shareholders in reinvestment of distributions
Initial Class	383,710	$4,170,932	593,658	$5,289,494
Service Class	451,267	4,869,174	430,234	3,811,874
	834,977	$9,040,106	1,023,892	$9,101,368
Shares reacquired
Initial Class	(1,364,016)	$(15,376,313)	(989,878)	$(9,727,338)
Service Class	(988,611)	(10,977,851)	(1,078,796)	(10,240,607)
	(2,352,627)	$(26,354,164)	(2,068,674)	$(19,967,945)
Net change
Initial Class	(190,978)	$(2,435,208)	769,099	$6,866,986
Service Class	3,951,870	43,577,463	3,191,645	31,284,714
	3,760,892	$41,142,255	3,960,744	$38,151,700

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In

22

MFS Bond Portfolio

Notes to Financial Statements – continued

addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $2,448 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,163,314	109,575,227	(105,455,796)	9,282,745

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$15,021	$9,282,745

23

MFS Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

24

MFS Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

25

MFS Bond Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

26

MFS Bond Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

27

MFS Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

28

MFS Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on average daily net assets over $1 billion on a permanent basis, requiring shareholder approval for any modification or termination, and concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

29

MFS Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

30

MFS Bond Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS INVESTMENT MANAGEMENT

MFS® Government Securities Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	45.5%
U.S. Treasury Securities	36.0%
U.S. Government Agencies	9.1%
Municipal Bonds	1.8%
Commercial Mortgage-Backed Securities	1.4%
High Grade Corporates	0.5%

Composition including fixed income credit quality (a)(i)
AAA	43.4%
AA	2.5%
U.S. Agency (NR)	48.6%
Other Fixed Income (NR)	(0.2)%
Cash & Other	5.7%

Portfolio facts (i)
Average Duration (d)	4.6
Average Effective Maturity (m)	6.5 yrs.

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Government Securities Portfolio (the “fund”) provided a total return of 4.75%, while Service Class shares of the fund provided a total return of 4.49%. These compare with a return of 5.41% for the fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Bond Index.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Relative to the Barclays Capital U.S. Government/Mortgage Bond Index, the fund’s yield curve (y) positioning, particularly a lesser exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years) detracted from relative performance.

The fund’s lower exposure to pure pass-through mortgage-backed securities, particularly to Government National Mortgage Association (Ginnie Mae) securities, also held back relative results as these bonds outperformed the benchmark return over the reporting period. A lesser exposure to U.S. treasury securities, which also outperformed the benchmark, also detracted from relative returns.

The fund’s return from yield, which was less than that of the benchmark, was another negative factor for relative performance.

Contributors to Performance

The fund’s greater exposure to commercial mortgage-backed securities, which are not represented in the benchmark, contributed to relative returns as these securities turned in strong performance over the reporting period.

The fund’s lesser exposure to U.S. agency debt also benefited relative performance as this market segment underperformed the benchmark.

A shorter duration (d) stance, relative to the benchmark, was another positive factor for relative results.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/12/85	4.75%	5.72%	5.38%	N/A
Service Class	8/24/01	4.49%	5.46%	N/A	4.87%

Comparative benchmark

Barclays Capital U.S. Government/Mortgage Bond Index (f)	5.41%	5.88%	5.64%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.64%	$1,000.00	$999.25	$3.23
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
Service Class	Actual	0.89%	$1,000.00	$998.49	$4.48
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 94.0%
Agency – Other – 4.7%
Financing Corp., 9.4%, 2018	$5,475,000	$7,672,347
Financing Corp., 9.8%, 2018	7,760,000	11,121,143
Financing Corp., 10.35%, 2018	3,415,000	5,050,686
Financing Corp., STRIPS, 0%, 2017	8,940,000	7,193,938

		$31,038,114

Asset-Backed & Securitized – 1.4%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$1,709,000	$1,771,413
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	3,445,785	3,593,906
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.817%, 2049	2,026,008	2,119,720
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.988%, 2051	1,981,480	2,075,379

		$9,560,418

Local Authorities – 0.5%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043	$2,045,000	$2,013,752
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040	320,000	303,091
University of California Rev. (Build America Bonds), 5.77%, 2043	1,220,000	1,149,484

		$3,466,327

Mortgage-Backed – 45.3%
Fannie Mae, 5.503%, 2011	$649,000	$668,178
Fannie Mae, 6.088%, 2011	1,020,000	1,038,078
Fannie Mae, 4.73%, 2012	863,284	905,695
Fannie Mae, 4.791%, 2012	393,423	410,191
Fannie Mae, 6.005%, 2012	262,983	270,079
Fannie Mae, 4.517%, 2013	779,973	818,468
Fannie Mae, 4.542%, 2013	1,391,238	1,466,227
Fannie Mae, 4.845%, 2013	1,653,750	1,757,288
Fannie Mae, 5.06%, 2013	841,088	876,909
Fannie Mae, 5.159%, 2013	2,188,509	2,348,199
Fannie Mae, 5.371%, 2013	1,508,461	1,584,841
Fannie Mae, 4.562%, 2014	985,303	1,053,375
Fannie Mae, 4.6%, 2014	803,460	857,349
Fannie Mae, 4.61%, 2014	3,138,243	3,356,551
Fannie Mae, 4.77%, 2014	688,448	740,720
Fannie Mae, 4.82%, 2014	706,610	766,228
Fannie Mae, 4.841%, 2014	4,664,991	5,013,438
Fannie Mae, 4.872%, 2014	2,916,444	3,102,640
Fannie Mae, 4.88%, 2014 - 2020	854,897	911,105
Fannie Mae, 5.1%, 2014	870,132	943,136
Fannie Mae, 4.56%, 2015	1,040,414	1,114,972
Fannie Mae, 4.62%, 2015	1,453,325	1,559,829
Fannie Mae, 4.665%, 2015	703,349	756,178

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.69%, 2015	$573,816	$617,279
Fannie Mae, 4.7%, 2015	1,041,652	1,121,090
Fannie Mae, 4.74%, 2015	660,079	710,840
Fannie Mae, 4.78%, 2015	915,267	987,097
Fannie Mae, 4.79%, 2015	951,290	1,025,509
Fannie Mae, 4.81%, 2015	919,301	992,503
Fannie Mae, 4.815%, 2015	818,387	883,278
Fannie Mae, 4.85%, 2015	575,847	622,436
Fannie Mae, 4.856%, 2015	312,314	335,839
Fannie Mae, 4.87%, 2015	606,246	656,029
Fannie Mae, 4.89%, 2015	685,069	741,598
Fannie Mae, 4.922%, 2015	2,310,893	2,508,849
Fannie Mae, 4.997%, 2015	160,356	174,613
Fannie Mae, 5.466%, 2015	3,055,245	3,347,027
Fannie Mae, 4.5%, 2016 - 2029	15,882,197	16,738,409
Fannie Mae, 5.157%, 2016	1,454,596	1,594,011
Fannie Mae, 5.424%, 2016	1,870,892	2,047,758
Fannie Mae, 5.725%, 2016	1,582,944	1,729,160
Fannie Mae, 6.5%, 2016 - 2037	5,336,229	5,977,137
Fannie Mae, 4.99%, 2017	3,434,845	3,752,078
Fannie Mae, 5.5%, 2017 - 2038	48,808,571	52,385,856
Fannie Mae, 6%, 2017 - 2037	10,831,912	11,785,998
Fannie Mae, 5.161%, 2018	1,419,723	1,546,701
Fannie Mae, 5.68%, 2018	473,681	514,283
Fannie Mae, 4.67%, 2019	525,000	551,468
Fannie Mae, 4.83%, 2019	394,313	418,005
Fannie Mae, 4.874%, 2019	2,382,926	2,590,016
Fannie Mae, 5%, 2019 - 2039	29,806,910	31,516,718
Fannie Mae, 5.05%, 2019	329,960	353,750
Fannie Mae, 5.6%, 2019	606,476	656,924
Fannie Mae, 7.5%, 2022 - 2031	655,229	751,028
Fannie Mae, 4.5%, 2025	1,219,340	1,281,069
Freddie Mac, 4.375%, 2015	658,506	671,285
Freddie Mac, 4.5%, 2015 - 2028	3,018,860	3,130,396
Freddie Mac, 5%, 2016 - 2040	16,273,523	17,118,105
Freddie Mac, 4.186%, 2019	814,000	825,351
Freddie Mac, 5.085%, 2019	2,879,000	3,043,942
Freddie Mac, 4.224%, 2020	1,758,821	1,783,115
Freddie Mac, 4.251%, 2020	1,330,000	1,348,787
Freddie Mac, 6%, 2021 - 2038	22,034,299	24,161,729
Freddie Mac, 5.5%, 2022 - 2036	28,423,517	30,494,072
Freddie Mac, 4%, 2025	5,685,905	5,857,370
Freddie Mac, 6.5%, 2032 - 2037	3,495,346	3,918,655
Ginnie Mae, 4%, 2032	166,228	169,520
Ginnie Mae, 5.5%, 2033 - 2038	10,240,479	11,100,121
Ginnie Mae, 4.5%, 2039 - 2040	7,407,815	7,739,045
Ginnie Mae, 5.612%, 2058	4,819,867	5,185,319
Ginnie Mae, 6.357%, 2058	2,840,198	3,087,273

		$302,868,115

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Municipals – 1.8%
California Educational Facilities Authority Rev. (Stanford University), 5.25%, 2040	$2,185,000	$2,342,080
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2028	2,995,000	3,197,342
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2027	2,125,000	2,343,493
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	2,445,000	2,704,268
Massachusetts Water Pollution Abatement Trust, 5.25%, 2033	1,020,000	1,090,115

		$11,677,298

U.S. Government Agencies and Equivalents – 4.3%
Aid-Egypt, 4.45%, 2015	$2,827,000	$3,098,562
Farmer Mac, 5.5%, 2011 (n)	5,370,000	5,514,716
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	473,000	460,409
Small Business Administration, 6.35%, 2021	1,069,677	1,163,612
Small Business Administration, 6.34%, 2021	997,470	1,085,512
Small Business Administration, 6.44%, 2021	1,285,973	1,402,560
Small Business Administration, 6.625%, 2021	1,548,525	1,691,370
Small Business Administration, 6.07%, 2022	1,265,125	1,400,595
Small Business Administration, 4.98%, 2023	1,116,114	1,179,314
Small Business Administration, 4.77%, 2024	1,918,326	2,033,850
Small Business Administration, 5.52%, 2024	1,477,431	1,582,883
Small Business Administration, 5.11%, 2025	1,452,121	1,544,921
U.S. Department of Housing & Urban Development, 6.36%, 2016	6,000,000	6,187,740
U.S. Department of Housing & Urban Development, 6.59%, 2016	307,000	303,216

		$28,649,260

U.S. Treasury Obligations – 36.0%
U.S. Treasury Bonds, 7.875%, 2021	$114,000	$159,030
U.S. Treasury Bonds, 6.25%, 2023	2,875,000	3,613,516
U.S. Treasury Bonds, 6%, 2026	2,699,000	3,337,060
U.S. Treasury Bonds, 6.75%, 2026	1,829,000	2,428,568
U.S. Treasury Bonds, 6.375%, 2027	2,221,000	2,858,149

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 5.25%, 2029	$25,261,000	$28,971,209
U.S. Treasury Bonds, 5%, 2037	488,000	544,501
U.S. Treasury Bonds, 4.375%, 2038	7,074,000	7,149,161
U.S. Treasury Bonds, 4.5%, 2039	11,564,200	11,874,988
U.S. Treasury Notes, 0.75%, 2011	28,000,000	28,110,460
U.S. Treasury Notes, 3.125%, 2013 (f)	28,438,000	30,168,708
U.S. Treasury Notes, 1.875%, 2014	10,810,000	11,055,755
U.S. Treasury Notes, 4%, 2015	6,108,000	6,691,601
U.S. Treasury Notes, 2.125%, 2015	22,402,000	22,759,088
U.S. Treasury Notes, 3.75%, 2018	52,224,000	55,549,207
U.S. Treasury Notes, 3.125%, 2019	4,709,000	4,758,666
U.S. Treasury Notes, 3.5%, 2020	11,150,000	11,421,837
U.S. Treasury Notes, TIPS, 1.25%, 2020	9,237,436	9,458,266

		$240,909,770

Total Bonds (Identified Cost, $603,631,846)		$628,169,302

MONEY MARKET FUNDS (v) – 5.4%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	36,330,825	$36,330,825

Total Investments (Identified Cost, $639,962,671)		$664,500,127

OTHER ASSETS, LESS LIABILITIES – 0.6%		4,124,150

Net Assets – 100.0%		$668,624,277

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,975,125, representing 0.9% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TIPS	Treasury Inflation Protected Security

Derivative Contracts at 12/31/10

Futures Contracts Outstanding at 12/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	18	$2,198,250	March - 2011	$89,375

At December 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

7

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $603,631,846)	$628,169,302
Underlying funds, at cost and value	36,330,825
Total investments, at value (identified cost, $639,962,671)	$664,500,127
Receivables for
Fund shares sold	20,169
Interest	4,459,420
Other assets	19,519
Total assets		$668,999,235
Liabilities
Payables for
Daily variation margin on open futures contracts	$20,250
Fund shares reacquired	216,169
Payable to affiliates
Investment adviser	20,102
Distribution and/or service fees	6,024
Administrative services fee	1,278
Payable for Trustees’ compensation	682
Accrued expenses and other liabilities	110,453
Total liabilities		$374,958
Net assets		$668,624,277
Net assets consist of
Paid-in capital	$625,262,684
Unrealized appreciation (depreciation) on investments	24,626,831
Accumulated net realized gain (loss) on investments	(4,482,545)
Undistributed net investment income	23,217,307
Net assets		$668,624,277
Shares of beneficial interest outstanding		50,612,309

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$227,694,456	17,154,121	$13.27
Service Class	440,929,821	33,458,188	13.18

See Notes to Financial Statements

8

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$26,863,280
Dividends from underlying funds	85,762
Total investment income		$26,949,042
Expenses
Management fee	$3,682,685
Distribution and/or service fees	1,069,815
Administrative services fee	233,537
Trustees’ compensation	88,666
Custodian fee	124,958
Shareholder communications	47,010
Auditing fees	50,103
Legal fees	7,372
Miscellaneous	56,826
Total expenses		$5,360,972
Fees paid indirectly	(47)
Net expenses		$5,360,925
Net investment income		$21,588,117
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$2,959,445
Futures contracts	(137,849)
Net realized gain (loss) on investments		$2,821,596
Change in unrealized appreciation (depreciation)
Investments	$5,946,914
Futures contracts	112,526
Net unrealized gain (loss) on investments		$6,059,440
Net realized and unrealized gain (loss) on investments		$8,881,036
Change in net assets from operations		$30,469,153

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$21,588,117	$21,895,224
Net realized gain (loss) on investments	2,821,596	2,976,893
Net unrealized gain (loss) on investments	6,059,440	499,119
Change in net assets from operations	$30,469,153	$25,371,236
Distributions declared to shareholders
From net investment income	$(23,390,230)	$(26,160,014)
Change in net assets from fund share transactions	$(5,850,571)	$130,962,885
Total change in net assets	$1,228,352	$130,174,107
Net assets
At beginning of period	667,395,925	537,221,818
At end of period (including undistributed net investment income of $23,217,307 and $23,384,354, respectively)	$668,624,277	$667,395,925

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.14	$13.23	$12.89	$12.65	$12.84
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.50	$0.55	$0.56	$0.56
Net realized and unrealized gain (loss) on investments	0.16	0.08	0.51	0.31	(0.12)
Total from investment operations	$0.61	$0.58	$1.06	$0.87	$0.44
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.67)	$(0.72)	$(0.63)	$(0.63)
Net asset value, end of period	$13.27	$13.14	$13.23	$12.89	$12.65
Total return (%) (k)(s)	4.75	4.49	8.55	7.18	3.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.64	0.64	0.65	0.63	0.63
Net investment income	3.39	3.85	4.31	4.48	4.47
Portfolio turnover	36	36	52	39	29
Net assets at end of period (000 omitted)	$227,694	$250,133	$266,170	$299,871	$351,906

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.06	$13.15	$12.81	$12.58	$12.77
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.46	$0.52	$0.53	$0.53
Net realized and unrealized gain (loss) on investments	0.17	0.08	0.50	0.31	(0.12)
Total from investment operations	$0.58	$0.54	$1.02	$0.84	$0.41
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.63)	$(0.68)	$(0.61)	$(0.60)
Net asset value, end of period	$13.18	$13.06	$13.15	$12.81	$12.58
Total return (%) (k)(s)	4.49	4.23	8.29	6.91	3.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.89	0.89	0.90	0.88	0.88
Net investment income	3.13	3.54	4.06	4.23	4.22
Portfolio turnover	36	36	52	39	29
Net assets at end of period (000 omitted)	$440,930	$417,263	$271,052	$320,695	$309,162

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

11

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active

12

MFS Government Securities Portfolio

Notes to Financial Statements – continued

markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$300,597,144	$—	$300,597,144
Municipal Bonds	—	11,677,298	—	11,677,298
Corporate Bonds	—	3,466,327	—	3,466,327
Residential Mortgage-Backed Securities	—	302,868,115	—	302,868,115
Commercial Mortgage-Backed Securities	—	9,560,418	—	9,560,418
Mutual Funds	36,330,825	—	—	36,330,825
Total Investments	$36,330,825	$628,169,302	$—	$664,500,127

Other Financial Instruments
Futures	$89,375	$—	$—	$89,375

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the fund during the period include futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$89,375	$—

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate Contracts	$(137,849)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate Contracts	$112,526

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk

13

MFS Government Securities Portfolio

Notes to Financial Statements – continued

whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the

14

MFS Government Securities Portfolio

Notes to Financial Statements – continued

forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund entered into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$23,390,230	$26,160,014

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$644,514,656
Gross appreciation	24,534,895
Gross depreciation	(4,549,424)
Net unrealized appreciation (depreciation)	$19,985,471
Undistributed ordinary income	23,217,307
Undistributed long-term capital gain	228,548
Other temporary differences	(69,733)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$8,713,299	$12,895,028
Service Class	14,676,931	13,264,986
Total	$23,390,230	$26,160,014

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total operating expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, such that the total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0349% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $11,427 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$226,830,152	$205,073,369
Investments (non-U.S. Government securities)	$10,986,793	$20,318,352

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,095,324	$14,559,638	2,063,849	$26,840,152
Service Class	4,738,186	62,491,854	13,292,413	171,590,407
	5,833,510	$77,051,492	15,356,262	$198,430,559
Shares issued to shareholders in reinvestment of distributions
Initial Class	674,404	$8,713,299	1,004,286	$12,895,028
Service Class	1,142,174	14,676,931	1,037,949	13,264,986
	1,816,578	$23,390,230	2,042,235	$26,160,014
Shares reacquired
Initial Class	(3,646,469)	$(48,569,228)	(4,149,064)	$(54,363,397)
Service Class	(4,373,733)	(57,723,065)	(2,989,941)	(39,264,291)
	(8,020,202)	$(106,292,293)	(7,139,005)	$(93,627,688)
Net change
Initial Class	(1,876,741)	$(25,296,291)	(1,080,929)	$(14,628,217)
Service Class	1,506,627	19,445,720	11,340,421	145,591,102
	(370,114)	$(5,850,571)	10,259,492	$130,962,885

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $7,465 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	55,015,709	247,396,937	(266,081,821)	36,330,825

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$85,762	$36,330,825

17

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

18

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

19

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

20

MFS Government Securities Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Geoffrey Schechter

21

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year and the five-year periods ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

22

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

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MFS Government Securities Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

MFS® Total Return Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/10
TRS-ANN

MFS® TOTAL RETURN PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we enter 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Total Return Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 3.125%, 2013	3.1%
U.S. Treasury Notes, 3.75%, 2018	2.7%
U.S. Treasury Notes, 1.375%, 2013	2.6%
Fannie Mae, 5.5%, 30 Years	2.2%
JPMorgan Chase & Co.	2.1%
Philip Morris International, Inc.	1.7%
Exxon Mobil Corp.	1.7%
Lockheed Martin Corp.	1.6%
Goldman Sachs Group, Inc.	1.6%
AT&T, Inc.	1.5%

Composition including fixed income credit quality (a)(i)
AAA	16.7%
AA	1.5%
A	3.2%
BBB	5.0%
BB	0.3%
B (o)	0.0%
CCC	0.2%
C (o)	0.0%
U.S. Agency (NR)	13.3%
Non-Fixed Income (NR)	60.0%
Cash & Other	(0.2)%

Equity sectors
Financial Services	14.3%
Energy	7.6%
Consumer Staples	6.7%
Health Care	6.3%
Industrial Goods & Services	5.9%
Utilities & Communications	5.1%
Technology	3.6%
Retailing	2.6%
Basic Materials	2.6%
Leisure	2.6%
Autos & Housing	1.1%
Special Products & Services	1.1%
Transportation	0.5%

Fixed income sectors (i)
U.S. Treasury Securities	14.1%
Mortgage-Backed Securities	13.2%
High Grade Corporates	8.0%
Commercial Mortgage-Backed Securities	2.0%
Non-U.S. Government Bonds	0.7%
Emerging Markets Bonds	0.7%
U.S. Government Agencies	0.5%
High Yield Corporates	0.3%
Collateralized Debt Obligations	0.3%
Asset-Backed Securities	0.2%
Municipal Bonds	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

2

MFS Total Return Portfolio

Portfolio Composition – continued

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 12/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2010, Initial Class shares of the MFS Total Return Portfolio (the “fund”) provided a total return of 9.97%, while Service Class shares of the fund provided a total return of 9.69%. These compare with returns of 15.06% and 6.54% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), respectively.

Market Environment

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations toward year end.

Detractors from Performance

Within the equity portion of the fund, stock selection and an overweight position in the financial services sector held back performance relative to the S&P 500 Index. Holdings of financial services firms, JPMorgan Chase and Bank of America, were among the fund’s top detractors. Shares of Bank of America fell during the period as the company reported weaker-than-expected capital markets revenues and net interest income. We believe concerns about potential losses tied to loan repurchases also weighed on the company’s stock price. Not owning strong-performing diversified financial services company Citigroup also hurt relative results.

Stock selection in the energy and industrial goods & services sectors negatively impacted relative performance. In the energy sector, integrated oil and gas company TOTAL (b) (France) was among the top detractors. In the industrial goods & services sector, holdings of defense contractor Lockheed Martin, and not owning strong-performing heavy machine manufacturer Caterpillar, weighed on returns. The stock price of Lockheed Martin declined as increasing concerns about the potential for defense budget cuts negatively affected the company’s future revenue and margin prospects.

Holdings in other sectors that detracted from relative performance included pharmaceutical company Abbott Laboratories and medical device maker Medtronic. Not owning consumer electronics maker Apple and automobile manufacturer Ford Motor Co. also dampened relative results as both stocks significantly outperformed the benchmark.

Within the fixed income portion of the fund, a lesser exposure to Government National Mortgage Association (Ginnie Mae) mortgage-backed securities held back relative performance as bonds in this sector performed well compared with the Barclays Capital Index.

Contributors to Performance

Within the equity portion of the fund, holdings of chemical company PPG Industries, insurance company MetLife, diversified industrial manufacturer Eaton Corp., tobacco company Philip Morris International, and automotive parts retailer Advance Auto Parts (b) contributed to relative returns. Shares of Philip Morris rose as the company announced strong earnings results on the back of solid price increases from its tobacco products. Not owning poor-performing software products developer Microsoft, and the timing of our ownership in shares of internet search engine Google (h), also had a positive impact on relative results.

4

MFS Total Return Portfolio

Management Review – continued

Within the fixed income portion of the fund, a primary positive factor in relative performance was the fund’s holdings in commercial mortgage-backed securities as these bonds significantly outperformed the Barclays Capital Index.

The fund’s return from yield, which was greater than that of the benchmark, also had a positive impact on relative performance. A greater exposure to Federal National Mortgage Association (Fannie Mae) mortgage-backed securities also helped. Other positive factors for relative performance included the fund’s greater exposure to bonds in the financial sector and to “BBB” rated (r) securities.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins	Joshua Marston
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Michael Roberge	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Total Return Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/10

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/10

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/11/88	9.97%	3.59%	4.28%	N/A
Service Class	8/24/01	9.69%	3.33%	N/A	4.33%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		15.06%	2.29%	1.41%	N/A
Barclays Capital U.S. Aggregate Bond Index (f)		6.54%	5.80%	5.84%	N/A
Total Return Blended Index (f)(x)		12.13%	4.08%	3.53%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Initial Class shares. (See Notes to Performance Summary.)

(x)	Total Return Blended Index consists of 60% Standard & Poor’s 500 Stock Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

6

MFS Total Return Portfolio

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Total Return Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2010 through December 31, 2010

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expenses Paid During Period (p) 7/01/10-12/31/10
Initial Class	Actual	0.74%	$1,000.00	$1,127.77	$3.97
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
Service Class	Actual	0.99%	$1,000.00	$1,126.10	$5.31
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

8

MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS 12/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 59.7%
Aerospace – 4.1%
Honeywell International, Inc.	120,100	$6,384,515
Lockheed Martin Corp.	324,410	22,679,502
Northrop Grumman Corp.	99,120	6,420,994
Precision Castparts Corp.	16,960	2,361,002
United Technologies Corp.	245,900	19,357,248

		$57,203,261

Alcoholic Beverages – 0.8%
Diageo PLC	487,734	$9,011,045
Heineken N.V.	41,935	2,056,025

		$11,067,070

Apparel Manufacturers – 0.2%
NIKE, Inc., “B”	39,670	$3,388,611

Automotive – 0.4%
General Motors Co. (a)	57,280	$2,111,341
Johnson Controls, Inc.	97,170	3,711,894

		$5,823,235

Broadcasting – 1.5%
Omnicom Group, Inc.	167,900	$7,689,820
Time Warner, Inc.	67,930	2,185,308
Walt Disney Co.	282,820	10,608,578

		$20,483,706

Brokerage & Asset Managers – 0.7%
Blackrock, Inc.	12,829	$2,444,951
Charles Schwab Corp.	180,150	3,082,367
Deutsche Boerse AG	24,105	1,668,556
Franklin Resources, Inc.	29,220	3,249,556

		$10,445,430

Business Services – 1.1%
Accenture Ltd., “A”	210,150	$10,190,174
Dun & Bradstreet Corp.	31,670	2,599,790
Western Union Co.	134,050	2,489,309

		$15,279,273

Cable TV – 0.4%
Comcast Corp., “Special A”	238,740	$4,968,179

Chemicals – 1.8%
3M Co.	127,800	$11,029,140
E.I. du Pont de Nemours & Co.	56,160	2,801,261
PPG Industries, Inc.	130,450	10,966,932

		$24,797,333

Computer Software – 1.0%
Oracle Corp.	442,580	$13,852,754

Computer Software – Systems – 1.5%
Hewlett-Packard Co.	186,890	$7,868,069
International Business Machines Corp.	87,670	12,866,449

		$20,734,518

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.6%
Pulte Homes, Inc. (a)	149,610	$1,125,067
Sherwin-Williams Co.	61,320	5,135,550
Stanley Black & Decker, Inc.	42,944	2,871,665

		$9,132,282

Consumer Products – 1.0%
Avon Products, Inc.	35,500	$1,031,630
Clorox Co.	35,980	2,276,814
Procter & Gamble Co.	160,201	10,305,730

		$13,614,174

Electrical Equipment – 1.0%
Danaher Corp.	256,070	$12,078,822
General Electric Co.	124,940	2,285,153

		$14,363,975

Electronics – 0.6%
Intel Corp.	373,140	$7,847,134

Energy – Independent – 3.1%
Anadarko Petroleum Corp.	40,900	$3,114,944
Apache Corp.	153,390	18,288,690
EOG Resources, Inc.	59,670	5,454,435
Noble Energy, Inc.	50,360	4,334,989
Occidental Petroleum Corp.	85,070	8,345,367
QEP Resources, Inc.	40,230	1,460,751
Southwestern Energy Co. (a)	63,280	2,368,570

		$43,367,746

Energy – Integrated – 3.6%
Chevron Corp.	172,277	$15,720,276
Exxon Mobil Corp.	321,866	23,534,842
Hess Corp.	125,210	9,583,573
TOTAL S.A., ADR	45,320	2,423,714

		$51,262,405

Engineering – Construction – 0.3%
Fluor Corp.	63,780	$4,226,063

Food & Beverages – 3.0%
General Mills, Inc.	265,520	$9,449,857
Groupe Danone	36,087	2,267,448
J.M. Smucker Co.	35,433	2,326,176
Kellogg Co.	63,550	3,246,134
Nestle S.A.	245,395	14,369,386
PepsiCo, Inc.	165,070	10,784,023

		$42,443,024

Food & Drug Stores – 0.9%
CVS Caremark Corp.	161,552	$5,617,163
Kroger Co.	92,770	2,074,337
Walgreen Co.	139,650	5,440,764

		$13,132,264

9

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Gaming & Lodging – 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	15,990	$971,872

General Merchandise – 1.0%
Kohl’s Corp. (a)	111,760	$6,073,038
Target Corp.	124,580	7,490,995

		$13,564,033

Insurance – 4.4%
ACE Ltd.	106,070	$6,602,858
Aflac, Inc.	48,430	2,732,905
Allstate Corp.	85,410	2,722,871
Aon Corp.	159,460	7,336,755
Chubb Corp.	48,970	2,920,571
MetLife, Inc.	400,620	17,803,553
Prudential Financial, Inc.	204,770	12,022,047
Travelers Cos., Inc.	179,680	10,009,973

		$62,151,533

Leisure & Toys – 0.3%
Hasbro, Inc.	79,450	$3,748,451

Machinery & Tools – 0.5%
Eaton Corp.	65,750	$6,674,283

Major Banks – 8.4%
Bank of America Corp.	1,060,450	$14,146,403
Bank of New York Mellon Corp.	658,535	19,887,757
Goldman Sachs Group, Inc.	129,970	21,855,755
JPMorgan Chase & Co.	708,492	30,054,231
PNC Financial Services Group, Inc.	95,420	5,793,902
State Street Corp.	223,360	10,350,502
Wells Fargo & Co.	509,120	15,777,629

		$117,866,179

Medical & Health Technology & Services – 0.1%
Quest Diagnostics, Inc.	32,650	$1,762,121

Medical Equipment – 2.3%
Becton, Dickinson & Co.	85,530	$7,228,996
Covidien PLC	51,730	2,361,992
Medtronic, Inc.	229,220	8,501,770
St. Jude Medical, Inc. (a)	169,890	7,262,798
Thermo Fisher Scientific, Inc. (a)	101,780	5,634,541
Waters Corp. (a)	22,700	1,764,017

		$32,754,114

Metals & Mining – 0.1%
United States Steel Corp.	33,460	$1,954,732

Natural Gas – Distribution – 0.1%
Sempra Energy	32,110	$1,685,133

Natural Gas – Pipeline – 0.2%
Williams Cos., Inc.	140,500	$3,473,160

Network & Telecom – 0.5%
Cisco Systems, Inc. (a)	349,340	$7,067,148

Oil Services – 0.8%
Halliburton Co.	34,360	$1,402,919
National Oilwell Varco, Inc.	33,050	2,222,613

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – continued
Noble Corp.	45,320	$1,621,095
Schlumberger Ltd.	25,610	2,138,435
Transocean, Inc. (a)	47,070	3,271,836

		$10,656,898

Other Banks & Diversified Financials – 0.8%
Marshall & Ilsley Corp.	274,850	$1,901,962
MasterCard, Inc., “A”	22,630	5,071,609
Visa, Inc., “A”	23,830	1,677,155
Zions Bancorporation	88,660	2,148,232

		$10,798,958

Pharmaceuticals – 3.9%
Abbott Laboratories	252,760	$12,109,732
Bayer AG	27,117	2,003,875
GlaxoSmithKline PLC	85,237	1,647,872
Johnson & Johnson	324,900	20,095,065
Merck & Co., Inc.	52,180	1,880,567
Pfizer, Inc.	870,331	15,239,496
Roche Holding AG	13,776	2,018,516

		$54,995,123

Railroad & Shipping – 0.3%
Canadian National Railway Co.	31,560	$2,097,793
Union Pacific Corp.	17,100	1,584,486

		$3,682,279

Restaurants – 0.3%
McDonald’s Corp.	54,050	$4,148,878

Specialty Chemicals – 0.7%
Air Products & Chemicals, Inc.	107,990	$9,821,691

Specialty Stores – 0.5%
Advance Auto Parts, Inc.	21,710	$1,436,117
Best Buy Co., Inc.	28,340	971,779
Staples, Inc.	186,250	4,240,913

		$6,648,809

Telecommunications – Wireless – 0.8%
Vodafone Group PLC	4,485,537	$11,595,053

Telephone Services – 1.7%
AT&T, Inc.	705,416	$20,725,122
CenturyLink, Inc.	76,343	3,524,756

		$24,249,878

Tobacco – 1.9%
Altria Group, Inc.	48,860	$1,202,933
Philip Morris International, Inc.	402,480	23,557,154
Reynolds American, Inc.	44,720	1,458,766

		$26,218,853

Trucking – 0.2%
United Parcel Service, Inc., “B”	43,280	$3,141,262

Utilities – Electric Power – 2.2%
American Electric Power Co., Inc.	82,160	$2,956,117
CenterPoint Energy, Inc.	38,190	600,347

10

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Dominion Resources, Inc.	47,538	$2,030,823
Entergy Corp.	66,680	4,722,944
NextEra Energy, Inc.	40,960	2,129,510
NRG Energy, Inc. (a)	100,200	1,957,908
PG&E Corp.	131,580	6,294,787
PPL Corp.	182,190	4,795,241
Public Service Enterprise Group, Inc.	191,560	6,093,524

		$31,581,201

Total Common Stocks (Identified Cost, $765,611,702)		$838,644,079

BONDS – 39.9%
Agency – Other – 0.1%
Financing Corp., 9.65%, 2018	$490,000	$704,681

Asset-Backed & Securitized – 2.5%
Anthracite Ltd., “A”, CDO, FRN, 0.71%, 2017 (z)	$1,563,470	$1,485,297
Banc of America Commercial Mortgage, Inc., FRN, 5.742%, 2017	800,000	852,146
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040 (z)	1,385,417	631,612
BlackRock Capital Finance LP, 7.75%, 2026 (n)	149,282	20,108
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	1,168,500	1,174,343
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2017	4,050,000	4,329,344
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	1,360,000	1,409,667
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	1,120,000	752,385
Credit Suisse Mortgage Capital Certificate, 5.695%, 2017	1,881,580	1,931,840
Crest G-Star, CDO, FRN, 0.761%, 2016	1,618,348	1,602,165
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	999,539	603,202
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	1,620,000	1,637,280
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,034,871	1,105,649
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.232%, 2041	1,985,000	2,112,675
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	2,438,368	2,612,021
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.872%, 2045	2,420,000	2,646,534
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.817%, 2049	1,300,000	1,360,131
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.988%, 2051	2,664,573	2,790,843
Merrill Lynch Mortgage Trust, FRN, 5.825%, 2050	999,000	292,765
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2039	1,881,580	1,938,597

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I, Inc., FRN, 1.007%, 2030 (i)(n)	$8,449,426	$222,128
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	840,031	848,952
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	1,405,000	509,327
Spirit Master Funding LLC, 5.05%, 2023 (z)	1,320,266	1,153,674
Structured Asset Securities Corp., FRN, 4.67%, 2035	277,105	275,342
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2017	1,300,000	1,349,237

		$35,647,264

Automotive – 0.1%
Toyota Motor Credit Corp., 3.2%, 2015	$720,000	$743,716

Broadcasting – 0.1%
News America, Inc., 8.5%, 2025	$1,154,000	$1,410,226

Cable TV – 0.4%
Cox Communications, Inc., 4.625%, 2013	$1,167,000	$1,248,862
DIRECTV Holdings LLC, 4.6%, 2021	1,500,000	1,480,490
Time Warner Entertainment Co. LP, 8.375%, 2033	1,830,000	2,309,418

		$5,038,770

Conglomerates – 0.1%
Kennametal, Inc., 7.2%, 2012	$1,780,000	$1,876,590

Consumer Services – 0.1%
Western Union Co., 5.4%, 2011	$1,877,000	$1,951,285

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$1,853,000	$1,976,171

Electronics – 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$1,492,000	$1,695,531

Emerging Market Quasi-Sovereign – 0.2%
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	$488,000	$462,397
Petroleos Mexicanos, 8%, 2019	852,000	1,026,660
Qtel International Finance Ltd., 7.875%, 2019 (n)	240,000	286,744
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	1,008,186	1,083,800

		$2,859,601

Emerging Market Sovereign – 0.2%
Republic of Peru, 7.35%, 2025	$103,000	$125,300
Russian Federation, 3.625%, 2015 (z)	2,500,000	2,503,250

		$2,628,550

Energy – Independent – 0.1%
Anadarko Petroleum Corp., 6.45%, 2036	$1,510,000	$1,506,057

Energy – Integrated – 0.3%
BP Capital Markets PLC, 4.5%, 2020	$346,000	$345,166
Hess Corp., 8.125%, 2019	330,000	416,912
Husky Energy, Inc., 5.9%, 2014	875,000	961,617

11

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – continued
Husky Energy, Inc., 7.25%, 2019	$888,000	$1,054,417
Petro-Canada, 6.05%, 2018	1,794,000	2,038,278

		$4,816,390

Financial Institutions – 0.0%
General Electric Capital Corp., 5.45%, 2013	$179,000	$192,496

Food & Beverages – 0.3%
Anheuser-Busch Cos., Inc., 8%, 2039 (n)	$1,450,000	$1,937,273
Miller Brewing Co., 5.5%, 2013 (n)	1,475,000	1,600,961

		$3,538,234

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$1,140,000	$1,293,424

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 6%, 2016	$1,146,000	$1,199,215

Insurance – 0.3%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$1,405,000	$1,208,300
MetLife, Inc., 4.75%, 2021	370,000	377,779
Metropolitan Life Global Funding, 5.125%, 2013 (n)	590,000	635,264
Metropolitan Life Global Funding, 5.125%, 2014 (n)	640,000	696,157
Prudential Financial, Inc., 5.375%, 2020	310,000	323,934
Prudential Financial, Inc., 6.625%, 2040	500,000	557,904

		$3,799,338

Insurance – Property & Casualty – 0.2%
Chubb Corp., 6.375% to 2017, FRN to 2067	$2,340,000	$2,439,450
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	146,000	142,460
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	524,000	510,900

		$3,092,810

International Market Quasi-Sovereign – 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$980,000	$1,019,616
ING Bank N.V., 3.9%, 2014 (n)	1,450,000	1,557,929
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	1,800,000	1,614,632
KFW International Finance, Inc., 4.875%, 2019	1,460,000	1,618,912
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	2,610,000	2,671,755
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	793,000	835,196

		$9,318,040

Local Authorities – 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$1,190,000	$1,306,144

Issuer	Shares/Par	Value ($)

BONDS – continued
Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$1,760,000	$1,896,268

Major Banks – 1.4%
Bank of America Corp., 7.375%, 2014	$550,000	$611,369
Bank of America Corp., 5.49%, 2019	729,000	711,107
Bank of America Corp., 7.625%, 2019	780,000	898,119
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	700,000	668,500
Commonwealth Bank of Australia, 5%, 2019 (n)	780,000	816,441
Credit Suisse New York, 5.5%, 2014	1,600,000	1,754,643
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	998,000	1,007,980
Goldman Sachs Group, Inc., 5.625%, 2017	1,446,000	1,529,055
HSBC USA, Inc., 4.875%, 2020	860,000	854,898
JPMorgan Chase & Co., 6.3%, 2019	1,310,000	1,491,114
JPMorgan Chase Capital XXII, 6.45%, 2037	632,000	629,535
JPMorgan Chase Capital XXVII, 7%, 2039	166,000	173,807
Merrill Lynch & Co., Inc., 6.15%, 2013	1,220,000	1,309,069
Morgan Stanley, 5.75%, 2016	1,145,000	1,221,114
Morgan Stanley, 6.625%, 2018	1,650,000	1,789,869
PNC Funding Corp., 5.625%, 2017	1,180,000	1,261,344
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,610,000	1,574,422
Wachovia Corp., 5.25%, 2014	787,000	839,331

		$19,141,717

Medical & Health Technology & Services – 0.2%
CareFusion Corp., 6.375%, 2019	$1,300,000	$1,468,727
Hospira, Inc., 6.05%, 2017	1,071,000	1,199,870

		$2,668,597

Metals & Mining – 0.2%
ArcelorMittal, 6.125%, 2018	$638,000	$679,781
ArcelorMittal, 5.25%, 2020	1,250,000	1,235,779
Vale Overseas Ltd., 4.625%, 2020	337,000	333,658
Vale Overseas Ltd., 6.875%, 2039	257,000	283,967

		$2,533,185

Mortgage-Backed – 13.1%
Fannie Mae, 4.01%, 2013	$177,329	$185,679
Fannie Mae, 4.562%, 2014	824,432	881,389
Fannie Mae, 4.63%, 2014	444,316	474,838
Fannie Mae, 4.841%, 2014	748,049	803,924
Fannie Mae, 4.88%, 2014	301,920	326,061
Fannie Mae, 4.56%, 2015	296,312	317,546
Fannie Mae, 4.7%, 2015	639,051	687,786
Fannie Mae, 4.78%, 2015	423,701	456,953
Fannie Mae, 4.856%, 2015	303,128	325,961
Fannie Mae, 4.997%, 2015	133,254	145,101
Fannie Mae, 5.1%, 2015	480,000	509,901
Fannie Mae, 5.09%, 2016	460,000	499,349
Fannie Mae, 5.27%, 2016	545,000	591,686
Fannie Mae, 5.5%, 2016 - 2040	31,750,420	34,212,083

12

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.662%, 2016	$427,050	$468,023
Fannie Mae, 5.725%, 2016	288,654	315,317
Fannie Mae, 5.05%, 2017	454,562	493,368
Fannie Mae, 6%, 2017 - 2037	19,958,847	21,939,319
Fannie Mae, 4.5%, 2018 - 2035	3,460,792	3,607,159
Fannie Mae, 5%, 2018 - 2039	17,297,042	18,323,636
Fannie Mae, 5.37%, 2018	600,000	649,881
Fannie Mae, 7.5%, 2030 - 2031	181,730	208,583
Fannie Mae, 6.5%, 2031 - 2037	5,623,432	6,312,755
Freddie Mac, 6%, 2016 - 2037	8,557,993	9,374,674
Freddie Mac, 5%, 2017 - 2039	14,237,651	15,042,709
Freddie Mac, 4%, 2018 - 2040	10,731,806	10,752,670
Freddie Mac, 4.5%, 2018 - 2039	11,806,892	12,274,625
Freddie Mac, 5.085%, 2019	1,417,000	1,498,182
Freddie Mac, 5.5%, 2019 - 2037	9,933,129	10,684,802
Freddie Mac, 3.808%, 2020	1,217,000	1,196,436
Freddie Mac, 6.5%, 2034 - 2038	3,427,819	3,829,078
Ginnie Mae, 4.5%, 2033 - 2040	6,399,173	6,686,962
Ginnie Mae, 5%, 2033 - 2039	7,536,878	8,021,059
Ginnie Mae, 5.5%, 2033 - 2035	3,830,565	4,161,138
Ginnie Mae, 6%, 2033 - 2038	3,480,876	3,869,827
Ginnie Mae, 4%, 2040	4,048,000	4,071,434

		$184,199,894

Municipals – 0.2%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$105,000	$107,562
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	795,000	855,293
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	1,275,000	1,410,201

		$2,373,056

Natural Gas – Pipeline – 0.5%
CenterPoint Energy, Inc., 7.875%, 2013	$1,285,000	$1,452,609
Enterprise Products Operating LLC, 6.5%, 2019	966,000	1,096,849
Kinder Morgan Energy Partners LP, 6.75%, 2011	1,620,000	1,637,984
Kinder Morgan Energy Partners LP, 7.4%, 2031	804,000	899,209
Kinder Morgan Energy Partners LP, 7.75%, 2032	590,000	684,649
Spectra Energy Capital LLC, 8%, 2019	987,000	1,202,419

		$6,973,719

Network & Telecom – 0.5%
AT&T, Inc., 6.55%, 2039	$1,390,000	$1,512,951
BellSouth Corp., 6.55%, 2034	1,472,000	1,548,108
Telecom Italia Capital, 5.25%, 2013	752,000	783,438
Verizon New York, Inc., 6.875%, 2012	2,443,000	2,606,073

		$6,450,570

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – 1.0%
American Express Co., 5.5%, 2016	$938,000	$1,030,475
Banco Bradesco S.A., 6.75%, 2019 (n)	681,000	725,265
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	600,000	563,750
Capital One Financial Corp., 6.15%, 2016	1,540,000	1,667,236
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,494,000	1,717,114
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	599,000	567,717
Svenska Handelsbanken AB, 4.875%, 2014 (n)	2,000,000	2,125,976
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	2,970,000	2,851,200
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	2,715,000	2,749,130

		$13,997,863

Pharmaceuticals – 0.2%
Pfizer, Inc., 7.2%, 2039	$590,000	$763,482
Roche Holdings, Inc., 6%, 2019 (n)	1,980,000	2,302,421

		$3,065,903

Real Estate – 0.3%
Boston Properties, Inc., REIT, 5%, 2015	$369,000	$395,713
HRPT Properties Trust, REIT, 6.25%, 2016	2,545,000	2,655,400
Simon Property Group, Inc., REIT, 5.875%, 2017	1,131,000	1,241,511
WEA Finance LLC, REIT, 6.75%, 2019 (n)	426,000	474,574

		$4,767,198

Retailers – 0.2%
Limited Brands, Inc., 5.25%, 2014	$404,000	$418,140
Wal-Mart Stores, Inc., 5.25%, 2035	2,241,000	2,255,226

		$2,673,366

Supranational – 0.1%
Asian Development Bank, 2.75%, 2014	$1,040,000	$1,082,826

Telecommunications – Wireless – 0.2%
Crown Castle Towers LLC, 6.113%, 2020 (n)	$783,000	$816,920
Crown Castle Towers LLC, 4.883%, 2020 (n)	420,000	403,653
Rogers Communications, Inc., 6.8%, 2018	1,554,000	1,868,310

		$3,088,883

Transportation – Services – 0.1%
Erac USA Finance Co., 7%, 2037 (n)	$1,325,000	$1,426,793

U.S. Government Agencies and Equivalents – 0.4%
Fannie Mae, 6%, 2011	$1,539,000	$1,571,564
Small Business Administration, 4.77%, 2024	608,048	644,665
Small Business Administration, 5.18%, 2024	994,837	1,061,245
Small Business Administration, 4.99%, 2024	892,080	951,719

13

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.11%, 2025	$1,929,637	$2,068,169

		$6,297,362

U.S. Treasury Obligations – 14.0%
U.S. Treasury Bonds, 2%, 2013	$2,348,000	$2,417,339
U.S. Treasury Bonds, 8.5%, 2020	2,554,000	3,654,215
U.S. Treasury Bonds, 8%, 2021	320,000	452,600
U.S. Treasury Bonds, 6%, 2026	651,000	804,900
U.S. Treasury Bonds, 6.75%, 2026	408,000	541,747
U.S. Treasury Bonds, 5.25%, 2029	1,229,000	1,409,509
U.S. Treasury Bonds, 5.375%, 2031	2,921,000	3,409,812
U.S. Treasury Bonds, 5%, 2037	7,630,000	8,513,409
U.S. Treasury Bonds, 4.5%, 2039	14,705,200	15,100,402
U.S. Treasury Notes, 0.875%, 2011	7,515,000	7,522,928
U.S. Treasury Notes, 5.125%, 2011	357,000	365,660
U.S. Treasury Notes, 4.5%, 2012	1,924,000	2,029,895
U.S. Treasury Notes, 4.625%, 2012	1,800,000	1,918,265
U.S. Treasury Notes, 1.375%, 2012	6,962,000	7,064,529
U.S. Treasury Notes, 1.375%, 2013	36,404,000	36,935,862
U.S. Treasury Notes, 3.125%, 2013	40,447,000	42,908,564
U.S. Treasury Notes, 2.75%, 2013	1,080,000	1,135,266
U.S. Treasury Notes, 1.875%, 2014	13,481,000	13,787,477
U.S. Treasury Notes, 4.125%, 2015	4,512,000	4,968,488
U.S. Treasury Notes, 2.625%, 2016	868,000	890,853
U.S. Treasury Notes, 5.125%, 2016	488,000	562,229
U.S. Treasury Notes, 4.75%, 2017	2,210,000	2,506,105
U.S. Treasury Notes, 3.75%, 2018	35,419,000	37,674,199

		$196,574,253

Utilities – Electric Power – 1.0%
Bruce Mansfield Unit, 6.85%, 2034	$2,531,254	$2,686,529
EDP Finance B.V., 6%, 2018 (n)	1,139,000	1,064,596
Enel Finance International S.A., 6.25%, 2017 (n)	1,183,000	1,292,071

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
MidAmerican Funding LLC, 6.927%, 2029	$2,762,000	$3,194,507
Oncor Electric Delivery Co., 7%, 2022	1,582,000	1,858,331
PSEG Power LLC, 6.95%, 2012	1,177,000	1,268,993
PSEG Power LLC, 5.32%, 2016	923,000	1,009,948
System Energy Resources, Inc., 5.129%, 2014 (z)	442,025	456,347
Waterford 3 Funding Corp., 8.09%, 2017	1,629,291	1,647,947

		$14,479,269

Total Bonds (Identified Cost, $542,088,757)		$560,285,255

CONVERTIBLE PREFERRED STOCKS – 0.3%
Automotive – 0.1%
General Motors Co., 4.75% (a)	43,700	$2,364,607

Energy – Independent – 0.1%
Apache Corp., 6%	12,760	$845,478

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	12,920	$710,212

Total Convertible Preferred Stocks (Identified Cost, $3,501,519)		$3,920,297

MONEY MARKET FUNDS (v) – 0.6%
MFS Institutional Money Market Portfolio, 0.18%, at Cost and Net Asset Value	9,034,481	$9,034,481

Total Investments (Identified Cost, $1,320,236,459)		$1,411,884,112

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(7,043,843)

Net Assets – 100.0%		$1,404,840,269

(a)	Non-income producing security.

(e)	Guaranteed by Minister for Finance of Ireland.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $39,467,082, representing 2.8% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.71%, 2017	3/19/10	$1,457,935	$1,485,297
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.86%, 2040	3/01/06	1,385,417	631,612
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/14/10	1,169,224	1,174,343
Russian Federation, 3.625%, 2015	4/22/10	2,488,513	2,503,250
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,307,612	1,153,674
System Energy Resources, Inc., 5.129%, 2014	4/16/04	442,025	456,347
Total Restricted Securities			$7,404,523
% of Net Assets			0.5%

14

MFS Total Return Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/10
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,311,201,978)	$1,402,849,631
Underlying funds, at cost and value	9,034,481
Total investments, at value (identified cost, $1,320,236,459)	$1,411,884,112
Cash	7,551
Receivables for
Fund shares sold	174,209
Interest and dividends	5,531,852
Other assets	40,142
Total assets		$1,417,637,866
Liabilities
Payables for
Investments purchased	$10,755,525
Fund shares reacquired	1,817,583
Payable to affiliates
Investment adviser	62,494
Distribution and/or service fees	11,415
Administrative services fee	2,673
Payable for Trustees’ compensation	1,604
Accrued expenses and other liabilities	146,303
Total liabilities		$12,797,597
Net assets		$1,404,840,269
Net assets consist of
Paid-in capital	$1,410,180,289
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	91,656,617
Accumulated net realized gain (loss) on investments and foreign currency transactions	(130,156,424)
Undistributed net investment income	33,159,787
Net assets		$1,404,840,269
Shares of beneficial interest outstanding		84,239,657

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$571,781,101	34,088,090	$16.77
Service Class	833,059,168	50,151,567	16.61

See Notes to Financial Statements

16

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/10
Net investment income
Income
Interest	$24,519,803
Dividends	19,793,350
Dividends from underlying funds	30,719
Foreign taxes withheld	(179,385)
Total investment income		$44,164,487
Expenses
Management fee	$9,488,862
Distribution and/or service fees	2,099,930
Administrative services fee	491,648
Trustees’ compensation	193,343
Custodian fee	200,984
Shareholder communications	34,015
Auditing fees	62,355
Legal fees	8,128
Miscellaneous	109,051
Total expenses		$12,688,316
Fees paid indirectly	(150)
Reduction of expenses by investment adviser	(27,978)
Net expenses		$12,660,188
Net investment income		$31,504,299
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$56,478,008
Foreign currency transactions	6,393
Net realized gain (loss) on investments and foreign currency transactions		$56,484,401
Change in unrealized appreciation (depreciation)
Investments	$44,049,581
Translation of assets and liabilities in foreign currencies	8,846
Net unrealized gain (loss) on investments and foreign currency translation		$44,058,427
Net realized and unrealized gain (loss) on investments and foreign currency		$100,542,828
Change in net assets from operations		$132,047,127

See Notes to Financial Statements

17

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2010	2009
Change in net assets
From operations
Net investment income	$31,504,299	$36,057,847
Net realized gain (loss) on investments and foreign currency transactions	56,484,401	14,124,114
Net unrealized gain (loss) on investments and foreign currency translation	44,058,427	170,981,578
Change in net assets from operations	$132,047,127	$221,163,539
Distributions declared to shareholders
From net investment income	$(37,470,337)	$(48,700,594)
Change in net assets from fund share transactions	$(149,042,604)	$(26,516,386)
Total change in net assets	$(54,465,814)	$145,946,559
Net assets
At beginning of period	1,459,306,083	1,313,359,524
At end of period (including undistributed net investment income of $33,159,787 and $37,468,127, respectively)	$1,404,840,269	$1,459,306,083

See Notes to Financial Statements

18

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$15.66	$13.83	$19.50	$20.02	$19.10
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.49	$0.53	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	1.98	(4.30)	0.36	1.69
Total from investment operations	$1.54	$2.38	$(3.81)	$0.89	$2.23
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.55)	$(0.60)	$(0.60)	$(0.54)
From net realized gain on investments	—	—	(1.26)	(0.81)	(0.77)
Total distributions declared to shareholders	$(0.43)	$(0.55)	$(1.86)	$(1.41)	$(1.31)
Net asset value, end of period	$16.77	$15.66	$13.83	$19.50	$20.02
Total return (%) (k)(r)(s)	9.97	18.09	(21.55)	4.32	12.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.76	0.74	0.70	0.71
Expenses after expense reductions (f)	0.74	—	—	—	—
Net investment income	2.37	2.87	2.93	2.67	2.81
Portfolio turnover	32	45	62	60	48
Net assets at end of period (000 omitted)	$571,781	$604,214	$604,843	$1,013,465	$1,210,549

Service Class	Years ended 12/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$15.52	$13.70	$19.33	$19.86	$18.97
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.44	$0.48	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	1.97	(4.26)	0.36	1.67
Total from investment operations	$1.49	$2.33	$(3.82)	$0.84	$2.16
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.51)	$(0.55)	$(0.56)	$(0.50)
From net realized gain on investments	—	—	(1.26)	(0.81)	(0.77)
Total distributions declared to shareholders	$(0.40)	$(0.51)	$(1.81)	$(1.37)	$(1.27)
Net asset value, end of period	$16.61	$15.52	$13.70	$19.33	$19.86
Total return (%) (k)(r)(s)	9.69	17.81	(21.74)	4.07	11.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	0.99	0.95	0.96
Expenses after expense reductions (f)	0.99	—	—	—	—
Net investment income	2.12	2.60	2.69	2.42	2.58
Portfolio turnover	32	45	62	60	48
Net assets at end of period (000 omitted)	$833,059	$855,092	$708,517	$994,977	$903,202

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

19

MFS Total Return Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

20

MFS Total Return Portfolio

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$842,564,376	$—	$—	$842,564,376
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	203,576,296	—	203,576,296
Non-U.S. Sovereign Debt	—	15,889,017	—	15,889,017
Municipal Bonds	—	2,373,056	—	2,373,056
Corporate Bonds	—	85,810,535	—	85,810,535
Residential Mortgage-Backed Securities	—	187,209,208	—	187,209,208
Commercial Mortgage-Backed Securities	—	27,744,533	—	27,744,533
Asset-Backed Securities (including CDOs)	—	4,893,417	—	4,893,417
Foreign Bonds	—	32,789,193	—	32,789,193
Mutual Funds	9,034,481	—	—	9,034,481
Total Investments	$851,598,857	$560,285,255	$—	$1,411,884,112

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

21

MFS Total Return Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/10	12/31/09
Ordinary income (including any short-term capital gains)	$37,470,337	$48,700,594

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/10
Cost of investments	$1,334,900,105
Gross appreciation	112,397,674
Gross depreciation	(35,413,667)
Net unrealized appreciation (depreciation)	$76,984,007
Undistributed ordinary income	33,159,787
Capital loss carryforwards	(115,492,778)
Other temporary differences	8,964

22

MFS Total Return Portfolio

Notes to Financial Statements – continued

As of December 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(99,438,460)
12/31/17	(16,054,318)
Total	$(115,492,778)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/10	Year ended 12/31/09
Initial Class	$15,999,098	$22,536,162
Service Class	21,471,239	26,164,432
Total	$37,470,337	$48,700,594

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Next $700 million of average daily net assets	0.675%
Average daily net assets in excess of $1 billion	0.60%

The management fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.67 % of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. Prior to September 1, 2010, the investment adviser had voluntarily agreed to pay a portion of the fund’s total operating expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, such that the total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement terminated on August 31, 2010. For the year ended December 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

Effective September 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment related expenses, such that the total annual operating expenses do not exceed 0.74% of average daily net assets for the Initial Class shares and 0.99% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2012. For the year ended December 31, 2010, this reduction amounted to $27,978 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

23

MFS Total Return Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2010, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to an annual effective rate of 0.0347% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $24,115 and are included in miscellaneous expense on the Statement of Operations.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$120,186,619	$171,452,189
Investments (non-U.S. Government securities)	$318,942,662	$405,745,732

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/10		Year ended 12/31/09
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	409,999	$6,469,643	672,781	$9,372,909
Service Class	1,433,031	22,334,230	5,685,771	80,037,857
	1,843,030	$28,803,873	6,358,552	$89,410,766
Shares issued to shareholders in reinvestment of distributions
Initial Class	993,116	$15,999,098	1,742,936	$22,536,162
Service Class	1,343,632	21,471,239	2,037,728	26,164,432
	2,336,748	$37,470,337	3,780,664	$48,700,594
Shares reacquired
Initial Class	(5,903,250)	$(93,426,169)	(7,567,033)	$(104,697,805)
Service Class	(7,737,752)	(121,890,645)	(4,338,223)	(59,929,941)
	(13,641,002)	$(215,316,814)	(11,905,256)	$(164,627,746)
Net change
Initial Class	(4,500,135)	$(70,957,428)	(5,151,316)	$(72,788,734)
Service Class	(4,961,089)	(78,085,176)	3,385,276	46,272,348
	(9,461,224)	$(149,042,604)	(1,766,040)	$(26,516,386)

24

MFS Total Return Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the fund’s commitment fee and interest expense were $15,883 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	17,588,859	283,796,098	(292,350,476)	9,034,481

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$30,719	$9,034,481

25

MFS Total Return Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2011

26

MFS Total Return Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director; Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Optobionics Corporation (ophthalmic devices), Director (until 2007); Millipore Corporation (purification/filtration products), Director (until July 2010); Waterstreet Capital (leverage buyouts), Advisory Board (until August 2010)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009); Juridica Capital Management (US) Inc. (litigation financing), Vice President and General Counsel (since 2009); Dulles Properties LLC (real estate), Broker (since 2008); The Citadel School of Business Administration (education), Adjunct Professor (since 2003); Disher, Hamrick & Myers Residential, Inc. (real estate), Broker (until 2006); Frederick H. Dulles Law Practice (law firm), (until 2006); Charlestown School of Law (education), Adjunct Professor (until 2007); Prudential Carolina Real Estate, (real estate), Broker (until 2008); Free Enterprise Foundation Inc. (research institute), Director & Secretary (until 2008); Ten State International Law PLLP (law firm), Of Counsel (until 2009)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	X-Change Corp. (multi-media web services), Director (since 2010); Nano Loa Inc. (liquid crystal displays), Director (until 2009); Profitability of Hawaii (software), Chief Development Officer (until 2010); Elixir Technologies Corporation (software), Director (until 2010)

OFFICERS
Maria F. DiOrioDwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

27

MFS Total Return Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2011, each Trustee serves as a Trustee or Manager of 31 Accounts/Portfolios.

28

MFS Total Return Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Michael Roberge Brooks Taylor

29

MFS Total Return Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2009, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of the Lipper performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2009. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and in the 4th quintile for the five-year period ended December 31, 2009, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

30

MFS Total Return Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to reduce the expense limitation for the Fund through December 31, 2011. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

31

MFS Total Return Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 50.74% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

32

MFS Total Return Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, and Haviland Wright are “independent” members of the Audit Committee as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2010 and 2009, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	39,056	40,270
MFS Blended Research Growth Portfolio	37,152	38,403
MFS Blended Research Value Portfolio	37,152	38,403
MFS Bond Portfolio	53,979	52,937

MFS Core Equity Portfolio	40,564	39,785
MFS Growth Portfolio	39,309	38,554
MFS Emerging Markets Equity Portfolio	41,149	42,322
MFS Global Governments Portfolio	51,868	50,867
MFS Global Growth Portfolio	50,221	51,216
MFS Global Tactical Allocation Portfolio	50,221	51,216
MFS Government Securities Portfolio	44,193	43,343
MFS High Yield Portfolio	57,092	55,989
MFS International Growth Portfolio	41,149	42,322
MFS International Value Portfolio	41,847	43,006
MFS Massachusetts Investors Growth Stock Portfolio	40,564	39,785
MFS Mid Cap Growth Portfolio	38,611	37,870
MFS Money Market Portfolio	23,958	23,504
MFS New Discovery Portfolio	38,611	37,870
MFS Research International Portfolio	39,056	40,270
MFS Global Research Portfolio	39,754	40,954
MFS Strategic Income Portfolio	56,855	55,756
MFS Technology Portfolio	39,056	40,270
MFS Total Return Portfolio	51,868	50,867
MFS Utilities Portfolio	38,611	37,870
MFS Value Portfolio	38,611	37,870
Total	1,070,507	1,071,519

For the fiscal years ended December 31, 2010 and 2009, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Blended Research Growth Portfolio	0	0	5,051	4,952	1,376	1,166
To MFS Blended Research Value Portfolio	0	0	5,051	4,952	1,376	1,166
To MFS Bond Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Core Equity Portfolio	0	0	4,362	4,276	1,376	1,166

To MFS Growth Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Emerging Markets Equity Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Global Governments Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Global Growth Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Global Tactical Allocation Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Government Securities Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS High Yield Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS International Growth Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS International Value Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Massachusetts Investors Growth Stock Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Mid Cap Growth Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Money Market Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS New Discovery Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Research International Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Global Research Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Strategic Income Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Technology Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Total Return Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Utilities Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Value Portfolio	0	0	4,362	4,276	1,376	1,166
Total fees billed by Deloitte To above Funds:	0	0	110,428	108,252	34,400	29,150
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Blended Research Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174

To MFS and MFS Related Entities of MFS Blended Research Value Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio#	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Mid Cap Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS New Discovery Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174

To MFS and MFS Related Entities of MFS Research International Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Research Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Total Return Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Utilities Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Value Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174

	2010		2009
Aggregate fees for non-audit services:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,782,124		1,224,582
To MFS Blended Research Growth Portfolio, MFS and MFS Related Entities#	1,782,813		1,225,258
To MFS Blended Research Value Portfolio, MFS and MFS Related Entities#	1,782,813		1,225,258
To MFS Bond Portfolio, MFS and MFS Related Entities#	1,782,124		1,224,582
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,782,124		1,224,582
To MFS Growth Portfolio, MFS and MFS Related Entities#	1,782,124		1,224,582
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,782,124		1,224,582

To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS High Yield Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Mid Cap Growth Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS New Discovery Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Research International Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Global Research Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Total Return Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,581

To MFS Utilities Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,581
To MFS Value Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,581

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: February 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: February 14, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 14, 2011

*	Print name and title of each signing officer under his or her signature.